UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Important Information

The information presented on the following pages is current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper Fund Award 2011

Thornburg Limited Term Municipal Fund, Class I Shares, was granted a Lipper Fund Award for the ten-year period ended 12/31/10, among 22 Short-Intermediate Municipal Debt Funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Awards are given for three-year, five-year, and ten-year periods. The fund did not win the awards for other time periods.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Barclays Capital Municipal Bond Index – The Municipal Index covers the USD-denominated, investment-grade, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the

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Important Information, Continued

Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.78%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	2.56%	4.03%	4.00%	3.62%	5.45%
With sales charge	1.04%	3.50%	3.69%	3.46%	5.39%

30-DAY YIELDS, A SHARES

As of March 31, 2011

Annualized Distribution Yield	SEC Yield
2.56%	2.24%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2011

Number of Bonds	1,200
Effective Duration	4.0 Yrs
Average Maturity	5.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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Thornburg Limited Term Municipal Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 13, 2011

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares declined from $14.27 to $13.91 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 17.8 cents per share. If you reinvested your dividends, you received 17.9 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter of 2011, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities and by 81 basis points for 10-year maturities. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.

Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Recent legislation has created both positive and negative forces for the performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Washington, DC. If any of the proposals gain real traction, we will gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25% . Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, which is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in most states, driven by growth in income tax and sales tax revenue. Revenues at the state and local level have seen moderate growth over the past six months, providing support for credit ratings and overall credit quality. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

Default rates have not spiked, as was forecast last year by some, though there’s little doubt that more defaults will occur, most likely in sectors tied to real estate development, retirement communities, and health care. Some cities, particularly in the Midwest, are experiencing population declines which can undermine the tax base.

The Fed is still in super-stimulative mode with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45% . The Taylor Rule is a formula guideline for evaluating the level of the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a laddered portfolio of 1,200 municipal bonds. Your Fund is broadly diversified across sectors and 83% invested in bonds rated A or above by at least one of the major rating agencies. We ladder the maturity dates of our bonds so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash-flow stream from maturing bonds to reinvest toward the top end of the ladder where yields are higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

As of 3/31/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

8    Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of negative 1.28% at NAV for the six months ended March 31, 2011, compared to negative 0.96% for the Barclays Capital Five-Year Municipal Bond Index. The total return of the overall municipal bond market as measured by the Barclays Capital Municipal Index for the six months ended March 31, 2011 was negative 3.68% . This period included a negative 4.17% return in the fourth quarter of 2010, the worst of any quarter since 1994.

Rising interest rates were the primary driver of these negative returns. In addition, the Fund’s benchmark Barclays Capital Five-Year Municipal Bond Index consists of 4- to 6-year bonds only, while your Fund consists primarily of bonds ranging from 0 to 10 years and a few longer-term bonds. Since interest rates rose in the period, and longer-term bonds incur more price deterioration when rates rise, the index benefited relative to your Fund by having no exposure to 7- to 10-year bonds.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 2.06%
Alabama State Public School & College Authority, 5.00% due 5/1/2012	AA/Aa1	$2,000,000	$2,095,700
Alabama State Public School & College Authority, 5.00% due 5/1/2013	AA/Aa1	5,000,000	5,419,300
Alabama State Public School & College Authority, 5.00% due 5/1/2015	NR/Aa1	8,530,000	9,580,896
Alabama State Public School & College Authority, 5.00% due 5/1/2016	AA/Aa1	5,000,000	5,662,050
Birmingham GO, 5.00% due 10/1/2013 (Insured: Natl-Re)	AA/Aa2	2,500,000	2,699,700
Birmingham GO, 5.00% due 2/1/2015	AA/Aa2	4,240,000	4,622,914
Birmingham GO, 4.00% due 8/1/2015	AA/Aa2	3,005,000	3,177,908
Birmingham GO, 5.00% due 2/1/2016	AA/Aa2	3,775,000	4,120,186
Birmingham GO, 4.00% due 8/1/2016	AA/Aa2	3,645,000	3,815,039
Birmingham GO, 5.00% due 2/1/2017	AA/Aa2	2,045,000	2,222,690
Birmingham GO, 4.00% due 8/1/2017	AA/Aa2	2,760,000	2,846,222
Birmingham GO, 5.00% due 2/1/2018	AA/Aa2	2,000,000	2,199,200
Courtland Solid Waste Disposal Revenue, 4.75% due 5/1/2017 (International Paper Company)	BBB/NR	5,000,000	4,976,350
Huntsville GO, 5.50% due 11/1/2014 pre-refunded 5/1/2012	AAA/Aaa	3,425,000	3,680,026
Lake Martin Area IDA, 5.00% due 11/1/2011 (County Guaranty)	NR/NR	3,000,000	3,039,420
Mobile GO Warrants, 5.25% due 8/1/2012 (Insured: AGM)	AA+/Aa2	1,025,000	1,087,597
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	1,890,000	1,948,552
Mobile GO Warrants, 5.00% due 2/15/2019	AA-/Aa2	2,000,000	2,159,560
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A/A2	6,000,000	6,552,120
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2016	AAA/Aa2	2,080,000	2,358,762
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2019	AAA/Aa2	3,375,000	3,720,701
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A+/A1	2,500,000	2,681,525
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A+/A1	1,500,000	1,579,650
ALASKA — 0.96%
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: AGM)	AA+/Aa2	4,040,000	4,091,631
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: AGM)	AA+/Aa2	955,000	967,205
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AA+/Aa2	1,600,000	1,743,984
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,193,860
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA-/Aa3	2,000,000	2,176,660
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA-/Aa3	1,900,000	2,086,808
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA-/Aa3	1,000,000	1,105,180
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA-/Aa3	3,000,000	3,310,080
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA-/Aa3	2,455,000	2,691,932
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	A+/Aa2	1,175,000	1,285,979
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: AGM)	AA+/NR	3,000,000	3,094,050
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,666,617
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,000,408

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 3.78%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	$1,285,000	$1,367,497
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	3,935,308
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	A+/NR	3,500,000	3,775,660
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A2	1,470,000	1,538,076
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A2	1,365,000	1,411,028
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A2	1,290,000	1,323,218
Arizona Lottery Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa3	8,370,000	9,137,110
Arizona Lottery Revenue, 5.00% due 7/1/2020 (Insured: AGM)	AA+/Aa3	8,000,000	8,501,600
Arizona Transportation Board Highway Revenue, 5.25% due 7/1/2015	AAA/Aaa	3,860,000	4,139,194
Chandler Street & Highway User Revenue, 3.00% due 7/1/2013	AA/Aa2	1,905,000	1,981,314
Chandler Street & Highway User Revenue, 3.00% due 7/1/2014	AA/Aa2	2,790,000	2,913,178
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,083,150
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,440,725
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,559,707
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A2	2,200,000	2,317,150
Maricopa County IDA Health Facilities Revenue, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A2	1,000,000	1,030,820
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2016 (Catholic Health Care West)	A/A2	4,965,000	4,969,270
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A2	7,500,000	8,030,550
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Service Co.)	BBB-/Baa2	10,000,000	10,285,500
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,238,800
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AAA/NR	3,135,000	3,504,711
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,495,065
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	1,600,000	1,704,448
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	2,600,000	2,786,966
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB-/Baa2	5,600,000	6,090,616
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A2	3,500,000	3,559,500
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	620,000	621,817
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa3	2,500,000	2,743,625
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa3	3,000,000	3,277,080
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa3	3,285,000	3,557,688
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,143,600
Pima County Sewer Revenue, 4.50% due 7/1/2017 (Insured: AGM)	AA+/Aa3	5,000,000	5,417,200
Pima County Sewer Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa3	5,000,000	5,520,450
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,844,162
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,200,020
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,291,262
ARKANSAS — 0.03%
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	A/NR	1,075,000	1,082,536
CALIFORNIA — 8.26%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,000,000	1,100,060
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AA+/Aa3	1,560,000	1,642,992
Calexico USD COP, 5.75% due 9/1/2013	A-/NR	1,685,000	1,778,602
California Educational Facilities, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,544,855
California GO, 4.75% due 4/1/2018	A-/A1	1,250,000	1,359,288

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California GO, 0.21% due 5/1/2034 put 4/1/2011 (LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A+/Aa3	$2,970,000	$2,970,000
California HFA, 5.50% due 2/1/2017 (Community Program; Insured: California Mortgage Insurance)	NR/NR	2,575,000	2,731,277
California HFA, 5.50% due 2/1/2018 (Community Program; Insured: California Mortgage Insurance)	NR/NR	2,715,000	2,864,841
California HFA, 5.50% due 2/1/2019 (Community Program; Insured: California Mortgage Insurance)	NR/NR	2,865,000	2,984,786
California HFA, 5.75% due 2/1/2020 (Community Program; Insured: California Mortgage Insurance)	NR/NR	1,975,000	2,076,693
California HFA, 5.75% due 2/1/2021 (Community Program; Insured: California Mortgage Insurance)	NR/NR	1,695,000	1,768,580
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Health Care West)	A/A2	3,500,000	3,753,225
California HFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic Health Care West)	A/A2	2,000,000	2,144,700
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	1,000,000	1,003,510
California State Department of Water Resources Power Supply, 3.70% due 5/1/2011 (Insured: Natl-Re)	AA-/Aa3	3,500,000	3,509,905
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	AA-/Aa3	2,600,000	2,741,934
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013 pre-refunded 5/1/2012	AA-/Aa3	2,550,000	2,729,800
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,614,750
California State Department of Water Resources Power Supply, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,647,650
California State Economic Recovery, 5.00% due 7/1/2020	A+/Aa3	4,200,000	4,560,024
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/Aa3	12,000,000	12,116,040
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,469,240
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,279,000
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,263,010
California State Public Works Board, 5.00% due 11/1/2017 (California State University Trustees)	BBB+/Aa3	3,000,000	3,169,890
California State Public Works Board, 5.00% due 11/1/2018 (California State University Trustees)	BBB+/Aa3	2,700,000	2,797,227
California Statewide Communities Development Authority, 5.00% due 5/15/2017 (Irvine LLC-UCI East Campus)	NR/Baa2	2,200,000	2,274,844
California Statewide Community Development Authority, 5.00% due 6/15/2013	A-/A1	9,500,000	10,116,930
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	27,000,000	28,563,840
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; College for Certain LLC)	NR/NR	2,000,000	1,871,540
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	1,000,000	1,031,620
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	7,000,000	5,063,590
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,883,612
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	652,590
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,500,000	1,599,000
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,226,429
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,278,929
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA/NR	2,685,000	1,778,275
Desert Sands USD COP, 5.25% due 3/1/2016	A+/A1	1,500,000	1,604,985
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AAA/Aaa	2,000,000	2,198,300
Inland Valley Development Agency, 5.25% due 4/1/2013	A/NR	2,000,000	2,048,300
Inland Valley Development Agency, 5.50% due 4/1/2014	A/NR	2,000,000	2,060,640
Irvine Ranch Water District GO, 0.20% due 10/1/2041 put 4/1/2011 (LOC: Bank of America) (daily demand notes)	A+/Aa3	4,200,000	4,200,000

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AA+/NR	$5,000,000	$5,396,250
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AA+/NR	3,000,000	3,208,110
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AA+/NR	3,000,000	3,165,330
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,052,920
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2018	A+/A1	2,095,000	2,179,722
Los Angeles County Public Works Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	4,000,000	4,228,120
Los Angeles County Public Works Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	A+/A1	7,835,000	8,180,132
Los Angeles Department of Water & Power, 0.17% due 7/1/2034 put 4/1/2011 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	7,300,000	7,300,000
Los Angeles Department of Water & Power, 0.20% due 7/1/2035 put 4/1/2011 (Insured: U.S. Bank) (daily demand notes)	AA/Aa2	3,100,000	3,100,000
Los Angeles USD COP, 5.00% due 10/1/2017 (Insured: AMBAC)	A+/A1	2,445,000	2,541,871
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	4,600,000	4,854,288
Los Angeles USD COP, 5.50% due 12/1/2019	A+/A1	7,040,000	7,346,451
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa2	4,000,000	4,378,640
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA+/Aa3	1,435,000	1,542,510
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA+/Aa3	2,260,000	2,389,182
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	3,922,300
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	3,000,000	3,199,350
Northern California Power Agency Revenue, 5.00% due 7/1/2017	A/A2	1,000,000	1,113,220
Northern California Power Agency Revenue, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	4,843,194
Northern California Power Agency Revenue, 5.00% due 7/1/2019	A/A2	1,000,000	1,096,860
Northern California Power Agency Revenue, 5.00% due 7/1/2020	A/A2	1,325,000	1,414,848
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,385,959
Palomar Community College Capital Appreciation GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	1,428,224
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	1,255,000	1,281,744
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	5,150,000	5,018,623
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	3,955,000	4,165,366
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	A/NR	8,290,000	8,532,482
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	825,930
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	4,870,000	5,098,257
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	5,000,000	5,006,450
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	8,675,000	8,563,786
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA/Aa1	10,000,000	10,895,200
San Joaquin County Transportation Authority, 5.00% due 4/1/2011	NR/NR	3,000,000	3,000,000
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa2	7,600,000	4,992,744
San Jose Redevelopment Agency Tax Allocation, 6.00% due 8/1/2015 (Insured: Natl-Re)	BBB/A2	2,780,000	2,930,231
San Jose Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Insured: Natl-Re)	BBB+/A2	1,850,000	1,721,591
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	3,900,000	4,099,368
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	A+/NR	3,425,000	2,286,907
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2011 (Multiple Facilities)	AA/Aa2	2,000,000	2,008,300
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2014 (Multiple Facilities)	AA/Aa2	4,245,000	4,503,181
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2017 (Multiple Facilities)	AA/Aa2	1,000,000	1,048,440
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,677,186
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	2,000,000	2,074,640
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	2,000,000	2,173,860
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A1	2,000,000	2,155,520
Tustin California Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	894,133
Tustin California Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	905,531
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	3,490,000	3,179,041
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,670,374

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	$1,635,000	$1,806,528
COLORADO — 2.34%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	BBB/NR	1,530,000	1,645,546
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	BBB/NR	1,565,000	1,692,767
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	A/NR	1,480,000	1,465,614
Broomfield Water Activity Enterprise, 5.30% due 12/1/2014 (Insured: Natl-Re)	NR/Aa3	1,620,000	1,641,173
Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary)	AA-/Aa2	1,205,000	1,248,139
Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary)	AA-/Aa2	1,285,000	1,368,885
Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,224,060
Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,223,120
Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary)	AA-/Aa2	1,500,000	1,655,430
Colorado Educational & Cultural Facilities, 6.00% due 6/1/2011 (NCSL) (ETM)	A/A3	370,000	371,295
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,372,761
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,606,246
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,753,554
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	1,898,102
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,035,830
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	3,046,354
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,578,630
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA+/NR	1,185,000	1,291,318
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA+/NR	2,225,000	2,387,737
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,125,010
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health)	AA/Aa2	3,500,000	3,710,770
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health)	AA/Aa2	7,255,000	7,837,141
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	3,000,000	3,277,650
Denver City & County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	1,916,648
Denver City & County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,101,910
Denver City & County COP, 5.00% due 5/1/2013 (Insured: Natl-Re)	AA+/Aa1	3,890,000	4,183,500
Denver City & County COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	AA+/Aa1	4,000,000	4,380,560
Denver City & County COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re) AA+/Aa1		3,025,000	3,240,592
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,623,155
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,504,050
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,201,620
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa1	1,910,000	1,632,553
Mesa County Residual Revenue, 0% due 12/1/2011 (ETM)	NR/Aaa	1,250,000	1,245,350
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/NR	1,000,000	1,105,720
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA+/NR	1,035,000	1,141,750
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA+/NR	1,525,000	1,673,779
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA+/NR	1,200,000	1,346,724
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA+/NR	1,000,000	1,113,000
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,500,000	1,620,615
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	1,750,000	1,870,050
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	3,857,121
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	1,000,000	1,081,160
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AAA/NR	840,000	957,634

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONNECTICUT — 0.07%
Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012 (United Illuminating Co.)	NR/Baa2	$1,000,000	$1,028,670
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health)	AA/Aa1	1,860,000	1,902,817
DELAWARE — 0.03%
Delaware EDA, 6.375% due 5/1/2027 pre-refunded 5/1/2012 (Peninsula United Methodist Homes)	NR/NR	1,000,000	1,070,310
DISTRICT OF COLUMBIA — 1.05%
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,223,200
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	4,065,000	4,226,137
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A/Aa3	2,875,000	3,111,181
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A/Aa3	4,625,000	5,030,983
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/Aa3	5,000,000	5,170,300
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/Aa2	5,000,000	5,910,750
District of Columbia Revenue, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,064,340
District of Columbia Revenue, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	554,560
District of Columbia Revenue, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,630,000	1,721,736
District of Columbia Revenue, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,318,933
District of Columbia Revenue, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	880,976
District of Columbia Revenue, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,250,000	1,354,313
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: AGM)	AA+/Aa3	1,990,000	1,983,612
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: AGM)	AA+/Aa3	1,580,000	1,550,185
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	2,000,000	1,786,600
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	4,000,000	3,195,800
FLORIDA — 9.57%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	4,000,000	4,345,040
Broward County Port Facilities, 5.00% due 9/1/2013	A-/A2	2,000,000	2,138,520
Broward County Port Facilities, 5.00% due 9/1/2017	A-/A2	2,820,000	3,038,635
Broward County Port Facilities, 5.50% due 9/1/2018	A-/A2	3,500,000	3,847,375
Broward County Port Facilities, 5.50% due 9/1/2019	A-/A2	2,800,000	3,046,008
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA+/Aa3	3,035,000	3,287,148
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	1,495,000	1,602,730
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA+/Aa3	3,715,000	4,021,339
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA+/Aa3	7,630,000	8,259,170
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A/Aa3	1,000,000	1,065,060
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	BBB/Baa1	1,820,000	1,824,404
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	BBB/Baa1	2,660,000	2,599,033
Collier County Special Obligation Revenue, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,500,691
Dade County Florida GO, 7.125% due 10/1/2011 (Insured: AMBAC)	NR/Aa2	1,000,000	1,032,880
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA/Aa1	1,650,000	1,843,182
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA+/Aa3	1,605,000	1,731,554
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA+/Aa3	1,500,000	1,624,365
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2014 (Innovation Village)	A/A2	1,950,000	2,091,160
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2015 (Innovation Village)	A/A2	2,395,000	2,575,272
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2016 (Innovation Village)	A/A2	2,275,000	2,436,115

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Board of Education Lottery Revenue, 5.50% due 7/1/2015 (Insured: AMBAC)	AAA/A1	$3,500,000	$3,575,145
Florida Department of Environmental Protection, 5.00% due 7/1/2012 (Florida Forever; Insured: Natl-Re)	AA-/Aa3	2,500,000	2,550,850
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,963,085
Florida Higher Educational Facilities Financing, 4.00% due 4/1/2013 (Nova Southeastern University)	BBB/Baa2	1,100,000	1,123,353
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa2	2,365,000	2,476,888
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa2	2,350,000	2,463,505
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa2	2,345,000	2,443,842
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa2	1,325,000	1,377,457
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa2	2,630,000	2,701,247
Florida Higher Educational Facilities Financing, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,705,000	1,757,241
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,928,180
Florida Board of Education Lottery Revenue, 5.25% due 7/1/2016 (Insured: Natl-Re/FGIC)	AAA/A1	1,000,000	1,062,130
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,149,800
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	809,416
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	988,314
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,017,463
Florida State Department of Transportation GO, 5.375% due 7/1/2017	AAA/Aa1	4,675,000	4,964,523
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,376,470
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	5,284,939
Fort Myers Florida Improvement Revenue, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/Aa3	2,195,000	2,324,066
Gainesville Utilities Systems Revenue, 6.50% due 10/1/2013	AA/Aa2	4,800,000	5,353,200
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health)	AA-/Aa3	1,000,000	1,104,000
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health/Sunbelt Group)	AA-/Aa3	1,000,000	1,104,370
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,200,000	3,517,120
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/Aa3	1,000,000	1,071,400
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,000,000	3,264,750
Highlands County HFA, 3.95% due 11/15/2032 put 9/1/2012 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,500,000	2,600,075
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,356,700
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB/Baa1	7,410,000	7,722,035
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	BBB/Baa1	4,000,000	4,126,800
Hillsborough County Investment Tax Revenue, 5.00% due 11/1/2016 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,112,030
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,102,790
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,118,600
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,103,740
Hollywood Water & Sewer Revenue, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,406,561
JEA, 5.25% due 10/1/2012 (St. John’s River Park Systems)	AA-/Aa2	5,500,000	5,623,750
JEA, 5.00% due 10/1/2014 (Electric Systems)	A+/Aa3	7,165,000	7,817,445
JEA, 4.00% due 10/1/2016 (Electric Systems)	A+/Aa3	3,540,000	3,739,408
JEA, 5.00% due 10/1/2017 (St. John’s River Park Systems)	AA-/Aa2	8,385,000	8,543,225
JEA, 3.50% due 10/1/2013 (Water & Sewer Systems Revenue)	AA-/Aa2	5,565,000	5,845,253
JEA, 5.00% due 10/1/2018 (Water & Sewer Systems Revenue)	AA-/Aa2	1,500,000	1,666,830
Kissimmee Utilities Authority Electrical Systems Revenue, 5.25% due 10/1/2016 (Insured: AGM)	NR/Aa3	1,700,000	1,899,461
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2016 (Insured: AGM)	AA+/Aa3	9,780,000	10,762,303
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2017 (Insured: AGM)	AA+/Aa3	7,105,000	7,749,992

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2019 (Insured: AGM)	AA+/Aa3	$5,000,000	$5,346,150
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2020 (Insured: AGM)	AA+/Aa3	1,695,000	1,791,073
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,056,620
Miami Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,215,880
Miami Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: Assured Guaranty)	AA+/Aa3	6,530,000	6,918,666
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	4,540,000	5,080,396
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: AGM)	AA+/Aa3	3,845,000	3,263,098
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: AGM)	AA+/Aa3	3,535,000	2,833,444
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: AGM)	AA+/Aa3	2,435,000	1,824,545
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: AGM)	AA+/Aa3	5,385,000	3,759,215
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: AGM)	AA+/Aa3	2,170,000	1,415,513
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,055,130
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,062,470
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,015,000	4,237,592
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,055,750
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: Natl-Re)	A/A1	3,010,000	3,022,371
Miami Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2011 (Insured: Natl-Re)	A/A1	2,975,000	2,986,007
Miami Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,315,600
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA+/Aa3	5,000,000	5,584,100
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	NR/Baa3	1,115,000	1,150,212
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	1,245,000	1,314,210
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	2,040,000	2,130,046
Miami GO, 5.00% due 1/1/2019 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	1,870,000	1,926,773
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A-/A2	1,970,000	2,144,936
North Miami Educational Facilities Revenue, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,598,008
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	2,985,105
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,070,664
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	4,000,000	4,173,480
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health; Insured: Natl-Re)	A/A2	1,870,000	2,021,040
Orlando & Orange County Expressway Authority, 6.50% due 7/1/2011 (Insured: Natl-Re/FGIC)	BBB/A1	3,550,000	3,599,664
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A1	5,845,000	6,233,517
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	3,064,080
Palm Beach County School Board COP, 5.375% due 8/1/2017 (Insured: AMBAC)	AA-/Aa3	7,000,000	7,151,760
Palm Beach County School Board COP, 5.00% due 8/1/2025 put 8/1/2011 (Insured: Natl-Re/FGIC)	AA-/NR	15,040,000	15,250,109
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	570,000	569,447
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: AGM)	AA+/Aa3	9,990,000	10,149,241
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	3,125,000	3,252,531
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	10,408,100
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa3	1,560,000	1,712,069
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa3	4,610,000	5,034,719
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,755,000	2,867,294
[a] Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,247,024
[a] Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,196,484
[a] Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,290,640
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa3	2,855,000	3,126,653
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa3	1,215,000	1,321,094
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa1	1,500,000	1,554,135

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	BBB/NR	$1,640,000	$1,731,463
GEORGIA — 2.80%
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2018	NR/A1	2,100,000	2,246,097
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2020	NR/A1	6,000,000	6,241,020
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2021	NR/A1	7,000,000	7,199,360
Atlanta Airport Revenue, 5.00% due 1/1/2019	NR/A1	3,145,000	3,391,725
Atlanta Airport Revenue, 5.25% due 1/1/2020	NR/A1	5,000,000	5,422,700
Atlanta Airport Revenue, 5.50% due 1/1/2021	NR/A1	3,525,000	3,870,520
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA+/Aa3	3,850,000	4,157,461
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,339,270
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2015 (Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,487,040
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2016 (Insured: AGM)	AA+/Aa3	3,215,000	3,527,627
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,226,513
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2017 (Insured: AGM)	AA+/Aa3	4,745,000	5,175,561
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	A/A1	5,650,000	6,448,910
Burke County Development Authority PCR, 2.50% due 1/1/2040 put 3/1/2013 (Oglethorpe Power)	A/Baa1	7,000,000	6,999,510
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,198,504
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,073,286
Gainesville Water & Sewer Revenue, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,160,000	1,207,398
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation Inc.)	A+/Aa2	2,500,000	2,687,175
Main Street Natural Gas Inc., 5.00% due 3/15/2013 (Georgia Gas)	A/A2	1,500,000	1,554,225
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A+/Aa3	3,000,000	3,168,270
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,590,000	3,742,144
Main Street Natural Gas Inc., 5.00% due 3/15/2015 (Georgia Gas)	A/A2	2,000,000	2,074,680
Main Street Natural Gas Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A2	5,000,000	5,003,350
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,044,260
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	2,990,000	3,427,258
GUAM — 0.33%
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	BBB-/NR	5,610,000	5,933,529
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	BBB-/NR	2,000,000	2,101,660
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	BBB-/NR	3,000,000	3,134,340
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	BBB-/NR	2,000,000	2,058,580
HAWAII — 0.17%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	890,000	913,719
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: Natl-Re)	BBB/Baa1	5,850,000	5,958,166
IDAHO — 0.36%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,652,513
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,428,417
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	10,805,000	11,407,271
ILLINOIS — 8.01%
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,223,295

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	$2,000,000	$1,532,340
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,361,002
Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	BBB/Aa2	1,700,000	1,828,537
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	AA-/Aa2	4,100,000	4,396,594
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,044,120
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC) (ETM)	A+/Aa3	775,000	808,488
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	A+/Aa3	225,000	232,650
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	A+/Aa3	2,130,000	2,207,426
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	A+/Aa3	2,670,000	2,198,772
Chicago GO, 5.40% due 1/1/2018 (Insured: AGM)	AA+/Aa3	3,000,000	3,009,390
[b] Chicago GO, 5.44% due 1/1/2018 (Capital Appreciation; Insured: Natl-Re)	A+/Aa3	3,000,000	3,187,110
Chicago GO, 0.44% due 1/1/2040 put 4/7/2011 (Insured: AGM) (weekly demand notes)	AAA/Aa3	9,440,000	9,440,000
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AA+/Aa3	8,460,000	9,216,493
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	2,000,000	2,185,760
Chicago Illinois Board of Education GO, 5.00% due 12/1/2018	AA-/Aa2	3,000,000	3,132,360
Chicago Illinois Board of Education GO, 5.00% due 12/1/2019	AA-/Aa2	2,000,000	2,052,640
Chicago Illinois Board of Education GO, 0% due 12/1/2020 (Insured: BHAC/FGIC)	AA+/Aa1	12,000,000	7,224,360
Chicago Illinois Board of Education GO, 5.00% due 12/1/2020	AA-/Aa2	2,500,000	2,530,625
Chicago Illinois Park District GO, 5.00% due 1/1/2018 (Personal Property Replacement)	AA+/Aa2	1,150,000	1,227,188
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2012	NR/Aa2	1,660,000	1,701,649
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2013	NR/Aa2	3,275,000	3,401,382
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A/A2	1,180,000	1,245,608
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	4,960,800
Chicago Wastewater Transmission Revenue, 4.00% due 1/1/2018	A+/Aa3	1,475,000	1,460,309
Chicago Water Revenue, 2.00% due 11/1/2011	AA-/Aa3	2,360,000	2,373,853
Cicero Illinois GO, 5.25% due 1/1/2019 (Insured: Syncora)	NR/NR	6,140,000	6,131,772
Cook County Community Consolidated School District GO, 0% due 12/1/2011 (Insured: AGM) (ETM)	NR/Aa3	2,370,000	2,361,231
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,234,400
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: Assured Guaranty)	AA+/NR	3,180,000	3,363,677
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: Assured Guaranty)	AA+/NR	6,875,000	7,363,469
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,651,040
Cook County GO, 3.25% due 11/15/2011 (ETM)	NR/NR	220,000	223,879
Cook County GO, 3.25% due 11/15/2011	AA/Aa2	1,030,000	1,046,089
Cook County GO, 5.00% due 11/15/2012	AA/Aa2	6,000,000	6,322,200
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re)	AA/Aa2	3,995,000	4,411,519
De Kalb County USD GO, 0% due 1/1/2021 (Capital Appreciation)	AA-/Aa2	6,140,000	3,559,726
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,168,229
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/NR	3,000,000	3,159,960
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,727,570
Illinois Educational Facilities, 3.40% due 11/1/2036 put 11/1/2017 (Medical Terminal Field Museum)	A/NR	1,300,000	1,258,140
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,435,167
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,244,739
Illinois Finance Authority, 4.00% due 2/15/2013 (Alexian Brothers Health Systems)	NR/A3	1,500,000	1,526,190
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A3	3,000,000	3,123,750
Illinois Finance Authority, 5.00% due 11/1/2014 (Central Dupage Health)	AA/NR	5,000,000	5,471,300
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,160,320
Illinois Finance Authority, 5.00% due 11/1/2015 (Central Dupage Health)	AA/NR	5,000,000	5,472,900

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	$1,250,000	$1,371,063
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A-/A2	1,000,000	1,041,820
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,123,170
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,000,000	1,061,560
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health Care)	AA/Aa2	2,000,000	2,068,780
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas, Light, & Coke Co.)	A-/A1	9,500,000	9,270,955
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas, Light, & Coke Co.; Insured: AMBAC)	A-/A1	2,450,000	2,471,119
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural UTI)	A/NR	17,150,000	17,248,269
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	NR/Baa3	3,895,000	3,996,231
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: Natl-Re)	BBB/A2	3,000,000	3,008,310
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	NR/A2	2,470,000	2,472,964
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,555,470
Illinois Sales Tax, 5.00% due 6/15/2011	AAA/A1	6,050,000	6,099,670
Illinois Sales Tax, 3.50% due 6/15/2012	AAA/A1	6,055,000	6,195,960
Illinois Sales Tax, 3.50% due 6/15/2013	AAA/A1	6,455,000	6,629,737
Illinois Sales Tax, 3.50% due 6/15/2014	AAA/A1	6,455,000	6,624,379
Illinois Sales Tax, 5.125% due 6/15/2015 pre-refunded 6/15/2013	AAA/A1	5,000,000	5,471,450
Illinois Sales Tax, 5.00% due 6/15/2016	AAA/NR	3,500,000	3,804,640
Illinois Sales Tax, 5.50% due 6/15/2016 pre-refunded 6/15/2011	NR/NR	980,000	990,359
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/NR	2,020,000	2,029,272
Illinois Sales Tax, 5.50% due 6/15/2016 pre-refunded 6/15/2011	AAA/A1	4,000,000	4,042,680
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA+/Aa3	17,190,000	18,480,281
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA+/Aa3	5,000,000	5,421,500
Kane County Forest Preservation District GO, 4.00% due 12/15/2015 (Insured: AMBAC)	AA/NR	2,295,000	2,334,772
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA/NR	2,780,000	3,093,167
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: Natl-Re/FGIC)	AA+/Aa2	3,000,000	2,651,790
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: Natl-Re/FGIC)	NR/NR	3,235,000	3,172,403
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: Natl-Re/FGIC)	BBB/NR	2,200,000	2,158,112
McLean & Woodford Counties (USD) GO, 6.25% due 12/1/2014 (Insured: AGM)	NR/Aa2	1,005,000	1,039,049
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	BBB/Baa1	1,190,000	1,200,139
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 pre-refunded 10/18/2010 (Insured: Natl-Re) (ETM)	BBB/A2	485,000	470,305
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (Insured: Natl-Re)	AAA/A2	560,000	530,835
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: Natl-Re/FGIC)	BBB/A2	11,295,000	9,216,042
Peoria, Tazewell, Etc. Counties Community College District GO, 4.25% due 12/1/2015	AA+/Aa2	2,360,000	2,519,512
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,042,550
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,000,000	1,024,540
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	7,940,000	7,897,442
Regional Transportation Authority, 6.25% due 7/1/2014 (Insured: Natl-Re; GO of Authority)	AA/Aa3	3,500,000	3,888,780
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA+/NR	2,210,000	2,410,668
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB/Baa2	1,700,000	1,734,663
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA+/Aa2	2,000,000	2,047,900
Will County Community USD GO, 0% due 11/1/2018 (Insured: AGM)	AA+/Aa2	3,370,000	2,321,256
INDIANA — 3.58%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,400,072
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,095,420

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	$1,480,000	$1,631,774
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,666,467
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,086,270
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,754,825
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,000,000	1,032,550
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	A/NR	950,000	944,870
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,000,000	1,081,690
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,629,146
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,250,000	1,322,763
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,414,854
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,470,000	4,160,318
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,070,170
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,447,538
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,117,510
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,084,490
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,091,300
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2013	NR/Aa3	1,715,000	1,803,545
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2014	NR/Aa3	1,745,000	1,849,037
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2015	NR/Aa3	1,780,000	1,884,059
Franklin Township Independent School Building Corp., 5.00% due 7/5/2018 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	A/NR	3,900,000	3,936,153
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,000,000	1,095,540
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/Aa3	1,545,000	1,654,324
Indiana Bond Bank, 5.00% due 10/15/2017	NR/Aa3	5,000,000	5,224,250
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,607,715
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,279,942
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,052,770
Indiana Finance Authority Revenue, 5.00% due 7/1/2011 (Wabash Correctional Facilities)	AA+/Aa1	1,390,000	1,405,512
Indiana Finance Authority Revenue, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	BBB/A3	11,650,000	12,452,102
Indiana Finance Authority Revenue, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,142,002
Indiana Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,134,840
Indiana Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/Aa1	2,150,000	2,439,906
Indiana Finance Authority Revenue, 5.00% due 11/1/2018	AA+/Aa2	2,750,000	3,024,120
Indiana Health Facilities, 5.00% due 11/1/2014 (Sisters of St. Francis)	NR/Aa3	1,000,000	1,097,150
Indiana Health Facilities, 5.50% due 11/15/2016 (Ascension Health Credit Group)	AA/Aa1	1,385,000	1,482,767
Indiana Health Facilities, 5.00% due 11/1/2018 (Sisters of St. Francis)	NR/Aa3	1,250,000	1,365,463
Indiana Health Facilities, 5.75% due 11/1/2021 pre-refunded 11/1/2011 (Sisters of St. Francis)	NR/Aa3	3,545,000	3,689,175
[a] Indiana Health Facilities, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/NR	7,000,000	7,662,830
Indiana Health Facilities, 3.625% due 11/15/2036 put 8/1/2011 (Ascension Health)	AA/Aa1	3,955,000	3,997,714
Indiana Multi-School Building Corp. First Mtg, 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,574,300
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014	AA/NR	1,005,000	1,078,134
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,087,430
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,095,300
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,133,608
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa1	1,690,000	1,907,537

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	$1,000,000	$1,059,780
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,611,555
Knox Middle School Building Corp. First Mtg, 0% due 1/15/2020 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	BBB/NR	1,295,000	813,804
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,335,864
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,404,563
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	1,055,000	1,130,021
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	1,135,000	1,235,709
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	1,140,000	1,249,349
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,845,356
Perry Township Multi-School Building Corp., 5.00% due 7/10/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,338,846
Plainfield Community High School Building Corp. First Mtg, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,565,715
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,506,064
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,099,040
South Bend Community School Building Corp., 4.00% due 1/15/2013 (State Aid Withholding)	AA+/NR	1,545,000	1,617,522
South Bend Community School Building Corp., 4.00% due 1/15/2013	AA+/NR	1,400,000	1,465,716
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,058,350
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,015,390
Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,036,730
Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,033,810
Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,047,960
Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,096,970
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	2,895,000	3,167,738
Wawasee Community School Corp. First Mtg, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	AA+/NR	560,000	568,400
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa1	1,335,000	1,479,727
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2011 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,075,000	1,091,759
IOWA — 0.42%
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	1,980,000	1,984,000
Dubuque Community School District, 2.75% due 7/1/2011	NR/NR	450,000	451,319
Dubuque Community School District, 2.75% due 1/1/2012	NR/NR	1,500,000	1,511,670
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,690,325
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,487,473
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,734,784
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,631,310
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,727,120
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,069,655
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,507,649
KANSAS — 0.69%
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	5,000,000	5,294,750

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: Natl-Re/FGIC)	BBB/Baa2	$12,500,000	$13,267,375
Johnson County USD GO, 4.50% due 10/1/2014	AA/Aaa	5,750,000	5,857,008
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	2,932,943
KENTUCKY — 0.40%
Jefferson County School District, 5.25% due 1/1/2016 (Insured: AGM)	AA+/Aa2	2,145,000	2,432,237
Kentucky Economic DFA, 6.50% due 10/1/2020	NR/NR	3,645,000	3,679,044
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Health Care; Insured: Natl-Re)	BBB/Baa1	2,100,000	1,132,887
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	5,000,000	5,502,900
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: Assured Guaranty)	AA+/Aa3	2,955,000	3,148,139
LOUISIANA — 3.61%
Bossier City Louisiana Public Improvement, 4.00% due 12/1/2018 (Insured: AGM)	AA+/Aa3	2,020,000	2,098,073
Bossier City Louisiana Public Improvement, 4.50% due 12/1/2021 (Insured: AGM)	AA+/Aa3	2,240,000	2,306,326
East Baton Rouge Sewer, 4.00% due 2/1/2013	AA-/Aa2	1,000,000	1,050,950
East Baton Rouge Sewer, 5.00% due 2/1/2014	AA-/Aa2	1,000,000	1,093,820
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: AGM)	AA+/Aa2	3,000,000	3,327,030
East Baton Rouge Sewer Commission, 3.00% due 2/1/2012	AA-/Aa2	1,000,000	1,018,680
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,170,740
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: AGM)	AA+/Aa3	2,000,000	2,226,840
Lafayette Utilities Revenue, 4.00% due 11/1/2016	A+/A1	1,395,000	1,477,975
Lafayette Utilities Revenue, 4.00% due 11/1/2018	A+/A1	1,910,000	1,966,784
Lafayette Utilities Revenue, 5.00% due 11/1/2019	A+/A1	1,000,000	1,085,330
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/Baa1	10,265,000	10,874,228
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	NR/Ba3	280,000	279,838
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	A+/A1	1,500,000	1,580,580
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	A+/A1	1,500,000	1,592,820
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,074,740
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016
(Independence Stadium)	A/NR	1,000,000	1,076,640
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,357,750
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,066,220
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC)	NR/NR	22,000,000	23,880,780
Louisiana Public Facilities Authority Hospital Revenue, 5.75% due 7/1/2015 (Franciscan Missionaries; Insured: AGM)	AA+/Aa3	1,325,000	1,469,862
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2012 (Department of Public Safety; Insured: AGM)	AA+/Aa3	1,250,000	1,307,550
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AA+/Aa3	2,500,000	2,668,075
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,026,310
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,869,311
Louisiana Public Facilities Authority Revenue, 2.875% due 11/1/2015 (Entergy Gulf States)	BBB+/NR	2,500,000	2,479,900
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,005,460
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,025,592
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	977,120

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 put 12/1/2011 (Cleco Power LLC)	BBB/Baa2	$9,000,000	$9,271,620
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA-/Aa2	4,000,000	4,457,400
Louisiana State Office Facilities Corp. Lease Revenue, 3.75% due 3/1/2015 (Capitol Complex)	A+/Aa3	5,000,000	5,162,950
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,040,410
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,075,050
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,646,000
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	3,595,000	3,664,276
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Insured: Radian)	NR/NR	1,505,000	1,661,084
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,565,864
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA+/Aa3	4,500,000	4,932,630
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA+/Aa3	4,800,000	5,186,160
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA+/Aa3	3,840,000	4,053,197
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,031,834
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,121,043
Regional Transit Authority, 8.00% due 12/1/2011 (Insured: Natl-Re/FGIC)	BBB/NR	1,250,000	1,299,437
Regional Transit Authority, 0% due 12/1/2015 (Insured: Natl-Re/FGIC)	BBB/NR	3,670,000	2,977,801
Regional Transit Authority Sales Tax, 5.00% due 12/1/2017 (Insured: AGM)	AA+/Aa3	755,000	838,178
Regional Transit Authority Sales Tax, 5.00% due 12/1/2019 (Insured: AGM)	AA+/Aa3	1,000,000	1,091,170
Regional Transit Authority Sales Tax, 5.00% due 12/1/2021 (Insured: AGM)	NR/NR	1,000,000	1,069,280
Regional Transit Authority Sales Tax, 5.00% due 12/1/2022 (Insured: AGM)	AA+/Aa3	1,110,000	1,172,127
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,534,808
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2014 (General Medical Center)	A/A2	800,000	826,624
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2015 (General Medical Center)	A/A2	575,000	592,578
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2017 (General Medical Center)	A/A2	1,000,000	996,730
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2018 (General Medical Center)	A/A2	1,000,000	1,043,770
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2019 (General Medical Center)	A/A2	1,810,000	1,867,540
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2021 (General Medical Center)	A/A2	2,320,000	2,355,287
MAINE — 0.09%
Maine Finance Authority Solid Waste Disposal, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,441,342
MASSACHUSETTS — 2.10%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,741,879
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,020,546
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	2,919,674
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,089,560
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	BBB/Baa1	1,025,000	1,047,530
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	2,760,000	2,746,586
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	BBB/Baa1	1,970,000	2,011,232
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,649,356
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,864,458
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,124,365
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,171,325
Massachusetts GO, 0.26% due 3/1/2026 put 4/1/2011 (SPA: Bank of America N.A.) (daily demand notes)	AA/Aa1	4,370,000	4,370,000
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: AGM)	AA+/NR	2,345,000	2,389,532
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: Natl-Re/FGIC) (ETM)	NR/NR	3,415,000	3,597,771
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AA+/NR	2,330,000	2,442,329

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA+/NR	$3,215,000	$3,442,140
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	BBB+/Baa1	2,750,000	2,900,645
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Baa1	2,625,000	2,773,785
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa1	4,290,000	4,399,781
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA+/NR	1,750,000	1,801,293
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,128,720
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: Natl-Re)	A/Aa3	11,265,000	11,313,777
MICHIGAN — 6.50%
Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	AA-/Aa3	3,200,000	3,305,216
Byron Center Michigan Public Schools, 3.00% due 5/1/2013 (Insured: Q-SBLF)	AA-/NR	1,745,000	1,793,912
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,099,634
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA+/NR	1,305,000	1,361,833
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA+/NR	1,935,000	1,988,696
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA+/NR	1,000,000	985,290
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2013 (Insured: AGM)	AA+/Aa3	1,590,000	1,689,327
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A/A2	2,000,000	2,122,260
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2015 (Insured: AGM)	AA+/Aa3	3,920,000	4,317,998
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	A+/A1	375,000	410,475
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2017 (Insured: AGM)	AA+/Aa3	550,000	608,960
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A+/A1	3,900,000	4,076,982
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,415,000	3,515,435
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	4,305,000	4,431,610
Detroit Water Supply Systems, 5.40% due 7/1/2011 (Insured: Natl-Re)	BBB/A1	1,000,000	1,008,730
Detroit Water Supply Systems, 6.00% due 7/1/2015 (Insured: Natl-Re)	A+/A1	3,280,000	3,651,690
Detroit Water Supply Systems, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	2,750,000	2,952,950
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	8,845,000	8,945,214
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	3,140,000	3,156,234
Grand Haven Electric Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	BBB/Baa1	3,890,000	4,144,639
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	BBB/NR	1,480,000	1,351,714
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2015 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,735,000	1,800,115
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2016 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,850,000	1,903,743
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.50% due 5/15/2017 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,830,000	1,904,078
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA+/Aa3	1,520,000	1,607,917
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA+/Aa3	2,500,000	2,644,600
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2020 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,735,000	1,796,992
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2021 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,350,000	2,408,186
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,368,393
Kentwood Public Schools GO, 5.00% due 5/1/2015 (Insured: Natl-Re)	AA-/Aa2	4,050,000	4,267,485

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lansing Steam & Electric Utility Systems, 5.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa3	$2,000,000	$2,082,640
Michigan Housing Development Authority Rental Housing Revenue GO, 5.00% due 4/1/2016	AA/NR	4,645,000	4,773,899
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AA+/Aa3	4,300,000	4,660,813
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,506,100
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AA+/Aa3	1,305,000	1,408,421
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,410,320
Michigan State COP, 4.25% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	BBB/Baa1	5,500,000	5,542,240
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	BBB/Baa1	11,750,000	11,876,547
Michigan State HFA, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,485,771
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,000,000	1,035,900
Michigan State HFA, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,628,501
Michigan State HFA, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,500,000	3,711,960
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,506,500
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,289,876
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Obligation Group)	A/A2	2,500,000	2,648,325
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,261,502
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA/Aa1	3,000,000	3,322,920
Michigan State Hospital Finance Authority, 5.50% due 11/1/2017 (Oakwood Obligation Group)	A/A2	5,000,000	5,136,650
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,025,950
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,283,280
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,024,060
a Michigan State Hospital Finance Authority, 1.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/NR	12,140,000	13,296,699
Michigan State Strategic Fund, 4.75% due 8/1/2011 (NSF International)	A-/NR	2,240,000	2,258,099
Michigan State Strategic Fund, 4.75% due 8/1/2012 (NSF International)	A-/NR	2,345,000	2,411,504
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: AGM)	AA+/Aa3	2,000,000	2,135,620
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BB/NR	1,805,000	1,673,289
Michigan State Strategic Fund, 5.25% due 10/15/2019 (Michigan House Republic Facilities; Insured: Assured Guaranty)	AA+/Aa3	1,000,000	1,051,000
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	A/NR	7,500,000	8,116,200
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	A/NR	5,160,000	5,719,292
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	BBB+/Baa1	4,850,000	4,905,338
Michigan Strategic Fund Limited Michigan House Republic Facilities, 5.25% due 10/15/2020 (Insured: AGM)	AA+/Aa3	4,025,000	4,168,491
Michigan Strategic Fund Solid Waste Disposal Revenue, 2.80% due 12/1/2013 (Waste Management Inc.)	BBB/NR	2,850,000	2,868,212
Rockford Public Schools GO, 4.80% due 5/1/2017 (Insured: Q-SBLF)	AA-/Aa2	1,130,000	1,148,995
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,264,171
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,083,310
Royal Oak Hospital Finance Authority Hospital Revenue, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,027,313
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	12,824,433
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,728,180
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	4,544,826
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,221,190
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2012	AA/NR	655,000	666,148
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	AA/NR	1,000,000	1,044,780
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	AA/NR	1,000,000	1,055,980
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	AA/NR	1,870,000	2,044,004
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	AA/NR	1,670,000	1,839,305
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	AA/NR	1,500,000	1,653,960
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	AA/NR	1,500,000	1,645,485

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wyandotte School District GO, 4.00% due 5/1/2011 (Insured: Q-SBLF)	AA+/Aa2	$2,810,000	$2,817,643
MINNESOTA — 1.41%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (HealthPartners Obligated Group)	BBB+/A3	1,000,000	1,043,710
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (HealthPartners Obligated Group)	BBB+/A3	2,200,000	2,328,700
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,880,107
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: Assured Guaranty)	AA+/NR	3,460,000	3,650,473
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: Assured Guaranty)	AA+/NR	1,335,000	1,453,027
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: Assured Guaranty)	AA+/NR	2,500,000	2,716,625
Minnesota GO, 5.00% due 8/1/2016 pre-refunded 9/29/2010	AAA/Aa1	3,200,000	3,392,256
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2019	A-/A2	5,000,000	5,357,600
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2020	A-/A2	3,500,000	3,705,660
St. Cloud Health Care Revenue, 5.00% due 5/1/2012 (Centracare Health Systems)	NR/A2	1,000,000	1,039,160
St. Cloud Health Care Revenue, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A2	1,000,000	1,063,880
St. Cloud Health Care Revenue, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A2	1,000,000	1,084,190
St. Cloud Health Care Revenue, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A2	1,250,000	1,351,100
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	2,920,000	3,160,871
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	1,000,000	1,082,490
[b] St. Cloud Health Care Revenue, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A2	3,105,000	3,306,608
St. Cloud Health Care Revenue, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A2	3,495,000	3,674,328
St. Cloud Health Care Revenue, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A2	3,200,000	3,352,128
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.00% due 2/1/2018 (Gillette Children’s Specialty)	A-/NR	1,255,000	1,308,726
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 2/1/2020 (Gillette Children’s Specialty)	A-/NR	2,010,000	2,082,943
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 5/15/2021 (HealthPartners Obligated Group)	BBB+/A3	1,070,000	1,082,904
MISSISSIPPI — 0.46%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: Natl-Re/FGIC)	NR/NR	1,020,000	1,054,547
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,474,265
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,504,666
Mississippi Business Finance Corp., 0.21% due 11/1/2035 put 4/1/2011 (Chevron USA Inc.) (daily demand notes)	AA/Aa1	4,335,000	4,335,000
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,465,000	1,545,223
Mississippi Development Bank Special Obligation, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,355,632
MISSOURI — 0.97%
Cass County COP, 3.00% due 5/1/2012	A+/NR	1,015,000	1,033,646
Cass County COP, 3.00% due 5/1/2014	A+/NR	1,425,000	1,454,127
Cass County COP, 4.00% due 5/1/2015	A+/NR	1,000,000	1,045,190
Cass County COP, 4.00% due 5/1/2018	A+/NR	2,255,000	2,265,170
Cass County COP, 4.50% due 5/1/2019	A+/NR	1,270,000	1,287,755
Cass County COP, 5.00% due 5/1/2020	A+/NR	2,255,000	2,341,118

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cass County COP, 5.00% due 5/1/2021	A+/NR	$1,750,000	$1,791,510
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	2,500,000	2,494,950
Missouri Development Finance Board, 4.00% due 6/1/2014 (Electric Systems)	A-/NR	3,930,000	4,142,416
Missouri Development Finance Board, 4.00% due 6/1/2015 (Electric Systems)	A-/NR	1,000,000	1,051,600
Missouri Development Finance Board, 4.00% due 6/1/2016 (Electric Systems)	A-/NR	1,560,000	1,636,393
Missouri Development Finance Board, 5.00% due 6/1/2017 (Electric Systems)	A-/NR	1,525,000	1,667,633
Missouri Development Finance Board, 5.00% due 6/1/2018 (Electric Systems)	A-/NR	1,705,000	1,852,500
Missouri Development Finance Board, 5.00% due 6/1/2019 (Electric Systems)	A-/NR	1,790,000	1,934,292
Missouri Development Finance Board, 5.00% due 6/1/2020 (Electric Systems)	A-/NR	1,000,000	1,065,780
Missouri Development Finance Board Health Care Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	NR/Aa2	545,000	553,497
Missouri Housing Development Commission, 2.00% due 1/1/2012	AA/NR	3,000,000	3,028,440
Missouri Regional Convention & Sports Complex, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,939,482
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Health Care Corp.)	AA-/NR	1,000,000	1,007,640
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,058,570
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,042,360
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,028,850
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,150,080
NEBRASKA — 0.53%
Madison County Hospital Authority, 5.50% due 7/1/2012 pre-refunded 1/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/NR	1,625,000	1,684,231
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	AA/Aa1	5,000,000	5,333,800
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	10,249,448
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	1,903,692
University of Nebraska Facilities Corp., 2.00% due 7/15/2011	AA/Aa1	2,100,000	2,110,605
NEVADA — 1.63%
Clark County GO, 4.00% due 7/1/2012	AA+/Aa1	3,570,000	3,709,980
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,402,120
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,185,000	1,311,949
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,795,000	1,878,414
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,076,680
Clark County School District GO, 5.50% due 6/15/2015 (Insured: AGM)	AA+/Aa2	5,470,000	5,901,528
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,127,659
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,243,720
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/A1	1,530,000	1,617,133
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,870,441
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,091,260
Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,275,280
Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,557,570
Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,189,760
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,157,278
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,492,757
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: AGM)	AA+/Aa3	1,515,000	1,522,999
Las Vegas Special Local Improvement District 707, 5.375% due 6/1/2013 (Insured: AGM)	AA+/Aa3	1,050,000	1,054,452
Las Vegas Water District GO, 5.00% due 6/1/2017	AA+/Aa1	1,050,000	1,161,594

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Las Vegas Water District GO, 5.00% due 6/1/2019	AA+/Aa1	$1,000,000	$1,089,680
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,000,000	1,072,390
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,100,000	1,179,189
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,000,000	1,052,640
NEW HAMPSHIRE — 0.32%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/NR	1,335,000	1,429,705
New Hampshire Health & Educational Facilities, 4.50% due 8/1/2014 (Dartmouth-Hitchcock)	A+/NR	1,835,000	1,949,687
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	A-/NR	1,260,000	1,327,700
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	A-/NR	1,000,000	1,045,790
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/A1	2,985,000	3,431,526
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/A1	3,130,000	3,602,724
NEW JERSEY — 2.37%
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	3,049,100
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,217,539
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,274,931
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	BBB/Baa1	1,610,000	1,723,650
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	BBB/Baa1	710,000	781,341
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	BBB/Baa1	1,500,000	1,649,865
Hudson County COP, 6.25% due 12/1/2016 (Insured: Natl-Re)	BBB/Baa1	550,000	610,302
Hudson County Improvement Authority, 5.25% due 10/1/2011 (Hudson County Lease; Insured: AGM)	AA+/Aa3	1,270,000	1,297,254
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease; Insured: AGM)	AA+/Aa3	3,000,000	3,302,880
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease; Insured: AGM)	AA+/Aa3	2,000,000	2,177,060
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA+/Aa3	3,155,000	3,421,692
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA+/Aa3	4,065,000	4,380,160
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA+/Aa3	2,000,000	2,134,140
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA+/Aa3	4,390,000	4,593,081
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA+/Aa3	1,955,000	2,108,311
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	1,003,170
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	989,850
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/Aa3	10,000,000	10,746,700
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/Aa3	5,000,000	5,366,550
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: Natl-Re/FGIC)	BBB/Baa3	7,375,000	7,514,609
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,603,050
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,168,450
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,285,850
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/Aa3	6,000,000	6,432,540
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/Aa3	7,650,000	8,246,930
Passaic Valley Sewer Commissioners Sewer System GO, 5.625% due 12/1/2018	NR/A2	1,210,000	1,321,538
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2019	NR/A2	2,000,000	2,178,100
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2020	NR/A2	2,800,000	3,017,308

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEW MEXICO — 1.29%
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	$1,820,000	$1,955,481
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,400,000	2,486,328
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,739,498
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,560,953
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018	AAA/Aaa	5,000,000	5,512,300
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021	AAA/Aaa	3,000,000	3,207,840
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	AAA/Aa1	4,865,000	4,911,947
New Mexico Severance Tax, 5.00% due 7/1/2014	AA/Aa1	7,435,000	8,335,304
New Mexico Severance Tax, 5.00% due 7/1/2015	AA/Aa1	5,500,000	6,248,275
New Mexico Severance Tax, 5.00% due 7/1/2016	AA/Aa1	10,265,000	11,770,157
Santa Fe Gross Receipts Tax, 5.00% due 6/1/2011	AA+/Aa3	1,750,000	1,763,073
NEW YORK — 5.00%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA+/Aa3	1,535,000	1,666,565
Erie County Individual Development Agency, 5.00% due 5/1/2011 (Buffalo School District; Insured: AGM)	AA+/Aa3	8,750,000	8,783,687
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,304,200
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	8,795,000	9,745,212
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,039,158
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,498,700
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	4,405,000	4,412,665
Nassau County Industrial Development Agency, 5.25% due 3/1/2018 (NY Institute of Technology)	BBB+/Baa2	1,260,000	1,346,537
Nassau County Industrial Development Agency, 5.25% due 3/1/2020 (NY Institute of Technology)	BBB+/Baa2	1,715,000	1,786,670
New York City GO, 3.00% due 8/1/2011	AA/Aa2	7,400,000	7,463,714
New York City GO, 0.23% due 11/1/2026 put 4/1/2011 (Insured: AGM/SPA: Dexia) (daily demand notes)	AAA/Aa2	9,200,000	9,200,000
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2013	A+/Aa3	2,755,000	2,920,741
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2019	A+/Aa3	2,700,000	2,949,264
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2020	A+/Aa3	10,000,000	10,810,100
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2021	A+/Aa3	2,615,000	2,786,439
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,215,000	2,230,173
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,330,000	2,432,730
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017	AAA/Aa1	5,000,000	5,275,750
New York City Transitional Finance Authority, 5.00% due 11/1/2012	AAA/Aaa	5,000,000	5,342,850
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (State Aid Withholding)	AA-/Aa3	2,000,000	2,154,480
New York City Transitional Finance Authority, 5.00% due 11/1/2014	AAA/Aaa	2,000,000	2,251,720
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (State Aid Withholding)	AA-/Aa3	3,155,000	3,525,618
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	AA-/Aa3	4,865,000	5,371,301
New York City Transitional Finance Authority, 0.18% due 8/1/2031 put 4/1/2011 (SPA: Landsbank Hessen) (daily demand notes)	AAA/Aaa	3,200,000	3,200,000
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	3,585,000	3,979,171
New York State Dormitory Authority, 5.25% due 11/15/2029 put 5/15/2012 (Insured: Natl-Re/ FGIC)	AA-/Aa3	1,540,000	1,611,856
New York State Dormitory Authority, 5.50% due 7/1/2012 (Winthrop South Nassau University)	NR/Baa1	1,820,000	1,895,202
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/Aa1	1,395,000	1,399,562
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University)	NR/Baa1	1,500,000	1,593,735
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AA+/Aa3	3,650,000	3,932,838
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/Aa1	3,105,000	3,114,998
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services)	AA-/NR	2,640,000	2,725,906
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/Aa1	1,010,000	1,013,192

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AA+/Aa3	$5,335,000	$5,700,608
New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,296,506
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	AA-/NR	5,000,000	5,652,450
New York State Dormitory Authority, 5.50% due 7/1/2017 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,637,725
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re) (State Aid Withholding)	A+/A2	1,570,000	1,652,880
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	AA-/NR	5,000,000	5,640,750
New York State Dormitory Authority, 5.25% due 11/15/2023 put 5/15/2012 (State University Educational Facilities)	AA-/Aa3	11,515,000	12,056,320
New York State Dormitory Authority, 6.00% due 11/15/2023 put 5/15/2012 (State University Educational Facilities; Insured: CIFG)	AA-/Aa3	1,000,000	1,055,010
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	AA-/Aa3	4,000,000	4,186,640
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: Syncora)	AA-/Aa3	1,000,000	1,046,290
Port Authority 148th, 5.00% due 8/15/2017 (Insured: AGM; GO of Authority)	AA+/Aa2	4,725,000	5,282,597
Suffolk County Industrial Development Agency Civic Facilities GO, 5.25% due 3/1/2019 (NY Institute of Technology)	BBB+/Baa2	1,400,000	1,441,006
Tobacco Settlement Financing Corp. Asset Backed, 5.00% due 6/1/2011	AA-/NR	1,695,000	1,707,882
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	AA-/Aa3	1,145,000	1,148,778
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: Syncora)	AA-/Aa3	715,000	717,359
Tobacco Settlement Financing Corp. Asset Backed, 5.50% due 6/1/2015	AA-/Aa3	3,000,000	3,010,590
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,797,902
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,346,020
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,394,920
NORTH CAROLINA — 1.29%
Buncombe County COP, 5.00% due 4/1/2019 (Insured: Natl-Re)	AA/Aa2	2,225,000	2,396,014
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,773,594
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,206,560
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	A-/Baa1	650,000	669,929
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	A-/Baa1	1,100,000	1,135,277
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,120,600
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re/IBC)	BBB/Baa1	2,990,000	3,121,799
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,881,934
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	6,932,106
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,613,225
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA+/Aa3	3,000,000	3,243,690
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	AA+/Aa1	2,400,000	2,561,088
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242)	AA+/Aa3	1,000,000	1,068,120
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric) (ETM)	NR/NR	800,000	866,808
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	NR/A2	1,705,000	1,830,931
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,100,000	3,495,374
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	AA+/Aa1	5,000,000	5,384,500
University North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	305,000	317,703
University North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	725,000	751,919
NORTH DAKOTA — 0.07%
Ward County Health Care Facilities, 5.00% due 7/1/2011 (Trinity Obligated Group)	BBB+/NR	1,000,000	1,007,400

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	BBB+/NR	$1,560,000	$1,632,524
OHIO — 3.19%
Akron COP, 5.00% due 12/1/2013 (Insured: AGM)	AA+/NR	3,000,000	3,288,780
Akron COP, 5.00% due 12/1/2014 (Insured: AGM)	AA+/NR	2,000,000	2,232,480
Akron GO, 5.00% due 12/1/2019	AA-/NR	1,685,000	1,819,598
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Health Care Partners)	AA-/A1	10,000,000	10,970,100
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Health Care Partners)	AA-/A1	10,000,000	11,024,300
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric)	A/A3	5,500,000	5,966,675
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric)	A/A3	5,015,000	5,392,479
Cleveland Cuyahoga County Cultural Facilities Revenue, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,162,380
Cleveland GO, 5.75% due 8/1/2012 (Insured: Natl-Re)	AA/A1	1,500,000	1,592,520
Garfield Heights City School Improvement GO, 5.375% due 12/15/2016 (Insured: Natl-Re)	NR/Aa3	1,625,000	1,779,765
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,111,210
Lorain County Ohio Hospital Revenue, 5.625% due 10/1/2017 (Catholic Health Care)	AA-/A1	1,900,000	1,957,817
Lorain County Ohio Hospital Revenue, 5.75% due 10/1/2018 (Catholic Health Care)	AA-/A1	2,565,000	2,643,335
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,728,550
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,555,925
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa1	5,000,000	5,255,650
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa2	5,800,000	6,308,138
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/NR	7,200,000	7,021,872
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/A3	4,800,000	4,864,848
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,139,534
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,111,811
Ohio State GO, 4.00% due 10/1/2014	AA-/Aa3	2,075,000	2,239,070
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,656,543
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa1	5,500,000	5,903,205
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/NR	24,400,000	23,892,480
University of Akron Ohio General Receipts, 5.00% due 1/1/2018 (Insured: AGM)	AA+/Aa3	3,415,000	3,741,918
OKLAHOMA — 1.86%
Cleveland County ISD, 3.00% due 3/1/2012	NR/Aa2	4,040,000	4,127,345
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,000,000	5,255,000
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	BBB-/NR	1,000,000	1,006,010
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,406,384
Oklahoma County Finance Authority Educational Facilities, 3.50% due 3/1/2012 (Putnam City Public Schools)	A/NR	3,825,000	3,909,877
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,689,572
Oklahoma County Finance Authority Educational Facilities, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,606,179
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,326,310
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,499,819
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,325,640

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma County ISD, 3.00% due 1/1/2012	A+/NR	$3,880,000	$3,948,986
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	4,006,721
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	2,880,000	3,000,672
Oklahoma DFA, 0.24% due 8/15/2033 put 4/1/2011 (Integris Health; Insured: Assured Guaranty) (daily demand notes)	AAA/Aa3	13,900,000	13,900,000
Oklahoma DFA Health Facilities, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	4,807,031
Oklahoma DFA Health Systems, 5.25% due 12/1/2011 (Duncan Regional Hospital)	A-/NR	1,215,000	1,247,368
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A-/NR	1,330,000	1,407,180
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	3,990,634
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	AAA/Aa3	4,005,000	4,360,764
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,252,130
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,158,764
OREGON — 0.31%
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,000,000	6,496,620
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A+/A2	2,000,000	2,091,740
Oregon Facilities Authority Revenue, 5.00% due 3/15/2015 (Legacy Health Systems)	A+/A2	1,635,000	1,755,336
Oregon Facilities Authority Revenue, 5.00% due 3/15/2016 (Legacy Health Systems)	A+/A2	1,000,000	1,066,370
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA/Aa2	1,000,000	1,117,900
PENNSYLVANIA — 4.29%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,087,540
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,369,763
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,461,538
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	1,886,979
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	A+/Aa3	3,000,000	3,310,500
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (UPMC Health Systems)	A+/Aa3	1,875,000	2,075,063
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (UPMC Health Systems)	A+/Aa3	5,915,000	6,494,433
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	A+/Aa3	3,000,000	3,296,490
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,635,000	1,653,099
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,090,701
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,104,080
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,094,490
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,072,980
[b] Pennsylvania EDA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	7,755,657
[b] Pennsylvania EDA, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	13,856,780
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Corp. Generation)	NR/A3	2,550,000	2,643,814
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 (Philadelphia University)	BBB/Baa2	2,000,000	2,086,660
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (UPMC Health Systems)	A+/Aa3	5,600,000	6,143,536
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (UPMC Health Systems)	A+/Aa3	5,100,000	5,535,081
Pennsylvania Turnpike Commission Revenue, 0.77% due 12/1/2011	A+/Aa3	2,500,000	2,501,950
Pennsylvania Turnpike Commission Revenue, 0.87% due 12/1/2012	A+/Aa3	2,500,000	2,500,200
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	915,000	911,596
Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA+/Aa3	7,280,000	7,945,829
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA+/Aa3	3,000,000	3,248,190

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	$1,825,000	$1,952,002
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA+/Aa3	3,315,000	3,568,929
Philadelphia Gas Works, 5.00% due 7/1/2011 (Insured: AGM)	AA+/Aa3	2,000,000	2,022,560
Philadelphia Gas Works, 5.375% due 7/1/2012 (Insured: AGM)	AA+/Aa3	2,410,000	2,418,724
Philadelphia Hospital & Higher Educational Facilities, 0.21% due 2/15/2021 put 4/1/2011 (Children’s Hospital; SPA: Bank of America) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A-/A1	1,500,000	1,633,260
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A-/A1	1,020,000	1,104,538
Philadelphia School District GO, 5.00% due 9/1/2012 (State Aid Withholding)	A+/Aa2	5,000,000	5,253,850
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa2	2,000,000	2,127,460
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa2	2,270,000	2,361,753
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	4,210,000	4,414,017
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	18,000,000	18,781,740
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa2	2,000,000	2,073,140
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2013 (Insured: AGM)	AA+/Aa3	7,020,000	7,526,493
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2017 (Insured: AGM)	AA+/Aa3	5,570,000	6,132,960
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	BBB/A1	3,415,000	3,571,988
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,750,000	1,795,413
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,405,000	1,485,001
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa3	3,000,000	3,266,190
Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA+/Aa3	1,910,000	2,053,670
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA+/Aa3	3,240,000	3,430,998
Pittsburgh School District GO, 3.00% due 9/1/2011 (Insured: AGM)	AA+/Aa3	1,425,000	1,440,205
Pittsburgh School District GO, 3.00% due 9/1/2012 (Insured: AGM)	AA+/Aa3	1,670,000	1,716,292
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AA+/Aa3	2,100,000	2,164,155
Pittsburgh Water & Sewer Authority Revenue, 2.625% due 9/1/2035 put 9/1/2012 (Insured: AGM)	AA+/NR	2,000,000	2,022,560
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,400,000	1,416,730
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,057,160
RHODE ISLAND — 0.12%
Providence GO, 5.50% due 1/15/2012 (Insured: Natl-Re/FGIC)	BBB+/A3	1,880,000	1,951,327
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,098,610
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,654,299
SOUTH CAROLINA — 1.37%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,545,771
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	AA/Aa2	1,000,000	1,072,410
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner Tomorrow)	AA/Aa2	3,500,000	3,986,955
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Health Care; Insured: AGM)	AA+/Aa3	2,000,000	2,150,420
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/Aa3	1,000,000	1,103,040
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA+/Aa3	1,000,000	1,104,290
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,205,000	3,780,105
South Carolina Jobs Economic Development, 5.00% due 8/15/2014 (Care Alliance Health Services; Insured: AGM)	AA+/Aa3	4,000,000	4,321,760
South Carolina Jobs Economic Development, 5.00% due 8/15/2015 (Care Alliance Health Services; Insured: AGM)	AA+/Aa3	3,000,000	3,244,050
York County PCR, 1.00% due 9/15/2024 put 9/1/2011 (North Carolina Electric)	A/A2	11,000,000	11,000,880
York County PCR, 1.00% due 9/15/2024 put 9/1/2011 (North Carolina Electric)	A/A2	14,400,000	14,401,152

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH DAKOTA — 0.27%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: Natl-Re)	BBB/A1	$1,100,000	$1,119,459
South Dakota State Health & Educational Facilities Authority, 6.00% due 11/1/2014 (Sioux Valley Hospital & Health Systems)	AA-/A1	1,015,000	1,049,277
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	AA-/A1	1,310,000	1,431,948
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,360,703
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,419,728
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,523,350
TENNESSEE — 0.96%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/A2	3,200,000	3,370,752
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/A2	3,500,000	3,662,645
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/A2	6,000,000	5,824,020
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	B/Ba3	3,000,000	3,089,640
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB/Baa3	5,000,000	5,081,300
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	B/Ba3	11,000,000	11,023,210
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	B/Ba3	5,000,000	4,949,300
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	B/Ba3	1,190,000	1,146,886
TEXAS — 8.91%
Amarillo Health Facilities Corp., 5.50% due 1/1/2012 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	2,710,000	2,758,102
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,065,000	1,108,377
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,697,550
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A+/A1	1,000,000	1,104,340
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	AA/Aa2	2,890,000	3,222,119
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	AA/Aa2	1,520,000	1,716,642
Bexar Metropolitan Water District Waterworks, 4.50% due 5/1/2021 (Insured: Natl-Re)	A/A1	1,200,000	1,186,932
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	BBB/Baa1	4,275,000	4,404,490
Bryan Electric Systems, 3.00% due 7/1/2012	A+/A1	1,850,000	1,899,599
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,300,000	1,390,324
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,000,000	1,007,380
Bryan Electric Systems, 4.00% due 7/1/2015	A+/A1	1,110,000	1,117,404
Bryan Electric Systems, 5.00% due 7/1/2015	A+/A1	1,150,000	1,276,224
Bryan Electric Systems, 5.00% due 7/1/2016	A+/A1	1,500,000	1,565,025
Bryan Electric Systems, 5.00% due 7/1/2017	A+/A1	3,205,000	3,332,944
Bryan Electric Systems, 5.00% due 7/1/2019	A+/A1	8,000,000	8,649,360
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	AAA/Aaa	1,465,000	1,677,923
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A/A2	1,025,000	1,074,631
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	3,806,860
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,564,728
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,239,077
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,345,894
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,028,886
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,133,738

Certified Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	$2,175,000	$2,245,187
Dallas Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,045,980
Dallas Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,272,831
Dallas Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,426,438
Dallas/Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,705,787
Denton GO, 2.00% due 2/15/2012	AA/Aa2	3,115,000	3,153,377
Denton GO, 3.00% due 2/15/2013	AA/Aa2	2,710,000	2,810,162
Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,474,525
Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,718,223
Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,828,758
Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,159,181
Denton GO, 5.00% due 2/15/2018	AA/Aa2	3,825,000	4,317,775
Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,467,004
Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,614,248
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	1,245,000	1,236,795
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,348,850
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,641,661
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,539,624
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	1,000,000	1,115,900
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (Christus Health; Insured: AGM)	AA+/NR	4,000,000	4,333,160
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,579,290
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A1	1,275,000	1,371,148
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A1	1,500,000	1,624,650
Houston Airport Systems Revenue, 5.00% due 7/1/2015	AA-/Aa3	2,600,000	2,875,366
Houston Airport Systems Revenue, 5.00% due 7/1/2017	AA-/Aa3	1,600,000	1,777,312
Houston Airport Systems Revenue, 5.00% due 7/1/2018	AA-/Aa3	1,000,000	1,103,750
Houston Airport Systems Revenue, 5.00% due 7/1/2019	AA-/Aa3	2,750,000	2,980,835
Houston ISD, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aaa	2,000,000	2,217,980
Houston ISD, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aaa	2,450,000	2,757,083
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa2	6,190,000	5,743,577
Houston Utilities System Revenue, 5.00% due 11/15/2013 (Insured: AGM)	AA+/Aa2	3,000,000	3,291,750
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,743,942
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	828,120
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	AAA/Aaa	1,250,000	1,235,550
Kerrville Health Facilities Development Corp. Hospital Revenue, 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	3,899,920
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA-/Aa2	2,000,000	2,178,180
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A+/A1	1,660,000	1,721,901
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A+/A1	1,745,000	1,856,750
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A+/A1	1,835,000	1,987,470
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A+/A1	1,930,000	2,108,042
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,218,619
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	8,470,505
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	AA-/Aa2	5,000,000	5,006,000
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,307,840
North Texas University Revenue, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,388,438
North Texas University Revenue, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,552,130
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	20,000,000	20,004,000
Northside ISD GO, 1.50% due 8/1/2040 put 8/1/2012 (Guaranty: PSF)	AAA/Aaa	4,000,000	4,031,600
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	A-/Baa1	7,780,000	7,802,718

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	$3,000,000	$3,313,050
[b] Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	NR/Baa2	6,000,000	6,312,000
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	8,400,000	8,513,904
San Antonio Electric & Gas Revenue, 1.15% due 12/1/2027 put 12/3/2012 (SPA: BNP Paribas)	AA-/Aa2	15,000,000	15,064,350
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (Idea Public Schools)	BBB/NR	2,000,000	1,973,560
State of Texas, 2.00% due 8/31/2011 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	25,000,000	25,178,000
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,418,328
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	2,000,000	2,109,580
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	953,270
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA+/Aa3	10,000,000	11,262,400
Texas Public Finance Authority Revenue, 5.00% due 7/1/2012 (Unemployment Compensation)	AAA/Aa1	14,630,000	15,451,182
Texas Public Finance Authority Revenue, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,531,000
Texas Public Finance Authority Revenue, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,603,750
Texas Public Finance Authority Revenue, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,440,315
Texas Public Finance Authority Revenue, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,613,314
Texas Public Finance Authority Revenue, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aa1	15,500,000	17,291,800
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,476,052
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,656,741
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	1,936,684
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	1,989,171
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	BBB/NR	1,000,000	1,071,520
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,552,691
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	BBB+/A2	2,835,000	3,085,189
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: AGM)	AA+/Aa3	2,435,000	2,594,736
U.S. VIRGIN ISLANDS — 0.30%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,212,535
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,048,110
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,280,738
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,350,089
UTAH — 0.75%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (Insured: Natl-Re) (ETM)	NR/NR	4,355,000	4,370,765
Intermountain Power Agency Supply, 5.00% due 7/1/2012	A+/A1	15,000,000	15,792,600
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A+/A1	5,000,000	5,406,000
Nebo School District GO, 2.50% due 7/1/2012	AAA/Aaa	1,510,000	1,547,191
Salt Lake County Hospital Revenue, 5.50% due 5/15/2015 (IHC Health Services Inc.; Insured: AMBAC)	AA+/Aa1	2,000,000	2,032,640
Utah Water Finance Agency Revenue, 4.90% due 10/1/2016 (Pooled Loan Financing; Insured: AMBAC)	NR/NR	350,000	350,263
Utah Water Finance Agency Revenue, 4.95% due 10/1/2017 (Pooled Loan Financing; Insured: AMBAC)	NR/NR	370,000	370,192
VERMONT — 0.47%
Vermont Colleges Revenue GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,497,443
Vermont Economic Development Authority Revenue, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/Baa1	13,500,000	13,345,830

Certified Semi-Annual Report     37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
VIRGINIA — 0.19%
Louisa IDA PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	A-/NR	$3,000,000	$3,075,840
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,463,431
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	NR/Aaa	3,000,000	3,028,320
WASHINGTON — 2.27%
Energy Northwest Washington Electric, 5.50% due 7/1/2012 (Bonneville Power Administration; Insured: Natl-Re)	AA/Aaa	3,000,000	3,185,880
Energy Northwest Washington Electric, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A3	2,575,000	2,821,170
Energy Northwest Washington Electric, 5.375% due 7/1/2014 pre-refunded 7/1/2011 (Columbia Generation; Insured: AGM)	AA+/Aaa	1,000,000	1,022,610
Energy Northwest Washington Electric, 6.00% due 7/1/2016 (Insured: AMBAC)	AA/Aaa	2,415,000	2,563,498
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Bonneville Power Administration)	AA/Aaa	5,470,000	6,239,848
Energy Northwest Washington Electric, 5.00% due 7/1/2018 (Insured: Natl-Re)	AA/Aaa	8,000,000	9,105,600
King County Sewer, 5.50% due 1/1/2016 (Insured: AGM)	AA+/Aa2	7,205,000	7,451,483
Lewis County Public Utility District, 5.00% due 10/1/2011 (Cowlitz Falls Hydroelectric; Insured: Syncora)	AA/Aaa	2,000,000	2,045,680
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,569,650
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,131,860
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,272,200
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/Aa3	5,015,000	5,485,307
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	AA+/Aa1	4,000,000	3,196,440
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	2,278,740
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Insured: AGM)	AA+/Aa3	1,000,000	1,067,480
Washington State HFA, 5.00% due 8/15/2013 (Multicare Health Systems)	A+/A1	1,250,000	1,334,212
Washington State HFA, 5.00% due 8/15/2014 (Multicare Health Systems)	A+/A1	1,500,000	1,615,620
Washington State HFA, 5.625% due 10/1/2014 (Providence Health Systems; Insured: Natl-Re)	AA/Aa2	3,000,000	3,068,220
Washington State HFA, 5.00% due 8/15/2015 (Multicare Health Systems)	A+/A1	2,000,000	2,167,640
Washington State HFA, 5.00% due 8/15/2016 (Multicare Health Systems)	A+/A1	2,075,000	2,238,593
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	BBB/NR	2,000,000	2,032,580
Washington State HFA, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	BBB+/A3	1,245,000	1,305,806
Washington State HFA, 5.00% due 8/15/2017 (Multicare Health Systems)	A+/A1	1,000,000	1,062,880
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: AGM 242)	A+/NR	8,070,000	8,816,717
Washington State HFA, 5.00% due 8/15/2018 (Multicare Health Systems)	A+/A1	2,000,000	2,105,620
Washington State HFA, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	BBB+/A3	1,050,000	1,081,038
Washington State HFA, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	BBB+/A3	1,000,000	1,000,670
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Insured: AGM)	AA+/Aaa	1,300,000	1,378,598
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re/IBC)	AA/Aaa	1,760,000	1,698,013
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re/IBC)	AA/Aaa	3,000,000	2,710,860
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,358,621
WEST VIRGINIA — 0.26%
Kanawha, Mercer, Nicholas Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	1,938,176
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	4,485,000	4,551,109
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,055,210
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,055,210
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,923,300

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WISCONSIN — 0.98%
Hudson School District GO, 4.625% due 10/1/2014 (Insured: AGM)	AA+/Aa1	$1,885,000	$1,920,589
Wisconsin Clean Water Revenue, 5.00% due 6/1/2017 pre-refunded 6/1/2011	AA+/Aa1	2,455,000	2,474,198
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care Inc.)	NR/A3	4,265,000	4,496,504
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care Inc.)	NR/A3	4,100,000	4,328,206
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care Inc.)	NR/A3	3,695,000	3,852,185
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care Inc.)	NR/A3	1,295,000	1,334,200
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Health Care Inc.)	A-/A3	1,000,000	1,037,670
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care Inc.)	NR/A3	5,025,000	5,181,780
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Health Care Inc.)	A-/A3	1,855,000	1,912,857
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Health Care Inc.)	A-/A3	1,000,000	1,011,040
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Health Care Inc.)	A-/A3	2,110,000	2,131,649
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care Inc.)	NR/A3	4,500,000	4,779,900
Wisconsin Petroleum, 5.00% due 7/1/2015	AA/Aa2	4,000,000	4,481,280

TOTAL INVESTMENTS — 99.05% (Cost $3,900,734,179)			$3,953,871,783
OTHER ASSETS LESS LIABILITIES — 0.95%			38,077,215

NET ASSETS — 100.00%			$3,991,948,998

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Certified Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District

See notes to financial statements.

40    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $3,900,734,179) (Note 2)	$3,953,871,783
Cash	1,299,120
Receivable for investments sold	32,835,931
Receivable for fund shares sold	13,364,474
Interest receivable	49,902,333
Prepaid expenses and other assets	100,810

Total Assets	4,051,374,451

LIABILITIES
Payable for securities purchased	41,527,621
Payable for fund shares redeemed	13,955,239
Payable to investment advisor and other affiliates (Note 3)	1,830,406
Accounts payable and accrued expenses	255,656
Dividends payable	1,856,531

Total Liabilities	59,425,453

NET ASSETS	$3,991,948,998

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,180,592)
Net unrealized appreciation on investments	53,137,604
Accumulated net realized gain (loss)	(4,184,580)
Net capital paid in on shares of beneficial interest	3,944,176,566

$3,991,948,998

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,548,269,259 applicable to 111,292,079 shares of beneficial interest outstanding - Note 4)	$13.91
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.12

Class C Shares:
Net asset value and offering price per share * ($483,505,729 applicable to 34,691,391 shares of beneficial interest outstanding - Note 4)	$13.94

Class I Shares:
Net asset value, offering and redemption price per share ($1,960,174,010 applicable to 140,882,812 shares of beneficial interest outstanding - Note 4)	$13.91

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    41

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $20,056,461)	$65,280,009

EXPENSES:
Investment advisory fees (Note 3)	5,856,115
Administration fees (Note 3)
Class A Shares	990,278
Class C Shares	305,580
Class I Shares	478,297
Distribution and service fees (Note 3)
Class A Shares	1,980,557
Class C Shares	1,215,987
Transfer agent fees
Class A Shares	285,775
Class C Shares	124,605
Class I Shares	198,223
Registration and filing fees
Class A Shares	20,721
Class C Shares	23,058
Class I Shares	66,882
Custodian fees (Note 3)	240,268
Professional fees	45,817
Accounting fees	59,260
Trustee fees	48,130
Other expenses	165,089

Total Expenses	12,104,642
Less:
Fees paid indirectly (Note 3)	(1,943)

Net Expenses	12,102,699

Net Investment Income	53,177,310

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(945,491)
Net change in unrealized appreciation (depreciation) of investments	(102,838,425)

Net Realized and Unrealized Loss	(103,783,916)

Net Decrease in Net Assets Resulting from Operations	$(50,606,606)

See notes to financial statements.

42    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$53,177,310	$82,291,902
Net realized gain (loss) on investments	(945,491)	425,081
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(102,838,425)	70,204,823

Net Increase (Decrease) in Net Assets Resulting from Operations	(50,606,606)	152,921,806

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(20,100,840)	(35,403,295)
Class C Shares	(5,551,454)	(8,052,710)
Class I Shares	(27,525,016)	(38,835,897)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(23,758,142)	542,169,927
Class C Shares	14,476,943	265,854,064
Class I Shares	119,428,199	993,524,455

Net Increase in Net Assets	6,363,084	1,872,178,350

NET ASSETS:
Beginning of Period	3,985,585,914	2,113,407,564

End of Period	$3,991,948,998	$3,985,585,914

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    43

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

44    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$3,953,871,783	$—	$3,953,871,783	$—

Total Investments in Securities	$3,953,871,783	$—	$3,953,871,783	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Semi-Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $10,348 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $73,264 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $1,943.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	18,447,717	$259,006,044	53,604,766	$750,685,059
Shares issued to shareholders in reinvestment of dividends	1,040,816	14,568,816	1,789,662	25,116,212
Shares repurchased	(21,262,401)	(297,333,002)	(16,674,431)	(233,631,344)

Net Increase (Decrease)	(1,773,868)	$(23,758,142)	38,719,997	$542,169,927

46    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	5,738,072	$80,924,795	21,586,485	$303,022,953
Shares issued to shareholders in reinvestment of dividends	270,600	3,794,018	376,882	5,304,297
Shares repurchased	(5,016,273)	(70,241,870)	(3,022,783)	(42,473,186)

Net Increase (Decrease)	992,399	$14,476,943	18,940,584	$265,854,064

Class I Shares
Shares sold	33,559,556	$471,025,115	96,757,098	$1,360,539,987
Shares issued to shareholders in reinvestment of dividends	1,637,769	22,925,039	2,281,105	32,036,218
Shares repurchased	(26,745,927)	(374,521,955)	(28,455,767)	(399,051,750)

Net Increase (Decrease)	8,451,398	$119,428,199	70,582,436	$993,524,455

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $831,800,949 and $329,647,063, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,900,734,179

Gross unrealized appreciation on a tax basis	$79,350,249
Gross unrealized depreciation on a tax basis	(26,212,645)

Net unrealized appreciation (depreciation) on investments (tax basis)	$53,137,604

At March 31, 2011 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2014	$227,231
2015	2,811,143
2016	192,444

$3,230,818

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    47

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$14.27	0.18	(0.36)	(0.18)	(0.18)	—	(0.18)	$13.91	2.54	(d)	0.74	(d)	0.74	(d)	0.74	(d)	(1.28)	8.67	$1,548,269
2010 (c)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66		0.78		0.78		0.78		4.70	12.57	$1,613,582
2009(c)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50		0.86		0.86		0.86		9.67	12.18	$1,040,628
2008(c)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54		0.89		0.88		0.89		1.54	17.78	$705,238
2007(c)	$13.53	0.46	(0.04)	0.42	(0.46)	—	(0.46)	$13.49	3.43		0.90		0.90		0.90		3.18	21.35	$696,717
2006(c)	$13.59	0.44	(0.06)	0.38	(0.44)	—	(0.44)	$13.53	3.28		0.91		0.90		0.91		2.87	23.02	$833,189
Class C Shares
2011(b)	$14.30	0.16	(0.36)	(0.20)	(0.16)	—	(0.16)	$13.94	2.27	(d)	1.00	(d)	1.00	(d)	1.00	(d)	(1.41)	8.67	$483,506
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36		1.05		1.05		1.55		4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21		1.13		1.13		1.63		9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26		1.17		1.16		1.67		1.26	17.78	$99,972
2007	$13.55	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$13.51	3.15		1.19		1.18		1.68		2.90	21.35	$86,564
2006	$13.62	0.41	(0.07)	0.34	(0.41)	—	(0.41)	$13.55	3.00		1.18		1.18		1.68		2.52	23.02	$105,436
Class I Shares
2011(b)	$14.27	0.20	(0.36)	(0.16)	(0.20)	—	(0.20)	$13.91	2.88	(d)	0.40	(d)	0.40	(d)	0.40	(d)	(1.11)	8.67	$1,960,174
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98		0.44		0.44		0.44		5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81		0.53		0.53		0.53		10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88		0.55		0.55		0.55		1.88	17.78	$437,393
2007	$13.53	0.51	(0.04)	0.47	(0.51)	—	(0.51)	$13.49	3.78		0.57		0.57		0.57		3.53	21.35	$303,716
2006	$13.59	0.49	(0.06)	0.43	(0.49)	—	(0.49)	$13.53	3.62		0.57		0.57		0.57		3.22	23.02	$285,878

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

48 Certified Semi-Annual Report	Certified Semi-Annual Report 49

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$987.20	$3.64
Hypothetical*	$1,000.00	$1,021.26	$3.71
Class C Shares
Actual	$1,000.00	$985.90	$4.97
Hypothetical*	$1,000.00	$1,019.92	$5.06
Class I Shares
Actual	$1,000.00	$988.90	$1.98
Hypothetical*	$1,000.00	$1,022.94	$2.01

†	Expenses are equal to the annualized expense ratio for each class (A: 0.74%; C: 1.00%; I: 0.40%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

50    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    51

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

52    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    53

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.     55

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Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
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Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

This page is not part of the Semi-Annual Report.    3

Important Information , Continued

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	1.91%	3.94%	3.65%	3.89%	5.04%
With sales charge	-0.13%	3.23%	3.23%	3.68%	4.93%

30-DAY YIELDS, A SHARES

As of March 31, 2011

Annualized Distribution Yield	SEC Yield
3.61%	3.25%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2011

Number of Bonds	359
Effective Duration	6.2 Yrs
Average Maturity	8.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

This page is not part of the Semi-Annual Report.    5

Thornburg Intermediate Municipal Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 13, 2011
Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares declined from $13.64 to $12.99 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 23.8 cents per share. If you reinvested your dividends, you received 24.0 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter of 2011, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities, by 81 basis points for 10-year maturities, and by 86 basis points for 20-year maturities, which is the principal factor that caused negative returns on interme- diate bond indexes and funds. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.

Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Recent legislation has created both positive and negative forces for the performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Washington, DC. If any of the proposals gain real traction, we will gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25%. Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, and is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in most states, driven by growth in income tax and sales tax revenue. Revenues at the state and local level have seen moderate growth over the past six months, providing support for credit ratings and overall credit quality. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

Default rates have not spiked, as was forecast last year by some, though there’s little doubt that more defaults will occur, most likely in sectors tied to real estate development, retirement communities, and health care. Some cities, particularly in the Midwest, are experiencing population declines which can undermine the tax base.

The Fed is still in super-stimulative mode, with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45%. The Taylor Rule is a formula guideline for evaluating the level of the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a laddered portfolio of more than 350 municipal bonds. Your Fund is broadly diversified across sectors and 71% invested in bonds rated A or above by at least one of the major rating agencies. We ladder the maturity dates of our bonds so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash-flow stream from maturing bonds to reinvest toward the top end of the ladder where yields are higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

As of 3/31/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

8    Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of negative 3.02% at NAV for the six months ended March 31, 2011, compared to negative 2.96% for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. The main contributor to this slight lag in your Fund’s performance relative to the index is that the index contains no bonds longer than 12 years to maturity, while your Fund contains bonds longer than 12 years to maturity, which depreciate more in market value when rates rise. The total return of the overall municipal bond market as measured by the BofA Merrill Lynch Municipal Master Index in the six-month period ended March 31, 2011, was negative 4.24%.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ALABAMA — 1.37%
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	$2,000,000	$2,264,820
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2012	AAA/Aa2	1,120,000	1,171,890
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa2	1,310,000	1,419,529
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa2	2,185,000	2,471,781
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A+/A1	2,000,000	1,999,300
ALASKA — 0.43%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	A+/Aa2	2,470,000	2,643,344
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA/NR	270,000	281,540
ARIZONA — 3.93%
Arizona Health Facilities Authority, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A2	1,450,000	1,525,705
City of Mesa Utility System Revenue, 5.00% due 7/1/2023 (Insured: AGM)	AA+/Aa2	5,000,000	5,249,950
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,640,000	4,791,496
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,092,360
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	NR/Baa3	2,585,000	2,529,319
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A/A3	2,000,000	1,944,140
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	735,000	667,946
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA+/Aa3	7,280,000	7,829,203
Tucson GO, 9.75% due 7/1/2012 (ETM)	AA-/NR	400,000	445,764
Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	599,675
CALIFORNIA — 8.97%
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	2,884,080
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A/A2	2,425,000	2,479,999
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	4,390,000	1,301,942
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City High School)	A-/NR	1,500,000	1,461,735
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric; Insured: Natl-Re) (AMT)	BBB+/A3	2,740,000	2,800,718
California PCR, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/ Baa3	2,000,000	2,092,120
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,175,080
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	1,050,000	1,076,670
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	6,395,028
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022	A-/NR	1,620,000	1,625,719
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024	A-/NR	1,300,000	1,293,149

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	$4,000,000	$3,316,440
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA+/Aa3	1,245,000	1,324,319
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA+/Aa3	1,000,000	1,019,430
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	900,000	1,026,711
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	BBB/Baa1	2,140,000	1,355,027
Lee Lake Water District Community Facilities, 5.75% due 9/1/2023	NR/NR	3,000,000	2,676,060
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA+/Aa3	1,120,000	1,178,094
M-S-R Energy Authority, 6.125% due 11/1/2029	A/NR	2,500,000	2,492,975
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	A-/NR	1,500,000	1,442,865
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA+/NR	1,095,000	601,363
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA+/NR	1,100,000	505,560
Monterey County COP, 5.25% due 8/1/2021 (Refinancing Project; Insured: AGM)	AA+/Aa3	3,700,000	3,835,457
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	863,490
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A1	2,400,000	2,063,784
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A1	1,175,000	1,010,195
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (Capital Appreciation- Election of 2000-B; Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	1,975,830
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,000,000	1,058,910
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A1	3,000,000	3,170,640
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A1	1,750,000	1,808,748
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	1,535,000	600,016
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	A/NR	2,010,000	1,960,815
COLORADO — 3.98%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	BBB/NR	1,000,000	1,081,280
Adams County Communication Center COP, 5.75% due 12/1/2016 (Adams County Communication Center)	NR/A1	1,265,000	1,290,553
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,375,000	1,405,608
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	A-/NR	1,380,000	1,384,913
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: Natl-Re/FGIC) (AMT)	A+/A1	5,000,000	5,120,550
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aa3	2,555,000	2,469,484
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	1,935,000	1,770,390
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	576,410
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,431,488
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,230,045
Northwest Parkway Public Highway Authority, 0% due 6/15/2014 (Insured: AGM) (ETM)	AA+/Aa3	1,005,000	1,104,294
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA+/NR	1,120,000	1,207,248
Public Authority for Colorado Energy Gas Revenue, 6.125% due 11/15/2023	A/A2	2,000,000	2,072,140
Regional Transportation District, 5.50% due 6/1/2022	A-/Aa3	3,000,000	3,198,270
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AAA/NR	1,370,000	1,653,343
CONNECTICUT — 0.18%
Connecticut Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,252,058
DISTRICT OF COLUMBIA — 2.26%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	AA/Aa2	1,000,000	1,116,900
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A/Aa3	2,000,000	2,147,980

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A/Aa3	$3,900,000	$3,992,352
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/Aa2	3,000,000	3,473,190
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	4,890,000	2,365,440
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	5,000,000	2,244,150
FLORIDA — 8.77%
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: AGM)	AA+/Aa3	1,000,000	1,028,970
Collier County Housing Finance Authority MFR, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	NR/Aaa	1,000,000	1,028,820
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	BBB/Baa1	380,000	380,783
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,495,000	2,537,864
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA+/Aa3	2,560,000	2,615,194
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	AAA/Aa1	535,000	579,378
Florida Housing Finance Corp., 4.80% due 1/1/2016 (Homeowner Mtg; Insured: FHA)	AA+/Aa1	195,000	198,808
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A-/Baa1	2,235,000	2,204,805
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,213,686
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,367,863
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/Aa3	1,000,000	1,069,250
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,155,902
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	919,468
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,000,000	1,058,110
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	2,978,370
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011 (St. Vincent’s Medical Center)	NR/NR	1,000,000	1,017,280
Lakeland Energy System Revenue, 5.00% due 10/1/2018 (Insured: AGM)	AA+/Aa3	2,000,000	2,160,500
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,770,000	2,628,425
Lee County Solid Waste System, 5.625% due 10/1/2013 (Insured: Natl-Re)	NR/A3	2,400,000	2,440,800
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,000,000	1,072,690
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	975,670
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,335,055
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,082,103
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA+/Aa3	2,600,000	2,665,364
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	A-/A1	1,000,000	1,053,130
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	472,921
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/NR	1,000,000	1,000,610
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,813,192
Sarasota County Public Hospital Board, 3.269% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	2,000,000	1,791,780
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa3	1,500,000	1,525,110
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,692,433
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: Natl-Re/FGIC)	AA+/Aa2	2,750,000	3,155,185
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	BBB/Aa3	1,050,000	1,136,258
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl- Re/FGIC)	BBB/NR	1,135,000	1,157,428
GEORGIA — 2.26%
Atlanta Airport Passenger Facility, 5.00% due 1/1/2023	NR/A1	5,000,000	5,020,700
Atlanta Airport Revenue, 6.00% due 1/1/2018 (Insured: Natl-Re/FGIC) (AMT)	A+/A1	1,000,000	1,006,330
Atlanta Water and Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	574,001
Atlanta Water and Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AA+/Aa3	5,000,000	5,264,100

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	$3,030,000	$3,473,107
HAWAII — 0.19%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	1,270,000	1,303,846
IDAHO — 0.73%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	NR/Aa2	2,000,000	2,006,160
Madison County Hospital Revenue, 5.25% due 9/1/2030	BBB-/NR	1,000,000	831,400
Madison County Hospital Revenue, 5.25% due 9/1/2037	BBB-/NR	2,700,000	2,150,793
ILLINOIS — 7.91%
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,216,885
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A-/A2	3,050,000	3,078,914
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,550,000	1,565,128
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,340,000	1,055,438
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,285,183
Chicago Transit Authority, 5.00% due 12/1/2018	AA/Aa3	1,500,000	1,623,435
Chicago Wastewater Transmission Second Lien, 5.00% due 1/1/2014	A+/Aa3	1,485,000	1,592,024
Cook County GO, 5.25% due 11/15/2024	AA/Aa2	3,000,000	3,071,520
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,284,120
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A-/A2	1,000,000	1,054,170
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A-/A2	1,000,000	977,250
Illinois Finance Authority, 5.00% due 11/1/2016 (Central Dupage Health)	AA/NR	2,000,000	2,199,860
Illinois Finance Authority, 5.00% due 11/1/2017 (Central Dupage Health)	AA/NR	2,000,000	2,186,040
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,012,490
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,000,000	5,626,250
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/NR	1,220,000	1,005,878
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: Natl-Re)	BBB/Baa1	1,370,000	1,380,741
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	BBB/NR	230,000	245,831
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	NR/Aaa	750,000	764,535
McHenry & Lake Counties Community Consolidated School District No. 015 GO, 0% due 1/1/2017 pre-refunded 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	39,209
McHenry & Lake Counties Community Consolidated School District No. 015 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	751,136
Railsplitter Tobacco Settlement Authority, 5.50% due 6/1/2023	A-/NR	4,000,000	3,852,040
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,600,000	2,535,416
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/A2	1,425,000	1,289,255
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,350,000	1,420,767
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,033,630
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AA+/NR	2,975,000	1,323,012
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,143,940
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,660,851
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/Aa2	1,590,000	1,452,656
Will County Community School District GO, 0% due 11/1/2011 (Insured: AGM)	AA+/Aa2	2,965,000	2,930,161
INDIANA — 5.97%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	899,511
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,385,230
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,662,115

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	$1,560,000	$1,649,201
Avon Community School Building Corp. First Mtg, 5.00% due 1/10/2012 (Insured: AMBAC)	A/NR	1,330,000	1,372,055
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: Natl-Re/FGIC)	AA-/NR	1,000,000	1,015,360
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,484,184
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,252,200
Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	2,730,000	2,454,434
Clay Multi-School Building Corp. First Mtg, 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,290,000	1,357,673
Clay Multi-School Building Corp. First Mtg, 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,947,763
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,383,546
Hobart Building Corp. First Mtg, 6.50% due 7/15/2019 (Insured: Natl-Re; State Aid Withholding)	AA+/NR	1,000,000	1,182,800
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,124,560
Indiana Bond Bank Gas Program Revenue, 5.25% due 10/15/2020	NR/Aa3	5,340,000	5,395,376
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health Credit Group)	AA/Aa1	1,000,000	1,058,520
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AAA/A3	575,000	586,701
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,092,230
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,055,020
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012 (State Aid Withholding)	AA+/NR	1,510,000	1,567,440
South Bend Community School Corp. First Mtg, 4.00% due 1/15/2012	AA+/NR	1,260,000	1,291,576
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012	AA+/NR	1,490,000	1,546,680
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	A/NR	1,000,000	1,001,320
Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	988,107
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: Natl-Re/FGIC; State Aid Withholding)	AA+/NR	1,685,000	1,745,053
IOWA — 0.82%
Coralville COP, 5.25% due 6/1/2022	NR/A1	2,980,000	3,084,449
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: AGM)	AA+/NR	435,000	449,555
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	AA/Aa2	2,000,000	2,008,360
KANSAS — 0.17%
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,134,514
KENTUCKY — 0.84%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa1	2,665,000	2,841,743
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa1	3,130,000	1,347,183
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA+/Aa3	1,500,000	1,536,105
LOUISIANA — 3.16%
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,069,410
Louisiana Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol)	NR/Aa3	1,000,000	1,070,250
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	NR/Baa3	1,590,000	1,569,028
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,207,330
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	1,074,470
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA+/Aa3	2,000,000	2,076,900
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,197,774
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,285,929
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,410,896
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,551,973
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2023 (Insured: AGM)	AA+/Aa3	1,000,000	1,043,090
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2024 (Insured AGM)	AA+/Aa3	1,000,000	1,032,680
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,381,562

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	$1,000,000	$1,051,770
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A2	1,500,000	1,413,105
MASSACHUSETTS — 0.04%
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: Natl-Re) (AMT)	NR/Baa1	240,000	240,763
MICHIGAN — 6.28%
City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,194,917
Detroit School District GO, 5.25% due 5/1/2027 (Insured: AGM/Q-SBLF)	AA+/Aa2	1,000,000	981,860
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,000,000	3,088,230
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: AGM)	AA+/Aa3	7,720,000	8,082,145
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: AGM)	AA+/Aa3	1,000,000	1,072,180
Detroit Water Supply Systems, 4.25% due 7/1/2016 (Insured: Natl-Re)	BBB/A1	1,000,000	1,038,070
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center; Insured: FGIC) (ETM)	AAA/Aaa	650,000	746,538
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,000,000	2,080,280
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,470,000	2,504,728
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl- Re) (ETM)	AA/Aa3	295,000	312,511
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	956,942
Michigan Public Educational Facilities Authority, 8.50% due 9/1/2029 (Bradford Academy)	BBB-/NR	1,500,000	1,611,810
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,000,000	885,730
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AA+/Aa3	2,450,000	2,639,753
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	2,484,900
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Healthcare)	NR/Aa3	765,000	766,698
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A+/A1	2,140,000	2,024,483
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	3,000,000	2,821,230
Michigan State Housing Development Authority, 5.05% due 10/1/2015 (Insured: Natl-Re)	AA/Baa1	1,400,000	1,401,134
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA+/Aa3	1,000,000	1,009,950
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,081,460
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	2,829,078
MINNESOTA — 0.97%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	BBB+/A3	1,000,000	1,038,500
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AA+/NR	2,500,000	2,612,025
St. Cloud Health Care Revenue, 5.00% due 5/1/2014 (Centracare Health System)	NR/A2	835,000	897,951
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	BBB+/A3	1,965,000	2,007,031
MISSISSIPPI — 1.91%
Medical Center Educational Building Corp., 3.00% due 6/1/2011 (University of Mississippi Medical Center)	AA-/Aa2	1,750,000	1,756,965
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,318,418
Mississippi Development Bank Special Obligation, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa2	1,920,000	1,960,992
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,913,889
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: AGM)	AA+/Aa3	2,500,000	2,502,475

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mississippi Development Bank Special Obligation, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	$3,415,000	$3,485,485
MISSOURI — 0.82%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor Project)	NR/NR	445,000	447,674
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,046,900
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,046,800
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,052,000
NEVADA — 0.54%
Clark County School District GO, 5.50% due 6/15/2016 (Insured: AGM)	AA+/Aa2	1,000,000	1,089,400
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: AGM)	AA+/Aa1	2,600,000	2,594,878
NEW HAMPSHIRE — 1.56%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	3,319,248
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 put 2/1/2012 (United Illuminating Co.) (AMT)	NR/Baa2	1,000,000	1,044,340
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/NR	3,920,000	4,198,085
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,006,560
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	BBB/Baa1	1,000,000	998,550
NEW JERSEY — 0.79%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	120,000	120,547
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/Aa3	2,000,000	2,043,800
Passaic Valley Sewage Commissioners, 5.75% due 12/1/2022 (Sewer System; Insured: GO of Commissioners)	NR/A2	3,000,000	3,195,210
NEW MEXICO — 1.28%
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB-/ Baa2	3,000,000	2,788,500
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2030	NR/Aa3	1,040,000	1,052,907
Rio Rancho Public School District No. 94, 3.00% due 8/1/2011 (State Aid Withholding)	NR/Aa1	1,580,000	1,594,046
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,929,855
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,455,000	1,305,746
NEW YORK — 1.19%
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,271,770
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	506,468
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	1,000,000	1,097,570
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	931,795
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	543,540
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,746,121
NORTH DAKOTA — 0.36%
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,436,270
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	BBB+/NR	1,000,000	995,590

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OHIO — 2.92%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	$1,185,000	$1,181,824
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,409,441
Deerfield Township Tax Increment, 5.00% due 12/1/2025	NR/A1	1,000,000	967,630
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: AGM)	NR/Aa3	1,500,000	1,673,040
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	AA-/A1	1,435,000	1,479,399
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	BBB-/Baa2	3,000,000	3,076,110
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 put 5/1/2012 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/A3	1,500,000	1,551,315
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	NR/A3	3,000,000	3,168,840
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,300,104
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (First Energy Nuclear; Guaranty: First Energy Solutions)	BBB-/Baa1	1,000,000	1,073,310
Ohio State Water Development Authority, 3.375% due 7/1/2033 put 7/1/2015 (First Energy Nuclear; Guaranty: First Energy Solutions)	BBB-/Baa2	3,000,000	2,937,600
OKLAHOMA — 1.28%
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	NR/NR	1,125,000	1,120,905
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,410,839
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	3,890,315
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA+/Aa3	1,000,000	1,115,520
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	AA+/Aa2	1,130,000	1,154,657
PENNSYLVANIA — 3.04%
Allegheny County Hospital Development, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,731,600
Allegheny County IDA, 5.90% due 8/15/2026 (School Facility Development, Inc.)	BBB-/NR	1,240,000	1,081,057
Allegheny County IDA, 6.375% due 8/15/2035 (School Facility Development, Inc.)	BBB-/NR	1,130,000	971,201
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	825,651
Lancaster County GO, 0% due 5/1/2014 (Insured: Natl-Re/FGIC)	NR/Aa2	795,000	711,453
Lancaster County GO, 0% due 5/1/2015 (Insured: Natl-Re/FGIC)	NR/Aa2	800,000	674,144
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	5,000,000	4,500,450
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,028,434
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	4,000,000	2,858,840
Philadelphia School District GO, 5.00% due 9/1/2018 (State Aid Withholding)	A+/Aa2	5,000,000	5,282,800
RHODE ISLAND — 0.37%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/NR	1,065,000	1,094,234
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,389,925
SOUTH CAROLINA — 3.84%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A/A1	2,000,000	2,081,160
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	AA-/Aa3	1,855,000	1,939,940
Greenville County School District, 5.50% due 12/1/2021 (Building Equity Sooner)	AA/Aa2	5,000,000	5,635,100
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AA+/Aa3	2,400,000	2,428,320

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/Aa3	$1,000,000	$1,044,170
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/Aa3	1,700,000	1,768,357
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA+/Aa3	1,000,000	1,091,270
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA+/Aa3	2,740,000	2,873,685
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA+/Aa3	1,000,000	1,034,570
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	2,125,000	2,181,249
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	980,000	1,000,805
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AA+/Aa3	2,855,000	2,992,697
SOUTH DAKOTA — 0.25%
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	AA-/A1	1,700,000	1,720,043
TENNESSEE — 1.76%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/A2	1,000,000	1,053,360
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	AAA/NR	1,850,000	1,862,654
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BBB/Baa3	2,500,000	2,381,675
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	B/Ba3	7,000,000	6,634,320
TEXAS — 10.40%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,335,543
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,342,850
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	2,000,000	1,775,000
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: Natl-Re)	NR/Baa1	600,000	584,322
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A1	1,300,000	1,324,778
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A1	2,300,000	2,326,818
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,800,000	2,781,548
Bryan Electric Systems, 2.00% due 7/1/2011	A+/A1	1,500,000	1,505,805
Bryan Electric Systems, 3.00% due 7/1/2013	A+/A1	1,000,000	1,037,470
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,080,050
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,036,780
Dallas/Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,099,640
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,985,000	2,356,866
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	AAA/Aaa	15,000	11,769
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	BBB/NR	1,320,000	1,339,734
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A1	2,075,000	2,248,325
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	AAA/Aaa	4,000,000	3,585,800
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	532,812
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	541,154
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	2,966,730
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A+/A1	2,040,000	2,146,386
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	1,080,000	1,084,072
Midtown Redevelopment Authority Tax Increment Revenue, 6.00% due 1/1/2012 (Insured: Radian)	A-/A3	735,000	737,477
Midtown Redevelopment Authority Tax Increment Revenue, 6.00% due 1/1/2013 (Insured: Radian)	A-/A3	500,000	501,525
Mission EDA, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc.) (AMT)	BBB/NR	3,000,000	3,225,810
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	4,300,000	4,300,860
Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public School)	BBB/NR	5,050,000	4,952,787

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	NR/Baa2	$3,000,000	$3,102,450
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	2,575,000	2,609,917
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public Schools)	BBB/NR	1,590,000	1,559,393
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,044,445
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company; Guaranty: Atlantic Richfield)	A/A2	2,450,000	2,815,760
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation)	BBB/NR	1,750,000	1,609,195
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	2,000,000	1,685,580
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	3,000,000	2,733,060
Uptown Development Authority, 5.25% due 9/1/2024 (Infrastructure Improvement)	BBB/NR	500,000	482,250
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB/NR	1,250,000	1,201,000
U.S. VIRGIN ISLANDS — 0.76%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,167,750
UTAH — 0.82%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,014,060
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,367,563
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	NR/NR	1,000,000	1,030,240
Utah State Board of Regents, 5.00% due 8/1/2021 (University of Utah Hospital)	AA/Aa2	1,000,000	1,072,210
Utah State Board of Regents, 5.00% due 8/1/2022 (University of Utah Hospital)	AA/Aa2	1,015,000	1,076,387
VIRGINIA — 0.72%
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,043,390
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	BBB/NR	795,000	863,402
Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	2,000,000	1,978,500
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,000,000	1,000,870
WASHINGTON — 2.79%
Seattle Municipal Power and Light, 5.00% due 2/1/2019	AA-/Aa2	3,000,000	3,387,810
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	NR/A1	1,900,000	2,101,742
Washington Economic Development Finance Authority, 1.75% due 6/1/2020 put 9/1/2011 (Guaranty: Waste Management, Inc.)	BBB/NR	1,000,000	1,000,320
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,735,000	1,745,809
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,945,000	1,955,231
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AA+/Aa3	1,000,000	1,024,980
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	3,985,000	4,358,952
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/NR	500,000	503,175
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	895,000	895,501
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/NR	1,000,000	1,000,840
Washington Public Power Supply, 0% due 7/1/2011	AA/Aaa	1,000,000	998,280

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
WEST VIRGINIA — 0.23%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	$1,530,000	$1,568,372
WISCONSIN — 1.19%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/NR	1,000,000	1,002,790
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare)	A-/A3	2,170,000	2,133,978
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare)	A-/A3	5,000,000	4,946,050

TOTAL INVESTMENTS — 98.05% (Cost $ 667,226,576)			$665,508,222
OTHER ASSETS LESS LIABILITIES — 1.95%			13,203,387

NET ASSETS — 100.00%			$678,711,609

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

20    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $667,226,576) (Note 2)	$665,508,222
Cash	530,523
Receivable for investments sold	4,684,302
Receivable for fund shares sold	1,235,797
Interest receivable	9,466,115
Prepaid expenses and other assets	34,845

Total Assets	681,459,804

LIABILITIES
Payable for fund shares redeemed	1,449,755
Payable to investment advisor and other affiliates (Note 3)	473,415
Accounts payable and accrued expenses	84,943
Dividends payable	740,082

Total Liabilities	2,748,195

NET ASSETS	$678,711,609

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,236)
Net unrealized depreciation on investments	(1,718,354)
Accumulated net realized gain (loss)	(6,900,548)
Net capital paid in on shares of beneficial interest	687,335,747

$678,711,609

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($368,113,003 applicable to 28,339,734 shares of beneficial interest outstanding - Note 4)	$12.99
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.26

Class C Shares:
Net asset value and offering price per share * ($115,349,133 applicable to 8,868,943 shares of beneficial interest outstanding - Note 4)	$13.01

Class I Shares:
Net asset value, offering and redemption price per share ($195,249,473 applicable to 15,051,340 shares of beneficial interest outstanding - Note 4)	$12.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 1,717,404)	$16,305,395

EXPENSES:
Investment advisory fees (Note 3)	1,729,541
Administration fees (Note 3)
Class A Shares	242,332
Class C Shares	76,311
Class I Shares	50,863
Distribution and service fees (Note 3)
Class A Shares	484,665
Class C Shares	361,157
Transfer agent fees
Class A Shares	82,981
Class C Shares	30,591
Class I Shares	33,033
Registration and filing fees
Class A Shares	22,988
Class C Shares	14,418
Class I Shares	15,591
Custodian fees (Note 3)	66,380
Professional fees	21,638
Accounting fees	10,537
Trustee fees	8,517
Other expenses	29,069

Total Expenses	3,280,612
Less:
Expenses reimbursed by investment advisor (Note 3)	(50,673)
Fees paid indirectly (Note 3)	(908)

Net Expenses	3,229,031

Net Investment Income	13,076,364

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(404,923)
Net change in unrealized appreciation (depreciation) of investments	(35,639,572)

Net Realized and Unrealized Loss	(36,044,495)

Net Decrease in Net Assets Resulting from Operations	$(22,968,131)

See notes to financial statements.

22    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$13,076,364	$22,874,886
Net realized gain (loss) on investments	(404,923)	(1,218,528)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(35,639,572)	14,346,155

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,968,131)	36,002,513

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,015,656)	(13,616,758)
Class C Shares	(2,037,129)	(3,446,376)
Class I Shares	(4,023,579)	(5,811,752)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(22,131,419)	65,256,428
Class C Shares	(6,838,985)	45,484,026
Class I Shares	2,575,021	73,966,608

Net Increase (Decrease) in Net Assets	(62,439,878)	197,834,689
NET ASSETS:
Beginning of Period	741,151,487	543,316,798

End of Period	$678,711,609	$741,151,487

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$665,508,222	$—	$665,508,222	$—

Total Investments in Securities	$665,508,222	$—	$665,508,222	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor voluntarily or contractually reimbursed certain class specific expenses and administrative fees of $1,151 for Class A shares, and $49,522 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $3,438 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $14,309 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $908.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,021,268	$40,006,896	9,814,228	$131,038,400
Shares issued to shareholders in reinvestment of dividends	346,170	4,547,734	646,545	8,623,256
Shares repurchased	(5,085,062)	(66,686,049)	(5,551,397)	(74,405,228)

Net Increase (Decrease)	(1,717,624)	$(22,131,419)	4,909,376	$65,256,428

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,126,485	$14,966,345	4,194,765	$56,036,321
Shares issued to shareholders in reinvestment of dividends	101,148	1,330,665	166,872	2,229,614
Shares repurchased	(1,766,826)	(23,135,995)	(957,579)	(12,781,909)

Net Increase (Decrease)	(539,193)	$(6,838,985)	3,404,058	$45,484,026

Class I Shares
Shares sold	4,173,748	$55,043,138	7,702,918	$103,259,087
Shares issued to shareholders in reinvestment of dividends	202,042	2,654,031	314,775	4,195,091
Shares repurchased	(4,221,583)	(55,122,148)	(2,512,352)	(33,487,570)

Net Increase (Decrease)	154,207	$2,575,021	5,505,341	$73,966,608

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $67,126,524 and $68,159,693, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$667,226,576

Gross unrealized appreciation on a tax basis	$13,569,490
Gross unrealized depreciation on a tax basis	(15,287,844)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(1,718,354)

At March 31, 2011, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $1,203,893. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$11,597
2012	4,297,982
2013	39,577
2017	391,762
2018	533,767

$5,274,685

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Invest- ment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Invest- ment Operations	Dividends from Net Invest- ment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Invest- ment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.64	0.24	(0.65)	(0.41)	(0.24)	—	(0.24)	$12.99	3.62	(d)	0.95	(d)	0.95	(d)	0.95	(d)	(3.02)	9.65	$368,113
2010(c)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68		0.97		0.97		0.97		5.61	9.87	$409,844
2009(c)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26		0.98		0.98		0.98		12.12	15.15	$337,037
2008(c)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95		0.96		0.95		0.96		(1.33)	22.00	$311,435
2007(c)	$13.30	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$13.15	3.84		0.99		0.98		0.99		2.74	22.55	$333,800
2006(c)	$13.33	0.49	(0.03)	0.46	(0.49)	—	(0.49)	$13.30	3.74		0.99		0.99		1.00		3.57	18.95	$366,702
Class C Shares
2011(b)	$13.65	0.22	(0.64)	(0.42)	(0.22)	—	(0.22)	$13.01	3.34	(d)	1.23	(d)	1.23	(d)	1.31	(d)	(3.08)	9.65	$115,349
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39		1.24		1.24		1.73		5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99		1.24		1.24		1.76		11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67		1.25		1.24		1.75		(1.61)	22.00	$59,243
2007	$13.31	0.47	(0.15)	0.32	(0.47)	—	(0.47)	$13.16	3.59		1.24		1.24		1.78		2.48	22.55	$53,890
2006	$13.34	0.46	(0.03)	0.43	(0.46)	—	(0.46)	$13.31	3.49		1.24		1.24		1.78		3.31	18.95	$55,497
Class I Shares
2011(b)	$13.62	0.26	(0.65)	(0.39)	(0.26)	—	(0.26)	$12.97	3.96	(d)	0.62	(d)	0.62	(d)	0.62	(d)	(2.87)	9.65	$195,250
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99		0.65		0.65		0.65		5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59		0.66		0.66		0.68		12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28		0.64		0.63		0.64		(1.02)	22.00	$171,848
2007	$13.28	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$13.13	4.16		0.67		0.67		0.73		3.06	22.55	$125,890
2006	$13.31	0.54	(0.03)	0.51	(0.54)	—	(0.54)	$13.28	4.07		0.67		0.67		0.75		3.90	18.95	$89,589

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$969.80	$4.67
Hypothetical*	$1,000.00	$1,020.18	$4.79
Class C Shares
Actual	$1,000.00	$971.30	$6.06
Hypothetical*	$1,000.00	$1,018.79	$6.20
Class I Shares
Actual	$1,000.00	$969.20	$3.05
Hypothetical*	$1,000.00	$1,021.84	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.23%; I: 0.62%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    31

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    33

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH172

Important Information

The information presented on the following pages is current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

This page is not part of the Semi-Annual Report.    3

Important Information,

Continued

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

M2 – The amount of money in circulation in notes and coin plus noninterest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg Strategic Municipal Income Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report     5

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager

April 13, 2011

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares declined from $14.22 to $13.12 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 29.7 cents per share. If you reinvested your dividends, you received 30.0 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter of 2011, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities and by 81 basis points for 10-year maturities. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.

Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Recent legislation has created both positive and negative forces for performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to

6    Certified Semi-Annual Report

sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing Washington, DC. If any of the proposals gain real traction, we will gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25%. Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, and is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in most states, driven by growth in income tax and sales tax revenue. Revenues at the state and local level have seen moderate growth over the past six months, providing support for credit ratings and overall credit quality. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

Default rates have not spiked, as was forecast last year by some, though there’s little doubt that more defaults will occur, most likely in sectors tied to real estate development, retirement communities, and health care. Some cities, particularly in the Midwest, are experiencing population declines, which can undermine the tax base.

The Fed is still in super-stimulative mode, with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45%. The Taylor Rule is a formula guideline for evaluating the level of the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a portfolio of more than 130 municipal bonds from 31 states and territories. Your Fund is broadly diversified across sectors and 81% invested in bonds rated BBB and above by at least one of the major rating agencies. By Prospectus, we are permitted to allocate up to 50% of the portfolio to bonds that are below investment-grade in

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

quality at the time of purchase, but to date we have not chosen to exercise that option because we are often able to find attractive yields on bonds in the lower ranges of the investment grade spectrum.

The Class A shares of your Fund produced a total return of negative 5.51% at NAV over the six-month period ended March 31, 2011, compared to negative 4.24% for the BofA Merrill Lynch Municipal Master Index. The Fund’s overweight toward certain sectors such as charter schools and tax allocation districts explained this lag versus the index.

Thank you for investing in Thornburg Strategic Municipal Income Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 2.02%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	$500,000	$524,825
Pima County Industrial Development Authority Education Revenue, 6.25% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	815,000	817,095
University Medical Center Corp., 6.25% due 7/1/2029	BBB+/Baa1	100,000	101,727
University Medical Center Corp., 6.50% due 7/1/2039	BBB+/Baa1	275,000	279,169

CALIFORNIA — 16.57%

California Financial Authority Revenue, 8.50% due 11/1/2039 (Harbor Regulation Control)	NR/Baa1	1,000,000	1,070,840
California HFA, 6.25% due 2/1/2026 (Community Program; Insured: California Mortgage Insurance)	NR/NR	1,500,000	1,535,115
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	1,340,000	397,404
California State Public Works Board, 6.25% due 4/1/2034	BBB+/A2	100,000	100,562
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	865,150
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	2,425,000	775,952
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	516,460
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	829,110
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA+/Aa3	1,750,000	1,622,460
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A-/NR	650,000	615,875
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	429,875
M-S-R Energy Authority, 6.50% due 11/1/2039	A/NR	1,000,000	1,012,970
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	A-/NR	300,000	283,341
Oak Park USD GO, 0% due 8/1/2030 (Insured: AGM)	AA+/Aa3	500,000	143,285
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	1,220,000	361,352
Redwood City Redevelopment Agency Tax Allocation, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	642,474
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	BBB/A1	535,000	264,632
San Diego USD, 0% due 7/1/2035 (Election 2008)	AA/Aa1	1,700,000	338,266
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A1	825,000	367,076
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	238,790

Certified Semi-Annual Report     9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	$500,000	$499,555
San Jose Redevelopment Agency Tax, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A1	1,000,000	832,870
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA+/NR	100,000	102,636
Union Elementary School District, 0% due 9/1/2027 (Capital Appreciation - Election 1999; Insured: Natl-Re)	AA+/NR	905,000	310,677

COLORADO — 8.55%

Colorado Educational & Cultural Facilities Authority, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,600,000	1,635,616
Denver Convention Center, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	864,260
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	366,597
Denver Convention Center, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	466,080
E-470 Public Highway Authority Revenue, 0% due 9/1/2037 (Capital Appreciation)	BBB-/Baa2	1,000,000	127,200
E-470 Public Highway Authority Revenue, 0% due 9/1/2040 (Capital Appreciation)	BBB-/Baa2	2,000,000	201,860
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,100,000	1,079,276
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	223,855
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	384,760
Pinery West Metropolitan District No. 2, 4.50% due 12/1/2032 (Insured: Radian)	NR/NR	500,000	340,525
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue; Guaranty: BofA-Merrill Lynch & Co.)	A/A2	825,000	864,724
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase Revenue; Guaranty: BofA-Merrill Lynch & Co.)	A/A2	250,000	250,935
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	498,435

CONNECTICUT — 1.07%

Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	913,990

DISTRICT OF COLUMBIA — 0.62%

Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	1,500,000	527,085

FLORIDA — 5.11%

Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	343,876
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,000,000	1,897,780
Sarasota County Public Hospital Board, 3.269% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	1,000,000	895,890
St. John’s County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	230,000	197,151
Tampa Sports Authority Revenue, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,034,530

GEORGIA — 1.63%

Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/A1	500,000	524,310
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A+/Aa3	515,000	531,212
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A/A2	350,000	340,435

GUAM — 2.26%

Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	471,625
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	923,350
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	533,114

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HAWAII — 0.34%
Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	NR/Baa1	$300,000	$289,140

ILLINOIS — 8.98%

Broadview Tax Increment Revenue, 5.25% due 7/1/2012	NR/NR	515,000	515,134
Chicago Tax Increment, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	801,488
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	992,160
Cook County GO, 5.25% due 11/15/2033	AA/Aa2	1,000,000	974,110
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	302,722
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,000,000	951,790
Melrose Park Tax Increment Revenue, 6.75% due 12/15/2021 (Insured: Natl-Re)	NR/Baa1	410,000	454,407
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/A2	1,500,000	1,221,195
Railsplitter Tobacco Settlement Authority, 6.00% due 6/1/2028	A-/NR	1,000,000	966,660
Southwestern Illinois Development Authority, 5.50% due 8/15/2020 (Southwestern Illinois Health Facilities)	BBB/Baa2	500,000	498,155

INDIANA — 1.53%

Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	1,000,000	899,060
Indiana Power System Revenue, 5.50% due 1/1/2017 (Insured: AMBAC)	A+/A1	400,000	411,360

KANSAS — 0.79%

Wichita Multi-Family Housing, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	673,684

KENTUCKY — 2.28%

Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa1	365,000	196,906
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa1	2,490,000	1,245,847
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	507,280

LOUISIANA — 1.03%

Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	NR/Baa3	120,000	102,103
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	403,035
Orleans Parish School Board GO, 0% due 2/1/2015 (Insured: FGIC)	NR/NR	480,000	378,677

MASSACHUSETTS — 0.58%

Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	480,000	495,101

MICHIGAN — 8.03%

Detroit School District, 5.25% due 5/1/2027 (Insured: AGM)	AA+/Aa2	1,000,000	981,860
Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA)	NR/NR	270,000	271,882
Dickinson County Healthcare Systems, 5.80% due 11/1/2024	NR/Baa3	1,000,000	1,006,970
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	875,690
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	BBB-/NR	500,000	535,450
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,100,000	974,303
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	650,000	611,266
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A/A2	150,000	143,831
Michigan State Hospital Finance Authority Revenue, 5.75% due 11/15/2039	A/A1	1,000,000	917,530
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	313,344

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/ AMBAC)	NR/NR	$200,000	$229,214

MINNESOTA — 0.51%

St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	BBB+/A3	100,000	99,994
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	336,158

NEVADA — 0.61%

Mesquite Redevelopment Agency Tax Increment Revenue, 7.375% due 6/1/2024	A-/NR	500,000	520,200

NEW MEXICO — 1.85%

Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB-/Baa2	1,000,000	929,500
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	411,750
Santa Fe Educational Facilities, 5.50% due 3/1/2024 (St. John’s College)	NR/NR	265,000	238,418

NEW YORK — 2.34%

New York City Transitional Finance Authority, 0.18% due 8/1/2031 put 4/1/2011 (SPA: Landsbank Hessen) (daily demand notes)	AAA/Aaa	2,000,000	2,000,000

OHIO — 4.98%

Buckeye Tobacco Settlement Financing Authority, 6.50% due 6/1/2047	BB-/Baa3	590,000	430,907
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	445,000	443,807
Cleveland Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Insured: City Appropriations)	BBB-/NR	1,000,000	990,080
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy)	BBB-/Baa1	1,000,000	1,073,310
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa2	1,350,000	1,321,920

OREGON — 1.12%

Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	959,980

PENNSYLVANIA — 5.00%

Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BB+/NR	1,000,000	872,950
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	445,833
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	600,000	540,054
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	2,000,000	1,429,420
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	982,330

RHODE ISLAND — 0.83%

Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2022	AA/NR	315,000	336,968
Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2024	AA/NR	350,000	369,446

SOUTH DAKOTA — 0.87%

South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	740,250

TENNESSEE — 0.67%

Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BBB/Baa3	100,000	104,253
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	B/Ba3	500,000	470,580

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TEXAS — 12.45%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	$720,000	$590,141
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	615,000	422,001
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	1,135,000	1,031,851
Bexar County Housing Finance Corp. MFR, 5.80% due 1/1/2031 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	550,000	454,383
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038	BBB-/NR	1,000,000	1,102,350
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	100,249
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	504,490
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp Inc.)	BBB/NR	1,000,000	972,750
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A/A2	40,000	40,225
San Juan Higher Education Finance Authority Revenue, 6.70% due 8/15/2040 (Idea Public School)	BBB/NR	1,000,000	1,000,860
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company; Guaranty: Atlantic Richfield)	A/A2	1,000,000	1,149,290
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB/NR	100,000	97,643
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	895,000	876,124
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	155,000	141,208
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea
Public School; Insured: ACA)	BBB/NR	1,500,000	1,264,185
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	895,640

U.S. VIRGIN ISLANDS — 0.78%

Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	514,270
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	150,000	150,170

UTAH — 1.15%

Herriman Utah Special Assessment, 4.75% due 11/1/2022 (Towne Center Assessment Area)	A/NR	1,000,000	985,340

VIRGINIA — 2.50%

Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	1,000,000	989,250
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	635,553
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	508,400

WASHINGTON — 1.12%

Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	BBB+/A3	1,000,000	959,880

TOTAL INVESTMENTS — 98.17% (Cost $85,767,323)			$83,893,729
OTHER ASSETS LESS LIABILITIES — 1.83%			1,563,170

NET ASSETS — 100.00%			$85,456,899

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $85,767,323) (Note 2)	$83,893,729
Cash	299,715
Receivable for investments sold	45,000
Receivable for fund shares sold	291,973
Interest receivable	1,325,233
Prepaid expenses and other assets	43,545

Total Assets	85,899,195

LIABILITIES
Payable for fund shares redeemed	258,172
Payable to investment advisor and other affiliates (Note 3)	72,185
Accounts payable and accrued expenses	21,457
Dividends payable	90,482

Total Liabilities	442,296

NET ASSETS	$85,456,899

NET ASSETS CONSIST OF:
Net unrealized depreciation on investments	(1,873,594)
Accumulated net realized gain (loss)	84,020
Net capital paid in on shares of beneficial interest	87,246,473

$85,456,899

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($32,201,115 applicable to 2,454,237 shares of beneficial interest outstanding - Note 4)	$13.12
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.39

Class C Shares:
Net asset value and offering price per share * ($13,996,069 applicable to 1,065,615 shares of beneficial interest outstanding - Note 4)	$13.13

Class I Shares:
Net asset value, offering and redemption price per share ($39,259,715 applicable to 2,989,439 shares of beneficial interest outstanding - Note 4)	$13.13

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $69,934)	$2,389,606

EXPENSES:
Investment advisory fees (Note 3)	315,768
Administration fees (Note 3)
Class A Shares	18,693
Class C Shares	9,505
Class I Shares	9,772
Distribution and service fees (Note 3)
Class A Shares	37,386
Class C Shares	45,818
Transfer agent fees
Class A Shares	7,412
Class C Shares	4,554
Class I Shares	6,928
Registration and filing fees
Class A Shares	8,977
Class C Shares	8,947
Class I Shares	9,129
Custodian fees (Note 3)	23,970
Professional fees	17,522
Accounting fees	1,171
Trustee fees	1,060
Other expenses	8,421

Total Expenses	535,033
Less:
Expenses reimbursed by investment advisor (Note 3)	(37,366)
Fees paid indirectly (Note 3)	(631)

Net Expenses	497,036

Net Investment Income	1,892,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	84,736
Net change in unrealized appreciation (depreciation) of investments	(6,838,556)

Net Realized and Unrealized Loss	(6,753,820)

Net Decrease in Net Assets Resulting from Operations	$(4,861,250)

See notes to financial statements.

16    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,892,570	$2,268,325
Net realized gain (loss) on investments	84,736	377,353
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,838,556)	2,052,352

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,861,250)	4,698,030

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(663,811)	(779,270)
Class C Shares	(313,384)	(319,620)
Class I Shares	(912,349)	(1,169,435)
From realized gains
Class A Shares	(48,451)	(110,997)
Class C Shares	(26,448)	(40,025)
Class I Shares	(67,868)	(164,754)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	6,404,702	15,636,797
Class C Shares	28,238	11,167,420
Class I Shares	356,792	22,636,138

Net Increase (Decrease) in Net Assets	(103,829)	51,554,284

NET ASSETS:
Beginning of Period	85,560,728	34,006,444

End of Period	$85,456,899	$85,560,728

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$83,893,729	$—	$83,893,729	$—

Total Investments in Securities	$83,893,729	$—	$83,893,729	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $16,069 for Class A shares, $17,283 for Class C shares and $4,014 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $855 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,723 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $631.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	909,071	$12,194,636	1,292,244	$17,833,733
Shares issued to shareholders in reinvestment of dividends	41,389	554,323	53,595	735,252
Shares repurchased	(477,169)	(6,344,257)	(213,606)	(2,932,188)

Net Increase (Decrease)	473,291	$6,404,702	1,132,233	$15,636,797

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	360,655	$4,898,638	893,854	$12,358,292
Shares issued to shareholders in reinvestment of dividends	15,333	205,724	16,955	233,302
Shares repurchased	(382,561)	(5,076,124)	(104,152)	(1,424,174)

Net Increase (Decrease)	(6,573)	$28,238	806,657	$11,167,420

Class I Shares
Shares sold	1,004,053	$13,322,492	1,714,923	$23,915,174
Shares issued to shareholders in reinvestment of dividends	57,429	770,272	73,042	1,003,621
Shares repurchased	(1,033,247)	(13,735,972)	(165,161)	(2,282,657)

Net Increase (Decrease)	28,235	$356,792	1,622,804	$22,636,138

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $25,324,373 and $12,742,189, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$85,767,323

Gross unrealized appreciation on a tax basis	$1,514,592
Gross unrealized depreciation on a tax basis	(3,388,186)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(1,873,594)

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$14.22	0.30	(1.08)	(0.78)	(0.30)	(0.02)	(0.32)	$13.12	4.44	(d)	1.25	(d)	1.25	(d)	1.36	(d)	(5.51)	15.69	$32,201
2010(c)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(c)(e)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761

Class C Shares
2011(b)	$14.23	0.28	(1.08)	(0.80)	(0.28)	(0.02)	(0.30)	$13.13	4.12	(d)	1.55	(d)	1.55	(d)	1.78	(d)	(5.65)	15.69	$13,996
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(e)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(f)	18.58	14.37	$3,684

Class I Shares
2011(b)	$14.23	0.31	(1.07)	(0.76)	(0.32)	(0.02)	(0.34)	$13.13	4.68	(d)	0.99	(d)	0.98	(d)	1.01	(d)	(5.38)	15.69	$39,260
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(e)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on April 1, 2009.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding. See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$944.90	$6.06
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$943.50	$7.51
Hypothetical*	$1,000.00	$1,017.20	$7.79
Class I Shares
Actual	$1,000.00	$946.20	$4.77
Hypothetical*	$1,000.00	$1,020.03	$4.95

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

26    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1979

Important Information

The information presented on the following pages is current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Barclays Capital Municipal Bond Index – The Municipal Index covers the USD-denominated, investment-grade, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the

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Important Information, Continued

Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	1.94%	3.66%	3.68%	3.26%	4.66%
With sales charge	0.40%	3.15%	3.37%	3.10%	4.59%

30-DAY YIELDS, A SHARES

As of March 31, 2011

Annualized Distribution Yield	SEC Yield
2.75%	2.36%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2011

Number of Bonds	173
Effective Duration	3.9Yrs
Average Maturity	5.0Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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Thornburg California Limited Term Municipal Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 13, 2011

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares declined from $13.38 to $12.93 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 18.0 cents per share. If you reinvested your dividends, you received 18.1 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter of 2011, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.
Credit spreads on the California state general obligation (GO), a bellwether bond, have tightened in recent months to about 90 basis points, or 0.90%, indicating that investors’ confidence in the state’s credit has grown, despite a $19 billion current year budget deficit. The spread tightening may reflect positive news that has emerged from the office of the state controller for the period ended in March 2011 showing General Fund revenues were above budget by 1.5%, and that compared to this date in the prior year, revenues were up 7.8%. It appears that a slow, bumpy recovery is in progress, though parts of the state remain mired in sharply reduced home prices and excessive unemployment. We are still concerned that the governor and the legislature have been unable to agree on a plan to address California’s long-term challenges.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities and by 81 basis points for ten-year maturities. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.
Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Recent legislation has created both positive and negative forces for the performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing Washington, DC. If any of the proposals gain real traction, we will gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25%. Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, and is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in California, driven by growth in income tax and sales tax revenue. California’s revenues have increased by 16.8% in the fourth quarter of 2010 compared to the fourth quarter of 2009. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

The Fed is still in super-stimulative mode, with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45%. The Taylor Rule is a formula guideline for setting the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a laddered portfolio of more than 170 municipal bonds. Your Fund is broadly diversified across sectors and 83% invested in bonds rated A or above by at least one of the major rating agencies. We ladder the maturity dates of our bonds so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash-flow stream from maturing bonds to reinvest toward the top end of the ladder where yields are higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

8    Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of negative 2.02% at NAV for the six months ended March 31, 2011, compared to negative 0.96% for the Barclays Capital Five-Year Municipal Bond Index. The total return of the overall municipal bond market as measured by the Barclays Capital Municipal Index for the six months ended March 31, 2011 was negative 3.68%. This period included a negative 4.17% return in the fourth quarter of 2010, the worst of any quarter since 1994.

Rising interest rates were the primary driver of these negative returns. In addition, the Fund’s benchmark Barclays Capital Five-Year Municipal Bond Index consists of 4- to 6-year bonds only, while your Fund consists primarily of bonds ranging from 0 to 10 years and a few longer-term bonds. Since interest rates rose in the period, and longer-term bonds incur more price deterioration when rates rise, the index benefited relative to your Fund by having no exposure to 7- to 10-year bonds.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	NR/A3	$435,000	$441,273
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	NR/A3	455,000	465,110
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,830,000	2,081,094
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa1	1,150,000	1,239,585
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,325,162
Burbank Water & Power, 5.00% due 6/1/2015	AA-/A1	750,000	837,337
Burbank Water & Power, 5.00% due 6/1/2016	AA-/A1	500,000	564,720
Burbank Water & Power, 5.00% due 6/1/2017	AA-/A1	1,000,000	1,124,670
Burbank Water & Power, 5.00% due 6/1/2018	AA-/A1	360,000	402,289
Burbank Water & Power, 5.00% due 6/1/2020	AA-/A1	625,000	685,913
Calexico USD GO, 6.75% due 9/1/2017	A-/NR	3,060,000	3,391,367
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,608,823
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University;
Insured: Natl-Re)	NR/A2	2,025,000	1,253,819
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,462,542
California Health Facilities Financing, 4.00% due 2/1/2013 (Community Program; Insured: CA
Mtg Insurance)	NR/NR	1,665,000	1,713,185
California HFA, 5.00% due 11/15/2011 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,534,260
California HFA, 5.25% due 10/1/2013 (Providence Health)	AA/Aa2	650,000	710,008
California HFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,616,625
California HFA, 6.00% due 10/1/2018 (Providence Health)	AA/Aa2	1,000,000	1,172,660
California HFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: CA Mtg Insurance)	A-/NR	1,840,000	1,846,826
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West)	A/A2	2,000,000	2,144,700
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	2,300,000	682,111
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	1,021,180
California Housing Finance Agency, 9.875% due 2/1/2017	A/A3	1,345,000	1,371,053
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AA+/Aa3	980,000	992,671
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	984,640
California Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City
High School)	A-/NR	1,000,000	1,028,430
California Infrastructure & Economic Development Bank, 0.22% due 10/1/2023 put 4/1/2011
(J. Paul Getty Trust) (daily demand notes)	AAA/Aaa	800,000	800,000
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos;
Insured: ACA)	NR/NR	570,000	577,085
California Municipal Finance Authority, 1.625% due 2/1/2019 put 9/1/2011 (Waste
Management, Inc.)	BBB/NR	1,000,000	1,000,480
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,762,700
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric; Insured: Natl-Re) (AMT)	BBB+/A3	2,000,000	2,044,320
California PCR Solid Waste Disposal, 6.75% due 7/1/2011 (North County Recycling Center)
(ETM)	NR/Aaa	500,000	507,070
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services,
Inc.) (AMT)	BBB/Baa3	2,620,000	2,740,677

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	$2,000,000	$2,007,020
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013 pre-refunded 5/1/2012	AA-/Aa3	2,270,000	2,430,058
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,614,750
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,351,930
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC)	A-/A1	230,000	234,336
California State GO, 5.00% due 3/1/2017 (Insured: Syncora)	A-/A1	2,860,000	3,127,524
California State GO, 0.20% due 5/1/2034 put 4/1/2011 (Various Kindergarten; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	600,000	600,000
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	BBB+/Aa3	500,000	501,160
California State Public Works Board Lease, 5.25% due 12/1/2014	BBB+/A2	1,525,000	1,527,943
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	BBB+/A2	2,000,000	2,131,260
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	AA-/Aa2	1,000,000	1,094,690
California State Public Works Board Lease, 5.00% due 11/1/2016 (California State University)	BBB+/Aa3	1,000,000	1,068,180
California Statewide Community Development Authority, 5.25% due 8/1/2014 (East Campus Apartments; Insured: ACA)	NR/Baa1	1,715,000	1,759,316
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	750,000	805,267
California Statewide Community Development Authority, 5.00% due 5/15/2015 (Irvine LLC-UCI East Campus)	NR/Baa2	2,300,000	2,425,856
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	3,000,000	3,173,760
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools)	NR/NR	1,350,000	1,263,289
California Statewide Community Development Authority, 3.85% due 11/1/2029 put 6/1/2012 (Kaiser Credit Group)	A+/NR	975,000	1,008,676
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars- Sinai Center Hospital; Insured: Natl-Re)	BBB/A2	300,000	308,976
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	2,575,000	2,656,421
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	5,000,000	1,599,900
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,066,747
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	3,000,000	2,170,110
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,115,770
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: Natl-Re/FGIC)	A+/NR	830,000	856,411
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,089,420
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	535,705
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,281,420
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Election 2004-B; Insured: AMBAC)	AA-/Aa1	2,465,000	1,746,305
Chula Vista COP, 5.25% due 3/1/2020	A-/NR	1,300,000	1,325,818
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	775,770
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,159,499
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	990,640
Contra Costa Water District, 2.50% due 10/1/2013	AA+/NR	2,000,000	2,074,640
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA+/Aa2	1,595,000	1,222,376
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa1	1,815,000	1,929,291
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A/NR	1,085,000	1,074,334
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A/NR	1,135,000	1,102,982
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A/NR	1,195,000	1,132,920
Desert Sands USD COP, 5.25% due 3/1/2014	A+/A1	1,745,000	1,855,685
Desert Sands USD COP, 5.00% due 3/1/2017	A+/A1	1,500,000	1,578,615

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Escondido USD GO, 6.10% due 11/1/2011 (Insured: Natl-Re)	BBB/Baa1	$500,000	$502,235
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	A/A2	735,000	767,796
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	675,000	675,068
Inland Valley Development Agency, 5.25% due 4/1/2012	A/NR	1,490,000	1,520,828
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,052,920
Kings Canyon Joint USD GO, 5.375% due 8/1/2017 pre-refunded 8/1/2011 (Insured: Natl-Re)	AA-/NR	1,000,000	1,026,880
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AA+/NR	1,160,000	1,207,456
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AA+/NR	680,000	710,002
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A1	2,000,000	2,123,940
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A1	1,410,000	1,487,183
Los Angeles COP, 5.00% due 2/1/2012 (Insured: Natl-Re)	A+/A1	1,400,000	1,445,444
Los Angeles County Public Works Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	2,060,000	2,177,482
Los Angeles County Schools, 5.00% due 6/1/2016 (Insured: Natl-Re)	BBB/Baa1	1,000,000	1,026,010
Los Angeles County Schools, 5.00% due 6/1/2017 (Insured: Natl-Re)	BBB/Baa1	1,010,000	1,017,393
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport)	AA/Aa3	2,000,000	2,206,120
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: Natl-Re)	AA-/Aa3	3,000,000	3,036,540
Los Angeles Department of Water & Power, 0.20% due 7/1/2035 put 4/1/2011 (Insured: U.S. Bank) (daily demand notes)	AA/Aa2	900,000	900,000
Los Angeles Municipal Improvement Corporation, 5.00% due 11/1/2017 (Capital Equipment)	A+/A2	3,235,000	3,459,703
Los Angeles Solid Waste, 4.00% due 2/1/2012	AA/Aa2	850,000	874,947
Los Angeles USD COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A+/A1	1,500,000	1,592,475
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	2,000,000	2,110,560
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA-/Aa2	2,500,000	2,640,975
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	A-/NR	1,190,000	1,132,428
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa1	2,000,000	2,017,700
Mojave USD COP, 0% due 9/1/2017 (Insured: AGM)	AA+/NR	1,045,000	795,851
Mojave USD COP, 0% due 9/1/2018 (Insured: AGM)	AA+/NR	1,095,000	766,128
Monterey County COP, 5.00% due 8/1/2014 (Refinancing Project; Insured: AGM)	AA+/Aa3	2,000,000	2,149,260
Northern California Power Agency, 4.00% due 7/1/2015	A/A2	500,000	522,130
Northern California Power Agency, 5.00% due 7/1/2016	A/A2	500,000	556,955
Northern California Power Agency, 5.00% due 7/1/2018	A/A2	1,250,000	1,383,925
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	NR/NR	2,340,000	2,503,894
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	BBB/Baa1	625,000	647,913
Orange County Public Finance Authority, 5.375% due 6/1/2015 (Juvenile Justice Center; Insured: AMBAC)	A+/Aa3	1,000,000	1,051,010
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: Natl-Re/FGIC)	A+/NR	1,000,000	1,064,790
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	A-/NR	2,115,000	2,195,158
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa3	2,000,000	1,280,180
Pittsburg Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Los Medanos Community Development Project; Insured: Natl-Re)	A+/Baa1	1,205,000	1,126,603
Port Oakland, 5.75% due 11/1/2012 (Port, Airport & Marina Improvements; Insured: Natl-Re/ FGIC) (AMT)	A/A2	2,160,000	2,166,890
Port Oakland, 5.75% due 11/1/2014 (Insured: Natl-Re/FGIC) (AMT)	A/A2	745,000	746,654
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	2,500,000	2,632,975
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013 (Lease & Gas Tax)	A/NR	300,000	300,327
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,062,955
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,051,898
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,040,004
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,035,615
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Baa1	1,040,000	1,010,277
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	AA-/A1	1,000,000	1,050,030
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A/A2	1,000,000	1,012,930
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	BBB/Baa1	3,385,000	2,866,520

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble)	A+/A1	$1,100,000	$1,210,418
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble)	A+/A1	625,000	676,731
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	3,000,000	2,961,540
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	192,122
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	211,695
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	313,662
San Bernardino County Multi-Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	NR/Aaa	3,100,000	3,174,555
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA+/Aa3	1,375,000	1,408,632
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,218,908
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA/Aa1	1,390,000	1,514,433
San Francisco City & County Airports Commission, 5.25% due 5/1/2013 pre-refunded 5/1/11 (Insured: Natl-Re)	BBB/A1	425,000	426,743
San Francisco City & County Airports Commission, 5.25% due 5/1/2013 put 5/1/2011 (Insured: Natl-Re)	A/A1	630,000	632,583
San Francisco City & County Airports Commission, 5.25% due 5/1/2016 (Insured: Syncora)	A/A1	1,500,000	1,581,660
San Francisco City & County Redevelopment Agency, 0% due 7/1/2011 (George R. Moscone; Insured: Natl-Re)	AA-/Aa3	1,200,000	1,197,036
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone)	AA-/Aa3	1,200,000	1,148,736
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,028,140
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa2	5,000,000	3,284,700
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: Natl-Re)	BBB+/A2	1,000,000	1,022,160
San Jose Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Insured: Natl-Re)	BBB+/A2	1,200,000	1,116,708
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	2,000,000	2,102,240
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,000,240
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (Capital Appreciation- Election of 2000-B; Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,317,220
Santa Ana USD GO, 0% due 8/1/2020 (Election of 1999; Insured: Natl-Re/FGIC)	A+/NR	2,035,000	1,242,347
Santa Barbara County, 5.25% due 12/1/2014 (Insured: AMBAC)	AA+/Aa3	1,145,000	1,199,342
Santa Clara County Financing Authority, 5.00% due 5/15/2012 (Multiple Facilities Projects)	AA/Aa2	1,000,000	1,044,760
Santa Margarita/Dana Point Authority, 7.25% due 8/1/2013 (Improvement Districts 3-3A, 4-4A; Insured: Natl-Re)	BBB/Baa1	2,000,000	2,188,060
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	470,000	478,474
Solano County COP, 5.00% due 11/15/2013	AA-/A1	1,780,000	1,906,362
Solano County COP, 5.00% due 11/15/2016	AA-/A1	1,000,000	1,075,970
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,060,000	1,122,445
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	1,000,000	1,037,320
Southern California Public Power Authority, 6.75% due 7/1/2012 (Multiple Projects; Insured: AGM)	AA+/Aa3	2,315,000	2,483,486
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	350,000	384,790
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	250,000	274,900
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,249,740
Torrance Hospital Revenue, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A+/A2	2,600,000	2,640,248
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community Facilities District No. 87)	BBB/Baa1	590,000	591,882
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A1	500,000	544,085
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	1,690,000	1,836,912
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A1	1,125,000	1,210,815
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A1	1,000,000	1,057,820

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment Project Area)	A/NR	$935,000	$880,115
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	1,000,000	910,900
University of California, 4.00% due 5/15/2017 (Limited Project)	AA-/Aa2	1,250,000	1,346,150
Upper Lake Union High School District GO, 0% due 8/1/2020 (Capital Appreciation; Insured: Natl-Re)	NR/Baa1	1,050,000	578,970
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	445,000	492,771
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	A/NR	725,000	758,234
Washington USD Yolo County, 5.00% due 8/1/2021 (New High School; Insured: AMBAC)	A/NR	910,000	898,598
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	700,000	700,665

TOTAL INVESTMENTS — 97.84% (Cost $240,346,196)			$241,519,135
OTHER ASSETS LESS LIABILITIES — 2.16%			5,341,951

NET ASSETS — 100.00%			$246,861,086

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $240,346,196) (Note 2)	$241,519,135
Cash	231,732
Receivable for fund shares sold	2,743,898
Interest receivable	3,069,517
Prepaid expenses and other assets	845

Total Assets	247,565,127

LIABILITIES
Payable for fund shares redeemed	270,923
Payable to investment advisor and other affiliates (Note 3)	167,307
Accounts payable and accrued expenses	31,327
Dividends payable	234,484

Total Liabilities	704,041

NET ASSETS	$246,861,086

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	1,172,939
Accumulated net realized gain (loss)	(123,870)
Net capital paid in on shares of beneficial interest	245,812,017

$246,861,086

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($118,019,963 applicable to 9,126,995 shares of beneficial interest outstanding - Note 4)	$12.93
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.13

Class C Shares:
Net asset value and offering price per share * ($40,477,809 applicable to 3,127,698 shares of beneficial interest outstanding - Note 4)	$12.94

Class I Shares:
Net asset value, offering and redemption price per share ($88,363,314 applicable to 6,826,990 shares of beneficial interest outstanding - Note 4)	$12.94

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $984,087)	$4,524,056

EXPENSES:
Investment advisory fees (Note 3)	608,540
Administration fees (Note 3)
Class A Shares	72,559
Class C Shares	25,864
Class I Shares	21,485
Distribution and service fees (Note 3)
Class A Shares	145,118
Class C Shares	102,358
Transfer agent fees
Class A Shares	17,112
Class C Shares	9,933
Class I Shares	8,333
Registration and filing fees
Class A Shares	19
Class C Shares	19
Class I Shares	19
Custodian fees (Note 3)	34,131
Professional fees	12,717
Accounting fees	3,338
Trustee fees	2,798
Other expenses	11,375

Total Expenses	1,075,718
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,580)
Fees paid indirectly (Note 3)	(822)

Net Expenses	1,073,316

Net Investment Income	3,450,740

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	99,622
Net change in unrealized appreciation (depreciation) of investments	(8,560,527)

Net Realized and Unrealized Loss	(8,460,905)

Net Decrease in Net Assets Resulting from Operations	$(5,010,165)

See notes to financial statements.

16    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,450,740	$5,633,467
Net realized gain (loss) on investments	99,622	68,938
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(8,560,527)	4,863,894

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,010,165)	10,566,299

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,602,337)	(2,846,029)
Class C Shares	(517,298)	(895,557)
Class I Shares	(1,331,105)	(1,891,881)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,201,337	32,843,700
Class C Shares	(107,708)	15,149,787
Class I Shares	12,428,210	36,228,843

Net Increase in Net Assets	11,060,934	89,155,162

NET ASSETS:
Beginning of Period	235,800,152	146,644,990

End of Period	$246,861,086	$235,800,152

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$241,519,135	$—	$241,519,135	$—

Total Investments in Securities	$241,519,135	$—	$241,519,135	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,580 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $779 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,769 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $822.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,502,091	$19,687,565	3,682,819	$48,257,610
Shares issued to shareholders in reinvestment of dividends	70,622	922,835	120,579	1,584,678
Shares repurchased	(1,023,803)	(13,409,063)	(1,296,692)	(16,998,588)

Net Increase (Decrease)	548,910	$7,201,337	2,506,706	$32,843,700

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	467,159	$6,139,234	1,487,118	$19,552,458
Shares issued to shareholders in reinvestment of dividends	25,207	329,778	45,232	595,327
Shares repurchased	(502,890)	(6,576,720)	(379,476)	(4,997,998)

Net Increase (Decrease)	(10,524)	$(107,708)	1,152,874	$15,149,787

Class I Shares
Shares sold	2,185,624	$28,738,444	3,723,169	$49,022,751
Shares issued to shareholders in reinvestment of dividends	52,831	690,898	80,780	1,063,454
Shares repurchased	(1,304,187)	(17,001,132)	(1,055,277)	(13,857,362)

Net Increase (Decrease)	934,268	$12,428,210	2,748,672	$36,228,843

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $41,686,677 and $8,083,742, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$240,346,196

Gross unrealized appreciation on a tax basis	$3,951,573
Gross unrealized depreciation on a tax basis	(2,778,634)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,172,939

At March 31, 2011, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $15,578. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses of $207,914, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.38	0.18	(0.45)	(0.27)	(0.18)	—	(0.18)	$12.93	2.76	(d)	0.96	(d)	0.96	(d)	0.96	(d)	(2.02)	3.52	$118,020
2010(c)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94		0.97		0.97		0.97		5.29	13.69	$114,813
2009(c)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48		0.98		0.98		0.99		8.50	44.06	$79,455
2008(c)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32		1.00		0.98		1.00		1.42	34.88	$66,023
2007(c)	$12.77	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$12.73	3.37		0.99		0.99		1.01		3.10	22.71	$67,183
2006(c)	$12.79	0.40	(0.02)	0.38	(0.40)	—	(0.40)	$12.77	3.17		0.92		0.87		1.01		3.06	25.77	$80,589

Class C Shares
2011(b)	$13.40	0.16	(0.46)	(0.30)	(0.16)	—	(0.16)	$12.94	2.50	(d)	1.21	(d)	1.21	(d)	1.22	(d)	(2.22)	3.52	$40,478
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67		1.23		1.23		1.74		5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23		1.24		1.24		1.76		8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06		1.26		1.24		1.78		1.16	34.88	$15,963
2007	$12.78	0.40	(0.04)	0.36	(0.40)	—	(0.40)	$12.74	3.13		1.24		1.23		1.79		2.85	22.71	$14,449
2006	$12.80	0.37	(0.02)	0.35	(0.37)	—	(0.37)	$12.78	2.92		1.18		1.13		1.83		2.80	25.77	$16,801

Class I Shares
2011(b)	$13.40	0.20	(0.46)	(0.26)	(0.20)	—	(0.20)	$12.94	3.10	(d)	0.62	(d)	0.62	(d)	0.62	(d)	(1.93)	3.52	$88,363
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27		0.63		0.63		0.63		5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81		0.65		0.65		0.65		8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66		0.65		0.63		0.65		1.77	34.88	$41,814
2007	$12.78	0.47	(0.04)	0.43	(0.47)	—	(0.47)	$12.74	3.71		0.66		0.65		0.68		3.44	22.71	$31,918
2006	$12.80	0.44	(0.02)	0.42	(0.44)	—	(0.44)	$12.78	3.50		0.66		0.55		0.71		3.39	25.77	$28,334

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$979.80	$4.72
Hypothetical*	$1,000.00	$1,020.16	$4.82
Class C Shares
Actual	$1,000.00	$977.80	$5.98
Hypothetical*	$1,000.00	$1,018.89	$6.10
Class I Shares
Actual	$1,000.00	$980.70	$3.07
Hypothetical*	$1,000.00	$1,021.83	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; C: 1.21%; I: 0.62%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

26    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    27

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from standard and poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

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Important Information,

Continued

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	1.60%	3.78%	3.82%	3.73%	4.80%
With sales charge	-0.40%	3.08%	3.39%	3.52%	4.69%

30-DAY YIELDS, A SHARES

As of March 31, 2011

Annualized Distribution Yield	SEC Yield
3.18%	2.40%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2011

Number of Bonds	123
Effective Duration	5.5 Yrs
Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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Thornburg New Mexico Intermediate Municipal Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 13, 2011

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares declined from $13.78 to $13.23 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 21.8 cents per share. If you reinvested your dividends, you received 21.9 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses.

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities, by 81 basis points for 10-year maturities, and by 86 basis points for 20-year maturities. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.

Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Recent legislation has created both positive and negative forces for performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

Washington, DC. If any of the proposals gain real traction, we’ll gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25%. Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, and is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in most states, driven by growth in income tax and sales tax revenue. Revenues in New Mexico grew 17.7% in the fourth quarter of 2010 versus the fourth quarter of 2009. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

New Mexico in particular, while under fiscal stress, is in relatively good condition compared with many other states. The new $5.4 billion budget signed into law for fiscal year 2011-2012 managed to cut spending and avoid a tax hike. The fiscal year 2011 ending balance was about $235 million, or 4.5% of recurring appropriations. One challenge is that the state’s two employee pension funds are substantially underfunded, at 66% for one and 78% for the other.

The Fed is still in super-stimulative mode, with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45%. The Taylor Rule is a formula guideline for evaluating the level of the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a laddered portfolio of more than 120 municipal bonds. Your Fund is broadly diversified across sectors and 89% invested in bonds rated A or above by at least one of the major rating agencies. We ladder the maturity dates of our bonds so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash-flow stream from maturing bonds to reinvest toward the top end of the

As of 3/31/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

8    Certified Semi-Annual Report

ladder where yields are higher. The chart on the previous page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of negative 2.33% at NAV for the six months ended March 31, 2011, compared to negative 2.96% for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. The main contributor to the difference in performance is that the duration of the index is longer at 6.9 years, compared to an effective duration of about 5.5 years for your Fund. Duration is a measure of a fund’s sensitivity to changes in interest rates. The total return of the overall municipal bond market as measured by the BofA Merrill Lynch Municipal Master Index in the six-month period ended March 31, 2011, was negative 4.24%.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	$4,000,000	$4,297,760
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	AA+/Aa2	1,775,000	1,704,692
Albuquerque GRT, 0% due 7/1/2012 (Insured: AGM)	AA+/Aa2	225,000	215,474
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,459,327
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,267,150
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	1,000,000	1,034,540
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	2,140,000	2,199,963
Albuquerque Municipal School District GO, 5.00% due 8/1/2015	AA/Aa1	655,000	657,371
Bernalillo County GRT, 5.25% due 10/1/2012	AAA/Aa2	1,000,000	1,068,010
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	AA/Aa2	3,000,000	3,299,700
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	AAA/Aa2	3,170,000	3,608,665
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	AAA/Aa2	1,275,000	1,442,395
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	AAA/Aa2	3,850,000	4,308,843
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AAA/Aa1	1,520,000	1,687,246
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AAA/Aa1	1,000,000	1,105,200
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AAA/Aa1	1,420,000	1,495,729
Colfax County GRT, 5.00% due 9/1/2019	A-/NR	930,000	962,048
Colfax County GRT, 5.50% due 9/1/2029	A-/NR	2,510,000	2,535,125
Dona Ana County Pilot Revenue, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A-/NR	460,000	504,997
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,094,833
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	586,473
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	658,758
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,860,990
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB-/Baa2	4,000,000	3,718,000
Farmington PCR, 4.00% due 6/1/2032 put 8/1/2012 (El Paso Electric Co.; Insured: Natl-Re/FGIC)	BBB/NR	2,000,000	2,009,200
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: AGM)	AA+/Aa3	6,095,000	6,126,999
Gallup PCR Tri-State Generation, 5.00% due 8/15/2011 (Insured: AMBAC)	A/A3	500,000	505,220
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	A/A3	3,345,000	3,454,482
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/A3	2,110,000	2,203,093
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/A3	3,540,000	3,622,482
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa1	1,565,000	1,667,257
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa1	1,655,000	1,756,286
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa1	1,745,000	1,838,008
Guam Government Ltd. Obligation Revenue, 5.375% due 12/1/2024	BBB-/NR	2,000,000	1,924,920
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2021	NR/Aa3	730,000	800,372
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2022	NR/Aa3	765,000	829,229
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2023	NR/Aa3	800,000	855,960
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2024	NR/Aa3	840,000	890,509
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2030	NR/Aa3	3,000,000	3,037,230
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2037	NR/Aa3	5,000,000	4,822,900

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	AA+/Aa3	$1,000,000	$1,166,860
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	AA+/Aa3	1,000,000	1,094,650
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	AA+/Aa3	3,000,000	3,281,130
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	AA+/Aa3	1,000,000	1,087,010
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AA+/Aa3	1,265,000	1,374,321
Los Alamos Public School District, 2.00% due 8/1/2011 (State Aid Withholding)	NR/Aa1	2,150,000	2,160,814
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Insured: Fitch) (AMT)	NR/Aaa	2,000,000	2,103,020
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019	AAA/Aaa	1,000,000	1,091,170
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022	AAA/Aaa	3,000,000	3,167,910
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	NR/Aa3	2,280,000	2,465,182
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	AA+/Aa1	2,660,000	2,869,661
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,106,260
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	NR/Aa3	2,360,000	2,621,158
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	NR/Aa3	2,915,000	3,147,063
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	NR/Aa3	1,215,000	1,297,535
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	AA+/Aa1	365,000	392,835
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	AA-/Aa3	1,300,000	1,363,232
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	AA-/Aa3	7,000,000	7,230,090
New Mexico Highway Commission Senior Sub Lien Tax, 5.50% due 6/15/2014 pre-refunded 6/15/2011	AAA/Aa1	2,000,000	2,021,340
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Services)	AA-/Aa3	3,205,000	3,295,157
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,944,918
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,124,230
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,332,213
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA-/Aa3	6,000,000	6,494,160
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,134,380
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA-/Aa3	3,000,000	2,679,300
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	905,000	792,137
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,376,003
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	NR/Aaa	1,910,000	1,928,642
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	AAA/NR	130,000	134,424
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,140,000	1,160,965
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,555,000	1,605,911
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	2,495,000	2,504,531
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,390,000	1,409,349
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	AAA/NR	915,000	925,641
New Mexico Mtg Finance Authority, 1.75% due 9/1/2012 (Villa Alegre; Insured: FHA)	AAA/NR	1,000,000	1,006,900
New Mexico Severance Tax, 4.00% due 7/1/2016 pre-refunded 7/1/2012	AA/Aa1	500,000	522,100
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AA+/Aa2	1,000,000	1,080,980
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa2	955,000	1,049,535
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA-/Aa2	555,000	614,779
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,046,140
Rio Rancho Public School District GO, 3.00% due 8/1/2012 (State Aid Withholding)	NR/Aa1	1,240,000	1,278,043
Rio Rancho Public School District GO, 4.00% due 8/1/2013 (State Aid Withholding)	NR/Aa1	1,210,000	1,292,135

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rio Rancho Public School District GO, 4.00% due 8/1/2014 (State Aid Withholding)	NR/Aa1	$1,715,000	$1,856,487
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	NR/Aa3	400,000	419,032
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	NR/Aa3	1,725,000	1,763,002
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/Aa3	1,225,000	1,343,323
Sandoval County Incentive Payment, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	1,000,000	1,024,420
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,682,087
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,420,000	1,487,521
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,370,204
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	939,000	939,469
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,830,633
Santa Fe County, 5.625% due 5/15/2025 (El Castillo Retirement)	BBB-/NR	1,250,000	1,098,300
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,665,000	1,531,733
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	960,000	861,523
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	874,439
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AA+/Aa3	1,000,000	1,095,620
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AA+/Aa3	1,520,000	1,700,622
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa1	1,400,000	1,456,826
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa1	1,535,000	1,588,126
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	BBB+/NR	870,000	870,548
Santa Fe GRT, 5.25% due 6/1/2014 pre-refunded 6/1/2012 (Insured: AMBAC)	AA+/Aa3	1,025,000	1,082,379
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/A3	1,500,000	1,592,355
University of New Mexico, 5.25% due 6/1/2013	AA/Aa2	665,000	697,658
University of New Mexico, 5.25% due 6/1/2014	AA/Aa2	335,000	350,809
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	AA/Aa2	1,590,000	1,788,416
University of New Mexico, 5.25% due 6/1/2015	AA/Aa2	1,195,000	1,287,362
University of New Mexico, 5.25% due 6/1/2016	AA/Aa2	645,000	674,051
University of New Mexico, 5.25% due 6/1/2017	AA/Aa2	1,730,000	1,807,919
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,825,000	1,903,292
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,200,000	1,292,748
University of New Mexico, 5.25% due 6/1/2021	AA/Aa2	1,000,000	1,041,060
University of New Mexico, 6.00% due 6/1/2021	AA/Aa2	610,000	709,448
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: AGM/FHA)	AA+/Aa3	2,920,000	3,135,992
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: AGM/FHA)	AA+/Aa3	2,000,000	2,119,700
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: AGM/FHA)	AA+/Aa3	2,000,000	2,098,200
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: AGM/FHA)	AA+/Aa3	3,000,000	3,119,160
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: AGM/FHA)	AA+/Aa3	3,000,000	3,111,720
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: AGM/FHA)	AA+/Aa3	2,310,000	2,382,442
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured: AGM/FHA)	AA+/Aa3	500,000	514,680
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	1,851,420
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,583,875

TOTAL INVESTMENTS — 97.91% (Cost $222,046,964)			$226,829,851
OTHER ASSETS LESS LIABILITIES — 2.09%			4,852,307

NET ASSETS — 100.00%			$231,682,158

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $222,046,964) (Note 2)	$226,829,851
Cash	1,916,877
Receivable for investments sold	170,000
Receivable for fund shares sold	89,960
Interest receivable	3,330,639
Prepaid expenses and other assets	1,390

Total Assets	232,338,717

LIABILITIES
Payable for fund shares redeemed	295,932
Payable to investment advisor and other affiliates (Note 3)	170,682
Accounts payable and accrued expenses	29,701
Dividends payable	160,244

Total Liabilities	656,559

NET ASSETS	$231,682,158

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	4,782,887
Accumulated net realized gain (loss)	63,855
Net capital paid in on shares of beneficial interest	226,861,240

$231,682,158

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($182,852,114 applicable to 13,822,584 shares of beneficial interest outstanding - Note 4)	$13.23
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.50

Class D Shares:
Net asset value, offering and redemption price per share ($22,577,383 applicable to 1,705,990 shares of beneficial interest outstanding - Note 4)	$13.23

Class I Shares:
Net asset value, offering and redemption price per share ($26,252,661 applicable to 1,985,472 shares of beneficial interest outstanding - Note 4)	$13.22

See notes to financial statements.

14    Certified Semi-Annual Report

SCHEDULE OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $670,637)	$5,072,362

EXPENSES:
Investment advisory fees (Note 3)	602,315
Administration fees (Note 3)
Class A Shares	119,673
Class D Shares	14,639
Class I Shares	6,507
Distribution and service fees (Note 3)
Class A Shares	239,347
Class D Shares	59,520
Transfer agent fees
Class A Shares	26,778
Class D Shares	5,341
Class I Shares	1,188
Registration and filing fees
Class A Shares	258
Class D Shares	257
Class I Shares	256
Custodian fees (Note 3)	30,878
Professional fees	12,580
Accounting fees	3,121
Trustee fees	3,076
Other expenses	10,145

Total Expenses	1,135,879
Less:
Expenses reimbursed by investment advisor (Note 3)	(789)
Fees paid indirectly (Note 3)	(1,334)

Net Expenses	1,133,756

Net Investment Income	3,938,606

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	291,620
Net change in unrealized appreciation (depreciation) of investments	(10,190,224)

Net Realized and Unrealized Loss	(9,898,604)

Net Decrease in Net Assets Resulting from Operations	$(5,959,998)

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,938,606	$7,701,095
Net realized gain (loss) on investments	291,620	290,642
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(10,190,224)	2,643,615

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,959,998)	10,635,352

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,119,486)	(6,116,479)
Class D Shares	(350,034)	(587,742)
Class I Shares	(469,086)	(996,874)
From realized gains
Class A Shares	(168,225)	—
Class D Shares	(20,580)	—
Class I Shares	(22,438)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(11,957,962)	12,659,410
Class D Shares	(506,509)	6,475,741
Class I Shares	347,195	(909,152)

Net Increase (Decrease) in Net Assets	(22,227,123)	21,160,256

NET ASSETS:
Beginning of Period	253,909,281	232,749,025

End of Period	$231,682,158	$253,909,281

*	Unaudited

See notes to financial statements.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$226,829,851	$—	$226,829,851	$—

Total Investments in Securities	$226,829,851	$—	$226,829,851	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $789 for Class D Shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $594 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $1,334.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	535,424	$7,186,897	2,128,410	$28,865,038
Shares issued to shareholders in reinvestment of dividends	170,489	2,275,852	279,226	3,785,910
Shares repurchased	(1,607,473)	(21,420,711)	(1,475,832)	(19,991,538)

Net Increase (Decrease)	(901,560)	$(11,957,962)	931,804	$12,659,410

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class D Shares
Shares sold	181,711	$2,455,923	695,376	$9,431,570
Shares issued to shareholders inreinvestment of dividends	23,126	308,845	33,430	453,643
Shares repurchased	(244,932)	(3,271,277)	(251,759)	(3,409,472)

Net Increase (Decrease)	(40,095)	$(506,509)	477,047	$6,475,741

Class I Shares
Shares sold	69,614	$922,338	857,456	$11,590,412
Shares issued to shareholders inreinvestment of dividends	27,807	371,138	53,486	724,088
Shares repurchased	(70,379)	(946,281)	(972,175)	(13,223,652)

Net Increase (Decrease)	27,042	$347,195	(61,233)	$(909,152)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $10,795,535 and $22,627,634, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$222,046,964

Gross unrealized appreciation on a tax basis	$6,984,087
Gross unrealized depreciation on a tax basis	(2,201,199)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,782,888

At March 31, 2011, the Fund had $16,522 in tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

20    Certified Semi-Annual Report

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Realized Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.78	0.22	(0.54)	(0.32)	(0.22)	(0.01)	(0.23)	$13.23	3.26	(d)	0.95	(d)	0.95	(d)	0.95	(d)	(2.33)	4.56	$182,852
2010(c)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38	7.70	$202,870
2009(c)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79	14.12	$187,940
2008(c)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		— (e)	13.48	$163,928
2007(c)	$13.20	0.47	(0.10)	0.37	(0.47)	—	(0.47)	$13.10	3.55		0.98		0.97		0.98		2.82	17.38	$169,130
2006(c)	$13.22	0.45	(0.02)	0.43	(0.45)	—	(0.45)	$13.20	3.41		0.99		0.98		0.99		3.31	11.59	$196,163
Class D Shares
2011(b)	$13.78	0.20	(0.54)	(0.34)	(0.20)	(0.01)	(0.21)	$13.23	2.99	(d)	1.22	(d)	1.22	(d)	1.23	(d)	(2.46)	4.56	$22,577
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11	7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50	14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)	13.48	$15,525
2007	$13.21	0.43	(0.10)	0.33	(0.43)	—	(0.43)	$13.11	3.30		1.23		1.23		1.77		2.57	17.38	$13,524
2006	$13.23	0.41	(0.02)	0.39	(0.41)	—	(0.41)	$13.21	3.15		1.24		1.24		1.82		3.04	11.59	$14,113
Class I Shares
2011(b)	$13.77	0.24	(0.54)	(0.30)	(0.24)	(0.01)	(0.25)	$13.22	3.60	(d)	0.61	(d)	0.61	(d)	0.61	(d)	(2.17)	4.56	$26,253
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74	7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18	14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26	13.48	$23,728
2007(f)	$13.10	0.34	—	0.34	(0.34)	—	(0.34)	$13.10	3.95	(d)	0.63	(d)	0.62	(d)	0.63	(d)	2.64	17.38	$19,427

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Total return figure was less than 0.01%.
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$976.70	$4.69
Hypothetical*	$1,000.00	$1,020.19	$4.79
Class D Shares
Actual	$1,000.00	$975.40	$6.02
Hypothetical*	$1,000.00	$1,018.83	$6.16
Class I Shares
Actual	$1,000.00	$978.30	$3.01
Hypothetical*	$1,000.00	$1,021.89	$3.07

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; D: 1.22%; I: 0.61%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    25

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

26    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    27

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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30    This page is not part of the Semi-Annual Report.

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Waste not, Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH178

Important Information

The information presented on the following pages is current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Capacity Utilization – The extent to which an enterprise or a nation actually uses its installed productive capacity. Capacity utilization reflects overall growth and demand in the economy, rising when the economy is vibrant, and falling when demand softens. High capacity utilization also exerts inflationary pressures as scarce resources are in higher demand. However, it may also lead to new capital investments, such as new plants, that promote growth in the future.

This page is not part of the Semi-Annual Report.     3

Important Information,

Continued

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Taylor Rule – A monetary-policy formula that provides an indication of how much the central bank would or should change the nominal interest rate in response to divergences of actual inflation rates from target inflation rates and of actual Gross Domestic Product (GDP) from potential GDP. It was first proposed by the U.S. economist John B. Taylor in 1993. The Federal Reserve Board may not use the Taylor Rule in setting monetary policy.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.07% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 0.99%.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	1.91%	3.66%	3.69%	3.51%	4.03%
With sales charge	-0.09%	2.96%	3.27%	3.30%	3.87%

30-DAY YIELDS, A SHARES

As of March 31, 2011

Annualized Distribution Yield	SEC Yield
3.23%	2.80%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 2.74% and the Annualized Distribution Yield would have been 3.17%.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2011

Number of Bonds	45
Effective Duration	5.9 Yrs
Average Maturity	9.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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Thornburg New York Intermediate Municipal Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 13, 2011

Dear Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares declined from $12.82 to $12.30 during the six months ended March 31, 2011. If you were invested with us for the entire period, you received dividends of 20.6 cents per share. If you reinvested your dividends, you received 20.8 cents per share. Dividends per share were higher for Class I shares to account for varying class-specific expenses.

The first quarter of 2011 witnessed a supply lull in the municipal bond market, delivering the lightest quarter for new deals in eleven years. It followed a huge volume of deals that were brought to market in the last quarter of 2010. In addition to the light new deal calendar in the first quarter of 2011, average daily trading volume was low, measuring $11.6 billion, down 15% from the prior year.

Today, conditions in the municipal bond market are characterized by low yields for short-term bonds, combined with a steep yield curve (the difference between long- and short-term interest rates), resulting in relatively more attractive yields for intermediate- and long-term bonds. Today’s municipal yield curve is the steepest in 20 years. In the last six months, rates rose, shifting upward by 56 basis points for five-year maturities, by 81 basis points for 10-year maturities, and by 86 basis points for 20-year maturities. This additional steepening of the yield curve caused longer maturity municipal bond funds to underperform shorter maturity municipal bond funds. Credit spreads are wide, relative to historical averages, with single-A municipal bonds paying on average 110 basis points more than AAA bonds at the end of March 2011.

The state of New York continues to wrestle with budget deficits, though by one important measure, the political grid-lock recently gave way. The governor and legislature of New York agreed on a 2011–2012 budget that totals $132.5 billion, and if enacted, will cut the state’s year-to-year spending for the first time in more than a decade. The proposed budget imposes no new major taxes and reduces overall spending by about 2%.

Municipal bond fund investors have been in redemption mode for the past six months, following approximately 22 months of net inflows into municipal bond funds that reversed in late November 2010. Large market outflows were prompted by default fears and falling mutual fund NAVs, but since January 2011, these concerns have abated somewhat. At this point, bond fund outflows industry wide have slowed from a peak of almost $4 billion weekly to around $500 million as this is written.

Recent legislation has created both positive and negative forces for the performance of municipal bonds. The expiration of the Build America Bond program at the end of 2010 has not led to sharp growth in tax-exempt volume, as some had forecast. In 2010, Congress extended the Bush tax cuts

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

another two years, so the top marginal tax rate remains at 35%, rather than escalating to 39.6%, which would have created yet more demand for tax-exempt income. Over the years we have seen many tax reform proposals come and go. Currently, a batch of new proposals is blanketing Washington, DC. If any of the proposals gain real traction, we will gauge the impact on our portfolio and seek to make appropriate adjustments.

The U.S. economic picture over the last six months has strengthened, but there remains a large degree of slack. Increased economic activity is reflected in the current 2.5% to 3.0% Gross Domestic Product (GDP) growth rate and healthy sales indicators. Unemployment remains high at 8.8%, though payroll growth was encouraging in February and March 2011, when we saw the best back-to-back increases since the recession’s official end in June 2009. Capacity utilization is still low at 76%, leaving excess capacity in the economy. Year over year, the Consumer Price Index (CPI) is currently around 2.0% to 2.5%, much higher than the core CPI rate which is only 1.1% to 1.25%. Meanwhile, the difference between 10-year TIPS yields and 10-year Treasuries is running around 2.7%, and is often viewed as a market opinion of 10-year inflation expectations. We expect QE2, the second phase of quantitative easing, to end abruptly in June 2011.

We are becoming more optimistic about the fiscal outlook for state and local governments. We have been pleased to see a rebound in revenues in New York State, driven by growth in income tax and sales tax revenue. Revenues grew in the mid-Atlantic region by 11.5% in the fourth quarter of 2010 versus the fourth quarter of 2009. The revenue growth in the mid-Atlantic region was led by New York State’s 19.0% increase in the same quarter over quarter comparison. A preliminary report from the Rockefeller Institute stated that overall state tax revenue grew 6.9% in the fourth quarter of 2010, with 41 states reporting higher revenue.

The Fed is still in super-stimulative mode, with the fed funds rate at nearly 0% since December 2008, which is viewed as appropriate according to the Taylor Rule, which currently indicates the fed funds rate should be negative 1.45%. The Taylor Rule is a formula guideline for evaluating the level of the fed funds rate created by Stanford University economist John Taylor. M2, a broad measure of money and money substitutes, has grown only 4% in the last year, at the lower end of the 3% to 10% annual growth rate that has prevailed over the last decade. Velocity of M2, the degree to which money turns over (a contributor to inflation), has remained muted.

Your Fund contains a laddered portfolio of more than 40 municipal bonds. Your Fund is broadly diversified across sectors and 77% invested in bonds rated A or above by at least one of the major rating agencies. We ladder the maturity dates of our bonds so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash-flow stream from maturing bonds to reinvest toward the top end of the ladder where yields are higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

As of 3/31/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

8     Certified Semi-Annual Report

The Class A shares of your Fund produced a total return of negative 2.45% at NAV for the six months ended March 31, 2011, compared to negative 2.96% for the BofA Merrill Lynch 7-12 Year Municipal Bond Index. The total return of the overall municipal bond market as measured by the BofA Merrill Lynch Municipal Master Index in the six-month period ended March 31, 2011, was negative 4.24%.

Historically, our practice of laddering a diversified portfolio of short- and intermediate-maturity bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2025	A+/Aa3	$1,000,000	$997,960
Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility- Student Housing; Insured: AGM)	AA+/Aa3	1,000,000	1,041,600
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	465,000	475,690
Brookhaven IDA Civic Facility Revenue, 4.25% due 11/1/2037 put 11/1/2011 (LOC: North Fork Bank)	BBB+/NR	1,075,000	1,075,785
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,134,232
Erie County IDA School Facilities Revenue, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,044,800
Guam Government Ltd. Obligation Revenue, 5.375% due 12/1/2024	BBB-/NR	1,000,000	962,460
Nassau County IDA, 4.75% due 3/1/2026 (NY Institute of Technology)	BBB+/Baa2	1,000,000	940,790
New York City GO, 5.00% due 8/1/2025	AA/Aa2	400,000	413,116
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,117,130
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (Insured: Natl-Re) (ETM)	AAA/A2	1,000,000	1,048,710
New York City Transitional Finance Authority, 5.25% due 8/1/2016 pre-refunded 8/1/2012 (Insured: AMBAC)	AA+/Aaa	135,000	143,622
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	AA-/Aa3	1,000,000	1,078,510
New York City Transitional Finance Authority, 5.00% due 11/1/2020	AAA/Aaa	1,000,000	1,069,470
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	545,082
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	NR/A1	1,000,000	1,068,530
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/NR	370,000	373,127
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,099,890
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	668,970
New York Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	1,000,000	1,109,950
New York Dormitory Authority, 5.00% due 10/1/2018 (School District Revenue; Insured: AGM)	AA+/Aa3	1,000,000	1,076,800
New York Dormitory Authority, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Mental Health Services; Insured: Natl-Re)	AA-/NR	585,000	596,308
New York Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,458,758
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	NR/Aa1	925,000	933,075
New York Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A-/A3	1,000,000	1,072,420
New York Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/A1	1,000,000	1,031,150
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,023,310
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA+/Aa3	500,000	502,865
New York Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/Baa1	1,000,000	963,770
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	AAA/Aa2	1,000,000	1,044,110
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: AGM)	AAA/Aa3	1,000,000	1,066,280
New York Environmental Facilities Corp., 6.875% due 6/15/2014 (State Revolving Fund)	AAA/Aaa	400,000	402,108
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,062,500

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	$1,000,000	$1,073,570
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	NR/Aa3	450,000	451,571
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College Project)	NR/Baa2	1,000,000	995,560
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA+/Aa2	1,000,000	1,053,130
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	AAA/NR	750,000	755,835
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,219,595
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,041,910
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	AA-/Aa2	1,410,000	1,458,081
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	729,262
Utica IDA, 5.375% due 7/15/2019 (Munson Williams Proctor Institute)	NR/A1	525,000	530,901
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A1	210,000	214,983
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	1,350,000	1,351,526

TOTAL INVESTMENTS — 97.86% (Cost $ 41,147,943)			$41,518,802
OTHER ASSETS LESS LIABILITIES — 2.14%			906,773

NET ASSETS — 100.00%			$42,425,575

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $41,147,943) (Note 2)	$41,518,802
Cash	495,596
Receivable for fund shares sold	30,519
Interest receivable	590,184
Prepaid expenses and other assets	913

Total Assets	42,636,014

LIABILITIES
Payable for fund shares redeemed	122,042
Payable to investment advisor and other affiliates (Note 3)	29,638
Accounts payable and accrued expenses	20,665
Dividends payable	38,094

Total Liabilities	210,439

NET ASSETS	$42,425,575

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	370,859
Accumulated net realized gain (loss)	33,758
Net capital paid in on shares of beneficial interest	42,037,805

$42,425,575

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($41,222,621 applicable to 3,351,101 shares of beneficial interest outstanding - Note 4)	$12.30
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.55

Class I Shares:
Net asset value, offering and redemption price per share ($1,202,954 applicable to 97,789 shares of beneficial interest outstanding - Note 4)	$12.30

See notes to financial statements.

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $140,682)	$1,020,547

EXPENSES:
Investment advisory fees (Note 3)	118,529
Administration fees (Note 3)
Class A Shares	28,633
Class I Shares	400
Distribution and service fees (Note 3)
Class A Shares	57,266
Transfer agent fees
Class A Shares	10,425
Class I Shares	31
Registration and filing fees
Class A Shares	146
Custodian fees (Note 3)	13,623
Professional fees	11,544
Accounting fees	673
Trustee fees	608
Other expenses	3,735

Total Expenses	245,613
Less:
Expenses reimbursed by investment advisor (Note 3)	(13,078)
Fees paid indirectly (Note 3)	(423)

Net Expenses	232,112

Net Investment Income	788,435

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	66,588
Net change in unrealized appreciation (depreciation) of investments	(2,146,500)

Net Realized and Unrealized Loss	(2,079,912)

Net Decrease in Net Assets Resulting from Operations	$(1,291,477)

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$788,435	$1,498,974
Net realized gain (loss) on investments	66,588	6,049
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,146,500)	252,625

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,291,477)	1,757,648

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(759,369)	(1,473,778)
Class I Shares	(29,066)	(25,196)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(4,969,206)	7,862,026
Class I Shares	(500,075)	1,738,988

Net Increase (Decrease) in Net Assets	(7,549,193)	9,859,688

NET ASSETS:
Beginning of Period	49,974,768	40,115,080

End of Period	$42,425,575	$49,974,768

*	Unaudited

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest; Class A and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$41,518,802	$—	$41,518,802	$—

Total Investments in Securities	$41,518,802	$—	$41,518,802	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $12,988 for Class A shares and $90 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $473 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $423.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	298,659	$3,744,842	1,220,966	$15,381,956
Shares issued to shareholders in reinvestment of dividends	41,821	519,675	81,263	1,024,581
Shares repurchased	(749,557)	(9,233,723)	(678,311)	(8,544,511)

Net Increase (Decrease)	(409,077)	$(4,969,206)	623,918	$7,862,026

Class I Shares*
Shares sold	11,002	$139,875	137,346	$1,727,927
Shares issued to shareholders in reinvestment of dividends	1,635	20,333	1,412	17,935
Shares repurchased	(53,066)	(660,283)	(540)	(6,874)

Net Increase (Decrease)	(40,429)	$(500,075)	138,218	$1,738,988

*	The effective date of this class of shares was February 1, 2010.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,615,135 and $4,416,266, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$41,147,943

Gross unrealized appreciation on a tax basis	$1,017,136
Gross unrealized depreciation on a tax basis	(646,277)

Net unrealized appreciation (depreciation) on investments (tax basis)	$370,859

At March 31, 2011, the Fund had tax basis capital losses of $32,830, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2014.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

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Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Invest- ment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Invest- ment Operations	Dividends from Net Invest- ment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Invest- ment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$12.82	0.21	(0.52)	(0.31)	(0.21)	—	(0.21)	$12.30	3.32	(d)	0.99	(d)	0.99	(d)	1.05	(d)	(2.45)	9.55	$41,223
2010(c)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(c)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
2008(c)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61		1.01		0.99		1.08		0.07	13.42	$30,685
2007(c)	$12.38	0.46	(0.08)	0.38	(0.46)	—	(0.46)	$12.30	3.74		1.01		0.99		1.11		3.13	14.91	$33,016
2006(c)	$12.44	0.45	(0.06)	0.39	(0.45)	—	(0.45)	$12.38	3.66		1.01		0.99		1.11		3.23	15.38	$34,849

Class I Shares
2011(b)	$12.82	0.23	(0.52)	(0.29)	(0.23)	—	(0.23)	$12.30	3.63	(d)	0.67	(d)	0.67	(d)	0.68	(d)	(2.30)	9.55	$1,203
2010(e)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2010.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Certified Semi-Annual Report	Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$975.50	$4.88
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$977.00	$3.29
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

24    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.     27

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1069

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483

Lipper Fund Award 2011

Thornburg Limited Term Income Fund, Class I Shares, was granted a Lipper Fund Award for the ten-year period ended 12/31/10, among 82 Short-Intermediate Investment Grade Debt Funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Awards are given for three-year, five-year, and ten-year periods. The fund did not win the awards for other time periods.

Glossary

The Barclays Capital Aggregate Bond Index – An unmanaged, market-weighted index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds.

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Capital U.S. Corporate Index – The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Agency Security – A debt obligation issued by government corporations or government sponsored enterprises. Agency securities are exempt from state and local taxes. They are not guaranteed by the U.S. government.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Government Sponsored Enterprises (GSE) – Privately held corporations with public purposes created by the U.S. Congress to reduce the cost of capital for certain borrowing sectors of the economy. Members of these sectors include students, farmers, and homeowners.

Lipper Short-Intermediate Investment Grade Category – Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

This page is not part of the Semi-Annual Report.    3

Important Information,

Continued

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

4    This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report.    5

Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.92%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	2.86%	3.89%	4.96%	4.36%	5.83%
With sales charge	1.31%	3.38%	4.65%	4.21%	5.76%

30-DAY YIELDS
As of March 31, 2011

	Annualized Distribution Yield	SEC Yield
A Shares	2.74%	2.22%

KEY PORTFOLIO ATTRIBUTES
As of March 31, 2011

Number of Bonds	161
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

6    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Class I Shares

Ten-Year Period – Among 82

Short-Intermediate Investment

Grade Debt Funds

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 1.01% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 0.99%.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended March 31, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	5.41%	6.10%	5.84%	5.04%	5.65%
With sales charge	3.82%	5.58%	5.52%	4.88%	5.56%

30-DAY YIELDS
As of March 31, 2011

	Annualized Distribution Yield	SEC Yield
A Shares	3.39%	2.69%

KEY PORTFOLIO ATTRIBUTES
As of March 31, 2011

Number of Bonds	367
Effective Duration	3.3 Yrs
Average Maturity	4.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 17.

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Thornburg Limited Term Income Funds

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Semi-Annual Report

Letter to Shareholders

April 17, 2011

Dear Fellow Shareholder:

Jason Brady, CFA Portfolio Manager, Thornburg Limited Term U.S. Government Fund Co-Portfolio Manager Thornburg Limited Term Income Fund	We are pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2011. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 27 cents in the period to $13.67. If you were invested for the entire period, you received dividends of 21.4 cents per share. If you reinvested your dividends, you received 21.5 cents per share. Dividends per share were lower for Class B and C shares and higher for Class I and R3 shares to account for varying class-specific expenses. The NAV of a Class A share of the Thornburg Limited Term Income Fund decreased 25 cents in the period to $13.16. If you were invested for the entire period, you received dividends of 24.2 cents per share. If you reinvested your dividends, you received 24.4 cents per share. Dividends per share were lower for Class C shares and higher for Class I and R3 shares to account for varying class-specific expenses. Please examine the accompanying financial statements for more detailed information.

Lon Erickson, CFA Co-Portfolio Manager Thornburg Limited Term Income Fund

The yields on U.S. Treasuries were somewhat volatile over the course of the past year, with general price appreciation in U.S. Treasuries driving returns in that sector. Volatility in credit spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes was notably lower than in previous years. The two-year U.S. Treasury moved from a 1.02% yield to a 0.83% yield over the course of the past year (with an interim low of 0.33%), while the ten-year U.S. Treasury moved from a 3.83% yield to a 3.47% yield (with an interim low of 2.39%). Credit spreads were tame compared with the previous three years, though in the context of a much longer history, they remained volatile. The Barclays Corporate Credit Index Option Adjusted Spread (OAS) (or the difference between Treasuries and the average investment grade corporate bond) moved from 1.50% on March 31, 2010 to 1.42% on March 31, 2011. The twelve-month high of 1.98% was reached in June of 2010. In contrast, two years ago on March 31, 2009, the OAS of the index stood at 5.43%. The 30-year average of this index is 1.27%, to put these levels in perspective.

We believe that in most years, the movements of benchmark U.S. Treasury rates are a larger factor in the year-to-year returns of high quality bond funds such as the Thornburg Limited Term U.S. Government and the Thornburg Limited Term Income Funds. Over an entire cycle, both benchmark U.S. Treasury rates and credit spreads matter about equally, but the effect of credit spread movements is more often felt in shorter periods of market stress (1991, 1997, 2002, 2008), while the additional income from these investments has a less dramatic, but important, quiet compounding effect over longer periods. The credit spread movements of cor-

Certified Semi-Annual Report    9

Letter to Shareholders,

Continued

porate bonds, agency debentures, mortgages (both agency and non-agency), and other asset-backed sectors dominated the investment landscape in 2008 and 2009. More recently, as evidenced above, the movements of underlying “risk-free” U.S. Treasury rates is beginning to dominate price volatility. As such it is perhaps useful to remember why our “Limited Term” funds are loath to invest notably further out the curve into longer duration securities.

While “Limited Term” refers to a ten-year and shorter investment universe, the longer end of the curve (more than ten years) is only 11.2% of the Barclays Capital Aggregate Bond Index. As a result, we are capturing the vast majority of the various opportunities available in the marketplace. In addition, the movements of interest rates in the latter part of 2010 and the beginning of 2011 serve to illustrate the additional volatility that investing in very long duration securities adds to a portfolio. The movement in 30-year Treasuries from 8/31/10 to 2/8/11 (the low in yield of the past year at 3.52% and the high in yield of 4.77%, respectively) was 1.25% in yield (simple subtraction). But because the duration of the 30-year Treasury is so long, the corresponding price movement was a loss in price of approximately 20%. The movement in two-year Treasuries from 11/3/10 to 2/8/11 (the low in yield of the past year of 0.33% and the high in yield of 0.85%, respectively) was 0.52%, or a loss of slightly less than 1% in price. Even if the two-year Treasury had moved 1.25%, the corresponding price loss would have been less than 2.5%. Though the yield curve is steep and therefore the promised yield on the 30-year Treasury is quite high relative to the two-year Treasury, we don’t think that over time the additional volatility that investors must endure to achieve this higher yield is worth it. (Not to mention the opportunity cost of foregoing future investment opportunities that will likely crop up somewhere between two and 30 years time). We will continue to invest shareholder funds in accordance with our mandate of a good risk-reward balance and muted NAV volatility.

We discussed in previous letters that the nearly uninterrupted recovery from early 2009 through 2010 was a boon to the Fund’s shareholders. We moved the Limited Term Income Fund’s credit allocation (along with other Thornburg Funds) to take advantage of unprecedented spread levels during the late 2008/early 2009 blowout. The Fund reached its Prospectus maximum in BBB securities (35%) at about this time, and many of those holdings continue to provide significant income for our shareholders. Even in the Thornburg Limited Term Government Fund, with its more restrictive purview, we took advantage of spread widening by significantly increasing the proportion of Government Sponsored Entity (GSE) mortgage debt which was trading at levels that provided a notable income advantage versus U.S. Treasuries.

We believe that the Federal Reserve’s (the Fed’s) extraordinarily accommodative policy has been a key driver to the return of risk in the marketplace, and the first step of the removal of that policy is set to begin at the end of June 2011. Whether the U.S. economy is strong enough to stand on its own without that accommodation is an open question, as is the Fed’s reaction in the case of another dip in activity. This combination of “known unknowns”, as well as the ever-present “unknown unknowns”, leads us to believe that the benign market environment of the past six months is unlikely to persist. With the dramatic recovery in prices of all bonds in the face of these issues, we are becoming more defensive. We are actively moving to make the portfolios higher quality

10    Certified Semi-Annual Report

and more nimble, to protect liquidity in the face of possible price losses from either credit spread movements or interest rate movements.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of negative 0.40% over the six-month period, assuming a beginning-of-period investment at the NAV. The Barclays Capital Intermediate Government Bond Index produced a negative 1.53% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond Category was negative 0.53%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.25% over the six-month period, assuming a beginning-of-period investment at the NAV. The Barclays Capital Intermediate Government/Credit Bond Index produced a negative 1.11% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade Category was negative 0.10%. The Barclays indices reflect no deduction for fees, expenses, or taxes.

Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of Funds which are not highly correlated to equity markets’ returns. The broad distribution of fund returns in the past three, five, and ten years shows that those who reached for yield by taking incremental risk for which they were not compensated have suffered, while those not nimble enough to take advantage of opportunities in the market did not benefit from a market recovery. In many cases investors have been surprised by their fixed income allocation’s performance. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. In this environment, though low quality fixed income can move in tandem with equities, the risk of holding extremely high quality cash instruments or U.S. Treasuries alone is also present, especially when one considers potential erosion of purchasing power due to potential long-run inflation. As a result, we continue to try to place capital preservation (in all senses of the term) at the top of the list of priorities for these core Funds. While we do not believe that yields will rise dramatically in the near term, given an outlook for slow economic growth trends, rest assured that we at Thornburg are very cognizant of that longer term risk and believe that we are preparing the portfolios accordingly.

No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time.

One final note: S&P has recently placed the rating of U.S. Treasuries on negative outlook. While we believe that the likelihood of a downgrade is low, we are serious about our analysis of all securities, including the credit risk of supposedly “risk-free” Treasuries. The last time a rating agency placed the United States on negative outlook was occasioned by Moody’s in 1996. Subsequently the finances of the United States improved to a degree that by 2000 the market was actively discussing the possibility of the end of U.S. Treasury borrowing altogether. While we do not believe that such a rosy scenario is on offer, we do hope that this action will help to motivate

Certified Semi-Annual Report    11

Letter to Shareholders,

Continued

legislators and voters to consider the ramifications of poor fiscal policy over a longer time frame than the next election cycle.

Thank you very much for investing in our Funds. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While we of course can not guarantee future performance, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA Co-PortfolioManager Managing Director	Lon R. Erickson, CFA Co-PortfolioManager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2011 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 10.67%
United States Treasury Notes, 4.625%, 10/31/2011	$2,000,000	$2,051,289
United States Treasury Notes, 4.875%, 6/30/2012	4,000,000	4,221,953
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,041,172
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,645,313
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,459,375
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,381,328
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,027,305
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,336,260	2,563,315
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,528,080	4,982,303
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,546,950	6,124,180

TOTAL U.S. TREASURY SECURITIES (Cost $34,155,862)		36,497,533

U.S. GOVERNMENT AGENCIES — 22.24%
EJM Airport LLC Lease Revenue Bond, 6.271%, 5/15/2020	2,503,189	2,738,088
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	229,841
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	266,496
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,076,420
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,239,139
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,354,872
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	3,048,913
Federal Home Loan Bank, 2.00%, 2/9/2021	3,000,000	2,980,067
Federal Home Loan Bank, 3.00%, 3/23/2021	2,950,000	2,950,138
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,481,887
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,328,601
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,732,237
Federal National Mtg Assoc., 2.00%, 3/26/2015	3,000,000	3,045,436
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	3,069,642	3,608,389
[a]Overseas Private Investment Corp., 4.10%, 11/15/2014	1,003,200	1,048,344
Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,294,095
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,942,330
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,434,688
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	2,165,175	2,372,319
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	2,001,590	2,128,820
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	1,094,313	1,165,420
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	2,064,699	2,209,014
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	804,464	865,915
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	3,721,061	4,026,510
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	2,270,230	2,449,656
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	5,586,460	6,057,578

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2011 (Unaudited)

Issuer-Description	Principal Amount	Value
Tennessee Valley Authority, 4.75%, 8/1/2013	$3,000,000	$3,252,030
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,647,242	2,753,132

TOTAL U.S. GOVERNMENT AGENCIES (Cost $73,531,069)		76,080,375

MORTGAGE BACKED — 62.21%
Federal Home Loan Mtg Assoc., CMO Series 3684 Class CM, 2.50%, 8/15/2024	2,768,852	2,800,780
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	478,791	527,982
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	723,906	776,765
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	2,292,243	2,381,353
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	1,803,551	1,920,845
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	1,594,503	1,703,999
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	1,000,000	1,073,107
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	4,185,535	4,518,526
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	2,500,000	2,645,894
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50%, 6/15/2018	668,373	699,598
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	335,277	343,408
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	520,079	545,496
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,143,016
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,064,683
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,575,000	2,728,779
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	1,812,727	1,931,751
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00%, 8/15/2032	1,500,000	1,587,214
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	2,290,290	2,371,285
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	5,315,776	5,701,989
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	621,897	655,281
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	3,623,935	3,875,267
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	2,500,000	2,562,003
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	910,299	953,160
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50%, 5/15/2034	1,328,590	1,405,097
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	3,000,000	3,118,915
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50%, 10/15/2016	1,169,416	1,188,244
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50%, 11/15/2030	2,250,000	2,346,857
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	5,275,000	5,389,822
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	4,794,546	4,890,017
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50%, 4/15/2031	678,245	685,593
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00%, 1/15/2031	458,586	461,969
Federal Home Loan Mtg Corp., CMO Series 3228 Class PC, 5.50%, 7/15/2030	366,523	366,109
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	2,264,346	2,394,515
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	357,987	363,492
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	2,000,000	2,067,615
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,070,553
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	2,456,005	2,516,896
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	2,257,465	2,401,536
Federal Home Loan Mtg Corp., CMO Series 3477, Class VA, 5.50%, 7/15/2019	4,069,270	4,371,547
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,449,016	2,669,629
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	1,111,330	1,159,714
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	1,613,342	1,688,871
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	3,269,740	3,418,494
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	2,454,039	2,581,539
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	1,060,799	1,074,175
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	1,011,457	1,069,613
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	951,539	978,417

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2011 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool 1N1736, 5.355%, 4/1/2037	$484,688	$514,375
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	932,794	958,592
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	7,516	7,903
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	14,293	16,264
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	2,940,359	3,104,595
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	738,866	772,693
Federal Home Loan Mtg Corp., Pool G13517, 4.00%, 5/1/2024	2,132,183	2,193,817
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	3,813,526	3,995,264
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,753,121	2,923,634
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	57,388	62,478
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	733,930	764,352
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	1,017,000	1,083,242
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	2,330,000	2,483,292
Federal National Mtg Assoc., CMO Series 2003-44 Class CB, 4.25%, 3/25/2033	1,396,924	1,460,529
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	998,667	1,070,305
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	442,773	456,384
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	895,344	949,289
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	1,000,000	1,071,504
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	2,000,000	2,111,090
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,079,008
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,897,000	3,050,354
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	659,664	682,202
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	2,187,878	2,296,879
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	1,368,550	1,475,775
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	963,117	1,024,439
Federal National Mtg Assoc., CMO Series 2006-78 Class MB, 5.50%, 7/25/2034	3,000,000	3,246,994
Federal National Mtg Assoc., CMO Series 2007-42 Class YA, 5.50%, 1/25/2036	1,470,761	1,530,833
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	3,532,137	3,753,477
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,916,000	3,004,151
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	1,000,000	1,027,793
Federal National Mtg Assoc., CMO Series 2007-83 Class PA, 6.00%, 3/25/2029	220,118	219,974
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,392,305	2,542,598
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00%, 7/25/2019	1,195,985	1,265,966
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	3,301,151	3,582,789
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,819,640	1,913,861
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 3.657%, 3/25/2039	2,542,859	2,325,028
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	844,254	896,190
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	1,882,839	1,965,511
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	1,252,877	1,319,295
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	1,822,215	1,919,372
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,806,675	3,007,590
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	3,565,654	3,592,991
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	12,450	13,752
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	6,434	6,679
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	3,701	3,855
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	46,710	51,985
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	7,545	7,965
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	11,111	12,115
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	84,634	94,727
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	163,655	184,694
Federal National Mtg Assoc., Pool 384243, 6.10%, 10/1/2011	567,661	574,047
Federal National Mtg Assoc., Pool 406384, 8.25%, 12/1/2024	89,497	99,152

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2011 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	$43,768	$48,413
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	16,935	19,173
Federal National Mtg Assoc., Pool 725863, 6.00%, 10/1/2034	1,355,651	1,486,556
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	1,463,642	1,528,224
Federal National Mtg Assoc., Pool 895572, 5.701%, 6/1/2036	973,829	1,015,373
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	2,765,001	2,919,993
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	2,898,923	2,988,156
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	2,112,824	2,206,911
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	1,630,131	1,721,508
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	1,026,915	1,084,479
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	2,524,213	2,636,619
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	1,118,643	1,196,694
Federal National Mtg Assoc., REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	519,383	530,830
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	2,595,645	2,626,373
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,415,570	1,519,641
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	18,246	19,961
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	887,640	957,368
Government National Mtg Assoc., Pool 430150, 7.25%, 12/15/2026	27,706	31,702
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	17,388	18,846
Government National Mtg Assoc., Pool 731491, 5.156%, 12/20/2060	4,211,435	4,464,998
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,471,739	3,710,588
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,874,336	6,057,046
Government National Mtg Assoc., Pool 780448, 6.50%, 8/15/2011	836	835
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	2,965,571	3,100,651

TOTAL MORTGAGE BACKED (Cost $210,312,575)		212,853,991

TOTAL INVESTMENTS — 95.12% (Cost $317,999,506)		$325,431,899
OTHER ASSETS LESS LIABILITIES — 4.88%		16,707,741

NET ASSETS — 100.00%		$342,139,640

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the aggregate value of these securities in the Fund’s portfolio was $2,753,132, representing 0.80% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.58%
United States Treasury Notes, 1.00% due 4/30/2012	AAA/Aaa	$2,500,000	$2,517,481
United States Treasury Notes, 1.75% due 4/15/2013	AAA/Aaa	2,500,000	2,547,461
United States Treasury Notes, 2.50% due 3/31/2015	AAA/Aaa	6,500,000	6,686,367
United States Treasury Notes, 5.125% due 5/15/2016	AAA/Aaa	1,000,000	1,139,531
United States Treasury Notes, 4.875% due 8/15/2016	AAA/Aaa	2,000,000	2,258,125
United States Treasury Notes, 3.00% due 2/28/2017	AAA/Aaa	2,000,000	2,046,641

TOTAL U.S. TREASURY SECURITIES (Cost $16,594,424)			17,195,606

U.S. GOVERNMENT AGENCIES — 3.42%
Agfirst Farm Credit Bank, 8.393% due 12/15/2016	A/NR	5,000,000	5,200,000
[a]Agribank FCB, 9.125% due 7/15/2019	A/NR	8,060,000	9,622,681
EJM Airport LLC GSA Lease Revenue Bond, 6.271% due 5/15/2020 (Guaranty: United States of America)	NR/NR	6,257,973	6,845,221
Federal National Mtg Assoc., 7.491% due 8/1/2014	AAA/Aaa	17,516	17,516
Federal National Mtg Assoc., 2.00% due 3/26/2015	AAA/Aaa	3,000,000	3,045,436
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,434,688
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/Aaa	2,239,589	2,404,425
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	3,135,182	3,354,522
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	785,541	821,356
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	A-/NR	2,426,639	2,523,704

TOTAL U.S. GOVERNMENT AGENCIES (Cost $35,999,485)			37,269,549

OTHER GOVERNMENT — 2.29%
[a,c]Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,092,500
[c]Export-Import Bank of Korea, 8.125% due 1/21/2014	A/A1	1,250,000	1,432,906
[c]Export-Import Bank of Korea, 5.875% due 1/14/2015	A/A1	3,000,000	3,285,186
[b]Government of Aruba, 6.80% due 4/2/2014	NR/NR	5,616,000	6,009,120
[a,c]Government of Bermuda, 5.603% due 7/20/2020	AA/Aa2	3,000,000	3,172,500
[a,c]Northern Rock Asset Management, 5.625% due 6/22/2017 (Guaranty: Northern Rock
Covered Bond, LLP, United Kingdom)	AAA/Aaa	5,000,000	5,136,565
[c]Nova Scotia Province Canada, 5.75% due 2/27/2012	A+/Aa2	500,000	523,390
[c]Province of Ontario Canada, 4.10% due 6/16/2014	AA-/Aa1	4,000,000	4,284,232

TOTAL OTHER GOVERNMENT (Cost $24,019,574)			24,936,399

MORTGAGE BACKED — 12.82%
[a]DBUBS Mortgage Trust CMO Series 2011-LC1A Class A1, 3.742% due 6/1/2017	NR/Aaa	3,492,261	3,520,233
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	AAA/Aaa	1,080,964	1,145,346
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	AAA/Aaa	5,000,000	5,278,198

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	AAA/Aaa	$1,002,559	$1,049,396
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	AAA/Aaa	2,071,942	2,157,746
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	AAA/Aaa	1,000,000	1,052,040
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	AAA/Aaa	4,681,311	4,915,902
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	AAA/Aaa	4,000,000	4,219,446
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	AAA/Aaa	1,087,892	1,134,980
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	AAA/Aaa	2,388,254	2,561,770
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	AAA/Aaa	621,897	655,281
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	AAA/Aaa	2,677,660	2,863,364
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	AAA/Aaa	3,000,000	3,074,403
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	AAA/Aaa	2,556,487	2,720,071
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50% due 5/15/2034	AAA/Aaa	848,939	897,826
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	AAA/Aaa	2,926,879	3,069,967
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	AAA/Aaa	5,000,000	5,156,132
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	AAA/Aaa	917,172	923,938
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	5,300,000	5,827,441
Federal Home Loan Mtg Corp., CMO Series 3255 Class QB, 5.50% due 5/15/2029	AAA/Aaa	479,508	479,633
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	AAA/Aaa	1,479,831	1,528,780
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	AAA/Aaa	2,222,660	2,319,428
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	AAA/Aaa	2,420,012	2,533,306
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AAA/Aaa	821,718	844,387
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	AAA/Aaa	4,588,534	4,872,724
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	AAA/Aaa	2,348,000	2,502,476
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	AAA/Aaa	1,206,404	1,261,149
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	AAA/Aaa	731,698	771,714
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	AAA/Aaa	3,000,000	3,158,806
Federal National Mtg Assoc., CMO Series 2005-35 VG, 5.00% due 4/25/2016	AAA/Aaa	1,123,707	1,180,917
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	AAA/Aaa	1,886,473	2,033,201
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	AAA/Aaa	4,396,718	4,724,132
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	AAA/Aaa	3,090,820	3,251,770
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	AAA/Aaa	3,000,000	3,090,690
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	AAA/Aaa	3,189,740	3,417,640
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	AAA/Aaa	2,790,631	2,953,921
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	AAA/Aaa	1,819,640	1,916,787
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 3.657% due 3/25/2039	AAA/Aaa	4,238,098	3,875,047
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	AAA/Aaa	1,969,926	2,091,111
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AAA/Aaa	5,642,130	5,955,168
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	AAA/Aaa	3,138,065	3,275,851
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	AAA/Aaa	1,631,726	1,725,370
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	AAA/Aaa	3,132,192	3,313,761
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	AAA/Aaa	2,730,258	2,857,446
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	AAA/Aaa	2,692,230	2,835,548
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AAA/Aaa	833,617	879,306
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	AAA/Aaa	4,331,315	4,564,240
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	AAA/Aaa	3,038,584	3,170,049
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AAA/Aaa	15,444	16,871
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AAA/Aaa	4,033,099	4,275,925
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AAA/Aaa	5,455,590	5,839,194
Government National Mtg Assoc., Pool 827148, 3.375% due 2/20/2024	AAA/Aaa	32,168	33,031

TOTAL MORTGAGE BACKED (Cost $139,356,569)			139,772,859

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ASSET BACKED SECURITIES — 8.08%
BANKS — 0.04%
COMMERCIAL BANKS — 0.04%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.744% due 2/25/2035	B-/C	$964,761	$191,194
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.483% due 3/25/2035	NR/NR	1,040,966	207,989

			399,183

DIVERSIFIED FINANCIALS — 7.66%
CAPITAL MARKETS — 5.59%
[a]AHMAT Mtg Advance Trust, Series 2010-ADV1 Class A1, 3.968% due 8/6/2022	AAA/NR	2,000,000	2,005,000
[a]AHMAT Mtg Advance Trust, Series 2010-ADV2 Class A1, 4.21% due 5/10/2011	AAA/NR	4,000,000	4,010,000
Banc America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 3.236% due 2/25/2035	NR/NR	2,804,014	1,261,070
Banc of America Commercial Mtg Inc., Series 2002-PB2 Class C, 6.349% due 6/11/2035	AAA/Aa1	3,045,000	3,086,335
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	NR/NR	3,000,000	3,088,706
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 2.954% due 7/25/2034	A+/Aa3	325,676	278,269
[a,c]Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	5,809,920
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.886% due 3/25/2034	AA/A1	423,447	354,356
Countrywide Home Loan, Series 2004 Class 1-A, 2.748% due 7/20/2034	AAA/Aa3	493,911	433,147
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	2,990,821	3,034,003
Greenwich Capital Commercial Funding Corp., Series 2004-GG1 Class A5, 4.883% due 6/10/2036	AAA/Aaa	327,521	332,284
[a]GS Mtg Securities Corp. II, Series 2007-EOP Class A1, 1.143% due 3/6/2020	AAA/Aaa	4,902,411	4,902,356
Home Equity Asset Trust Series 2006-3 Class 2A, 0.43% due 7/25/2036	AAA/A1	3,535,129	3,412,156
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,268,664
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 1.75% due 10/25/2028	A+/A2	1,162,154	700,118
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 2.787% due 8/25/2034	AA/NR	848,766	705,943
New York Mtg Trust, Series 2005-3 Class A, 0.49% due 2/25/2036	AAA/A2	6,170,154	5,061,902
Nomura Asset Securities Corp., Series 1998-D6 Class A2, 6.553% due 3/15/2030	AAA/Aaa	5,683,000	6,192,034
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.46% due 12/25/2035	AAA/Baa2	2,294,627	2,021,470
[a]Silverstone Master Issuer, Series 2010-1A Class A1 Floating Rate Note, 1.703% due 1/21/2055	AAA/NR	5,000,000	5,010,087
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	4,039,995
CONSUMER FINANCE — 1.98%
[a]First Financial Bank USA, Series 2010-C Class B, 5.19% due 9/17/2018	AA/NR	2,000,000	1,977,359
[a]First Financial Bank USA, Series 2010-D Class A, 3.72% due 6/17/2019	AAA/NR	5,000,000	4,996,737
[b]GSAF Series 2011-1A Class A, 3.72% due 2/15/2023	NR/NR	3,000,000	3,007,500
SLM Student Loan Trust Series 2003-C Class A2 Floating Rate Bond, 0.70% due 9/15/2020	AA-/Aaa	4,553,149	4,330,792
SLM Student Loan Trust Series 2006-B Class A3 Floating Rate Bond, 0.45% due 12/15/2022	A/Aaa	4,275,000	4,184,138
Structured Asset Securities Corp. Series 2004-3 Class 3-A1, 5.50% due 3/25/2019	AAA/Baa2	2,994,305	3,105,845
DIVERSIFIED FINANCIAL SERVICES — 0.09%
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	AA-/Aa1	921,442	984,158

			83,594,344

INSURANCE — 0.38%
INSURANCE — 0.38%
[a]Northwind Holdings LLC, Series 2007-1A Class A1 Floating Rate Bond, 1.091% due 12/1/2037 (Insured: MBIA)	NR/NR	5,360,911	4,099,918

			4,099,918

TOTAL ASSET BACKED SECURITIES (Cost $92,036,901)			88,093,445

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CORPORATE BONDS — 54.31%
AUTOMOBILES & COMPONENTS — 1.15%
AUTOMOBILES — 1.15%
[a]American Honda Finance, 2.658% due 6/29/2011	A+/A1	$3,500,000	$3,518,011
[a]Harley-Davidson Funding Corp., 5.25% due 12/15/2012	BBB/Baa1	3,000,000	3,130,578
[a]Hyundai Capital America, 3.75% due 4/6/2016	BBB/Baa2	500,000	492,578
[a,c]Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa2	5,000,000	5,367,060

			12,508,227

BANKS — 10.07%
COMMERCIAL BANKS — 10.07%
[a,c]ANZ National International, 6.20% due 7/19/2013	AA/Aa2	1,000,000	1,091,001
[a,c]ANZ National International Ltd., 3.125% due 8/10/2015	AA/Aa2	4,000,000	3,966,796
Associated Banc Corp., 5.125% due 3/28/2016	BB-/Baa1	5,000,000	5,018,975
[a,c]Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	5,000,000	4,849,830
[a,c]BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/Aaa	10,000,000	9,610,060
Charter One Bank NA, 5.50% due 4/26/2011	A-/A2	1,750,000	1,754,943
[c]Corp Andina de Fomento, 3.75% due 1/15/2016	A+/A1	6,000,000	5,937,390
[a,c]Credit Agricole London, 1.753% due 1/21/2014	AA-/Aa1	7,000,000	7,105,658
[a,c]Danske Bank A/S, 3.75% due 4/1/2015	A/A1	4,000,000	4,077,100
[a,c]HSBC Bank plc, 3.50% due 6/28/2015	AA/Aa2	2,000,000	2,025,970
HSBC Bank USA, N.A., 4.875% due 8/24/2020	AA-/A1	1,000,000	978,946
[a,c]Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	5,000,000	5,641,035
National City Bank Floating Rate Note, 0.68% due 6/7/2017	A/A3	4,000,000	3,770,416
Nations Bank Corp., 7.23% due 8/15/2012	A/A2	250,000	264,826
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,093,130
[c]Royal Bank of Scotland plc, 3.40% due 8/23/2013	A+/Aa3	1,000,000	1,022,896
[c]Royal Bank of Scotland plc, 3.95% due 9/21/2015	A+/Aa3	4,000,000	4,003,028
[c]Royal Bank of Scotland plc, 4.875% due 3/16/2015	A+/Aa3	1,600,000	1,662,998
[a,c]Santander Issuances, 6.50% due 8/11/2019	AA-/Aa3	5,000,000	5,035,090
Silicon Valley Bank, 5.70% due 6/1/2012	A-/A2	3,500,000	3,590,272
Silicon Valley Bank, 6.05% due 6/1/2017	BBB+/A3	1,500,000	1,571,966
[a,c]Societe Generale, 3.10% due 9/14/2015	A+/Aa2	6,000,000	5,906,592
Sovereign Bank, 5.125% due 3/15/2013	A-/Baa1	4,000,000	4,123,736
[a,b]Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	A/A3	4,933,670	6,537,113
[a,c]Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	2,964,432
[a]Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	3,006,396
[c]Westpac Banking Corp., 3.00% due 8/4/2015	AA/Aa1	2,000,000	1,995,036
Whitney National Bank, 5.875% due 4/1/2017	BB/Baa1	4,000,000	3,964,440
[a,c]Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	5,128,588
Zions Bancorp, 7.75% due 9/23/2014	BBB-/NR	1,000,000	1,086,016

			109,784,675

CAPITAL GOODS — 3.15%
AEROSPACE & DEFENSE — 0.15%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,638,915
ELECTRICAL EQUIPMENT — 0.08%
Emerson Electric Co., 5.75% due 11/1/2011	A/A2	800,000	824,277
INDUSTRIAL CONGLOMERATES — 1.66%
General Electric Capital Corp. Floating Rate Note, 0.449% due 6/20/2014	AA+/Aa2	4,000,000	3,874,688
General Electric Co., 5.25% due 12/6/2017	AA+/Aa2	2,500,000	2,722,497

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c]Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	$2,500,000	$2,681,610
[a,c]Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,339,417
Textron, Inc., 6.20% due 3/15/2015	BBB-/Baa3	5,000,000	5,457,000
MACHINERY — 1.26%
Caterpillar Financial Services Corp. Floating Rate Note, 1.059% due 6/24/2011	A/A2	3,200,000	3,205,811
[c]Ingersoll-Rand Global Holding Co., 9.50% due 4/15/2014	BBB+/Baa1	500,000	600,092
[a]ITW CUPIDS Finance Trust I, 6.55% due 12/31/2011	NR/A1	5,000,000	4,978,805
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,700,624
[a,c]Volvo Treasury AB, 5.95% due 4/1/2015	BBB-/Baa2	3,000,000	3,298,260

			34,321,996

COMMERCIAL & PROFESSIONAL SERVICES — 0.50%
COMMERCIAL SERVICES & SUPPLIES — 0.50%
Allied Waste North America, Inc., 6.875% due 6/1/2017	BBB/Baa3	4,000,000	4,360,000
Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,061,090

			5,421,090

CONSUMER DURABLES & APPAREL — 0.53%
HOUSEHOLD DURABLES — 0.30%
Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa3	3,000,000	3,290,046
TEXTILES, APPAREL & LUXURY GOODS — 0.23%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,551,033

			5,841,079

CONSUMER SERVICES — 0.68%
HOTELS, RESTAURANTS & LEISURE — 0.68%
International Game Technology, 7.50% due 6/15/2019	BBB/Baa2	6,515,000	7,396,740

			7,396,740

DIVERSIFIED FINANCIALS — 7.50%
CAPITAL MARKETS — 3.92%
[c]AMVESCAP plc, 5.375% due 2/27/2013	A-/A3	5,606,000	5,959,054
[a,c]CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,077,332
[a]FMR LLC, 4.75% due 3/1/2013	A+/A2	5,000,000	5,215,580
Goldman Sachs Group, Inc. Floating Rate Note, 1.311% due 2/7/2014	A/A1	3,000,000	3,021,810
[a]IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	975,000
[a]IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	970,000
[a,c]Macquarie Group Ltd., 7.30% due 8/1/2014	A-/A2	3,000,000	3,328,449
[a,c]Macquarie Group Ltd., 4.875% due 8/10/2017	A-/A2	3,000,000	3,015,099
[a,c]Macquarie Group Ltd., 7.625% due 8/13/2019	NR/NR	1,000,000	1,108,642
[a,c]Macquarie Group Ltd., 6.00% due 1/14/2020	A-/A2	1,000,000	1,006,394
[c]Man Group plc, 6.50% due 8/1/2013	NR/Baa2	5,000,000	5,178,035
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A/A2	2,000,000	2,221,384
Morgan Stanley Floating Rate Note, 2.812% due 5/14/2013	NR/A2	5,000,000	5,176,215
[c]Nomura Holdings, Inc., 5.00% due 3/4/2015	BBB+/Baa2	1,500,000	1,553,190
CONSUMER FINANCE — 1.06%
American Express Credit Co., 5.125% due 8/25/2014	BBB+/A2	3,000,000	3,236,094
[a,c]Banque PSA Finance, 2.207% due 4/4/2014	NR/NR	7,000,000	6,979,784
Capital One Bank, 6.50% due 6/13/2013	BBB/Baa1	300,000	326,358
Capital One Financial Corp., 5.70% due 9/15/2011	BBB/Baa1	950,000	971,047
DIVERSIFIED FINANCIAL SERVICES — 2.52%
Bank of America Corp., 5.875% due 1/5/2021	A/A2	2,000,000	2,088,356

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Bank of America Corp., 4.50% due 4/1/2015	A/A2	$1,000,000	$1,038,409
[a]Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	AA/Aa2	3,000,000	3,132,030
[a,c]BM&F Bovespa SA, 5.50% due 7/16/2020	BBB+/Baa2	1,000,000	1,022,961
Citigroup, Inc., 6.50% due 8/19/2013	A/A3	1,000,000	1,093,355
Citigroup, Inc., 5.00% due 9/15/2014	A-/Baa1	3,000,000	3,132,609
Citigroup, Inc., 6.00% due 12/13/2013	A/A3	2,000,000	2,174,652
[a]CME Group Index Services, 4.40% due 3/15/2018	AA/Aa3	4,000,000	4,090,448
[c]Korea Development Bank, 8.00% due 1/23/2014	A/A1	3,000,000	3,423,999
MBNA Corp., 6.125% due 3/1/2013	A/A2	1,305,000	1,396,157
[a,c]National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,110,754
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,730,750

			81,753,947

ENERGY — 5.25%
ENERGY EQUIPMENT & SERVICES — 1.43%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A2	2,000,000	2,206,528
Nabors Industries, Inc., 9.25% due 1/15/2019	BBB/Baa2	4,000,000	5,042,204
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,303,232
OIL, GAS & CONSUMABLE FUELS — 3.82%
[c]BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,076,738
ConocoPhillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,085,380
[a]DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	1,500,000	1,933,356
[c]Enbridge, Inc., 5.80% due 6/15/2014	A-/Baa1	2,000,000	2,216,872
Energy Transfer Partners LP, 6.00% due 7/1/2013	BBB-/Baa3	1,000,000	1,086,398
Enterprise Products Partners LP, 5.20% due 9/1/2020	BBB-/Baa3	1,000,000	1,031,473
Enterprise Products Partners LP, 3.70% due 6/1/2015	BBB-/Baa3	1,000,000	1,030,288
[a]Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,044,116
[a,c]Lukoil International Finance BV, 6.125% due 11/9/2020	BBB-/Baa2	5,000,000	5,100,000
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	788,573
[c]Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	1,000,000	1,171,518
[a]Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	55,963
NuStar Logistics, 7.65% due 4/15/2018	BBB-/Baa3	3,000,000	3,502,515
[a]Semco Energy, Inc., 5.15% due 4/21/2020	BBB+/A3	3,000,000	3,064,311
[c]Shell International Finance, 3.10% due 6/28/2015	AA/Aa1	3,000,000	3,074,073
Sunoco Logistics Partner, 8.75% due 2/15/2014	NR/Baa2	5,000,000	5,668,960
Valero Logistics, 6.875% due 7/15/2012	BBB-/Baa3	2,700,000	2,859,454
[a,c]Woodside Finance Ltd., 8.125% due 3/1/2014	BBB+/Baa1	2,000,000	2,297,480
[a,c]Woodside Finance Ltd., 4.50% due 11/10/2014	BBB+/Baa1	1,500,000	1,588,707

			57,228,139

FOOD, BEVERAGE & TOBACCO — 1.75%
BEVERAGES — 0.46%
Anheuser-Busch Cos., Inc., 4.70% due 4/15/2012	BBB+/Baa1	1,000,000	1,039,785
Anheuser-Busch Cos., Inc., 4.375% due 1/15/2013	BBB+/Baa1	2,000,000	2,101,548
[a,c]Bacardi Ltd., 8.20% due 4/1/2019	BBB/Baa1	1,500,000	1,874,245
FOOD PRODUCTS — 0.19%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	998,288
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB-/Baa2	1,000,000	1,081,976
TOBACCO — 1.10%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,166,210
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	3,000,000	3,945,351
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,000,000	5,821,730

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
UST, Inc., 5.75% due 3/1/2018	BBB/NR	$1,000,000	$1,062,084

			19,091,217

HEALTH CARE EQUIPMENT & SERVICES — 0.20%
HEALTH CARE PROVIDERS & SERVICES — 0.20%
McKesson Corp., 6.50% due 2/15/2014	A-/Baa2	1,000,000	1,121,230
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,108,303

			2,229,533

HOTELS RESTAURANTS & LEISURE — 0.44%
HOTELS, RESTAURANTS & LEISURE — 0.44%
[a]Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,588,313
[a,c]TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,185,000

			4,773,313

INSURANCE — 4.99%
INSURANCE — 4.99%
Aflac, Inc., 8.50% due 5/15/2019	A-/A2	3,000,000	3,626,613
Alterra Finance LLC, 6.25% due 9/30/2020	BBB/Baa2	3,000,000	3,028,623
Aon Corp., 3.50% due 9/30/2015	BBB+/Baa2	1,000,000	1,003,502
CNA Financial Corp., 6.50% due 8/15/2016	BBB-/Baa3	2,035,000	2,220,914
Fidelity National Financial, 6.60% due 5/15/2017	BBB-/Baa3	6,000,000	6,207,024
[a]Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	1,058,005
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	1,000,000	1,043,115
[a]Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,049,762
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	1,050,764
[a]Met Life Global Funding I, 1.053% due 1/10/2014	AA-/Aa3	6,000,000	6,032,742
[c]Montpelier Re Holdings Ltd., 6.125% due 8/15/2013	BBB/NR	7,035,000	7,209,756
[a]Ohio National Financial Services, 6.375% due 4/30/2020	A/Baa1	1,000,000	1,054,477
[a]Pacific Life Global Funding CPI Floating Rate Note, 3.68% due 2/6/2016	A+/A1	8,000,000	8,082,960
[a,c]QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	7,000,000	6,509,419
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,228,730

			54,406,406

MATERIALS — 1.65%
CHEMICALS — 0.82%
[a]Chevron Phillips Chemical, 7.00% due 6/15/2014	BBB/Baa1	5,000,000	5,603,630
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	341,498
[a]Incitec Pivot Ltd., 4.00% due 12/7/2015	NR/NR	3,000,000	3,002,274
CONSTRUCTION MATERIALS — 0.45%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	4,150,000	4,884,322
METALS & MINING — 0.38%
[a,c]Anglo American Capital, 9.375% due 4/8/2014	BBB/Baa1	1,000,000	1,196,080
[c]Arcelormittal, 3.75% due 8/5/2015	BBB-/Baa3	3,000,000	3,029,685

			18,057,489

MEDIA — 0.97%
MEDIA — 0.97%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625% due 5/15/2016	BBB/Baa2	5,000,000	5,512,500
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,154,578
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,719,321

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Time Warner Co., Inc., 8.05% due 1/15/2016	BBB/Baa2	$200,000	$233,462

			10,619,861

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.60%
BIOTECHNOLOGY — 1.42%
Biogen Idec, Inc., 6.875% due 3/1/2018	BBB+/Baa3	10,000,000	11,328,340
Genzyme Corp., 3.625% due 6/15/2015	A-/Baa2	3,000,000	3,116,520
Genzyme Corp., 5.00% due 6/15/2020	A-/Baa2	1,000,000	1,062,005
PHARMACEUTICALS — 0.18%
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.346% due 2/1/2014	AA/A1	2,000,000	1,938,780

			17,445,645

REAL ESTATE — 0.39%
REAL ESTATE INVESTMENT TRUSTS — 0.39%
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB/Baa2	4,000,000	4,276,192

			4,276,192

RETAILING — 0.87%
SPECIALTY RETAIL — 0.87%
Best Buy Co., Inc., 3.75% due 3/15/2016	BBB-/Baa2	3,000,000	2,961,282
Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	2,500,000	2,733,320
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,800,849
Staples, Inc., 7.75% due 4/1/2011	BBB/Baa2	2,000,000	2,000,000

			9,495,451

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.01%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.01%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	10,000,000	11,028,740

			11,028,740

SOFTWARE & SERVICES — 1.50%
INFORMATION TECHNOLOGY SERVICES — 1.08%
Computer Sciences Corp., 5.50% due 3/15/2013	A-/Baa1	1,000,000	1,063,703
Computer Sciences Corp., 6.50% due 3/15/2018	A-/Baa1	6,000,000	6,519,606
Electronic Data Systems Corp., 6.00% due 8/1/2013	A/A2	1,000,000	1,101,447
[a]SAIC, Inc., 4.45% due 12/1/2020	A-/A3	2,000,000	2,012,422
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,111,884
SOFTWARE — 0.42%
BMC Software, Inc., 7.25% due 6/1/2018	BBB+/Baa2	4,000,000	4,550,832

			16,359,894

TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
COMPUTERS & PERIPHERALS — 0.05%
Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	551,696

			551,696

TELECOMMUNICATION SERVICES — 2.32%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.08%
AT&T, Inc., 4.85% due 2/15/2014	A-/A2	1,000,000	1,081,429
Cellco Partnership, 3.75% due 5/20/2011	A-/A2	1,000,000	1,004,222

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Cellco Partnership Floating Rate Note, 2.914% due 5/20/2011	A-/A2	$2,000,000	$2,006,546
[a,b]Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa1	4,472,178	4,752,848
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,460,236
[a,c]Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,096,250
[a,c]Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	482,500
[c]Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,221,088
[c]Telefonica Emisiones SAU, 6.421% due 6/20/2016	A-/Baa1	5,000,000	5,555,990
WIRELESS TELECOMMUNICATION SERVICES — 0.24%
[a,b]Richland Towers, 4.606% due 3/15/2016	NR/NR	2,750,000	2,653,750

			25,314,859

TRANSPORTATION — 0.84%
AIR FREIGHT & LOGISTICS — 0.04%
FedEx Corp., 8.76% due 5/22/2015	BBB/Baa1	397,958	438,727
AIRLINES — 0.52%
[a]Aviation Capital Group, 6.75% due 4/6/2021	NR/NR	3,000,000	3,000,000
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	BBB+/Baa2	132,891	141,196
Delta Air Lines, Inc., 6.20% due 7/2/2018	A-/Baa2	2,470,730	2,563,383
ROAD & RAIL — 0.28%
[a,c]Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa3	2,000,000	1,989,160
GATX Corp., 4.75% due 5/15/2015	BBB/Baa1	1,000,000	1,043,935

			9,176,401

UTILITIES — 6.90%
ELECTRIC UTILITIES — 4.32%
Centerpoint Energy, 7.00% due 3/1/2014	BBB+/A3	2,000,000	2,268,052
Commonwealth Edison Co., 6.15% due 3/15/2012	A-/Baa1	910,000	955,258
[a,c]E. ON International Finance BV, 5.80% due 4/30/2018	A/A2	2,000,000	2,224,400
[a,c]Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,369,544
Empire District Electric Co., 4.65% due 5/28/2020	BBB+/A3	3,000,000	2,987,886
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,247,828
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	2,000,000	2,329,306
Entergy Texas, Inc., 3.60% due 6/1/2015	BBB+/Baa2	3,000,000	3,036,801
[a]Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: Natl-Re)	A-/A3	3,245,677	3,541,747
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	969,869
[a,c]Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	A-/A3	6,000,000	6,090,474
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,135,433
[a,c]Korea Southern Power Co., 5.375% due 4/18/2013	A/A1	1,000,000	1,054,460
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,660,485
[a]Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	2,200,000	2,356,299
MP Environmental, 4.982% due 7/1/2014	AAA/Aaa	2,548,051	2,606,414
[a]Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa2	4,000,000	3,951,280
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,182,157
[c]TransAlta Corp., 4.75% due 1/15/2015	BBB/Baa2	2,000,000	2,125,438
GAS UTILITIES — 0.19%
[a]Maritimes & North East Pipeline, 7.50% due 5/31/2014	BBB/Baa3	1,877,800	2,031,104
MULTI-UTILITIES — 2.39%
Ameren Energy Generating Co., 7.00% due 4/15/2018	BBB-/Ba1	2,000,000	2,027,110
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,132,885
Dominion Resources, Inc., 8.875% due 1/15/2019	A-/Baa2	1,000,000	1,276,457
[a]Enogex LLC, 6.875% due 7/15/2014	BBB+/Baa3	4,000,000	4,380,448
[a]Enogex LLC, 6.25% due 3/15/2020	BBB+/Baa3	2,500,000	2,685,028
[a]Power Receivables Financing LLC, 6.29% due 1/1/2012	NR/NR	1,920,022	1,921,174

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c]Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	NR/A3	$5,000,000	$5,356,250
Union Electric Co., 4.65% due 10/1/2013	BBB+/A3	2,000,000	2,140,398
Wisconsin Public Service Corp., 6.125% due 8/1/2011	A/Aa3	1,150,000	1,170,234

			75,214,219

TOTAL CORPORATE BONDS (Cost $569,283,144)			592,296,809

CONVERTIBLE BONDS — 1.32%
DIVERSIFIED FINANCIALS — 1.32%
CAPITAL MARKETS — 1.32%
[a]Prospect Capital Corp., 6.25% due 12/15/2015	BBB/NR	5,000,000	5,481,250
[a]Apollo Investment Corp., 5.75% due 1/15/2016	BBB/NR	8,500,000	8,925,000

TOTAL CONVERTIBLE BONDS (Cost $13,376,571)			14,406,250

MUNICIPAL BONDS — 11.74%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	BBB/Baa1	1,270,000	1,276,553
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: AGM)	AA+/Aa3	120,000	125,879
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A3	5,000,000	4,981,350
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	A/A1	2,340,000	2,249,582
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	A/A1	3,270,000	3,047,705
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,177,541
California Health Facilities Financing Authority, 6.76% due 2/1/2019	NR/NR	3,905,000	3,953,930
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AAA/NR	4,000,000	3,867,920
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,070,364
Camden County, New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	2,943,083
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	4,788,350
Chicago Illinois Board of Education GO, 3.40% due 12/1/2015	AA-/Aa2	1,500,000	1,434,405
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	BBB-/NR	555,000	556,010
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,935,000	3,921,346
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: AGM)	NR/Aa3	150,000	154,109
Florida State Board of Education, 3.60% due 6/1/2015	AAA/NR	3,000,000	3,113,580
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,172,623
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,744,225
Green Bay Wisconsin, 4.875% due 4/1/2011 (Insured: Natl-Re)	NR/Aa1	365,000	365,000
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: Natl-Re)	NR/A1	315,000	317,822
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: AGM)	AA+/Aa3	1,385,000	1,457,463
Illinois Finance Authority Revenue Bonds, 5.629% due 7/1/2016 (Insured: Syncora)	A+/NR	2,030,000	2,047,783
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,043,600
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020	A+/A2	10,000,000	9,523,700
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	A+/A1	3,000,000	2,847,270
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	NR/Baa3	2,120,000	2,017,731
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,495,000	1,540,822
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,492,308
[a]Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	NR/NR	1,325,000	1,272,106
Mississippi Development Bank Special Obligation, 5.21% due 7/1/2013 (Insured: AGM)	AA+/NR	1,200,000	1,282,656
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/NR	25,000	25,296
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	NR/Aaa	230,000	239,159
New York City Transitional Finance Authority Revenue, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,446,525
New York State Urban Development Corp., 4.75% due 12/15/2011	AAA/NR	1,400,000	1,427,286
Newark New Jersey, 4.70% due 4/1/2011 (Insured: Natl-Re)	NR/Aa3	845,000	845,000
North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,050,380

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	$4,200,000	$4,335,450
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,525,527
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: Natl-Re)	AA/Aa2	550,000	559,114
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,352,355
Port St. Lucie Florida Lease Revenue, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,471,661
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,570,000	2,338,469
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA/Aa2	2,000,000	2,112,340
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	2,165,000	2,060,344
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/A1	6,500,000	6,974,825
San Jose California Redevelopment Agency Tax Allocation, 3.447% due 8/1/2013	A/A1	1,000,000	996,350
San Jose California Redevelopment Agency Tax Allocation, 4.281% due 8/1/2014	A/A1	750,000	746,235
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,950,000	4,403,973
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	4,854,100
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	NR/NR	1,500,000	1,531,530
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: AGM)	NR/Aa3	355,000	364,379
Victor New York, 9.20% due 5/1/2014	NR/NR	710,000	730,015
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,010,000	1,823,251

TOTAL MUNICIPAL BONDS (Cost $128,929,301)			128,000,380

SHORT TERM INVESTMENTS — 3.27%
Chicago GO, 0.35% due 1/1/2040 put 4/7/2011 (Insured: AGM) (weekly demand notes)	AAA/Aa3	6,000,000	6,000,000
Wellpoint, Inc., 0.20% due 4/1/2011	NR/NR	29,700,000	29,700,000

TOTAL SHORT TERM INVESTMENTS (Cost $35,700,000)			35,700,000

TOTAL INVESTMENTS — 98.83% (Cost $1,055,295,969)			$1,077,671,297
OTHER ASSETS LESS LIABILITIES — 1.17%			12,796,714

NET ASSETS — 100.00%			$1,090,468,011

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the aggregate value of these securities in the Fund’s portfolio was $313,612,347, representing 28.76% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond – Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

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Certified Semi-Annual Report    29

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $317,999,506 and $1,055,295,969) (Note 2)	$325,431,899	$1,077,671,297
Cash	11,706,979	426,139
Receivable for investments sold	—	18,680,957
Receivable for fund shares sold	4,133,241	5,282,248
Interest receivable	1,826,265	11,082,372
Prepaid expenses and other assets	433,984	53,659

Total Assets	343,532,368	1,113,196,672

LIABILITIES
Payable for securities purchased	—	17,758,211
Payable for fund shares redeemed	976,322	3,450,014
Payable to investment advisor and other affiliates (Note 3)	226,138	744,516
Accounts payable and accrued expenses	—	86,926
Dividends payable	190,268	688,994

Total Liabilities	1,392,728	22,728,661

NET ASSETS	$342,139,640	$1,090,468,011

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$(443,099)	$108,590
Net unrealized appreciation on investments	7,432,393	22,375,328
Accumulated net realized gain (loss)	328,780	6,919,657
Net capital paid in on shares of beneficial interest	334,821,566	1,061,064,436

	$342,139,640	$1,090,468,011

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($183,827,515 and $454,631,022 applicable to 13,445,270 and 34,543,332 shares of beneficial interest outstanding - Note 4)	$13.67	$13.16
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$13.88	$13.36

Class B Shares:
Net asset value and offering price per share * ($3,972,253 applicable to 291,188 shares of beneficial interest outstanding - Note 4)	$13.64	$—

Class C Shares:
Net asset value and offering price per share * ($91,451,012 and $288,928,049 applicable to 6,648,364 and 21,988,621 shares of beneficial interest outstanding - Note 4)	$13.76	$13.14

Class I Shares:
Net asset value, offering and redemption price per share ($50,656,145 and $324,198,721 applicable to 3,705,365 and 24,628,500 shares of beneficial interest outstanding - Note 4)	$13.67	$13.16

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,232,715 and $22,710,219 applicable to 894,191 and 1,724,374 shares of beneficial interest outstanding - Note 4)	$13.68	$13.17

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2011 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $678,158 and $1,724,250)	$6,060,144	$24,135,349

EXPENSES:
Investment advisory fees (Note 3)	656,005	2,487,458
Administration fees (Note 3)
Class A Shares	114,555	284,856
Class B Shares	2,868	—
Class C Shares	60,512	170,407
Class I Shares	13,207	77,103
Class R3 Shares	7,717	12,443
Distribution and service fees (Note 3)
Class A Shares	229,109	569,713
Class B Shares	22,563	—
Class C Shares	240,719	681,818
Class R3 Shares	30,837	49,865
Transfer agent fees
Class A Shares	78,994	196,004
Class B Shares	5,118	—
Class C Shares	48,806	123,042
Class I Shares	17,291	88,236
Class R3 Shares	5,279	6,431
Registration and filing fees
Class A Shares	10,134	17,624
Class B Shares	9,148	—
Class C Shares	10,648	13,934
Class I Shares	11,611	17,621
Class R3 Shares	9,704	10,551
Custodian fees (Note 3)	48,554	73,466
Professional fees	17,360	22,792
Accounting fees	5,230	15,585
Trustee fees	3,858	12,780
Other expenses	18,641	56,814

Total Expenses	1,678,468	4,988,543
Less:
Expenses reimbursed by investment advisor (Note 3)	(18,132)	(66,846)
Fees paid indirectly (Note 3)	(21,381)	(1,647)

Net Expenses	1,638,955	4,920,050

Net Investment Income	$4,421,189	$19,215,299

32    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2011 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$599,493	$7,578,004
Net change in unrealized appreciation (depreciation) of investments	(6,638,571)	(24,051,430)

Net Realized and Unrealized Loss	(6,039,078)	(16,473,426)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,617,889)	$2,741,873

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$4,421,189	$8,134,424
Net realized gain (loss) on investments	599,493	399,593
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,638,571)	4,944,595

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,617,889)	13,478,612

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,856,075)	(4,787,505)
Class B Shares	(42,710)	(93,775)
Class C Shares	(1,379,110)	(2,336,691)
Class I Shares	(905,402)	(1,098,052)
Class R3 Shares	(186,467)	(281,351)
From realized gains
Class A Shares	—	(656,646)
Class B Shares	—	(24,928)
Class C Shares	—	(362,681)
Class I Shares	—	(121,390)
Class R3 Shares	—	(36,511)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,987,129)	44,591,116
Class B Shares	(1,151,452)	(791,168)
Class C Shares	(6,021,552)	18,334,888
Class I Shares	(3,695,741)	30,071,156
Class R3 Shares	(155,687)	4,880,471

Net Increase (Decrease) in Net Assets	(19,999,214)	100,765,545

NET ASSETS:
Beginning of Period	362,138,854	261,373,309

End of Period	$342,139,640	$362,138,854

Undistributed net investment income	$—	$505,476

*	Unaudited

See notes to financial statements.

34    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$19,215,299	$29,111,142
Net realized gain (loss) on investments	7,578,004	6,846,697
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(24,051,430)	29,472,905

Net Increase (Decrease) in Net Assets Resulting from Operations	2,741,873	65,430,744

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,361,437)	(13,393,395)
Class C Shares	(4,663,978)	(6,421,751)
Class I Shares	(6,187,910)	(8,976,616)
Class R3 Shares	(362,918)	(570,120)
From realized gains
Class A Shares	(1,414,228)	—
Class C Shares	(830,699)	—
Class I Shares	(945,122)	—
Class R3 Shares	(55,975)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	3,872,860	199,893,182
Class C Shares	36,183,867	131,265,249
Class I Shares	34,623,857	139,106,146
Class R3 Shares	4,267,259	7,986,395

Net Increase in Net Assets	58,867,449	514,319,834

NET ASSETS:
Beginning of Period	1,031,600,562	517,280,728

End of Period	$1,090,468,011	$1,031,600,562

Undistributed net investment income	$108,590	$469,534

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has five classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3). The Government Fund no longer offers Class B shares for sale. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$36,497,533	$36,497,533	$—	$—
U.S. Government Agencies	76,080,375	—	72,278,899	3,801,476
Mortgage Backed	212,853,991	—	212,853,991	—

Total Investments in Securities	$325,431,899	$36,497,533	$285,132,890	$3,801,476

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 3/31/2011
Investments in Securities(a)	$7,171,456	$—	$(172,098)	$(528)	$(208,997)	$(2,988,357)	$3,801,476

(a) Level 3 Securities represent 1.11% of Total Net Assets at the period ended March 31, 2011.

(b) Net transfers out of Level 3 were to Level 2, and were due to a change in other significant observable inputs existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the invest

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$17,195,606	$17,195,606	$—	$—
U.S. Government Agencies	37,269,549	—	34,745,845	2,523,704
Other Government	24,936,399	—	18,927,279	6,009,120
Mortgage Backed	139,772,859	—	139,772,859	—
Asset Backed Securities	88,093,445	—	85,085,945	3,007,500
Corporate Bonds	592,296,809	—	578,353,098	13,943,711
Convertible Bonds	14,406,250	—	14,406,250	—
Municipal Bonds	128,000,380	—	128,000,380	—
Short Term Investments	35,700,000	—	35,700,000	—

Total Investments in Securities	$1,077,671,297	$17,195,606	$1,034,991,656	$25,484,035

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the period ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 3/31/2011
Investments in Securities(a)	$15,214,529	$18,542,361	$(572,928)	$786	$(229,821)	$(7,470,892)	$25,484,035

(a) Level 3 Securities represent 2.34% of Total Net Assets at the period ended March 31, 2011.

(b) Net transfers out of Level 3 were to Level 2, and were due to a change in other significant observable inputs existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

Other Notes: It is the policy of the Funds to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Funds recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of each Funds financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2011, the Advisor voluntarily or contractually reimbursed certain class specific expenses and administrative fees of $18,132 for the Class R3 shares, of the Government Fund and $15,384, $20,249, $213 and $31,000 for the Class A, C, I and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Funds that they earned net commissions aggregating $1,010 from the sale of Class A shares of the Government Fund, $1,937 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $8,582 and $30,861 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statements of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2011, fees paid indirectly were $21,381 for the Government Fund and $1,647 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended		Year Ended
	March 31, 2011 (Unaudited)		September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,768,789	$38,097,309	6,863,872	$94,820,720
Shares issued to shareholders in reinvestment of dividends	158,473	2,183,410	312,811	4,320,057
Shares repurchased	(3,070,333)	(42,267,848)	(3,954,815)	(54,549,661)

Net Increase (Decrease)	(143,071)	$(1,987,129)	3,221,868	$44,591,116

Class B Shares
Shares sold	10,794	$148,558	112,354	$1,549,558
Shares issued to shareholders in reinvestment of dividends	2,710	37,272	7,093	97,704
Shares repurchased	(97,186)	(1,337,282)	(177,244)	(2,438,430)

Net Increase (Decrease)	(83,682)	$(1,151,452)	(57,797)	$(791,168)

Class C Shares
Shares sold	1,174,625	$16,322,933	3,854,657	$53,551,771
Shares issued to shareholders in reinvestment of dividends	71,705	993,778	140,523	1,952,489
Shares repurchased	(1,686,053)	(23,338,263)	(2,679,800)	(37,169,372)

Net Increase (Decrease)	(439,723)	$(6,021,552)	1,315,380	$18,334,888

Class I Shares
Shares sold	633,840	$8,728,316	3,198,552	$44,258,618
Shares issued to shareholders in reinvestment of dividends	49,335	679,467	56,148	776,441
Shares repurchased	(951,296)	(13,103,524)	(1,087,186)	(14,963,903)

Net Increase (Decrease)	(268,121)	$(3,695,741)	2,167,514	$30,071,156

Class R3 Shares
Shares sold	158,227	$2,174,839	565,861	$7,827,234
Shares issued to shareholders in reinvestment of dividends	13,062	179,999	22,746	314,344
Shares repurchased	(182,488)	(2,510,525)	(236,222)	(3,261,107)

Net Increase (Decrease)	(11,199)	$(155,687)	352,385	$4,880,471

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

INCOME FUND

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,716,232	$102,201,482	21,879,703	$285,979,591
Shares issued to shareholders in reinvestment of dividends	601,713	7,959,677	831,439	10,905,086
Shares repurchased	(8,045,695)	(106,288,299)	(7,414,765)	(96,991,495)

Net Increase (Decrease)	272,250	$3,872,860	15,296,377	$199,893,182

Class C Shares
Shares sold	5,518,483	$72,946,862	12,001,955	$156,815,343
Shares issued to shareholders in reinvestment of dividends	293,978	3,882,006	339,961	4,453,016
Shares repurchased	(3,086,241)	(40,645,001)	(2,299,042)	(30,003,110)

Net Increase (Decrease)	2,726,220	$36,183,867	10,042,874	$131,265,249

Class I Shares
Shares sold	8,034,983	$106,248,513	15,971,676	$209,108,311
Shares issued to shareholders in reinvestment of dividends	435,020	5,753,851	538,856	7,069,519
Shares repurchased	(5,870,450)	(77,378,507)	(5,881,124)	(77,071,684)

Net Increase (Decrease)	2,599,553	$34,623,857	10,629,408	$139,106,146

Class R3 Shares
Shares sold	725,120	$9,552,327	1,088,310	$14,252,821
Shares issued to shareholders in reinvestment of dividends	30,008	397,090	41,086	538,934
Shares repurchased	(429,392)	(5,682,158)	(517,688)	(6,805,360)

Net Increase (Decrease)	325,736	$4,267,259	611,708	$7,986,395

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $56,621,371 and $23,706,105, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $277,962,329 and $154,199,517, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$317,999,506	$1,055,295,969

Gross unrealized appreciation on a tax basis	$8,780,771	$32,343,951
Gross unrealized depreciation on a tax basis	(1,348,378)	(9,968,623)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,432,393	$22,375,328

Certified Semi-Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

At March 31, 2011, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $253,397. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Government Fund had tax basis capital losses of $17,316, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2018.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

42    Certified Semi-Annual Report

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Certified Semi-Annual Report    43

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.94	0.18	(0.24)	(0.06)	(0.21)	—	(0.21)	$13.67	2.58	(d)	0.90	(d)	0.89	(d)	0.90	(d)	(0.40)	7.33	$183,828
2010(c)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
2009(c)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
2008(c)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39		0.95		0.93		0.95		5.75	19.61	$123,625
2007(c)	$12.75	0.40	0.23	0.63	(0.41)	—	(0.41)	$12.97	3.13		0.98		0.97		0.99		5.03	43.35	$91,561
2006(c)	$12.76	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.75	2.90		0.99		0.96		0.99		2.87	7.47	$106,913
Class B Shares
2011(b)	$13.91	0.09	(0.23)	(0.14)	(0.13)	—	(0.13)	$13.64	1.31	(d)	2.16	(d)	2.15	(d)	2.16	(d)	(1.03)	7.33	$3,972
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08		2.26		2.25		2.26		4.37	19.61	$5,147
2007	$12.72	0.22	0.23	0.45	(0.23)	—	(0.23)	$12.94	1.73		2.40		2.39		2.63		3.55	43.35	$2,586
2006	$12.73	0.18	(0.01)	0.17	(0.18)	—	(0.18)	$12.72	1.41		2.51		2.48		3.21		1.32	7.47	$2,476
Class C Shares
2011(b)	$14.03	0.16	(0.23)	(0.07)	(0.20)	—	(0.20)	$13.76	2.30	(d)	1.17	(d)	1.16	(d)	1.17	(d)	(0.52)	7.33	$91,451
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10		1.24		1.22		1.75		5.51	19.61	$63,998
2007	$12.83	0.37	0.22	0.59	(0.38)	—	(0.38)	$13.04	2.88		1.25		1.24		1.80		4.66	43.35	$25,566
2006	$12.84	0.34	(0.01)	0.33	(0.34)	—	(0.34)	$12.83	2.63		1.26		1.23		1.79		2.60	7.47	$25,132
Class I Shares
2011(b)	$13.94	0.20	(0.23)	(0.03)	(0.24)	—	(0.24)	$13.67	2.89	(d)	0.59	(d)	0.58	(d)	0.59	(d)	(0.25)	7.33	$50,656
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68		0.66		0.64		0.67		6.06	19.61	$21,275
2007	$12.75	0.44	0.23	0.67	(0.45)	—	(0.45)	$12.97	3.45		0.68		0.67		0.74		5.35	43.35	$15,963
2006	$12.76	0.41	(0.01)	0.40	(0.41)	—	(0.41)	$12.75	3.22		0.68		0.65		0.78		3.19	7.47	$14,900
Class R3 Shares
2011(b)	$13.95	0.17	(0.23)	(0.06)	(0.21)	—	(0.21)	$13.68	2.48	(d)	1.00	(d)	0.99	(d)	1.30	(d)	(0.45)	7.33	$12,233
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33		1.01		0.99		1.47		5.77	19.61	$6,367
2007	$12.76	0.40	0.22	0.62	(0.41)	—	(0.41)	$12.97	3.15		1.00		0.99		1.64		4.93	43.35	$4,398
2006	$12.77	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.76	2.90		1.00		0.97		1.55		2.86	7.47	$3,591

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44 Certified Semi-Annual Report	Certified Semi-Annual Report 45

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.41	0.24	(0.21)	0.03	(0.24)	(0.04)	(0.28)	$13.16	3.60	(d)	0.97	(d)	0.97	(d)	0.97	(d)	0.25	16.99	$454,631
2010(c)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,531
2009(c)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
2008(c)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38		0.99		0.99		1.03		0.44	42.84	$134,372
2007(c)	$12.37	0.50	0.04	0.54	(0.51)	—	(0.51)	$12.40	4.07		1.00		0.99		1.08		4.43	41.55	$155,021
2006(c)	$12.51	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.37	4.05		1.00		0.99		1.09		2.96	6.77	$190,670
Class C Shares
2011(b)	$13.39	0.22	(0.20)	0.02	(0.23)	(0.04)	(0.27)	$13.14	3.35	(d)	1.22	(d)	1.22	(d)	1.23	(d)	0.12	16.99	$288,928
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15		1.24		1.24		1.83		0.18	42.84	$57,114
2007	$12.35	0.47	0.03	0.50	(0.47)	—	(0.47)	$12.38	3.82		1.24		1.24		1.89		4.17	41.55	$40,769
2006	$12.49	0.47	(0.14)	0.33	(0.47)	—	(0.47)	$12.35	3.79		1.25		1.24		1.87		2.71	6.77	$44,361
Class I Shares
2011(b)	$13.41	0.26	(0.21)	0.05	(0.26)	(0.04)	(0.30)	$13.16	3.95	(d)	0.62	(d)	0.62	(d)	0.62	(d)	0.42	16.99	$324,199
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72		0.66		0.66		0.67		0.77	42.84	$118,222
2007	$12.37	0.54	0.04	0.58	(0.55)	—	(0.55)	$12.40	4.39		0.67		0.67		0.72		4.76	41.55	$103,530
2006	$12.51	0.54	(0.14)	0.40	(0.54)	—	(0.54)	$12.37	4.38		0.68		0.67		0.72		3.30	6.77	$111,535
Class R3 Shares
2011(b)	$13.42	0.24	(0.21)	0.03	(0.24)	(0.04)	(0.28)	$13.17	3.58	(d)	0.99	(d)	0.99	(d)	1.30	(d)	0.24	16.99	$22,710
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42		0.99		0.99		1.52		0.44	42.84	$9,712
2007	$12.38	0.50	0.03	0.53	(0.51)	—	(0.51)	$12.40	4.09		0.99		0.99		1.71		4.34	41.55	$6,191
2006	$12.52	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.38	4.07		1.00		0.99		1.79		2.97	6.77	$3,331

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

46 Certified Semi-Annual Report	Certified Semi-Annual Report 47

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$996.00	$4.42
Hypothetical*	$1,000.00	$1,020.50	$4.48
Class B Shares
Actual	$1,000.00	$989.70	$10.65
Hypothetical*	$1,000.00	$1,014.23	$10.78
Class C Shares
Actual	$1,000.00	$994.80	$5.78
Hypothetical*	$1,000.00	$1,019.14	$5.85
Class I Shares
Actual	$1,000.00	$997.50	$2.87
Hypothetical*	$1,000.00	$1,022.06	$2.90
Class R3 Shares
Actual	$1,000.00	$995.50	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.98

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,002.50	$4.83
Hypothetical*	$1,000.00	$1,020.11	$4.87
Class C Shares
Actual	$1,000.00	$1,001.20	$6.06
Hypothetical*	$1,000.00	$1,018.87	$6.12
Class I Shares
Actual	$1,000.00	$1,004.20	$3.11
Hypothetical*	$1,000.00	$1,021.82	$3.14
Class R3 Shares
Actual	$1,000.00	$1,002.40	$4.94
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.89%; B: 2.15%; C: 1.16%; I: 0.58%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.22%; I: 0.62%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

48    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    49

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH174	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

QE2 or Quantitative Easing 2 – The second round of the Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08. QE2 was initiated in the fourth quarter of 2010 in order to jump-start the sluggish economic recovery.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Portfolio Overview

Thornburg Strategic Income Fund

Many investors are in need of significant income and typically turn to “high yield” funds to find notable dividends. The simple yield statistic is potentially quite misleading. At Thornburg Investment Management, we believe we have a better income-generation mousetrap in the form of our Strategic Income Fund, which has a goal of high but sustainable income, without resorting solely to the below investment grade portion of the taxable fixed income universe.

The idea behind this fund is that “high yield,” in the context of a fund type, is not an investment goal but an asset type. Most taxable high-yield funds are solely focused on below investment grade corporate bonds. This focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in multiple investment climates. Below investment grade corporate bonds represent less than 2% of the total taxable investment universe. There is no reason to ignore huge chunks of the market merely because they

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.35%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.25%.

QUARTERLY DIVIDEND HISTORY

Class A

Year	Q1		Q2		Q3		Q4		Total
2008	15.2	¢	18.3	¢	19.0	¢	20.5	¢	73.0	¢
2009	17.0	¢	19.0	¢	20.8	¢	22.0	¢	78.8	¢
2010	18.8	¢	20.5	¢	19.8	¢	22.0	¢	81.1	¢
2011	17.8	¢

30-DAY YIELDS, Class A

As of 3/31/11

SEC Yield	4.92%
Annualized Distribution Yield	5.54%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 4.89% and the Annualized Distribution Yield would have been 5.51%.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/19/07)
Without sales charge	12.33%	9.34%	9.11%
With sales charge	7.25%	7.68%	7.59%
Barclays U.S. Universal Index (Since 12/19/07)	5.73%	5.67%	5.82%
Blended Index (Since 12/19/07)	7.07%	4.61%	4.42%
Blended Index: 80% Barclays Capital Aggregate Bond Index/20% MSCI World Index

4    This page is not part of the Semi-Annual Report.

do not have a very low credit quality, in fact, quite the opposite. By constantly sifting through the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this is likely to lead to a more stable fund with a robust yield.

This is the reason that our Strategic Income Fund has a much larger purview than a typical “high yield” fund. Though we are currently focused on corporate bonds, that focus is a result of our belief that corporate balance sheets are currently the most attractive bond investment. Given the choice between government bonds, asset-backed bonds (mortgages, commercial mortgage, auto loans, etc.) and corporate bonds, we’re skewing towards corporates.

The Thornburg Strategic Income Fund even has a small allocation to equity securities. As such, the occasional “bond-like equity,” which typically exhibits little growth but potentially terrific income generation, is attractive. While adding equities to what is primarily a bond fund can add volatility (which we work hard to mitigate), we can find no good reason why we should ignore an asset class that can potentially be another diverse source of income for the Fund. Thornburg Investment Management has always tried to “go where the value is.” It is a mantra of ours across our funds, regardless of the asset classes in which we invest.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Fixed Income Statistics		Equity Statistics
Weighted Average Coupon	7.5%	Portfolio P/E (12-mo. trailing)	9.61
Average Maturity	7.8 yrs	Median Market Cap	$5.5 B
Effective Duration	3.4 yrs	Equity & Pref. Equity Holdings	25
Bond Holdings	216

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

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Thornburg Strategic Income Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 17, 2011

Dear Fellow Shareholder:

We are very pleased to present the Semi-Annual Report for the Thornburg Strategic Income Fund for the six months ended March 31, 2011. The net asset value (NAV) of a Class A share of the Fund increased 3 cents to $12.38 since September 30, 2010. If you were invested for the entire period, you received dividends of 39.8 cents per share. If you reinvested your dividends, you received 40.1 cents per share. Dividends per share were lower for Class C and higher for Class I shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 5.93% (at NAV) since September 30, 2010. The Blended Index of 80% of the Barclays Capital Aggregate Bond Index and 20% of the MSCI World Index produced a 2.04% total return and the Barclays Capital U.S. Universal Index produced a negative 0.37% in total return over the same time period. These indices reflect no deduction for fees, expenses, or taxes.
We continue to navigate a volatile environment in both the global fixed income and equity markets. While we believe we are well positioned to continue to pursue the Fund’s primary goal, which is a relatively high income stream, the market price environment has changed quite dramatically from even 12 months ago. As a result, our posture with regard to the marketplace continues to change as detailed below. Though we do not believe that the past year’s returns are available in many markets for 2011, we remain focused on achieving the best income returns possible for a reasonable level of risk.
The various markets in which we participate have continued to appreciate in price and depreciate in available yield. With our mandate of strong and sustainable income, we are finding opportunities notably fewer and further between. In addition, we are increasingly aware of other market participants engaging in risky behavior without regard to the consequence. In fact, with default rates on below investment grade bonds (as one example) approaching all time lows, it isn’t surprising that yields on those same securities are also approaching all time lows. That said, investing is a forward looking activity (or should be). We believe that a large driver of lower default rates is the easy money policy of the Federal Reserve (the Fed), which is pumping large amounts of liquidity (money at zero percent interest rates) into the global economy. The United

Certified Semi-Annual Report     7

Letter to Shareholders,

Continued

States continues to drag along with a legacy of large consumer debt and growing government debt. Housing prices are falling and the overall level of employment is bumping along the bottom. It is an open question whether the Fed will blink in the face of a renewed slowdown in U.S. economic activity as it did toward the end of 2010. On the other hand, perhaps the U.S. economy is healthy enough to justify the optimism indicated by market prices and will take the “handoff” from the Fed at the end of QE2 and continue to run. We remain cautious.

With regard to market movements, we are pleased to have participated in a good portion of the “risk on” market rally of the past several years. We feel as though our individual asset selection has also been a significant benefit to shareholders. Going forward, the environment for total returns is not as favorable, yet we believe that our asset selection, as well as our portfolio positioning, will continue to allow us to provide our shareholders with a strong and sustainable income stream with a good balance of risk and reward. We have been moving the portfolio to a more liquid position with a shorter duration to be better able to take advantage of interesting opportunities in the future. At the same time, though the Fed’s injection of liquidity has revved all risk markets to very hot levels, we still feel that deep security analysis and a disdain for what investors “have” to do allows us to invest well and appropriately within our mandate. We are unlikely to be the highest-yielding portfolio, but our broad purview certainly comes in handy in finding the best risk-reward in the marketplace. We continue to find what we believe are good stories and interesting risk-reward in various pockets of the marketplace. This has always been the investment style of Thornburg Investment Management, and this Fund is a great beneficiary of that legacy.

As we said in our last letter, we expect consumer spending to remain muted as leverage comes down and savings rates climb. This is healthy in the long term, but a headwind in the short term. Despite recent actions in government and the return of risk-seeking behavior by corporations, we expect leverage in general, for the investment community, corporations, and individuals, to decline. Again, this is healthy in the sense that it makes the “system” more robust, but it also hampers returns relative to the past decade. We believe generally this is to the advantage of shareholders of the Strategic Income Fund.

For these reasons, we believe that remaining invested in income producing assets is crucial. While many market participants are caught between running for the safety of U.S. Treasuries in bad times and swapping out for notably riskier assets in good times, this portfolio should enjoy continued compounding of interesting yields. The Fund could certainly print a higher yield, but we aim for a sustainable income stream. The default environment is favorable, but the speculative fervor of the market makes us wary of a heavier weighting in speculative grade corporates and a downgrading of the credit quality of the portfolio. Instead, selectively investing in good quality assets and keeping an eye on income production is this Fund’s goal. It is a mindset which we believe will serve our shareholders over time and across many different environments.

Thank you very much for investing in our Fund. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety

8    Certified Semi-Annual Report

of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

Jason H. Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report     9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Utilities	10.5%	Health Care Equipment & Services	1.2%
Energy	9.1%	Consumer Services	0.9%
Banks	8.7%	Retailing	0.8%
Insurance	8.4%	Consumer Durables & Apparel	0.8%
Transportation	7.8%	Food & Staples Retailing	0.5%
Diversified Financials	6.6%	Industrials	0.4%
Telecommunication Services	6.0%	Semiconductors & Semiconductor Equipment	0.4%
Capital Goods	5.8%	Commercial & Professional Services	0.4%
Food, Beverage & Tobacco	3.2%	Automobiles & Components	0.2%
Media	2.7%	Other Non-Classified Securities:
Real Estate	2.5%	Municipal Bonds	4.7%
Miscellaneous	2.1%	Asset Backed Securities	3.6%
Technology Hardware & Equipment	2.0%	U.S. Treasury Securities	0.8%
Software & Services	1.7%	Other Securities	0.7%
Materials	1.6%	U.S. Government Agencies	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	1.4%	Other Assets & Cash Equivalents	4.0%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11

United States	71.1%	Czech Republic	0.6%
Australia	4.0%	Germany	0.5%
Bermuda	3.2%	Trinidad and Tobago	0.5%
Canada	3.1%	Indonesia	0.5%
Norway	1.3%	Mexico	0.4%
Brazil	1.3%	France	0.2%
Cayman Islands	1.2%	Ireland	0.2%
Japan	1.1%	Belgium	0.2%
Spain	1.0%	Switzerland	0.1%
United Kingdom	0.9%	Chile	0.1%
South Korea	0.9%	Singapore	0.1%
United Arab Emirates	0.8%	Greece	0.1%
Italy	0.8%	Iceland*	0.0%
Russia	0.6%	China*	0.0%
Netherlands	0.6%	Other Assets & Cash Equivalents	4.0%
Luxembourg	0.6%	* Country percentage was less than 0.1%.

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 5.15%

CONSUMER SERVICES — 0.07%
HOTELS, RESTAURANTS & LEISURE — 0.07%
OPAP SA	8,300	$177,735

		177,735

DIVERSIFIED FINANCIALS — 1.06%
CAPITAL MARKETS — 0.78%
Apollo Investment Corp.	168,060	2,026,804
DIVERSIFIED FINANCIAL SERVICES — 0.28%
KKR Financial Holdings LLC	73,000	714,670

		2,741,474

ENERGY — 1.20%
ENERGY EQUIPMENT & SERVICES — 0.64%
Seadrill Ltd.	46,100	1,667,194
OIL, GAS & CONSUMABLE FUELS — 0.56%
Eni S.p.A.	58,500	1,436,764

		3,103,958

INSURANCE — 0.10%
INSURANCE — 0.10%
Swiss Re	4,400	251,736

		251,736

REAL ESTATE — 1.18%
REAL ESTATE INVESTMENT TRUSTS — 1.18%
Annaly Capital Management, Inc.	101,900	1,778,155
Chimera Investment Corp.	165,900	656,964
Invesco Mortgage Capital, Inc.	29,000	633,650

		3,068,769

TELECOMMUNICATION SERVICES — 1.17%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.98%
France Telecom SA	26,900	602,719
Telefonica SA	21,500	538,249
Telstra Corp. Ltd.	483,000	1,408,846
WIRELESS TELECOMMUNICATION SERVICES — 0.19%
Mobistar SA	7,000	485,306

		3,035,120

UTILITIES — 0.37%
ELECTRIC UTILITIES — 0.37%
E. ON AG	13,100	400,083
Enel S.p.A.	87,856	553,818

		953,901

TOTAL COMMON STOCK (Cost $12,130,645)		13,332,693

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value

PREFERRED STOCK — 4.61%

BANKS — 2.04%
COMMERCIAL BANKS — 0.79%
Huntington Bancshares Pfd, 8.50%	750	$871,875
[a] Sovereign REIT Pfd 12.00%	1,000	1,160,000
Webster Financial Corp. Pfd Series A, 8.50%	15	16,013
THRIFTS & MORTGAGE FINANCE — 1.25%
[a] Falcons Funding Trust I Pfd, 8.875%	3,000	3,240,937

		5,288,825

FOOD, BEVERAGE & TOBACCO — 0.21%
FOOD PRODUCTS — 0.21%
[a] H.J. Heinz Finance Co. Pfd, 8.00%	5	537,500

		537,500

INSURANCE — 0.39%
INSURANCE — 0.39%
Genworth Financial, Inc. Pfd Series A, 5.25%	20,000	1,007,500

		1,007,500

MISCELLANEOUS — 0.43%
U.S. GOVERNMENT AGENCIES — 0.43%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,120,625

		1,120,625

REAL ESTATE — 0.49%
REAL ESTATE INVESTMENT TRUSTS — 0.49%
Alexandria Real Estate Pfd, 7.00%	50,000	1,285,000

		1,285,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.38%
COMMUNICATIONS EQUIPMENT — 0.38%
Lucent Technologies Capital Trust I Pfd, 7.75%	1,000	980,000

		980,000

UTILITIES — 0.67%
MULTI-UTILITIES — 0.67%
Centerpoint Energy, Inc. Pfd, 7.5%	50,000	1,728,125

		1,728,125

TOTAL PREFERRED STOCK (Cost $10,891,575)		11,947,575

ASSET BACKED SECURITIES — 3.59%
BANKS — 0.06%
COMMERCIAL BANKS — 0.06%
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 2.744%, 2/25/2035	$385,905	76,478
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 3.483%, 3/25/2035	385,543	77,033

		153,511

DIVERSIFIED FINANCIALS — 2.58%
CAPITAL MARKETS — 1.51%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.803%, 8/25/2033	606,247	441,706

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	$26,127	$26,633
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	13,198	13,412
GS Mtg Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	4,008	4,056
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	7,363	7,458
Merrill Lynch Mtg Investors Trust, 2.787%, 8/25/2034	339,506	282,377
Merrill Lynch Mtg Trust, 5.211%, 11/12/2037	130,431	130,857
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	4,974	5,016
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	6,596	6,641
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	13,910	14,033
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	26,574	26,957
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.57%, 11/25/2035	1,957,933	1,687,440
New York Mtg Trust 2005-3 Class A Floating Rate Note, 0.49%, 2/25/2036	1,542,539	1,265,476
DIVERSIFIED FINANCIAL SERVICES — 1.07%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.407%, 12/20/2036	966,016	200,034
Banc of America Mtg Services Series 2005-A Class B1, 3.236%, 2/25/2035	934,671	420,357
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 2.886%, 3/25/2034	190,742	159,620
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	58,454	58,520
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	978,704	852,625
Countrywide Series 2006-15 Class A6, 5.826%, 10/25/2046	404,752	315,229
JPMorgan Chase Commercial Mtg Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	6,941	6,972
JPMorgan Chase Commercial Mtg Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	1,781	1,787
JPMorgan Series 2007-CH5 Class A2, 0.30%, 5/25/2037	793,792	764,860

		6,692,066

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.36%
PHARMACEUTICALS — 0.36%
[a] QHP PhaRMA, 10.25%, 3/15/2015	919,797	937,346

		937,346

TRANSPORTATION — 0.59%
AIRLINES — 0.59%
United Airlines 2000 Pass-Through Trust Series 1-B, 8.03%, 1/1/2013	1,498,727	1,521,208

		1,521,208

TOTAL ASSET BACKED SECURITIES (Cost $10,681,022)		9,304,131

CORPORATE BONDS — 60.89%

AUTOMOBILES & COMPONENTS — 0.19%
AUTOMOBILES — 0.19%
[a] American Honda Finance, 2.658%, 6/29/2011	500,000	502,573

		502,573

BANKS — 5.75%
COMMERCIAL BANKS — 5.75%
[a,b] Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	1,030,000
[a,b] Banco Pine SA, 8.75%, 1/6/2017	1,000,000	1,016,250
Charter One Bank NA, 5.50%, 4/26/2011	250,000	250,706
[a,b] DBS Bank Ltd., 5.125%, 5/16/2017	200,000	206,948
[a,b,c,d] Islandsbanki, 4.41%, 10/15/2008	60,000	18,300
[a,b,c,d] LandsBanki Islands HF, 5.73%, 8/25/2009	175,000	14,000
National City Bank Floating Rate Note, 0.68%, 6/7/2017	1,000,000	942,604
[a] PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	534,710
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,656,664

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
[a,b] Santander Issuances, 6.50%, 8/11/2019	$1,000,000	$1,007,018
[b] Shinhan Bank, 6.819%, 9/20/2036	100,000	104,045
Silicon Valley Bank, 6.05%, 6/1/2017	1,000,000	1,047,977
Sovereign Bank, 5.125%, 3/15/2013	100,000	103,093
[a,e] Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/2020	986,734	1,307,423
Susquehanna Capital II, 11.00%, 3/23/2040	1,000,000	1,075,000
[a] Webster Bank, 5.875%, 1/15/2013	2,000,000	2,004,264
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	515,000
Whitney National Bank, 5.875%, 4/1/2017	1,000,000	991,110
Zions Bancorp, 7.75%, 9/23/2014	1,000,000	1,086,016

		14,911,128

CAPITAL GOODS — 5.83%
BUILDING PRODUCTS — 0.46%
Owens Corning, Inc., 9.00%, 6/15/2019	1,000,000	1,181,861
INDUSTRIAL CONGLOMERATES — 2.68%
General Electric Capital Corp., 0.449%, 6/20/2014	1,000,000	968,672
[a,b] Hutchison Whampoa International (10) Ltd., 6.00%, 12/29/2049	2,000,000	2,032,500
Otter Tail Corp., 9.00%, 12/15/2016	3,000,000	3,397,500
[a,b] Smiths Group plc, 6.05%, 5/15/2014	500,000	536,322
MACHINERY — 1.49%
Case New Holland, Inc., 7.75%, 9/1/2013	1,000,000	1,088,750
Ingersoll-Rand Co., 9.50%, 4/15/2014	500,000	600,091
[a] SPX Corp., 6.875%, 9/1/2017	1,000,000	1,075,000
Timken Co., 6.00%, 9/15/2014	1,000,000	1,103,045
TRADING COMPANIES & DISTRIBUTORS — 1.20%
[a,f] Aviation Capital Group, 6.75%, 4/6/2021	2,000,000	2,000,000
[a,b] Noble Group Ltd., 8.50%, 5/30/2013	1,000,000	1,117,500

		15,101,241

COMMERCIAL & PROFESSIONAL SERVICES — 0.39%
COMMERCIAL SERVICES & SUPPLIES — 0.39%
Corrections Corp. of America, 6.25%, 3/15/2013	1,000,000	1,000,000

		1,000,000

CONSUMER DURABLES & APPAREL — 0.82%
HOUSEHOLD DURABLES — 0.82%
FGI Operating Co., Inc., 10.25%, 8/1/2015	2,000,000	2,132,500

		2,132,500

DIVERSIFIED FINANCIALS — 2.62%
CAPITAL MARKETS — 0.43%
[a,b] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,109,483
CONSUMER FINANCE — 1.23%
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,046,565
SLM Corp., 6.25%, 1/25/2016	1,000,000	1,042,500
[a] TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	1,000,000	1,110,000
DIVERSIFIED FINANCIAL SERVICES — 0.96%
[a] Citicorp Series 1999-1 Class 2, 8.04%, 12/15/2019	250,000	286,425
Citigroup, Inc., 5.00%, 9/15/2014	750,000	783,152

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
[e] Counts Series 1998 II-A, 6.67%, 2/15/2018	$201,200	$192,649
[b] Korea Development Bank, 5.30%, 1/17/2013	200,000	211,120
[a] SquareTwo Financial Corp., 11.625%, 4/1/2017	1,000,000	1,015,000

		6,796,894

ENERGY — 7.89%
ENERGY EQUIPMENT & SERVICES — 0.83%
[a,b] RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	1,000,000	1,095,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,063,761
OIL, GAS & CONSUMABLE FUELS — 7.06%
Black Elk Energy Offshore, 13.75%, 12/1/2015	2,000,000	2,040,000
[a,b] Bumi Capital PTE Ltd., 12.00%, 11/10/2016	1,000,000	1,167,500
[a] DCP Midstream LLC, 9.75%, 3/15/2019	500,000	644,452
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	584,253
Enterprise Products Operating LP, 7.034%, 1/15/2068	2,000,000	2,075,000
[a,b] Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,111,460
[a] Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	938,900	1,015,552
Niska Gas Storage, 8.875%, 3/15/2018	2,000,000	2,175,000
[a] Northern Tier Energy LLC, 10.50%, 12/1/2017	1,500,000	1,698,750
[a,b] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,212,500
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,251,050
[a] Raam Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,100,000
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,206,342

		20,440,620

FOOD, BEVERAGE & TOBACCO — 1.02%
BEVERAGES — 0.44%
[a,b] Bacardi Ltd., 7.45%, 4/1/2014	500,000	575,358
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	566,250
FOOD PRODUCTS — 0.13%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	334,912
TOBACCO — 0.45%
Lorillard Tobacco Co, 8.125%, 6/23/2019	1,000,000	1,164,346

		2,640,866

HEALTH CARE EQUIPMENT & SERVICES — 1.23%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.21%
Beckman Coulter, Inc., 6.00%, 6/1/2015	500,000	546,107
HEALTH CARE PROVIDERS & SERVICES — 0.40%
[a] Aurora Diagnostics Holdings LLC, 10.75%, 1/15/2018	1,000,000	1,030,000
HEALTH CARE TECHNOLOGY — 0.62%
Merge Healthcare, Inc., 11.75%, 5/1/2015	1,500,000	1,620,000

		3,196,107

INDUSTRIALS — 0.43%
CAPITAL GOODS — 0.43%
[g] Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	1,000,000	1,128,750

		1,128,750

INSURANCE — 7.27%
INSURANCE — 7.27%
[a,b] Dai-Ichi Mutual Life, 7.25%, 12/31/2049	2,000,000	1,977,108

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
[a] International Lease Finance Corp., 6.50%, 9/1/2014	$2,000,000	$2,135,000
[a] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,256,115
Northwind Holdings LLC Series 2007-1A Class A1, 1.091%, 12/1/2037	1,531,689	1,171,405
[a,b,e] Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	1,817,960
[a] Oil Insurance Ltd., 7.558%, 12/29/2049	1,000,000	948,860
[a] Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	716,058
[a,b] QBE Insurance Group Ltd., 5.647%, 7/1/2023	2,500,000	2,324,792
[a,b] QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	902,073
[a,b] Swiss Re Capital I LP, 6.854%, 5/29/2049	2,000,000	1,957,080
Unum Group, 7.125%, 9/30/2016	500,000	563,667
[a,b] White Mountains RE Group, 7.506%, 5/29/2049	1,000,000	956,620
Willis North America, Inc., 7.00%, 9/29/2019	1,000,000	1,082,969
[a] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,000,000	1,020,000

		18,829,707

MATERIALS — 0.97%
METALS & MINING — 0.74%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	1,000,000	1,266,886
[a,b] Posco, 8.75%, 3/26/2014	500,000	585,740
[b] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	54,101
MISCELLANEOUS — 0.23%
[a,b] Anglo American Capital, 9.375%, 4/8/2014	500,000	598,040

		2,504,767

MEDIA — 1.67%
MEDIA — 1.67%
[a] Friendfinder Networks, 14.00%, 9/30/2013	715,102	761,583
[a] Proquest LLC, 9.00%, 10/15/2018	2,000,000	2,060,000
Washington Post Co., 7.25%, 2/1/2019	500,000	570,107
[a,e] Yahoo!, Inc., 6.65%, 8/10/2026	962,400	943,152

		4,334,842

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.45%
BIOTECHNOLOGY — 1.02%
[a,e] JPR Royalty LLC, 14.00%, 12/1/2020	2,000,000	2,000,000
[a,b] Novasep Holding SAS, 9.75%, 12/15/2016	1,000,000	640,000
PHARMACEUTICALS — 0.43%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	1,000,000	1,112,500

		3,752,500

RETAILING — 0.84%
INTERNET & CATALOG RETAIL — 0.21%
Ticketmaster, 10.75%, 8/1/2016	500,000	546,250
MULTILINE RETAIL — 0.42%
[a,b] Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,000,000	1,072,500
SPECIALTY RETAIL — 0.21%
Best Buy, Inc., 6.75%, 7/15/2013	500,000	546,664

		2,165,414

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.43%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.43%
KLA Instruments Corp., 6.90%, 5/1/2018	$1,000,000	$1,102,874

		1,102,874

SOFTWARE & SERVICES — 1.23%
INTERNET SOFTWARE & SERVICES — 0.82%
[a,b,f] EAccess Ltd., 8.25%, 4/1/2018	1,000,000	1,000,000
SSI Investment II/CP-ISSR LLC, 11.125%, 6/1/2018	1,000,000	1,120,000
SOFTWARE — 0.41%
[a] Aspect Software, Inc., 10.625%, 5/15/2017	1,000,000	1,070,000

		3,190,000

TECHNOLOGY HARDWARE & EQUIPMENT — 1.58%
COMMUNICATIONS EQUIPMENT — 1.18%
[a] Brightstar Corp., 9.50%, 12/1/2016	1,000,000	1,073,750
[a,e] Richland Towers, 7.87%, 3/15/2041	2,000,000	1,990,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.40%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,022,341

		4,086,091

TELECOMMUNICATION SERVICES — 3.87%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.89%
Frontier Communications, 8.25%, 4/15/2017	1,000,000	1,080,000
Global Crossing Ltd., 12.00%, 9/15/2015	1,000,000	1,140,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	452,000	462,170
Qwest Corp., 8.875%, 3/15/2012	1,000,000	1,070,000
Qwest Corp., 8.375%, 5/1/2016	500,000	595,000
[b] Telecom Italia Capital, 0.913%, 7/18/2011	550,000	550,070
WIRELESS TELECOMMUNICATION SERVICES — 1.98%
[a] CC Holdings GS V LLC / Crown Castle Intl. Corp., 7.75%, 5/1/2017	1,500,000	1,635,000
[a,b] Digicel Group Ltd., 10.50%, 4/15/2018	1,600,000	1,832,000
[a,b] Digicel SA, 12.00%, 4/1/2014	500,000	586,250
[a,b] Vimpelcom, 8.25%, 5/23/2016	500,000	553,750
[a,b] Vimplecom, 6.493%, 2/2/2016	500,000	517,500

		10,021,740

TRANSPORTATION — 6.34%
AIR FREIGHT & LOGISTICS — 0.17%
FedEx Corp., 8.76%, 5/22/2015	397,958	438,727
AIRLINES — 5.44%
[a,b] Air Canada, 9.25%, 8/1/2015	2,000,000	2,085,000
American Airlines, Inc., 10.50%, 10/15/2012	2,000,000	2,175,000
American Airlines, Inc., 13.00%, 8/1/2016	806,158	946,228
Continental Airlines, 7.02%, 5/1/2017	1,651,030	1,651,030
Continental Airlines, 6.90%, 7/2/2018	1,488,087	1,484,367
[a] Jet Equipment Trust, 9.41%, 12/15/2013	1,536,732	1,475,263
JetBlue Airways Corp., 0.533%, 1/2/2014	2,000,000	1,840,000
[a] United Airlines, Inc., 9.875%, 8/1/2013	1,800,000	1,901,250
United Airlines, Inc., 12.75%, 7/15/2012	491,040	541,371

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
MARINE — 0.73%
United Maritime LLC, 11.75%, 6/15/2015	$1,000,000	$1,037,500
[a] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	956,943	866,713

		16,442,449

UTILITIES — 9.07%
ELECTRIC UTILITIES — 3.93%
Alabama Power Capital Trust V, 3.403%, 10/1/2042	700,000	684,096
Comed Financing III, 6.35%, 3/15/2033	1,500,000	1,270,590
Commonwealth Edison, 6.15%, 3/15/2012	300,000	314,920
[a,b] Dubai Electricity & Water, 6.375%, 10/21/2016	1,000,000	1,007,500
[a] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,034,750
Metropolitan Edison, 7.70%, 1/15/2019	250,000	295,610
Public Service Co. of New Mexico, 7.95%, 5/15/2018	1,325,000	1,488,627
[a] Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,005,460
[a,b] Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,071,250
GAS UTILITIES — 1.12%
[a] Source Gas LLC., 5.90%, 4/1/2017	1,000,000	986,019
Southern Union Co., 7.20%, 11/1/2066	2,000,000	1,910,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.96%
[a,b,f] Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	1,983,380
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	517,500
MULTI-UTILITIES — 3.06%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	1,013,555
Black Hills Corp., 9.00%, 5/15/2014	500,000	568,321
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,386,854
[a] Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,095,112
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,264,206
Sempra Energy, 9.80%, 2/15/2019	250,000	331,916
[a] Texas-New Mexico Power, 9.50%, 4/1/2019	1,000,000	1,268,869

		23,498,535

TOTAL CORPORATE BONDS (Cost $143,329,677)		157,779,598

CONVERTIBLE BONDS — 5.88%

CONSUMER SERVICES — 0.79%
HOTELS, RESTAURANTS & LEISURE — 0.79%
[a] ICAHN Enterprise LP, 4.00%, 8/15/2013	2,000,000	2,040,000

		2,040,000

DIVERSIFIED FINANCIALS — 1.66%
CAPITAL MARKETS — 1.46%
[a] Apollo Investment Corp., 5.75%, 1/15/2016	1,500,000	1,575,000
[a,g] Prospect Capital Corp., 6.25%, 12/15/2015	2,000,000	2,192,500
DIVERSIFIED FINANCIAL SERVICES — 0.20%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	505,000	526,463

		4,293,963

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 0.33%
BEVERAGES — 0.33%
Central European Distribution Corp., 3.00%, 3/15/2013	$1,000,000	$868,750

		868,750

MATERIALS — 0.68%
METALS & MINING — 0.68%
[a,b] Jaguar Mining, Inc., 4.50%, 11/1/2014	2,000,000	1,765,000

		1,765,000

REAL ESTATE — 0.82%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.82%
[g] Avatar Holdings, Inc., 7.50%, 2/15/2016	2,000,000	2,117,500

		2,117,500

SOFTWARE & SERVICES — 0.45%
SOFTWARE — 0.45%
[a,b] Telvent Git SA, 5.50%, 4/15/2015	1,000,000	1,162,500

		1,162,500

TELECOMMUNICATION SERVICES — 0.77%
WIRELESS TELECOMMUNICATION SERVICES — 0.77%
NII Holdings, Inc., 3.125%, 6/15/2012	2,000,000	2,010,000

		2,010,000

TRANSPORTATION — 0.38%
MARINE — 0.38%
[a] Ultrapetrol (Bahamas) Ltd., 7.25%, 1/15/2017	1,000,000	975,000

		975,000

TOTAL CONVERTIBLE BONDS (Cost $14,327,687)		15,232,713

MUNICIPAL BONDS — 4.72%
California Health Facilities Financing Authority (Developmental Disabilities-B), 7.875%, 2/1/2026	1,940,000	1,957,479
Los Angeles California Municipal Improvement Corp. Lease Revenue (Build America Bonds), 6.165%, 11/1/2020	1,885,000	1,795,217
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	90,000	89,888
[a] Midwest Family Housing, 5.168%, 7/1/2016	860,000	825,669
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,032,250
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	917,676
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,473,945
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	1,919,040
San Marcos California Redevelopment Agency Tax Allocation, 6.125%, 10/1/2018	1,000,000	970,820
Texas State Public Finance Authority Charter School Finance Corp. (ED-New Frontiers Series Q), 8.75%, 8/15/2027	750,000	738,997
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	565,000	512,506

TOTAL MUNICIPAL BONDS (Cost $12,100,637)		12,233,487

U.S. TREASURY SECURITIES — 0.79%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,041,562

TOTAL U.S. TREASURY SECURITIES (Cost $1,993,452)		2,041,562

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCIES — 0.46%
[a] Agribank FCB, 9.125%, 7/15/2019	$1,000,000	$1,193,881

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,045,400)		1,193,881

MORTGAGE BACKED — 0.00%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	10,700	11,802

TOTAL MORTGAGE BACKED (Cost $10,743)		11,802

FOREIGN BONDS — 9.22%

BANKS — 0.85%
COMMERCIAL BANKS — 0.85%
[a] Banco Santander Chile (CHL), 6.50%, 9/22/2020	125,000,000	240,762
NRW Bank (NOK), 3.50%, 5/21/2013	5,000,000	902,508
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	1,051,367

		2,194,637

CONSUMER SERVICES — 0.00 —%
HOTELS, RESTAURANTS & LEISURE — 0.00%
[c,d,e] FU JI Food (HKD), 0%, 10/18/2010	7,000,000	0

		0

DIVERSIFIED FINANCIALS — 1.25%
CAPITAL MARKETS — 0.84%
Morgan Stanley (AUD), 5.37%, 3/1/2013	1,000,000	1,012,620
[a] Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	1,169,877
DIVERSIFIED FINANCIAL SERVICES — 0.41%
[e] Bank of America Corp. (BRL), 10.00%, 11/19/2014	1,750,000	1,055,799

		3,238,296

FOOD & STAPLES RETAILING — 0.54%
FOOD & STAPLES RETAILING — 0.54%
Wesfarmers Ltd. (AUD), 7.68%, 9/11/2014	1,300,000	1,393,010

		1,393,010

FOOD, BEVERAGE & TOBACCO — 1.60%
BEVERAGES — 0.95%
Anheuser-Busch InBev (BRL), 1.00%, 11/17/2015	2,000,000	1,258,690
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,212,752
FOOD PRODUCTS — 0.65%
Viterra, Inc. (CAD), 8.50%, 8/1/2017	1,500,000	1,690,304

		4,161,746

INSURANCE — 0.64%
INSURANCE — 0.64%
ELM BV (AUD), 6.458%, 12/27/2049	1,000,000	798,466
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	858,304

		1,656,770

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value

MEDIA — 1.02%
MEDIA — 1.02%
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	$1,000,000	$1,544,747
[a] Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	1,101,083

		2,645,830

MISCELLANEOUS — 2.19%
MISCELLANEOUS — 2.19%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	904,395
International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,311,209
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	906,111
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	1,000,000	1,144,601
Republic of Brazil (BRL), 12.50%, 1/5/2016	2,025,000	1,407,757

		5,674,073

TELECOMMUNICATION SERVICES — 0.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.16%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	410,102

		410,102

TRANSPORTATION — 0.58%
AIR FREIGHT & LOGISTICS — 0.58%
Livingston International (CAD)	1,500,000	1,516,911

		1,516,911

UTILITIES — 0.39%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 0.39%
Alinta Networks Holdings (AUD), 5.24%, 9/21/2012	1,000,000	1,000,446

		1,000,446

TOTAL FOREIGN BONDS (Cost $21,847,154)		23,891,821

OTHER SECURITIES — 0.70%
LOAN PARTICIPATIONS — 0.70%
[e] Merisant Co. Term Loan B, 7.50%, 1/31/2014	1,822,496	1,808,828

TOTAL OTHER SECURITIES (Cost $1,724,429)		1,808,828

SHORT TERM INVESTMENTS — 3.74%
Wellpoint, Inc., 0.20%, 4/1/2011	9,700,000	9,700,000

TOTAL SHORT TERM INVESTMENTS (Cost $9,700,000)		9,700,000

TOTAL INVESTMENTS — 99.75% (Cost $239,782,421)		$258,478,091
OTHER ASSETS LESS LIABILITIES — 0.25%		645,173

NET ASSETS — 100.00%		$259,123,264

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the aggregate value of these securities in the Fund’s portfolio was $102,402,840, representing 39.52% of the Fund’s net assets.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Bond in default.
d	Non-income producing.
e	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
f	When-issued security.
g	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
KRW	Denominated in Korean Won
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

22    Certified Semi-Annual Report

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Certified Semi-Annual Report     23

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $239,782,421) (Note 2)	$258,478,091
Cash	522,525
Receivable for investments sold	354,219
Receivable for fund shares sold	1,670,797
Dividends receivable	200,409
Dividend and interest reclaim receivable	823
Interest receivable	3,962,513
Prepaid expenses and other assets	34,881

Total Assets	265,224,258

LIABILITIES
Payable for securities purchased	5,234,589
Payable for fund shares redeemed	273,832
Unrealized depreciation on forward currency contracts (Note 7)	103,585
Payable to investment advisor and other affiliates (Note 3)	258,222
Accounts payable and accrued expenses	64,807
Dividends payable	165,959

Total Liabilities	6,100,994

NET ASSETS	$259,123,264

NET ASSETS CONSIST OF:
Undistributed net investment income	$81,999
Net unrealized appreciation on investments	18,607,953
Accumulated net realized gain (loss)	5,411,836
Net capital paid in on shares of beneficial interest	235,021,476

$259,123,264

24    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($92,082,204 applicable to 7,436,458 shares of beneficial interest outstanding - Note 4)	$12.38
Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.96

Class C Shares:
Net asset value and offering price per share * ($91,279,520 applicable to 7,379,743 shares of beneficial interest outstanding - Note 4)	$12.37

Class I Shares:
Net asset value, offering and redemption price per share ($75,761,540 applicable to 6,122,916 shares of beneficial interest outstanding - Note 4)	$12.37

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    25

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $4,709)	$973,041
Interest income (net of premium amortized of $189,455)	8,119,125
Other income	182,171

Total Income	9,274,337

EXPENSES:
Investment advisory fees (Note 3)	907,456
Administration fees (Note 3)
Class A Shares	53,230
Class C Shares	53,362
Class I Shares	17,860
Distribution and service fees (Note 3)
Class A Shares	106,792
Class C Shares	426,032
Transfer agent fees
Class A Shares	35,968
Class C Shares	41,428
Class I Shares	17,608
Registration and filing fees
Class A Shares	11,115
Class C Shares	11,951
Class I Shares	21,242
Custodian fees (Note 3)	40,465
Professional fees	27,774
Accounting fees	3,435
Trustee fees	2,859
Other expenses	18,848

Total Expenses	1,797,425
Less:
Expenses reimbursed by investment advisor (Note 3)	(156,276)
Fees paid indirectly (Note 3)	(145)

Net Expenses	1,641,004

Net Investment Income	$7,633,333

26    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$5,464,618
Forward currency contracts (Note 7)	(88,173)
Foreign currency transactions	25,614

5,402,059

Net change in unrealized appreciation (depreciation) on:
Investments	980,887
Forward currency contracts (Note 7)	2,965
Foreign currency translations	2,179

986,031

Net Realized and Unrealized Gain	6,388,090

Net Increase in Net Assets Resulting from Operations	$14,021,423

See notes to financial statements.

Certified Semi-Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Strategic Income Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,633,333	$12,599,926
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	5,402,059	5,885,277
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	986,031	6,866,540

Net Increase (Decrease) in Net Assets Resulting from Operations	14,021,423	25,351,743

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,754,769)	(4,807,279)
Class C Shares	(2,533,882)	(4,024,693)
Class I Shares	(2,505,232)	(3,652,715)
From realized gains
Class A Shares	(1,920,858)	(274,801)
Class C Shares	(1,933,399)	(238,982)
Class I Shares	(1,595,561)	(197,906)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,950,938	21,481,084
Class C Shares	9,160,721	25,873,288
Class I Shares	2,559,394	25,203,621

Net Increase in Net Assets	20,448,775	84,713,360

NET ASSETS:
Beginning of Period	238,674,489	153,961,129

End of Period	$259,123,264	$238,674,489

Undistributed net investment income	$81,999	$257,757

*	Unaudited

See notes to financial statements.

28    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report     29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$13,332,693	$13,332,693	$—	$—
Preferred Stock(a)	11,947,575	9,226,562	2,721,013	—
Asset Backed Securities	9,304,131	—	9,304,131	—
Corporate Bonds	157,779,598	—	149,528,414	8,251,184
Convertible Bonds	15,232,713	—	15,232,713	—
Municipal Bonds	12,233,487	—	12,233,487	—
U.S. Treasury Securities	2,041,562	2,041,562	—	—
U.S. Government Agencies	1,193,881	—	1,193,881	—
Mortgage Backed	11,802	—	11,802	—
Foreign Bonds	23,891,821	—	22,836,022	1,055,799
Other Securities	1,808,828	—	—	1,808,828
Short Term Investments	9,700,000	—	9,700,000	—

Total Investments in Securities	$258,478,091	$24,600,817	$222,761,463	$11,115,811
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(103,585)	$—	$(103,585)	$—

(a)	Industry classifications for Preferred Stock in Level 2 consisted of $1,176,013 in Banks, $537,500 in Food, Beverage & Tobacco, and $1,007,500 in Insurance at March 31, 2011.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

30    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 3/31/2011
Investments in Securities(a)	$9,712,956	$5,340,955	$(199,967)	$10,644	$(195,906)	$(3,552,871)	$11,115,811

(a)	Level 3 Securities represent 4.29% of Total Net Assets at the period ended March 31, 2011.
(b)	Net transfers out of Level 3 were to Level 2, and were due to changes in other significant observable inputs existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $27,004 for Class A shares, $118,866 for Class C shares, and $10,406 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $25,073 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,818 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

32    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $145.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,084,072	$25,599,280	3,856,708	$45,792,994
Shares issued to shareholders in reinvestment of dividends	269,009	3,278,959	293,662	3,506,242
Shares repurchased	(1,705,326)	(20,927,301)	(2,334,960)	(27,818,152)

Net Increase (Decrease)	647,755	$7,950,938	1,815,410	$21,481,084

Class C Shares
Shares sold	1,506,340	$18,507,565	2,960,710	$35,190,787
Shares issued to shareholders in reinvestment of dividends	246,650	3,003,257	231,359	2,762,178
Shares repurchased	(1,007,848)	(12,350,101)	(1,013,608)	(12,079,677)

Net Increase (Decrease)	745,142	$9,160,721	2,178,461	$25,873,288

Class I Shares
Shares sold	1,788,906	$21,951,391	3,284,125	$39,301,651
Shares issued to shareholders in reinvestment of dividends	273,788	3,339,006	258,669	3,095,659
Shares repurchased	(1,849,559)	(22,731,003)	(1,441,646)	(17,193,689)

Net Increase (Decrease)	213,135	$2,559,394	2,101,148	$25,203,621

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $79,531,598 and $65,908,675, respectively.

Certified Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$239,782,421

Gross unrealized appreciation on a tax basis	$23,030,214
Gross unrealized depreciation on a tax basis	(4,334,544)

Net unrealized appreciation (depreciation) on investments (tax basis)	$18,695,670

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,525,600	08/18/2011	2,155,623	$—	$(103,585)

Total					$—	$(103,585)

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2011

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(103,585)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Six Months Ended March 31, 2011

	Total	Forward currency contracts
Foreign exchange contracts	$(88,173)	$(88,173)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2011

	Total	Forward currency contracts
Foreign exchange contracts	$2,965	$2,965

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

Certified Semi-Annual Report    35

FINANCIAL HIGHLIGHTS

Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$12.35	0.39	0.32	0.71	(0.40)	(0.28)	(0.68)	$12.38	6.42	(d)	1.25	(d)	1.25	(d)	1.31	(d)	5.93	28.07	$92,082
2010(c)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(c)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(c)(e)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538

Class C Shares
2011(b)	$12.34	0.36	0.31	0.67	(0.36)	(0.28)	(0.64)	$12.37	5.87	(d)	1.80	(d)	1.80	(d)	2.08	(d)	5.66	28.07	$91,280
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(e)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829

Class I Shares
2011(b)	$12.35	0.41	0.32	0.73	(0.43)	(0.28)	(0.71)	$12.37	6.71	(d)	0.96	(d)	0.96	(d)	0.99	(d)	6.13	28.07	$75,761
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(e)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 19, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

36 Certified Semi-Annual Report	Certified Semi-Annual Report 37

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,059.30	$6.42
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,056.60	$9.21
Hypothetical*	$1,000.00	$1,015.97	$9.03
Class I Shares
Actual	$1,000.00	$1,061.30	$4.92
Hypothetical*	$1,000.00	$1,020.16	$4.82

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.96%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    39

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Instment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    41

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1663

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Morningstar rankings: © 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg Value Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	13.55%	4.55%	4.14%	4.34%	10.32%
With sales charge	8.45%	2.96%	3.18%	3.86%	10.00%
S&P 500 Index
(Since 10/2/95)	15.65%	2.35%	2.62%	3.29%	7.37%

4    This page is not part of the Semi-Annual Report.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/11

Top Contributors	Top Detractors
Inpex Corp.	Bank of America Corp.
SandRidge Energy, Inc.	Best Buy Co., Inc.
Baker Hughes, Inc.	China Mobile Ltd.
Monsanto Co.	AllianceBernstein Holding L.P.
OAO Gazprom ADR	Yahoo!, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Portfolio P/E Trailing 12-months*	14.2x

Portfolio Price to Cash Flow*	7.2x

Portfolio Price to Book Value*	1.6x

Median Market Cap*	$19.6 B

7-Year Beta (A Shares vs. S&P 500)*	1.09

Number of Companies	48

* Source: FactSet

This page is not part of the Semi-Annual Report.    5

Thornburg Value Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 19, 2011
Dear Fellow Shareholders,

We are happy to report that the first half of fiscal 2011 was good from both an absolute and relative return perspective. From September 30, 2010 through March 31, 2011, the Thornburg Value Fund was up 21.25% (Class A shares, without sales charge), better than the S&P 500 Index during the same period, which was up 17.31%. In our most recent annual letter we wrote, “Most of the investments that have been a drag on our performance this year are sound businesses with good growth prospects and attractive valuations.” While the portfolio has not changed materially since the end of our last fiscal year, the market’s perception of our holdings has improved dramatically.

The equity market has been resilient in the face of major shocks. Political turmoil in the Middle East has helped drive the price of oil above $100 per barrel. The problems of the peripheral countries in Europe threaten the European banking system and European growth in general. The earthquake and tsunami in Japan have shaken the world’s third largest economy. We attribute the resilience of the stock market to the supportive combination of expansionary monetary policy and fiscal policy, cyclical recovery in companies’ earnings, and attractive valuations. Looking forward, we expect less supportive monetary and fiscal policies and less benefit from cyclical recovery. The uncertainty created by the shocks described above may resolve itself in a benign fashion, which would be bullish for equities. On the other hand, major weakness in Europe or another large upward move in oil prices could be more damaging to share prices because the current macro backdrop is less supportive.

Overall, our performance was driven by stock selection during the period, rather than by sector positioning. In particular, stocks within the energy sector were our best performing. Inpex, Sandridge Energy, and Baker Hughes led the way within the energy sector. Japan’s leading oil company, Inpex, has a major liquefied natural gas (LNG) project called Ichthys. Prior to our investment in the company, Inpex announced a delay in Ichthys and then issued equity to fund the project. Investors were angry about the mixed signals and the share price was almost cut in half between April and August of 2010. We used the share price weakness to establish a position in Inpex because we believed management’s actions were reasonable and Ichthys was likely to benefit prospectively. The share price has recovered sharply as more investors have become comfortable with Ichthys. Sandridge Energy made an impressive transition from being a nearly pure play on natural gas to becoming a company whose earnings and reserves were primarily oil and whose oil production growth rate was impressive. Investors were skeptical as Sandridge made multiple strategic moves and the

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

share price has been extraordinarily volatile, but we believe the strategy is showing clear signs of success. Baker Hughes is one of the three leading global oilfield service companies. Investors were discouraged by the lack of activity in the Gulf of Mexico, but the global oilfield service market is experiencing strong growth that appears to be sustainable for a number of years, and we believe Baker Hughes may have more operating leverage than its peers during this up cycle.

Monsanto rebounded strongly after weak performance last year. Corn prices have risen dramatically, and Monsanto’s yield-improving seeds are in high demand. For the time being, Monsanto is not charging as high a price as it could for its current generation of seeds, given the very high corn prices. This should lead to market share gains. Comcast was also a strong performer during the period, reached its price target, and was sold. Comcast has been a Value Fund holding for a long time; in a way, we’re sad to see it go. That said, it appears that video piracy over the Internet is becoming easier all the time, and the sale of Comcast (at a great price, no less) helps to reduce our portfolio risk to this phenomenon. We continue to own satellite provider Dish Network in the Fund.

A few holdings were weak during the period, including China Mobile, Eli Lilly, Exxon Mobil, Tokyo Steel and Best Buy. China Mobile and Eli Lilly have both recently been sold from the portfolio. China Mobile has an impressive balance sheet and market share in what should be a large and rapidly growing market, but we became convinced that the Chinese government was directing China Mobile to lose market share and preventing China Mobile from pursuing profitable opportunities. Eli Lilly’s drug pipeline is interesting, but their patent cliff issues are severe, and we have become concerned about the efficacy of their research and development spending.

Best Buy and Exxon Mobil were both purchased during the quarter. Unlike its peers, Exxon continued investing through the downturn in oil prices and we expect those investments to generate growth and high returns for the company. We became interested in Best Buy through our work on Best Buy Mobile, which is the leading independent seller of Smartphones in the United States. While the company faces some challenges, we are encouraged by growth in their high-margin Best Buy Mobile division and what we believe is an attractive valuation.

For Tokyo Steel, startup delays at its new steel plant in Tahara have impacted near-term output, but we expect plant production to ramp up this year. The company will supply steel to help Japan rebuild after the devastating earthquake and tsunami.

The Fund purchased shares of Yahoo! during the period. Yahoo! owns a collection of Asian assets that we believe justify the entire enterprise value of the company. This creates a “free” call option on the company’s U.S. search-and-display advertising businesses. The Asian assets include stakes in publicly traded Yahoo! Japan and Alibaba.com, but also a holding in the private company Alibaba Group. Alibaba Group has a leading share in China markets that are served by Amazon.com, Ebay.com and Paypal in the United States. These businesses are growing dramatically and have very exciting prospects. Yahoo!’s U.S. operation is not the growth business it

8    Certified Semi-Annual Report

once was, but it generates a lot of cash flow ($526 million of free cash flow in 2010) and some of that cash is being returned to shareholders (Yahoo! bought back 7% of outstanding shares in 2010).

During the semi-annual period your co-managers celebrated five years at the helm of the Thornburg Value Fund (Ed and Connor were named co-managers in February 2006, first with Bill Fries, who concluded his service as portfolio manager of the Fund in January 2010). We are happy to report that in the five years through February 28, 2011, the Thornburg Value Fund (Class A shares) was in the top 9th percentile among 1,458 Large Blend funds, ranked by total returns (without sales charge) according to Morningstar.1 While we are pleased with these results, we will of course work to do even better over the next five years.

Thank you for your continued trust,

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

1 As of 3/31/11, the Thornburg Value Fund was ranked in the top 23% among 816 funds for the ten-year period, 13% among 1,471 over five years, 12% among 1,757 funds over three years, and 66% among 1,983 funds over one year. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2011 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/11

Inpex Corp.	4.4%	Fiserv, Inc.	3.5%
Google, Inc.	4.2%	Exxon Mobil Corp.	3.3%
Gilead Sciences, Inc.	4.2%	ING Groep N.V.	3.2%
Transocean Ltd.	3.9%	Baker Hughes, Inc.	3.0%
Dell, Inc.	3.5%	General Electric Co.	2.8%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Energy	21.5%	Retailing	3.6%
Software & Services	14.8%	Telecommunication Services	3.5%
Pharmaceuticals, Biotechnology & Life Sciences	10.5%	Capital Goods	2.8%
Materials	7.2%	Semiconductors & Semiconductor Equipment	2.6%
Diversified Financials	6.9%	Media	1.5%
Banks	6.5%	Consumer Services	1.3%
Technology Hardware & Equipment	4.9%	Consumer Durables & Apparel	1.1%
Health Care Equipment & Services	4.2%	Food & Staples Retailing	0.2%
Insurance	3.6%	Other Assets & Cash Equivalents	3.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.70%

BANKS — 6.52%
COMMERCIAL BANKS — 6.52%
Mitsubishi UFJ Financial Group, Inc.	25,156,610	$116,135,348
[a]Sterling Financial Corp.	2,272,729	38,068,211
Turkiye Garanti Bankasi A.S.	20,567,300	96,172,990
U.S. Bancorp	2,458,058	64,966,473

		315,343,022

CAPITAL GOODS — 2.83%
INDUSTRIAL CONGLOMERATES — 2.83%
General Electric Co.	6,817,500	136,690,875

		136,690,875

CONSUMER DURABLES & APPAREL — 1.10%
HOUSEHOLD DURABLES — 1.10%	7,196,300	53,252,620

[a]Pulte Group, Inc.		53,252,620

CONSUMER SERVICES — 1.35%
HOTELS, RESTAURANTS & LEISURE — 1.35%	1,746,636	65,166,989

[a]Life Time Fitness, Inc.		65,166,989

10    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 6.95%
CAPITAL MARKETS — 0.49%
AllianceBernstein Holding LP	1,079,195	$23,526,451
DIVERSIFIED FINANCIAL SERVICES — 6.46%
Bank of America Corp.	6,210,400	82,784,632
[a]ING Groep N.V.	12,280,200	155,430,589
JPMorgan Chase & Co.	1,614,625	74,434,213

		336,175,885

ENERGY — 21.45%
ENERGY EQUIPMENT & SERVICES — 6.89%
Baker Hughes, Inc.	1,989,031	146,054,547
[a]Transocean Ltd.	2,402,100	187,243,695
OIL, GAS & CONSUMABLE FUELS — 14.56%
ConocoPhillips	1,041,475	83,172,193
Exxon Mobil Corp.	1,892,600	159,224,438
Inpex Corp.	28,160	213,620,582
OAO Gazprom ADR	3,869,420	125,137,043
[a]Sandridge Energy, Inc.	9,646,365	123,473,472

		1,037,925,970

FOOD & STAPLES RETAILING — 0.19%
FOOD & STAPLES RETAILING — 0.19%	8,717,107	9,240,133

[a]Rite Aid Corp.		9,240,133

HEALTH CARE EQUIPMENT & SERVICES — 4.25%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.67%
[a]Alere, Inc.	2,029,900	79,450,286
[a]Varian Medical Systems, Inc.	1,449,090	98,016,447
HEALTH CARE PROVIDERS & SERVICES — 0.58%
[a]Community Health Systems, Inc.	706,024	28,233,900

		205,700,633

INSURANCE — 3.59%
INSURANCE — 3.59%
[a]Genworth Financial, Inc.	7,491,600	100,836,936
Hartford Financial Services Group, Inc.	2,700,540	72,725,542

		173,562,478

MATERIALS — 6.61%
CHEMICALS — 2.02%
Monsanto Co.	1,348,800	97,464,288
METALS & MINING — 4.59%
[b]Tokyo Steel Mfg.	10,310,300	120,357,073
United States Steel Corp.	1,888,600	101,871,084

		319,692,445

MEDIA — 1.50%
MEDIA — 1.50%	2,983,838	72,686,294

[a]Dish Network Corp.		72,686,294

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.45%
BIOTECHNOLOGY — 4.21%
[a]Gilead Sciences, Inc.	4,797,905	$203,623,088
LIFE SCIENCES TOOLS & SERVICES — 2.45%
[a]Thermo Fisher Scientific, Inc.	2,139,665	118,858,391
PHARMACEUTICALS — 3.79%
Eli Lilly & Co.	3,167,730	111,409,064
Roche Holdings AG	502,800	71,820,751

		505,711,294

RETAILING — 3.57%
SPECIALTY RETAIL — 3.57%
Best Buy Co., Inc.	2,609,300	74,939,096
The Gap, Inc.	4,315,100	97,780,166

		172,719,262

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.57%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.57%
[a]MEMC Electronic Materials, Inc.	6,469,851	83,849,269
[a]ON Semiconductor Corp.	4,126,527	40,728,822

		124,578,091

SOFTWARE & SERVICES — 14.82%
INFORMATION TECHNOLOGY SERVICES — 5.39%
[a]Amdocs Ltd.	3,245,948	93,645,600
[a]Fiserv, Inc.	2,663,570	167,059,110
INTERNET SOFTWARE & SERVICES — 6.22%
[a]Google, Inc.	349,419	204,832,912
[a]Yahoo!, Inc.	5,770,600	96,080,490
SOFTWARE — 3.21%
[a]ANSYS, Inc.	455,593	24,688,585
Microsoft Corp.	5,160,500	130,870,280

		717,176,977

TECHNOLOGY HARDWARE & EQUIPMENT — 4.86%
COMPUTERS & PERIPHERALS — 4.16%
[a]Dell, Inc.	11,801,700	171,242,667
[a]NCR Corp.	1,593,964	30,030,282
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.70%
Corning, Inc.	1,650,735	34,054,663

		235,327,612

TELECOMMUNICATION SERVICES — 3.09%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.20%
[a]Level 3 Communications, Inc.	39,653,356	58,290,433
WIRELESS TELECOMMUNICATION SERVICES — 1.89%
KDDI Corp.	14,762	91,397,331

		149,687,764

TOTAL COMMON STOCK (Cost $4,080,782,360)		4,630,638,344

12    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 1.00%
MATERIALS — 0.63%
METALS & MINING — 0.63%
[c]Anglogold Holdings Ltd., 3.50%, 5/22/2014	$25,000,000	$30,687,500

		30,687,500

TELECOMMUNICATION SERVICES — 0.37%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.37%
Level 3 Communications, Inc., 6.50%, 10/1/2016	12,049,000	17,636,724

		17,636,724

TOTAL CONVERTIBLE BONDS (Cost $37,041,211)		48,324,224

SHORT TERM INVESTMENTS — 1.96%
DCP Midstream LLC, 0.30%, 4/1/2011	50,000,000	50,000,000
Wellpoint, Inc., 0.20%, 4/1/2011	45,000,000	45,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $95,000,000)		95,000,000

TOTAL INVESTMENTS — 98.66% (Cost $4,212,823,571)		$4,773,962,568
OTHER ASSETS LESS LIABILITIES — 1.34%		64,810,562

NET ASSETS — 100.00%		$4,838,773,130

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal March 31, 2011	Market Value March 31, 2011	Investment Income
Tokyo Steel Mfg.*	7,435,600	2,874,700	—	10,310,300	$120,357,073	$760,834

Total non-controlled affiliated issuers – 2.49% of net assets					$120,357,073	$760,834

*	Issuer not affiliated at September 30, 2010.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the aggregate value of these securities in the Fund’s portfolio was $30,687,500, representing 0.63% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $4,089,187,585) (Note 2)	$4,653,605,495
Non-controlled affiliated issuers (cost $123,635,986) (Note 2)	120,357,073
Cash	1,366,523
Receivable for investments sold	80,643,971
Receivable for fund shares sold	13,217,293
Unrealized appreciation on forward currency contracts (Note 7)	5,382,962
Dividends receivable	6,256,680
Dividend and interest reclaim receivable	1,350,194
Interest receivable	715,044
Prepaid expenses and other assets	108,527

Total Assets	4,883,003,762

LIABILITIES
Payable for securities purchased	32,048,773
Payable for fund shares redeemed	6,361,975
Unrealized depreciation on forward currency contracts (Note 7)	235,256
Payable to investment advisor and other affiliates (Note 3)	3,931,263
Accounts payable and accrued expenses	1,635,110
Dividends payable	18,255

Total Liabilities	44,230,632

NET ASSETS	$4,838,773,130

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,947,755
Net unrealized appreciation on investments	566,361,944
Accumulated net realized gain (loss)	(618,125,376)
Net capital paid in on shares of beneficial interest	4,888,588,807

$4,838,773,130

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,245,745,338 applicable to 33,753,326 shares of beneficial interest outstanding - Note 4)	$36.91
Maximum sales charge, 4.50% of offering price	1.74

Maximum offering price per share	$38.65

Class B Shares:
Net asset value and offering price per share * ($22,608,914 applicable to 650,036 shares of beneficial interest outstanding - Note 4)	$34.78

Class C Shares:
Net asset value and offering price per share * ($366,953,213 applicable to 10,411,088 shares of beneficial interest outstanding - Note 4)	$35.25

Class I Shares:
Net asset value, offering and redemption price per share ($2,605,300,045 applicable to 69,331,340 shares of beneficial interest outstanding - Note 4)	$37.58

Class R3 Shares:
Net asset value, offering and redemption price per share ($238,464,005 applicable to 6,505,191 shares of beneficial interest outstanding - Note 4)	$36.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($68,701,287 applicable to 1,863,990 shares of beneficial interest outstanding - Note 4)	$36.86

Class R5 Shares:
Net asset value, offering and redemption price per share ($291,000,328 applicable to 7,753,500 shares of beneficial interest outstanding - Note 4)	$37.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $834,103)	$22,334,665
Non-controlled affiliated issuers (net of foreign taxes withheld $26,265)	348,951
Interest income	3,754,819

Total Income	26,438,435

EXPENSES:
Investment advisory fees (Note 3)	16,286,964
Administration fees (Note 3)
Class A Shares	741,367
Class B Shares	13,957
Class C Shares	218,244
Class I Shares	588,565
Class R3 Shares	138,920
Class R4 Shares	37,952
Class R5 Shares	65,362
Distribution and service fees (Note 3)
Class A Shares	1,481,634
Class B Shares	111,523
Class C Shares	1,736,947
Class R3 Shares	556,229
Class R4 Shares	75,733
Transfer agent fees
Class A Shares	791,130
Class B Shares	22,168
Class C Shares	239,876
Class I Shares	1,056,750
Class R3 Shares	232,751
Class R4 Shares	88,961
Class R5 Shares	308,484
Registration and filing fees
Class A Shares	13,331
Class B Shares	8,925
Class C Shares	10,531
Class I Shares	28,811
Class R3 Shares	10,080
Class R4 Shares	11,266
Class R5 Shares	10,237
Custodian fees (Note 3)	296,410
Professional fees	57,750
Accounting fees	53,720
Trustee fees	50,223
Other expenses	227,871

Total Expenses	25,572,672
Less:
Expenses reimbursed by investment advisor (Note 3)	(448,721)

Net Expenses	25,123,951

Net Investment Income	$1,314,484

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$174,144,271
Forward currency contracts (Note 7)	(16,326,450)
Foreign currency transactions	(129,952)

157,687,869

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	670,594,839
Non-controlled affiliated issuers	2,057,207
Forward currency contracts (Note 7)	20,904,573
Foreign currency translations	76

693,556,695

Net Realized and Unrealized Gain	851,244,564

Net Increase in Net Assets Resulting from Operations	$852,559,048

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,314,484	$29,268,526
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	157,687,869	394,072,848
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	693,556,695	(318,877,004)

Net Increase (Decrease) in Net Assets Resulting from Operations	852,559,048	104,464,370

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(7,120,379)
Class B Shares	—	(57,103)
Class C Shares	—	(815,194)
Class I Shares	(1,083,639)	(17,633,649)
Class R3 Shares	—	(1,025,249)
Class R4 Shares	—	(339,423)
Class R5 Shares	(98,243)	(1,893,225)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(112,580,123)	(100,540,665)
Class B Shares	(3,634,796)	(17,635,969)
Class C Shares	(28,369,372)	(40,055,751)
Class I Shares	66,722,947	479,233,524
Class R3 Shares	(4,123,914)	34,129,445
Class R4 Shares	2,672,020	10,529,029
Class R5 Shares	12,347,347	60,623,632

Net Increase in Net Assets	784,411,275	501,863,393

NET ASSETS:
Beginning of Period	4,054,361,855	3,552,498,462

End of Period	$4,838,773,130	$4,054,361,855

Undistributed net investment income	$1,947,755	$1,815,153

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary non-fundamental goal, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$4,630,638,344	$4,630,638,344	$—	$—
Convertible Bonds	48,324,224	—	48,324,224	—
Short Term Investments	95,000,000	—	95,000,000	—

Total Investments in Securities	$4,773,962,568	$4,630,638,344	$143,324,224	$—

Other Financial Instruments**
Forward Currency Contracts	$5,382,962	$—	$5,382,962	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(235,256)	$—	$(235,256)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(a)	Ending Balance 3/31/11
Investments in Securities	$30,000,000	$—	$—	$—	$—	$(30,000,000)	$—

(a)	Net transfers out of Level 3 were to Level 1, and were due to changes in quoted prices in active markets for identical investments existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $284,616 for Class R3 shares, $66,101 for Class R4 Shares, and $98,004 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $21,769 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,306 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, there were no fees paid indirectly.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended (Unaudited) March 31, 2011		Year Ended (Audited) September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,314,442	$80,835,993	8,919,655	$275,295,386
Shares issued to shareholders in reinvestment of dividends	—	(2)	185,067	5,782,360
Shares repurchased	(5,737,146)	(193,420,190)	(12,535,727)	(381,632,085)
Redemption fees received*	—	4,076	—	13,674

Net Increase (Decrease)	(3,422,704)	$(112,580,123)	(3,431,005)	$(100,540,665)

Class B Shares
Shares sold	15,888	$514,158	33,963	$1,007,852
Shares issued to shareholders in reinvestment of dividends	—	—	1,560	46,442
Shares repurchased	(130,679)	(4,149,033)	(640,143)	(18,690,579)
Redemption fees received*	—	79	—	316

Net Increase (Decrease)	(114,791)	$(3,634,796)	(604,620)	$(17,635,969)

Class C Shares
Shares sold	389,007	$12,932,339	1,160,118	$34,417,962
Shares issued to shareholders in reinvestment of dividends	—	—	23,192	698,534
Shares repurchased	(1,279,691)	(41,302,909)	(2,561,879)	(75,176,179)
Redemption fees received*	—	1,198	—	3,932

Net Increase (Decrease)	(890,684)	$(28,369,372)	(1,378,569)	$(40,055,751)

Class I Shares
Shares sold	11,607,571	$405,472,681	33,481,948	$1,049,288,699
Shares issued to shareholders in reinvestment of dividends	22,978	860,513	436,183	13,744,602
Shares repurchased	(9,748,378)	(339,618,076)	(18,718,597)	(583,820,763)
Redemption fees received*	—	7,829	—	20,986

Net Increase (Decrease)	1,882,171	$66,722,947	15,199,534	$479,233,524

Class R3 Shares
Shares sold	828,453	$27,995,540	3,017,720	$92,556,011
Shares issued to shareholders in reinvestment of dividends	—	—	31,966	989,285
Shares repurchased	(948,119)	(32,120,201)	(1,927,763)	(59,417,965)
Redemption fees received*	—	747	—	2,114

Net Increase (Decrease)	(119,666)	$(4,123,914)	1,121,923	$34,129,445

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

	Six Months Ended (Unaudited) March 31, 2011		Year Ended (Audited) September 30, 2010
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	413,519	$14,272,955	1,194,182	$37,191,449
Shares issued to shareholders in reinvestment of dividends	—	—	9,282	288,552
Shares repurchased	(341,410)	(11,601,139)	(898,513)	(26,951,640)
Redemption fees received*	—	204	—	668

Net Increase (Decrease)	72,109	$2,672,020	304,951	$10,529,029

Class R5 Shares
Shares sold	1,349,012	$47,086,420	3,281,252	$103,225,130
Shares issued to shareholders in reinvestment of dividends	2,591	96,926	59,336	1,869,704
Shares repurchased	(997,119)	(34,836,865)	(1,440,353)	(44,473,586)
Redemption fees received*	—	866	—	2,384

Net Increase (Decrease)	354,484	$12,347,347	1,900,235	$60,623,632

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,349,121,570 and $1,543,797,372, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,212,823,571

Gross unrealized appreciation on a tax basis	$745,277,739
Gross unrealized depreciation on a tax basis	(184,138,742)

Net unrealized appreciation (depreciation)on investments (tax basis)	$561,138,997

At March 31, 2011, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $840,449. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$527,267,206
2018	242,353,997

$769,621,203

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	Sell	18,875,000,000	05/23/2011	226,981,021	$200,068	$—
Japanese Yen	Sell	4,320,228,100	05/23/2011	51,952,836	—	(235,256)
Japanese Yen	Sell	15,024,754,500	08/31/2011	180,850,993	3,145,119	—
Japanese Yen	Sell	6,966,190,300	08/31/2011	83,851,116	2,037,775	—

Total					$5,382,962	$(235,256)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2011

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$5,382,962

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(235,256)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2011 (Unaudited)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Six Months Ended March 31, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(16,326,450)	$(16,326,450)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$20,904,573	$20,904,573

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$30.44	(0.02)	6.49	6.47	—	—	—	$36.91	(0.09	)(d)	1.27	(d)	1.27	(d)	1.27	(d)	21.25	30.77	$1,245,746
2010 (c)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65		1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(c)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58		1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(c)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52		1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(c)	$37.59	0.29	7.86	8.15	(0.27)	(1.30)	(1.57)	$44.17	0.70		1.27		1.27		1.27		22.23	79.29	$1,599,976
2006(c)	$32.79	0.35	4.76	5.11	(0.31)	—	(0.31)	$37.59	1.02		1.35		1.34		1.35		15.63	51.36	$1,121,720
Class B Shares
2011(b)	$28.81	(0.16)	6.13	5.97	—	—	—	$34.78	(0.99	)(d)	2.16	(d)	2.16	(d)	2.16	(d)	20.72	30.77	$22,609
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)		2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74		2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (e)	(3.93)	(3.93)	$26.66	(0.28)		2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)	(1.30)	(1.32)	$42.36	(0.09)		2.07		2.07		2.07		21.26	79.29	$113,299
2006	$31.60	0.07	4.58	4.65	(0.08)	—	(0.08)	$36.17	0.21		2.15		2.14		2.15		14.71	51.36	$96,587
Class C Shares
2011(b)	$29.18	(0.14)	6.21	6.07	—	—	—	$35.25	(0.84	)(d)	2.02	(d)	2.03	(d)	2.02	(d)	20.80	30.77	$366,953
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)		2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81		2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)		2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)	(1.30)	(1.33)	$42.82	(0.05)		2.03		2.03		2.03		21.29	79.29	$621,687
2006	$31.92	0.09	4.62	4.71	(0.08)	—	(0.08)	$36.55	0.27		2.09		2.09		2.09		14.77	51.36	$490,399
Class I Shares
2011(b)	$30.95	0.05	6.60	6.65	(0.02)	—	(0.02)	$37.58	0.29	(d)	0.90	(d)	0.90	(d)	0.90	(d)	21.47	30.77	$2,605,300
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97		0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94		0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92		0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)	(1.30)	(1.71)	$44.80	1.05		0.93		0.92		0.93		22.62	79.29	$2,401,473
2006	$33.23	0.50	4.82	5.32	(0.44)	—	(0.44)	$38.11	1.41		0.98		0.97		0.98		16.10	51.36	$1,074,492
Class R3 Shares
2011(b)	$30.24	(0.03)	6.45	6.42	—	—	—	$36.66	(0.16	)(d)	1.35	(d)	1.35	(d)	1.60	(d)	21.23	30.77	$238,464
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57		1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57		1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50		1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)	(1.30)	(1.56)	$43.94	0.63		1.35		1.35		1.63		22.11	79.29	$151,260
2006	$32.68	0.37	4.71	5.08	(0.33)	—	(0.33)	$37.43	1.05		1.36		1.35		1.69		15.60	51.36	$48,627
Class R4 Shares
2011(b)	$30.39	(0.01)	6.48	6.47	—	—	—	$36.86	(0.06	)(d)	1.25	(d)	1.25	(d)	1.47	(d)	21.29	30.77	$68,701
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63		1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65		1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58		1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(f)	$41.00	0.20	3.12	3.32	(0.18)	—	(0.18)	$44.14	0.70	(d)	1.25	(d)	1.25	(d)	2.34	(d)	8.09	79.29	$7,038
Class R5 Shares
2011(b)	$30.92	0.04	6.58	6.62	(0.01)	—	(0.01)	$37.53	0.21	(d)	0.98	(d)	0.98	(d)	1.05	(d)	21.42	30.77	$291,000
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91		0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93		0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92		0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)	(1.30)	(1.71)	$44.78	1.14		0.91		0.91		0.93		22.63	79.29	$106,906
2006	$33.22	0.24	5.07	5.31	(0.44)	—	(0.44)	$38.09	0.64		1.00		0.98		3.24		16.07	51.36	$10,483

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,212.50	$7.02
Hypothetical*	$1,000.00	$1,018.59	$6.40
Class B Shares
Actual	$1,000.00	$1,207.20	$11.91
Hypothetical*	$1,000.00	$1,014.14	$10.87
Class C Shares
Actual	$1,000.00	$1,208.00	$11.15
Hypothetical*	$1,000.00	$1,014.83	$10.17
Class I Shares
Actual	$1,000.00	$1,214.70	$4.99
Hypothetical*	$1,000.00	$1,020.42	$4.55
Class R3 Shares
Actual	$1,000.00	$1,212.30	$7.44
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$1,212.90	$6.89
Hypothetical*	$1,000.00	$1,018.71	$6.28
Class R5 Shares
Actual	$1,000.00	$1,214.20	$5.41
Hypothetical*	$1,000.00	$1,020.04	$4.94

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.16%; C: 2.03%; I: 0.90%; R3: 1.35%; R4: 1.25%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Value Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	8.45%	3.18%	3.86%	10.00%
B Shares (Incep: 4/3/00)	7.56%	2.92%	3.66%	2.43%
C Shares (Incep: 10/2/95)	11.69%	3.35%	3.55%	9.48%
I Shares (Incep: 11/2/98)	13.99%	4.52%	4.75%	6.96%
R3 Shares (Incep: 7/1/03)	13.50%	4.08%	—	7.28%
R4 Shares (Incep: 2/1/07)	13.63%	—	—	0.68%
R5 Shares (Incep: 2/1/05)	13.90%	4.48%	—	6.68%
S&P 500 Index (Since 10/2/95)	15.65%	2.62%	3.29%	7.37%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Value Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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34    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH170

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	16.45%	0.48%	5.75%	9.20%	9.73%
With sales charge	11.22%	-1.05%	4.78%	8.70%	9.33%
MSCI EAFE Index (Since: 5/28/98)	10.42%	-3.01%	1.30%	5.39%	4.02%

4    This page is not part of the Semi-Annual Report.

its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/11

Top Contributors	Top Detractors
HTC Corp.	Turkiye Garanti Bankasi A.S.
Komatsu Ltd.	Sinopharm Group Co. Ltd.
Volkswagen AG Pfd	Intesa Sanpaolo S.p.A.
Schlumberger Ltd.	Tesco plc
Novo Nordisk A/S	Hennes & Mauritz AB
Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Portfolio P/E Trailing 12-months*	15.3x
Portfolio Price to Cash Flow*	8.3x
Portfolio Price to Book Value*	2.1x
Median Market Cap*	$39.3 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.89
Number of Companies	66

*	Source: FactSet

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Thornburg International Value Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 15, 2011

Dear Fellow Shareholder:

Once again, we are pleased to report encouraging results regarding your investment in the Thornburg International Value Fund. For the six-month period ended March 31, 2011, the Thornburg International Value Fund (Class A shares at NAV) total return was 12.45% compared with 10.20% and 10.99% for the benchmarks MSCI EAFE Index and MSCI All Country World ex-U.S. Index, respectively. Against a backdrop of a sovereign debt crisis in Europe, inflation concerns in the emerging markets, political turmoil in the Middle East and Africa, and the devastating earthquake and tsunami in Japan, markets were surprisingly resilient during the period. The continued global economic rebound from the 2008 financial crisis has helped to restore business and consumer confidence in the face of a challenging environment. Earnings continue to be in recovery mode in many industries and most regions around the globe, a positive signal as this is the ultimate driver of stock prices.

Stocks in the energy, automotive, and technology sectors led performance during the period. Though a concern on the economic and inflation front, higher oil prices boosted the profit potential of our oil and gas production and service companies. Schlumberger, a leading oil service company, was the outstanding performer in the sector, while Canadian Natural Resources, BG Group, and CNOOC contributed positively in the production segment. Two of our automobile holdings, Hyundai and Volkswagen, rose on the strength of emerging market exposure and continuation of the economic rebound in Europe and the United States. In technology, stock selection was key in what was generally a weak sector. HTC (Taiwan handsets) and Arm Holdings (U.K. semiconductor microprocessors) were exceptional performers due to their exposure to the explosive growth in smartphones. Other notable positive performance came from Komatsu (Japan construction and mining equipment) and Novo Nordisk (Danish pharmaceutical company focused on diabetes).

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

While the rise in oil and other commodity prices lifted some holdings, concerns about inflation, interest rates and overheating economies in emerging markets pressured others. The disappointing performance of Turkiye Garanti Bank, Sinopharm (Chinese pharmaceutical distributor) and BM&F Bovespa (Brazilian securities exchange) reflect these influences. A number of consumer related issues were also impacted by inflationary cost pressures such as Tesco (U.K. retailer), Hennes & Mauritz (Swedish apparel chain), and Reckitt Benckiser (U.K. manufacturer of household products). The rebound of financial service stocks also lost traction as well, as Standard Chartered and BNP Paribas retraced earlier good performance. While we were underweight Japan during the period (approximately 10% total portfolio exposure), Canon and Mitsubishi UFJ (bank) suffered due to perceived ramifications of the natural disaster.

Portfolio activity during the period included the elimination of eleven names and the addition of nine new holdings. Other activity revolved around opportunistic additions and trims to existing positions. Sales in the portfolio included Petrobras, KPN, Taiwan Semiconductor, Cairn Energy, Intesa Sanpaola, Smith & Nephew, British Sky Broadcasting, Amdocs, and Thomson Reuters. British Sky and Smith & Nephew were sold after appreciation on acquisition rumors. Others were eliminated to make room for what we consider more promising opportunities. New names included three energy related issues: Seadrill, Coal India, and Cenovus Energy; two insurance companies: Allianz and China Life, (the latter repurchased after a retracement); and a mix of others including Siemens, adidas, Credit Suisse Group, and KDDI, all of which we believe to hold strong value propositions.

It is only natural that current equity investor enthusiasm be tempered by the impact of the economic disruption in Japan, unrest in the Middle East and sovereign debt issues in Europe. While the earthquake-affected areas of Northeastern Japan are believed to only account for about 2% of Japanese Gross Domestic Product (GDP), the disruptions to production, radiation leaks from the Fukushima nuclear plant, and continuing power shortages are having a broader impact than originally anticipated. Near-term production in industries such as electronics and automobiles will be challenged for the many companies dependent on Japanese parts suppliers. Thus far, most of our Japanese holdings have held up relatively well, and compared with the benchmarks, our exposure to Japan remains modest. Despite the current challenges, we expect our Japanese holdings to return to normal operations in short order. Our longer-term investment theses for these stocks remain intact.

Additionally, there is considerable uncertainty associated with the political events in the Middle East. From an investment prospective, the concern mainly surrounds the potential for an oil price-driven inflation shock, harming economies dependent on imported oil. Efforts to contain the inflationary impact in countries that have been global growth drivers could undermine the progress of economic recovery. While this may not encourage risk taking, it does create opportunities for investors with time horizons beyond the next few weeks or months. We are never complacent, but we believe our approach to diversification, inclusive of “Basic Value”,

8    Certified Semi-Annual Report

“Consistent Earner” and “Emerging Franchise” stocks, in a portfolio focused on the merits and valuations of individual holdings can yield successful investment returns over time.

Thank you for your trust and confidence. To learn more about your portfolio’s holdings, please visit www. thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2011(Unaudited)

TOP TEN HOLDINGS

As of 3/31/11

Komatsu Ltd.	2.7%	SAP AG	2.2%
HTC Corp.	2.5%	LVMH Moët Hennessy Louis Vuitton SA	2.2%
Novo Nordisk A/S	2.5%	Siemens AG	2.1%
Volkswagen AG Pfd	2.5%	Teva Pharmaceutical Industries Ltd. ADR	2.1%
CNOOC Ltd.	2.3%	BG Group plc	2.1%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Energy	10.5%	Consumer Durables & Apparel	3.1%
Banks	9.6%	Insurance	2.9%
Materials	8.5%	Retailing	2.9%
Diversified Financials	8.2%	Household & Personal Products	2.5%
Capital Goods	7.2%	Media	2.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.6%	Software & Services	2.2%
Automobiles & Components	6.2%	Consumer Services	1.6%
Food, Beverage & Tobacco	4.9%	Transportation	1.5%
Technology Hardware & Equipment	4.1%	Semiconductors & Semiconductor Equipment	1.0%
Food & Staples Retailing	3.4%	Other Non-Classified Securities:
Health Care Equipment & Services	3.4%	Exchange Traded Funds	0.5%
Telecommunication Services	3.4%	Other Assets & Cash Equivalents	3.3%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11 (percent of equity holdings)

United Kingdom	15.8%	Taiwan	2.6%
Germany	12.7%	Israel	2.2%
Japan	10.8%	Hong Kong	2.1%
France	9.0%	Spain	1.9%
China	7.2%	South Korea	1.9%
Switzerland	6.6%	Australia	1.8%
Netherlands	5.3%	Sweden	1.6%
Canada	5.1%	Ireland	1.1%
Mexico	3.3%	Turkey	1.0%
Denmark	3.2%	Norway	1.0%
Brazil	2.9%	India	0.9%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 93.66%
AUTOMOBILES & COMPONENTS — 3.71%
AUTOMOBILES — 3.71%
Hyundai Motor Co.	2,820,953	$522,041,532
Toyota Motor Corp.	13,438,126	541,208,489

		1,063,250,021

BANKS — 9.58%
COMMERCIAL BANKS — 9.58%
BNP Paribas SA	7,573,758	553,957,247
China Merchants Bank Co. Ltd.	155,470,732	430,722,214
Industrial & Commercial Bank of China Ltd.	578,452,100	480,398,090
Mitsubishi UFJ Financial Group, Inc.	107,819,900	497,749,959
Standard Chartered plc	19,238,545	499,045,939
Turkiye Garanti Bankasi A.S.	60,683,568	283,757,236

		2,745,630,685

CAPITAL GOODS — 7.20%
AEROSPACE & DEFENSE — 0.64%
Embraer S.A.	5,421,345	182,699,326
ELECTRICAL EQUIPMENT — 0.61%
[a] Vestas Wind Systems A/S	4,065,826	176,351,686
INDUSTRIAL CONGLOMERATES — 2.13%
Siemens AG	4,456,900	610,850,928
MACHINERY — 3.82%
Fanuc Ltd.	2,157,007	326,481,343
Komatsu Ltd.	22,586,693	767,100,358

		2,063,483,641

CONSUMER DURABLES & APPAREL — 3.11%
TEXTILES, APPAREL & LUXURY GOODS — 3.11%
adidas AG	4,248,300	267,649,698
LVMH Moët Hennessy Louis Vuitton SA	3,940,056	623,715,493

		891,365,191

CONSUMER SERVICES — 1.56%
HOTELS, RESTAURANTS & LEISURE — 1.56%
[b] Carnival plc	11,352,925	446,566,887

		446,566,887

DIVERSIFIED FINANCIALS — 8.19%
CAPITAL MARKETS — 3.85%
Credit Suisse Group AG	9,840,338	418,147,406
Deutsche Bank AG	7,376,911	433,707,171
Julius Baer Group Ltd.	5,777,758	250,736,455
DIVERSIFIED FINANCIAL SERVICES — 4.34%
BM&F Bovespa SA	40,721,200	295,560,114
Hong Kong Exchanges & Clearing Ltd.	26,157,400	567,297,681
[a] ING Groep N.V.	30,088,400	380,829,119

		2,346,277,946

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 10.50%
ENERGY EQUIPMENT & SERVICES — 2.94%
Schlumberger Ltd.	6,222,625	$580,322,007
Seadrill Ltd.	7,222,524	261,200,633
OIL, GAS & CONSUMABLE FUELS — 7.56%
[a] BG Group plc	24,473,892	608,938,060
Canadian Natural Resources Ltd.	9,894,900	489,284,689
Cenovus Energy, Inc.	4,273,613	168,828,652
CNOOC Ltd.	257,235,370	649,491,572
[a] Coal India Ltd.	32,418,974	251,166,174

		3,009,231,787

FOOD & STAPLES RETAILING — 3.43%
FOOD & STAPLES RETAILING — 3.43%
Tesco plc	93,417,218	570,965,921
Wal-Mart de Mexico SAB de C.V.	137,062,200	411,378,462

		982,344,383

FOOD, BEVERAGE & TOBACCO — 4.85%
BEVERAGES — 1.06%
Sabmiller plc	8,615,750	305,106,938
FOOD PRODUCTS — 1.75%
Nestle SA	8,776,300	503,072,613
TOBACCO — 2.04%
British American Tobacco plc	14,534,525	583,373,142

		1,391,552,693

HEALTH CARE EQUIPMENT & SERVICES — 3.39%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.03%
Covidien plc	5,658,498	293,902,386
HEALTH CARE PROVIDERS & SERVICES — 2.36%
Fresenius Medical Care AG & Co.	6,521,994	438,024,163
Sinopharm Group Co. H	67,089,500	238,479,495

		970,406,044

HOUSEHOLD & PERSONAL PRODUCTS — 2.52%
HOUSEHOLD PRODUCTS — 1.40%
Reckitt Benckiser plc	7,796,278	400,467,177
PERSONAL PRODUCTS — 1.12%
Natura Cosmeticos SA	11,460,500	322,900,193

		723,367,370

INSURANCE — 2.95%
INSURANCE — 2.95%
Allianz SE	3,009,807	422,412,140
China Life Insurance Co.	51,060,042	192,003,166
Dai-ichi Life Insurance Co.	153,157	231,079,629

		845,494,935

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 8.46%
CHEMICALS — 2.87%
Air Liquide SA	3,863,440	$513,360,838
Potash Corp. of Saskatchewan, Inc.	5,229,300	308,162,649
CONSTRUCTION MATERIALS — 1.30%
Lafarge SA	5,984,204	373,282,870
METALS & MINING — 4.29%
ArcelorMittal	14,269,100	516,170,639
BHP Billiton Ltd.	10,477,762	504,601,924
Southern Copper Corp.	5,214,700	209,995,969

		2,425,574,889

MEDIA — 2.47%
MEDIA — 2.47%
Pearson plc	16,108,031	284,503,791
Publicis Groupe	7,526,002	422,100,841

		706,604,632

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.55%
PHARMACEUTICALS — 6.55%
Novartis AG	10,081,996	546,853,610
Novo Nordisk A/S	5,735,512	720,591,012
Teva Pharmaceutical Industries Ltd. ADR	12,164,900	610,313,033

		1,877,757,655

RETAILING — 2.92%
SPECIALTY RETAIL — 2.92%
Hennes & Mauritz AB	13,523,874	449,088,862
Kingfisher plc	98,103,317	386,990,677

		836,079,539

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
ARM Holdings plc	31,717,000	292,562,211

		292,562,211

SOFTWARE & SERVICES — 2.23%
SOFTWARE — 2.23%
SAP AG	10,441,393	639,253,558

		639,253,558

TECHNOLOGY HARDWARE & EQUIPMENT — 4.09%
COMMUNICATIONS EQUIPMENT — 2.52%
HTC Corp.	18,493,671	723,231,994
COMPUTERS & PERIPHERALS — 0.38%	6,057,621	109,083,344
[a] Logitech International SA
OFFICE ELECTRONICS — 1.19%
Canon, Inc.	7,811,938	339,976,143

		1,172,291,481

TELECOMMUNICATION SERVICES — 3.38%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.86%
Telefonica SA	21,332,753	534,061,795

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.52%
America Movil SAB de C.V. ADR	5,173,344	$300,571,287
KDDI Corp.	21,846	135,257,153

		969,890,235

TRANSPORTATION — 1.55%
ROAD & RAIL — 1.55%
Canadian National Railway Co.	5,889,800	444,392,852

		444,392,852

TOTAL COMMON STOCK (Cost $20,817,500,065)		26,843,378,635

PREFERRED STOCK — 2.47%
AUTOMOBILES & COMPONENTS — 2.47%
AUTOMOBILES — 2.47%
Volkswagen AG Pfd	4,369,070	708,656,483

TOTAL PREFERRED STOCK (Cost $402,710,146)		708,656,483

EXCHANGE TRADED FUNDS — 0.54%
ishares MSCI Japan Index Fund	15,000,000	154,650,000

TOTAL EXCHANGE TRADED FUNDS (Cost $149,397,000)		154,650,000

SHORT TERM INVESTMENTS — 2.36%
Atlantic City Electric, 0.28%, 4/5/2011	$15,730,000	15,729,511
Atlantic City Electric, 0.29%, 4/5/2011	43,000,000	42,998,614
BMW U.S. Capital LLC, 0.26%, 4/1/2011	10,700,000	10,700,000
Centerpoint Energy, 0.50%, 4/1/2011	40,000,000	40,000,000
Chicago GO, put 4/7/2011 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.35%, 1/1/2040	25,000,000	25,000,000
DCP Midstream LLC, 0.30%, 4/1/2011	25,300,000	25,300,000
DCP Midstream LLC, 0.33%, 4/7/2011	25,000,000	24,998,625
Devon Energy Corp., 0.19%, 4/1/2011	41,600,000	41,600,000
Houston, Texas Utilities Services, put 4/7/11 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.42%, 5/15/2034	44,595,000	44,595,000
Kellogg Co., 0.26%, 4/7/2011	15,000,000	14,999,350
Kinder Morgan Energy, 0.30%, 4/1/2011	40,000,000	40,000,000
Kinder Morgan Energy, 0.32%, 4/7/2011	10,000,000	9,999,467
Mississippi State, put 4/7/2011 (Nissan; Insured: Bank of America) (weekly demand notes), 0.23%, 11/1/2028	28,790,000	28,790,000
Missouri State Health & Educational Facilities Authority, put 4/1/2011 (Washington Univ.;
SPA: Wells Fargo Bank N.A.) (daily demand notes), 0.19%, 2/15/2034	8,780,000	8,780,000
New York City Municipal Water Finance Authority, put 4/1/2011 (SPA: Dexia) (daily demand notes), 0.24%, 6/15/2033	7,000,000	7,000,000
New York City Municipal Water Finance, put 4/1/2011 (SPA: Landesbank Hessen- Thuringen) (daily demand notes), 0.25%, 6/15/2039	10,000,000	10,000,000
Northern Il. Gas Corp., 0.15%, 4/1/2011	22,000,000	22,000,000
Northwest Natural Gas Co., 0.16%, 4/1/2011	32,000,000	32,000,000
Oglethorpe Power Corp., 0.20%, 4/5/2011	52,112,000	52,110,842
Pepco Holdings, Inc., 0.55%, 4/7/2011	42,748,000	42,744,081
South Fulton Georgia Municipal Water & Sewer Authority, put 4/7/2011 (LOC: Bank of America) (weekly demand notes), 0.24%, 1/1/2033	7,365,000	7,365,000
Toyota Motor Credit Corp., 0.11%, 4/1/2011	30,000,000	30,000,000
Toyota Motor Credit Corp., 0.14%, 4/6/2011	50,000,000	49,999,028

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Toyota Motor Credit Corp., 0.18%, 4/6/2011	$50,000,000	$49,998,750

TOTAL SHORT TERM INVESTMENTS (Cost $676,708,268)		676,708,268

TOTAL INVESTMENTS — 99.03% (Cost $22,046,315,479)		$28,383,393,386
OTHER ASSETS LESS LIABILITIES — 0.97%		278,555,878

NET ASSETS — 100.00%		$28,661,949,264

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal March 31, 2011	Market Value March 31, 2011	Investment Income
Carnival plc	11,352,925	—	—	11,352,925	$446,566,887	$3,941,849
Sinopharm	67,089,500	—	—	67,089,500	*	—

Total non-controlled affiliated issuers – 1.56% of net assets					$446,566,887	$3,941,849

* Issuer not affiliated at March 31, 2011.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
AGM	Insured by Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage
GO	General Obligation
LOC	Letter of Credit
Pfd	Preferred Stock
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $21,547,584,308) (Note 2)	$27,936,826,499
Non-controlled affiliated issuers (cost $498,731,171) (Note 2)	446,566,887
Cash	133,478,480
Cash denominated in foreign currency (cost $31,204,961)	31,391,961
Receivable for investments sold	32,543,707
Receivable for fund shares sold	99,540,726
Dividends receivable	87,184,651
Dividend and interest reclaim receivable	15,268,691
Interest receivable	32,287
Prepaid expenses and other assets	498,680

Total Assets	28,783,332,569

LIABILITIES
Payable for securities purchased	10,804,551
Payable for fund shares redeemed	51,211,282
Unrealized depreciation on forward currency contracts (Note 7)	23,649,796
Payable to investment advisor and other affiliates (Note 3)	22,211,069
Deferred tax payable	2,813,781
Accounts payable and accrued expenses	10,673,259
Dividends payable	19,567

Total Liabilities	121,383,305

NET ASSETS	$28,661,949,264

NET ASSETS CONSIST OF:
Undistributed net investment income	$21,400,340
Net unrealized appreciation on investments	6,312,039,435
Accumulated net realized gain (loss)	(3,341,121,331)
Net capital paid in on shares of beneficial interest	25,669,630,820

$28,661,949,264

16    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($7,678,208,245 applicable to 262,897,773 shares of beneficial interest outstanding - Note 4)	$29.21
Maximum sales charge, 4.50% of offering price	1.38

Maximum offering price per share	$30.59

Class B Shares:
Net asset value and offering price per share * ($77,284,394 applicable to 2,824,867 shares of beneficial interest outstanding - Note 4)	$27.36

Class C Shares:
Net asset value and offering price per share * ($1,828,737,357 applicable to 66,536,632 shares of beneficial interest outstanding - Note 4)	$27.48

Class I Shares:
Net asset value, offering and redemption price per share ($12,219,814,609 applicable to 409,449,563 shares of beneficial interest outstanding - Note 4)	$29.84

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,555,776,866 applicable to 53,209,330 shares of beneficial interest outstanding - Note 4)	$29.24

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,274,088,823 applicable to 43,806,410 shares of beneficial interest outstanding - Note 4)	$29.08

Class R5 Shares:
Net asset value, offering and redemption price per share ($4,028,038,970 applicable to 135,191,060 shares of beneficial interest outstanding - Note 4)	$29.80

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $16,086,292)	$200,244,654
Non-controlled affiliated issuers	3,941,849
Interest income	1,457,861

Total Income	205,644,364

EXPENSES:
Investment advisory fees (Note 3)	88,569,204
Administration fees (Note 3)
Class A Shares	4,515,925
Class B Shares	47,691
Class C Shares	1,093,837
Class I Shares	2,737,244
Class R3 Shares	897,848
Class R4 Shares	672,923
Class R5 Shares	839,809
Distribution and service fees (Note 3)
Class A Shares	8,908,056
Class B Shares	381,074
Class C Shares	8,707,589
Class R3 Shares	3,594,045
Class R4 Shares	1,348,675
Transfer agent fees
Class A Shares	4,928,550
Class B Shares	64,032
Class C Shares	1,064,470
Class I Shares	4,386,700
Class R3 Shares	1,413,805
Class R4 Shares	1,352,769
Class R5 Shares	3,129,124
Registration and filing fees
Class A Shares	29,750
Class B Shares	28,007
Class C Shares	24,677
Class I Shares	202,408
Class R3 Shares	14,250
Class R4 Shares	29,100
Class R5 Shares	67,804
Custodian fees (Note 3)	4,752,932
Professional fees	182,490
Accounting fees	311,665
Trustee fees	284,550
Other expenses	1,234,350

Total Expenses	145,815,353
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,462,812)
Fees paid indirectly (Note 3)	(7,032)

Net Expenses	144,345,509

Net Investment Income	$61,298,855

18    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$259,492,721
Forward currency contracts (Note 7)	(137,436,678)
Foreign currency transactions	4,251,485

126,307,528

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes payable of $2,813,781)	2,690,213,286
Non-controlled affiliated issuers	352,623
Forward currency contracts (Note 7)	99,102,602
Foreign currency translations	(671,846)

2,788,996,665

Net Realized and Unrealized Gain	2,915,304,193

Net Increase in Net Assets Resulting from Operations	$2,976,603,048

See notes to financial statements.

Certified Semi-Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Value Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$61,298,855	$167,111,665
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	126,307,528	(658,847,770)
Increase (Decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts, foreign currency translations and deferred taxes	2,788,996,665	2,357,581,186

Net Increase (Decrease) in Net Assets Resulting from Operations	2,976,603,048	1,865,845,081

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,081,688)	(38,456,122)
Class B Shares	—	(198,599)
Class C Shares	—	(4,699,975)
Class I Shares	(31,645,949)	(87,399,958)
Class R3 Shares	(412,639)	(6,932,653)
Class R4 Shares	(1,275,841)	(5,643,833)
Class R5 Shares	(8,362,339)	(20,695,344)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	144,040,716	889,589,596
Class B Shares	(5,415,549)	(12,642,863)
Class C Shares	(11,621,987)	(31,967,736)
Class I Shares	1,281,796,482	2,642,039,493
Class R3 Shares	80,829,974	168,532,316
Class R4 Shares	282,113,298	285,485,092
Class R5 Shares	1,201,366,445	867,059,993

Net Increase in Net Assets	5,900,933,971	6,509,914,488

NET ASSETS:
Beginning of Period	22,761,015,293	16,251,100,805

End of Period	$28,661,949,264	$22,761,015,293

Undistributed net investment income	$21,400,340	$8,879,941

*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary non-fundamental goal, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$26,843,378,635	$26,843,378,635	$—	$—
Preferred Stock	708,656,483	708,656,483	—	—
Exchange Traded Funds	154,650,000	154,650,000	—	—
Short Term Investments	676,708,268	—	676,708,268	—

Total Investments in Securities	$28,383,393,386	$27,706,685,118	$676,708,268	$—
Other Financial Instruments**
Spot Currency	$32,183	$32,183	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(23,649,796)	$—	$(23,649,796)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,341 for Class B shares, $804,316 for Class R3 shares, and $643,155 for Class R4 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $215,423 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $60,155 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $7,032.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	39,142,871	$1,097,278,209	98,256,291	$2,406,532,000
Shares issued to shareholders in reinvestment of dividends	212,939	6,124,844	1,284,114	31,575,504
Shares repurchased	(34,294,051)	(959,387,647)	(63,800,486)	(1,548,569,721)
Redemption fees received*	—	25,310	—	51,813

Net Increase (Decrease)	5,061,759	$144,040,716	35,739,919	$889,589,596

Class B Shares
Shares sold	19,564	$512,830	49,186	$1,143,298
Shares issued to shareholders in reinvestment of dividends	—	—	5,827	132,783
Shares repurchased	(226,610)	(5,928,647)	(609,378)	(13,919,631)
Redemption fees received*	—	268	—	687

Net Increase (Decrease)	(207,046)	$(5,415,549)	(554,365)	$(12,642,863)

Class C Shares
Shares sold	6,151,773	$162,394,949	12,441,045	$288,168,162
Shares issued to shareholders in reinvestment of dividends	1	10	134,652	3,080,176
Shares repurchased	(6,605,340)	(174,023,073)	(14,084,287)	(323,230,328)
Redemption fees received*	—	6,127	—	14,254

Net Increase (Decrease)	(453,566)	$(11,621,987)	(1,508,590)	$(31,967,736)

Class I Shares
Shares sold	92,461,083	$2,651,319,218	170,443,043	$4,255,830,103
Shares issued to shareholders reinvestment of dividends	658,774	19,161,080	2,095,554	52,935,805
Shares repurchased	(48,505,091)	(1,388,722,058)	(66,945,828)	(1,666,796,964)
Redemption fees received*	—	38,242	—	70,549

Net Increase (Decrease)	44,614,766	$1,281,796,482	105,592,769	$2,642,039,493

Class R3 Shares
Shares sold	11,161,276	$314,161,246	20,220,086	$495,436,244
Shares issued to shareholders in reinvestment of dividends	12,924	373,254	252,563	6,217,484
Shares repurchased	(8,309,988)	(233,709,547)	(13,635,248)	(333,131,790)
Redemption fees received*	—	5,021	—	10,378

Net Increase (Decrease)	2,864,212	$80,829,974	6,837,401	$168,532,316

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	14,848,540	$413,398,828	20,306,284	$494,190,744
Shares issued to shareholders in reinvestment of dividends	34,910	994,606	166,103	4,086,982
Shares repurchased	(4,751,543)	(132,283,873)	(8,731,380)	(212,798,772)
Redemption fees received*	—	3,737	—	6,138

Net Increase (Decrease)	10,131,907	$282,113,298	11,741,007	$285,485,092

Class R5 Shares
Shares sold	52,299,060	$1,484,150,525	47,990,020	$1,194,175,209
Shares issued to shareholders in reinvestment of dividends	273,515	7,956,205	768,879	19,399,053
Shares repurchased	(10,190,986)	(290,751,932)	(13,949,845)	(346,531,210)
Redemption fees received*	—	11,647	—	16,941

Net Increase (Decrease)	42,381,589	$1,201,366,445	34,809,054	$867,059,993

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,444,931,507 and $2,694,716,848, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$22,046,315,479

Gross unrealized appreciation on a tax basis	$7,125,214,562
Gross unrealized depreciation on a tax basis	(788,136,655)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,337,077,907

At March 31, 2011, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $3,311,212 and $727,165,223, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182

$2,844,899,647

26    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts at March 31, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at March 31, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	Sell	6,300,000,000	05/24/2011	527,229,609	$—	$(23,649,796)

Total					$—	$(23,649,796)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at March 31, 2011

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(23,649,796)

Certified Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2011 (Unaudited)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Six Months Ended March 31, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(137,436,678)	$(137,436,678)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Six Months Ended March 31, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$99,102,602	$99,102,602

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

28    Certified Semi-Annual Report

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Certified Semi-Annual Report    29

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$26.00	0.05	3.19	3.24	(0.03)	—	(0.03)	$29.21	0.32	(d)	1.25	(d)	1.25	(d)	1.25	(d)	12.45	10.94	$7,678,208
2010 (c)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72		1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(c)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09		1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(c)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23		1.28		1.28		1.28		(27.77)	27.31	$5,510,070
2007(c)	$26.51	0.27	10.25	10.52	(0.29)	(0.65)	(0.94)	$36.09	0.88		1.29		1.29		1.29		40.64	64.77	$7,111,205
2006(c)	$22.80	0.32	4.00	4.32	(0.21)	(0.40)	(0.61)	$26.51	1.25		1.33		1.33		1.33		19.30	36.58	$4,261,892
Class B Shares
2011(b)	$24.43	(0.07)	3.00	2.93	—	—	—	$27.36	(0.51	)(d)	2.06	(d)	2.06	(d)	2.10	(d)	11.99	10.94	$77,284
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)		2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29		2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44		2.04		2.04		2.04		(28.33)	27.31	$98,541
2007	$25.28	0.03	9.75	9.78	(0.08)	(0.65)	(0.73)	$34.33	0.11		2.06		2.06		2.06		39.55	64.77	$135,486
2006	$21.82	0.11	3.81	3.92	(0.06)	(0.40)	(0.46)	$25.28	0.44		2.13		2.13		2.13		18.32	36.58	$82,799
Class C Shares
2011(b)	$24.54	(0.05)	2.99	2.94	—	—	—	$27.48	(0.42	)(d)	1.98	(d)	1.98	(d)	1.98	(d)	11.98	10.94	$1,828,737
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)		2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34		2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50		2.00		2.00		2.00		(28.28)	27.31	$1,852,185
2007	$25.37	0.05	9.78	9.83	(0.10)	(0.65)	(0.75)	$34.45	0.17		2.01		2.01		2.01		39.63	64.77	$2,309,487
2006	$21.89	0.13	3.82	3.95	(0.07)	(0.40)	(0.47)	$25.37	0.55		2.06		2.05		2.06		18.41	36.58	$1,290,250
Class I Shares
2011(b)	$26.57	0.10	3.25	3.35	(0.08)	—	(0.08)	$29.84	0.72	(d)	0.87	(d)	0.87	(d)	0.87	(d)	12.61	10.94	$12,219,815
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17		0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54		0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64		0.89		0.89		0.89		(27.45)	27.31	$5,152,506
2007	$26.99	0.41	10.42	10.83	(0.40)	(0.65)	(1.05)	$36.77	1.32		0.90		0.90		0.90		41.17	64.77	$5,113,109
2006	$23.19	0.43	4.06	4.49	(0.29)	(0.40)	(0.69)	$26.99	1.67		0.94		0.94		0.94		19.76	36.58	$2,034,453
Class R3 Shares
2011(b)	$26.04	0.02	3.19	3.21	(0.01)	—	(0.01)	$29.24	0.13	(d)	1.45	(d)	1.45	(d)	1.56	(d)	12.32	10.94	$1,555,777
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61		1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02		1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07		1.45		1.45		1.62		(27.90)	27.31	$902,150
2007	$26.58	0.23	10.26	10.49	(0.24)	(0.65)	(0.89)	$36.18	0.75		1.45		1.45		1.61		40.43	64.77	$984,587
2006	$22.88	0.33	3.97	4.30	(0.20)	(0.40)	(0.60)	$26.58	1.29		1.45		1.45		1.61		19.15	36.58	$445,081
Class R4 Shares
2011(b)	$25.90	0.05	3.16	3.21	(0.03)	—	(0.03)	$29.08	0.37	(d)	1.25	(d)	1.25	(d)	1.37	(d)	12.40	10.94	$1,274,089
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85		1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29		1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51		1.25		1.25		1.40		(27.73)	27.31	$231,960
2007(e)	$28.86	0.09	7.36	7.45	(0.29)	—	(0.29)	$36.02	0.42	(d)	1.25	(d)	1.25	(d)	1.70	(d)	25.90	64.77	$39,217
Class R5 Shares
2011(b)	$26.53	0.09	3.25	3.34	(0.07)	—	(0.07)	$29.80	0.65	(d)	0.98	(d)	0.98	(d)	0.98	(d)	12.58	10.94	$4,028,039
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11		0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51		0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65		0.99		0.99		1.01		(27.54)	27.31	$944,582
2007	$26.97	0.43	10.39	10.82	(0.40)	(0.65)	(1.05)	$36.74	1.33		0.94		0.94		0.95		41.13	64.77	$450,944
2006	$23.18	0.45	4.03	4.48	(0.29)	(0.40)	(0.69)	$26.97	1.76		0.95		0.95		0.96		19.72	36.58	$48,699

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Semi-Annual Report	Certified Semi-Annual Report 31

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,124.50	$6.60
Hypothetical*	$1,000.00	$1,018.72	$6.27
Class B Shares
Actual	$1,000.00	$1,119.90	$10.90
Hypothetical*	$1,000.00	$1,014.65	$10.36
Class C Shares
Actual	$1,000.00	$1,119.80	$10.47
Hypothetical*	$1,000.00	$1,015.05	$9.96
Class I Shares
Actual	$1,000.00	$1,126.10	$4.62
Hypothetical*	$1,000.00	$1,020.59	$4.39
Class R3 Shares
Actual	$1,000.00	$1,123.20	$7.67
Hypothetical*	$1,000.00	$1,017.71	$7.29
Class R4 Shares
Actual	$1,000.00	$1,124.00	$6.62
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$1,125.80	$5.18
Hypothetical*	$1,000.00	$1,020.06	$4.92

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; B: 2.06%; C: 1.98%; I: 0.87%; R3: 1.45%; R4: 1.25%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	11.22%	4.78%	8.70%	9.33%
B Shares (Incep: 4/3/00)	10.52%	4.60%	8.48%	6.59%
C Shares (Incep: 5/28/98)	14.57%	4.98%	8.36%	8.84%
I Shares (Incep: 3/30/01)	16.90%	6.17%	9.68%	9.68%
R3 Shares (Incep: 7/1/03)	16.26%	5.60%	—	12.95%
R4 Shares (Incep: 2/1/07)	16.49%	—	—	3.29%
R5 Shares (Incep: 2/1/05)	16.85%	6.12%	—	9.80%
MSCI EAFE Index (Since 5/28/98)	10.42%	1.30%	5.39%	4.02%
MSCI AC World ex-U.S. Index (Since 5/28/98)	13.61%	4.05%	7.84%	5.92%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    33

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

34    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    37

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $80 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    39

Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH176

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Tim Cunningham, CFA, Alexander M.V. Motola, CFA, and Greg Dunn

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	13.26%	0.06%	-0.20%	3.26%
With sales charge	8.16%	-1.47%	-1.11%	2.80%
Russell 3000 Growth Index
(Since: 12/27/00)	19.24%	5.58%	4.32%	0.74%

4    This page is not part of the Semi-Annual Report.

the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team test the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in as many ways as possible before reaching an investment decision.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/11

Top Contributors	Top Detractors
Gentex Corp.	Grand Canyon Education, Inc.
Frontier Oil Corp.	Equinix, Inc.
Affiliated Managers Group, Inc.	F5 Networks, Inc.
ON Semiconductor Corp.	Skechers USA, Inc.
Charles Schwab Corp.	Sourcefire, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Portfolio P/E Trailing 12-months*	21.8x
Portfolio Price to Cash Flow*	14.2x
Portfolio Price to Book Value*	3.7x
Median Market Cap*	$8.7 B
7-Year Beta (A Shares vs. Russell 3K G)*	1.14
Number of Companies	38

* Source: FactSet

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Thornburg Core Growth Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

April 18, 2010

Dear Fellow Shareholder:

For the six months ended March 31, 2011, the performance of the Thornburg Core Growth Fund was relatively benchmark-like. The Fund’s Class A shares marginally underperformed its benchmark with a total return of 18.10% (without sales charge) compared to 19.33% for the Russell 3000 Growth Index. On March 31, 2011, the net asset value (NAV) for the Class A shares was $16.31. At the end of the last fiscal year, September 30, 2010, the Class A share NAV was $13.81.

The stock selection effect was positive over the past half year, with particularly good results in health care, financials, and energy. Consumer discretionary was our toughest sector, with Grand Canyon Education, Life Time Fitness, and Skechers USA dragging on our results. The overall positive stock selection impact was overwhelmed by our weights within various sectors: relative to the Russell 3000 Growth Index, results were hampered by being overweight health care and technology, and underweight industrials and especially energy.

The three best performing sectors over the past six months within our benchmark were industrials, materials, and energy – all cyclical sectors that we have historically had less exposure to. Given the state of the global economy in general, and the U.S. economy in particular, we believe secular growth is an increasingly scarce resource – and something investors will be willing to pay for. Large moves in the more cyclical parts of the market are a challenge for us, but a temporal one.

Our largest positive contributors to returns were Gentex, Frontier Oil, Affiliated Managers Group, ON Semiconductor, and Charles Schwab Corp. Gentex is the leading supplier of auto-dimming mirrors to the global auto industry and the company has a strong presence in the Rear Camera Display (RCD) market, integrating this product into their mirror lineup. Recently, there has been a lot of regulatory interest in mandating RCD in all cars, and Gentex has benefited. Affiliated Managers is a holding company which invests in the firms of asset managers. In addition to strong performance from their stable of managers, the company has been very successful in attracting new assets from overseas investors.

When we started the Fund, we labeled it “Thornburg Core Growth Fund” with the idea of addressing a wide variety of investment opportunities. We wanted a fund that could and would buy small-, mid-, and large-cap stocks, a fund that would use the “basket” structure,

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

which has worked well across multiple Thornburg Funds, and a fund that would buy very valuation-sensitive “core” holdings, as well as more aggressive, high-growth stocks in all parts of the market. Leading into late 2007, the Fund was always more “growth” than “core”, but we were sensitive of the desire to balance both. Since the 2008 financial crisis, the nature of the holdings evolved to more “core” and less “growth.” Several of the recent additions to the Fund seek to re-establish the growth bias more prominently.

We added eighteen new stocks to the portfolio over the past six months, including a number of higher-growth names like EMC, SolarWinds, BroadSoft, Intuit, Zoll Medical, and PriceSmart, as well as some “economic recovery” names like FedEx Corp., Portfolio Recovery Associates, and UBS. Many of those additions have already made a material contribution to performance. BroadSoft sells software to wireline, wireless, and cable operators to enhance service offerings over internet-protocol based networks – basically representing a direct opportunity on the success and deployment of 4G (LTE) networks in the intermediate term, and the conversion of wireline networks from time-division multiplexing to packet-based technologies in the near term. This is an area of tremendous growth. Intuit, the market leader in do-it-yourself tax preparation software, also contributed nicely, shortly after purchase. Online tax preparation is a secular growth market as more and more people shift from paper tax returns to online filing. Intuit also offers a number of solutions for small businesses, including QuickBooks accounting software.

We remain optimistic that regardless of the economic environment, our disciplined, consistent, bottom-up approach to stock research will lead us to attractive growth companies. We encourage you to learn more about your portfolio. Descriptions of each holding and links within the Thornburg company website can be found by pointing your internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Semi-Annual Report.

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/11

Gilead Sciences, Inc.	5.0%	Visa, Inc.	3.5%
Amazon.com, Inc.	4.3%	Microsoft Corp.	3.5%
EMC Corp.	3.8%	Intuit, Inc.	3.4%
Qualcomm, Inc.	3.7%	The Gap, Inc.	3.0%
Google, Inc.	3.7%	Charles Schwab Corp.	3.0%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Software & Services	30.5%	Semiconductors & Semiconductor Equipment	2.5%
Diversified Financials	13.3%	Food & Staples Retailing	2.5%
Technology Hardware & Equipment	9.9%	Banks	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	9.8%	Transportation	2.3%
Health Care Equipment & Services	9.4%	Energy	2.2%
Retailing	7.3%	Capital Goods	1.4%
Automobiles & Components	2.6%	Other Assets & Cash Equivalents	1.4%
Telecommunication Services	2.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11 (% of equity holdings)

United States	89.5%	Switzerland	2.9%
United Kingdom	5.1%	Costa Rica	2.5%

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 98.61%
AUTOMOBILES & COMPONENTS — 2.59%
AUTO COMPONENTS — 2.59%
Gentex Corp.	1,011,623	$30,601,596

		30,601,596

BANKS — 2.31%
COMMERCIAL BANKS — 2.31%	479,606	27,303,969

[a] SVB Financial Group
		27,303,969

CAPITAL GOODS — 1.43%
TRADING COMPANIES & DISTRIBUTORS — 1.43%
[a] RSC Holdings, Inc.	1,177,116	16,926,928

		16,926,928

DIVERSIFIED FINANCIALS — 13.31%
CAPITAL MARKETS — 8.77%
[a] Affiliated Managers Group, Inc.	322,876	35,312,948
Charles Schwab Corp.	1,961,435	35,364,673
[a] UBS AG	1,844,000	33,085,596
DIVERSIFIED FINANCIAL SERVICES — 4.54%
[a] Encore Capital Group, Inc.	375,000	8,883,750
[a] Intercontinental Exchange, Inc.	184,144	22,749,150
[a] Portfolio Recovery Associates, Inc.	258,794	22,031,133

		157,427,250

ENERGY — 2.23%
ENERGY EQUIPMENT & SERVICES — 1.10%
Baker Hughes, Inc.	177,800	13,055,854
OIL, GAS & CONSUMABLE FUELS — 1.13%
[a] Continental Resources, Inc.	187,300	13,386,331

		26,442,185

FOOD & STAPLES RETAILING — 2.48%
FOOD & STAPLES RETAILING — 2.48%
PriceSmart, Inc.	800,000	29,312,000

		29,312,000

HEALTH CARE EQUIPMENT & SERVICES — 9.37%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.47%
Covidien plc	677,310	35,179,481
[a] Zoll Medical Corp.	395,306	17,713,662
HEALTH CARE PROVIDERS & SERVICES — 4.90%
[a] HMS Holdings Corp.	392,677	32,140,613
[a] Medco Health Solutions, Inc.	459,600	25,811,136

		110,844,892

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.82%
BIOTECHNOLOGY — 7.34%
[a] Alexion Pharmaceuticals, Inc.	276,055	27,241,107

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
[a] Gilead Sciences, Inc.	1,404,179	$59,593,357
PHARMACEUTICALS — 2.48%
[a] Salix Pharmaceuticals Ltd.	836,437	29,300,388

		116,134,852

RETAILING — 7.34%
INTERNET & CATALOG RETAIL — 4.29%
[a] Amazon.com, Inc.	281,715	50,745,323
SPECIALTY RETAIL — 3.05%
The Gap, Inc.	1,591,600	36,065,656

		86,810,979

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.50%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.50%
[a] ON Semiconductor Corp.	3,003,198	29,641,564

		29,641,564

SOFTWARE & SERVICES — 30.49%
INFORMATION TECHNOLOGY SERVICES — 9.26%
[a] Amdocs Ltd.	1,198,006	34,562,473
[a] Fiserv, Inc.	528,284	33,133,972
Visa, Inc.	569,356	41,915,989
INTERNET SOFTWARE & SERVICES — 8.04%
[a] Google, Inc.	73,669	43,185,505
[a] RightNow Technologies, Inc.	848,340	26,553,042
[a] Telecity Group plc	3,108,056	25,353,509
SOFTWARE — 13.19%
[a] BroadSoft, Inc.	560,677	26,738,686
[a] Intuit, Inc.	747,200	39,676,320
Microsoft Corp.	1,610,438	40,840,708
[a] RealD, Inc.	732,200	20,032,992
[a] SolarWinds, Inc.	1,225,579	28,752,083

		360,745,279

TECHNOLOGY HARDWARE & EQUIPMENT — 9.91%
COMMUNICATIONS EQUIPMENT — 6.08%
[a] F5 Networks, Inc.	274,100	28,114,437
Qualcomm, Inc.	799,800	43,853,034
COMPUTERS & PERIPHERALS — 3.83%
[a] EMC Corp.	1,707,300	45,328,815

		117,296,286

TELECOMMUNICATION SERVICES — 2.58%
WIRELESS TELECOMMUNICATION SERVICES — 2.58%
[a] SBA Communications Corp.	770,700	30,581,376

		30,581,376

TRANSPORTATION — 2.25%
AIR FREIGHT & LOGISTICS — 2.25%
FedEx Corp.	284,027	26,570,727

		26,570,727

TOTAL COMMON STOCK (Cost $922,571,893)		1,166,639,883

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 1.10%
Wellpoint, Inc., 0.20%, 4/1/2011	$13,000,000	$13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $13,000,000)		13,000,000

TOTAL INVESTMENTS — 99.71% (Cost $935,571,894)		$1,179,639,883
OTHER ASSETS LESS LIABILITIES — 0.29%		3,372,107

NET ASSETS — 100.00%		$1,183,011,990

Footnote Legend

a	Non-income producing.

See notes to financial statements.

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Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $935,571,894) (Note 2)	$1,179,639,883
Cash	751,695
Receivable for investments sold	15,973,550
Receivable for fund shares sold	1,003,279
Dividends receivable	34,083
Prepaid expenses and other assets	86,862

Total Assets	1,197,489,352

LIABILITIES
Payable for securities purchased	1,662,899
Payable for fund shares redeemed	10,608,414
Payable to investment advisor and other affiliates (Note 3)	1,223,595
Accounts payable and accrued expenses	982,385
Dividends payable	69

Total Liabilities	14,477,362

NET ASSETS	$1,183,011,990

NET ASSETS CONSIST OF:
Net investment loss	$(6,356,342)
Net unrealized appreciation on investments	244,067,989
Accumulated net realized gain (loss)	(761,110,459)
Net capital paid in on shares of beneficial interest	1,706,410,802

$1,183,011,990

14    Certified Semi-Annual Report.

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($335,363,092 applicable to 20,557,204 shares of beneficial interest outstanding - Note 4)	$16.31
Maximum sales charge, 4.50% of offering price	0.77

Maximum offering price per share	$17.08

Class C Shares:
Net asset value and offering price per share * ($201,186,970 applicable to 13,407,802 shares of beneficial interest outstanding - Note 4)	$15.01

Class I Shares:
Net asset value, offering and redemption price per share ($157,243,701 applicable to 9,280,769 shares of beneficial interest outstanding - Note 4)	$16.94

Class R3 Shares:
Net asset value, offering and redemption price per share ($188,508,274 applicable to 11,553,265 shares of beneficial interest outstanding - Note 4)	$16.32

Class R4 Shares:
Net asset value, offering and redemption price per share ($17,244,336 applicable to 1,054,410 shares of beneficial interest outstanding - Note 4)	$16.35

Class R5 Shares:
Net asset value, offering and redemption price per share ($283,465,617 applicable to 16,744,796 shares of beneficial interest outstanding - Note 4)	$16.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income	$2,714,483
Interest income	52,803

Total Income	2,767,286

EXPENSES:
Investment advisory fees (Note 3)	5,310,114
Administration fees (Note 3)
Class A Shares	223,409
Class C Shares	131,474
Class I Shares	42,392
Class R3 Shares	128,302
Class R4 Shares	12,347
Class R5 Shares	77,857
Distribution and service fees (Note 3)
Class A Shares	446,822
Class C Shares	1,046,747
Class R3 Shares	513,313
Class R4 Shares	24,563
Transfer agent fees
Class A Shares	388,378
Class C Shares	228,220
Class I Shares	115,385
Class R3 Shares	276,830
Class R4 Shares	49,702
Class R5 Shares	393,665
Registration and filing fees
Class A Shares	11,468
Class C Shares	10,216
Class I Shares	10,205
Class R3 Shares	10,395
Class R4 Shares	10,548
Class R5 Shares	12,612
Custodian fees (Note 3)	106,980
Professional fees	32,467
Accounting fees	19,350
Trustee fees	15,278
Other expenses	93,505

Total Expenses	9,742,544
Less:
Expenses reimbursed by investment advisor (Note 3)	(715,233)

Net Expenses	9,027,311

Net Investment Loss	$(6,260,025)

16    Certified Semi-Annual Report.

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$152,935,221
Foreign currency transactions	(101,962)

152,833,259

Net change in unrealized appreciation (depreciation) on investments	69,719,320

Net Realized and Unrealized Gain	222,552,579

Net Increase in Net Assets Resulting from Operations	$216,292,554

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(6,260,025)	$(16,110,454)
Net realized gain (loss) on investments and foreign currency transactions	152,833,259	118,279,325
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	69,719,320	(84,200,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	216,292,554	17,968,785

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(98,083,679)	(143,803,748)
Class C Shares	(48,907,900)	(75,171,959)
Class I Shares	(43,853,119)	(48,814,392)
Class R3 Shares	(58,498,611)	(69,273,239)
Class R4 Shares	(11,149,823)	(5,941,399)
Class R5 Shares	(95,571,717)	(3,484,259)

Net Decrease in Net Assets	(139,772,295)	(328,520,211)

NET ASSETS:
Beginning of Period	1,322,784,285	1,651,304,496

End of Period	$1,183,011,990	$1,322,784,285

*	Unaudited

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,166,639,883	$1,166,639,883	$—	$—
Short Term Investments	13,000,000	—	13,000,000	—

Total Investments in Securities	$1,179,639,883	$1,166,639,883	$13,000,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor voluntarily or contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $3,324 for Class A shares, $71,291 for Class I shares, $288,734 for Class R3 shares, $45,586 for Class R4 shares, and $306,298 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $7,690 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,511 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	915,820	$14,050,508	3,895,692	$53,800,051
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(7,361,078)	(112,134,738)	(14,432,625)	(197,604,891)
Redemption fees received*	—	551	—	1,092

Net Increase (Decrease)	(6,445,258)	$(98,083,679)	(10,536,933)	$(143,803,748)

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	323,283	$4,629,899	1,070,092	$13,715,365
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,808,581)	(53,538,123)	(7,016,592)	(88,887,938)
Redemption fees received*	—	324	—	614

Net Increase (Decrease)	(3,485,298)	$(48,907,900)	(5,946,500)	$(75,171,959)

Class I Shares
Shares sold	1,334,949	$21,311,676	3,751,437	$53,348,009
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(4,082,330)	(65,165,054)	(7,276,584)	(102,162,877)
Redemption fees received*	—	259	—	476

Net Increase (Decrease)	(2,747,381)	$(43,853,119)	(3,525,147)	$(48,814,392)

Class R3 Shares
Shares sold	1,045,250	$16,103,043	4,447,347	$61,659,930
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(4,862,081)	(74,601,971)	(9,529,774)	(130,933,778)
Redemption fees received*	—	317	—	609

Net Increase (Decrease)	(3,816,831)	$(58,498,611)	(5,082,427)	$(69,273,239)

Class R4 Shares
Shares sold	323,698	$5,056,323	686,300	$9,351,159
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,073,225)	(16,206,177)	(1,147,030)	(15,292,633)
Redemption fees received*	—	31	—	75

Net Increase (Decrease)	(749,527)	$(11,149,823)	(460,730)	$(5,941,399)

Class R5 Shares
Shares sold	1,276,075	$20,481,458	6,078,290	$86,903,397
Shares issued to shareholders reinvestment of dividends	—	—	—	—
Shares repurchased	(7,259,294)	(116,053,659)	(6,402,491)	(90,388,466)
Redemption fees received*	—	484	—	810

Net Increase (Decrease)	(5,983,219)	$(95,571,717)	(324,201)	$(3,484,259)

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $537,432,320 and $885,796,595, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$935,571,894

Gross unrealized appreciation on a tax basis	$255,639,269
Gross unrealized depreciation on a tax basis	(11,571,280)

Net unrealized appreciation (depreciation) on investments (tax basis)	$244,067,989

At March 31, 2011, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $96,317. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$10,083,359
2017	650,071,235
2018	253,358,410

$913,513,004

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

24    Certified Semi-Annual Report

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Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.81	(0.08)	2.58	2.50	—	—	—	$16.31	(1.04	)(d)	1.47	(d)	1.47	(d)	1.47	(d)	18.10	43.87	$335,363
2010(c)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(c)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(c)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
2007(c)	$16.38	(0.15)	4.49	4.34	—	—	—	$20.72	(0.78)		1.37		1.36		1.37		26.50	82.37	$1,470,020
2006(c)	$14.21	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.38	(0.86)		1.48		1.46		1.48		17.20	98.00	$502,345
Class C Shares
2011(b)	$12.75	(0.13)	2.39	2.26	—	—	—	$15.01	(1.79	)(d)	2.22	(d)	2.22	(d)	2.22	(d)	17.73	43.87	$201,187
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
2007	$15.59	(0.28)	4.26	3.98	—	—	—	$19.57	(1.53)		2.12		2.11		2.12		25.53	82.37	$664,252
2006	$13.63	(0.23)	2.43	2.20	—	(0.24)	(0.24)	$15.59	(1.63)		2.25		2.23		2.25		16.38	98.00	$187,180
Class I Shares
2011(b)	$14.31	(0.04)	2.67	2.63	—	—	—	$16.94	(0.55	)(d)	0.99	(d)	0.99	(d)	1.07	(d)	18.38	43.87	$157,244
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
2007	$16.66	(0.08)	4.58	4.50	—	—	—	$21.16	(0.39)		0.98		0.97		0.98		27.01	82.37	$642,143
2006	$14.37	(0.05)	2.58	2.53	—	(0.24)	(0.24)	$16.66	(0.40)		1.01		0.99		1.10		17.85	98.00	$188,422
Class R3 Shares
2011(b)	$13.82	(0.08)	2.58	2.50	—	—	—	$16.32	(1.06	)(d)	1.50	(d)	1.50	(d)	1.78	(d)	18.09	43.87	$188,508
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
2007	$16.43	(0.18)	4.50	4.32	—	—	—	$20.75	(0.91)		1.51		1.50		1.64		26.29	82.37	$414,267
2006	$14.26	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.43	(0.90)		1.53		1.50		1.73		17.14	98.00	$90,167
Class R4 Shares
2011(b)	$13.84	(0.07)	2.58	2.51	—	—	—	$16.35	(0.97	)(d)	1.40	(d)	1.40	(d)	1.86	(d)	18.14	43.87	$17,244
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
2007(e)	$18.90	(0.12)	1.95	1.83	—	—	—	$20.73	(0.93	)(d)	1.41	(d)	1.40	(d)	8.74	(d)(f)	9.68	82.37	$3,508
Class R5 Shares
2011(b)	$14.30	(0.04)	2.67	2.63	—	—	—	$16.93	(0.56	)(d)	0.99	(d)	0.99	(d)	1.19	(d)	18.39	43.87	$283,466
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299
2007	$16.65	(0.07)	4.57	4.50	—	—	—	$21.15	(0.37)		0.95		0.95		0.97		27.03	82.37	$158,084
2006(g)	$14.43	(0.05)	2.51	2.46	—	(0.24)	(0.24)	$16.65	(0.38	)(d)	1.01	(d)	0.99	(d)	176.54	(d)(f)	17.29	98.00	$45

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2007.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was October 3, 2005.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Semi-Annual Report	Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,181.00	$8.01
Hypothetical*	$1,000.00	$1,017.59	$7.41
Class C Shares
Actual	$1,000.00	$1,177.30	$12.06
Hypothetical*	$1,000.00	$1,013.85	$11.16
Class I Shares
Actual	$1,000.00	$1,183.80	$5.39
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R3 Shares
Actual	$1,000.00	$1,180.90	$8.15
Hypothetical*	$1,000.00	$1,017.46	$7.54
Class R4 Shares
Actual	$1,000.00	$1,181.40	$7.60
Hypothetical*	$1,000.00	$1,017.96	$7.03
Class R5 Shares
Actual	$1,000.00	$1,183.90	$5.39
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.47%; C: 2.22%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to March 31, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	8.16%	-1.11%	2.80%
C Shares (Incep: 12/27/00)	11.52%	-0.93%	2.43%
I Shares (Incep: 11/1/03)	13.84%	0.27%	6.42%
R3 Shares (Incep: 7/1/03)	13.33%	-0.24%	7.34%
R4 Shares (Incep: 2/1/07)	13.38%	—	-3.41%
R5 Shares (Incep: 10/3/05)	13.93%	0.27%	3.27%
Russell 3000 Growth Index (Since: 12/27/00)	19.24%	4.32%	0.74%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    29

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

30    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH180	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Growth Fund

Informational Brochure and
Semi-Annual Report – March 31, 2011
Includes All Share Classes

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Allocation Effect – The portion of portfolio excess return attributed to taking different group (e.g. sector, industry) decisions from the benchmark.

Basis Point (BPS) – A unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg International Growth Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual operating expenses of Class A shares are 1.70% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.63%.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 30–50 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED 3/31/11
	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	24.54%	3.12%	5.77%
With sales charge	18.99%	1.56%	4.61%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	14.73%	-1.09%	1.17%

4    This page is not part of the Semi-Annual Report.

number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING
FOR THE SIX MONTHS ENDED 3/31/11

Top Contributors	Top Detractors
Infineon Technologies AG	CPP Group plc
SodaStream International Ltd.	Man Wah Holdings Ltd.
Start Today Co. Ltd.	OGX Petroleo e Gas Participacoes S/A
EXFO, Inc.	Tesco plc
Covidien plc	MercadoLibre, Inc.
Source: FactSet

KEY PORTFOLIO ATTRIBUTES
As of 3/31/11
Portfolio P/E Trailing 12-months*	20.5x
Portfolio Price to Cash Flow*	13.8x
Portfolio Price to Book Value*	3.4x
Median Market Cap*	$3.9 B
Number of Companies	48

* Source: FactSet

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Thornburg International Growth Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 18, 2011

Dear Fellow Shareholder:

For the six months ended March 31, 2011, the Thornburg International Growth Fund generated better performance than its benchmark. The Fund’s Class A shares outperformed its benchmark with a total return of 17.53% (without sales charge) during this period, compared to 10.62% for the MSCI AC World ex-U.S. Growth Index. On September 30, 2010, the net asset value (NAV) for the Class A shares was $12.25. On March 31, 2011, the NAV of the Class A shares was $14.36.

The world continues to recover from the financial crisis of 2008 and there have been significant improvements in both sentiment regarding global stocks as well as earnings power for individual companies. Risk remains omnipresent, but fears of the systematic breakdown of capital markets have abated. As valuations increased, along with stock prices, some of our stocks approached our internally generated price targets.

Abcam plc is an example of our price target discipline. Internally, we referred to Abcam as the “Amazon of Antibodies” as it is one of the largest online suppliers of antibodies and other products used by research scientists. It is a large and fragmented market with strong growth and attractive secular growth drivers. Our interest in Abcam was piqued by its attractive valuation and underestimated growth. Although our original thesis provided for more upside than our final sale, we seek to remain flexible in our ongoing valuation work, often adjusting sales, earnings, and cash flow projections, as well as the multiples we use to capitalize on those estimates. In Abcam’s case, earnings and revenue development over our ownership period was slightly better than we had modeled, but our target multiple on earnings was reduced from 25x to 20x. Why? While good things were happening on a reported basis, we grew increasingly concerned about how the company’s customers were funding their research, with the bulk of that coming from public sources. In a “normal” economic environment, the fact that 80% of revenues came from scientists funded by schools or government would be a positive, because those public sources tend to be less cyclical. By late 2010, it wasn’t clear what the impact of austerity programs would be and we felt the risk to future earnings was increased. Although we reduced our target price, Abcam was still a successful investment, returning in excess of 50% over an eight-month holding period. Absent the risks, we would have liked to own the stock longer and hopefully generate further investment returns.

Over the past twelve months, we added over thirty stocks to the portfolio. Many internationally oriented investors focus on prominent and well-known names, but our approach is more agnostic regarding reputation (within the investor community), leading to high profile names such as CNOOC and Bayer AG, as well as investments far from the beaten path, such as YOOX SpA, Regus plc, and Start Today Co. Ltd. As you consider

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

the results over the past year, several metrics are worthy of consideration at the portfolio level. Our “allocation effect” was essentially zero across sectors in aggregate – better in some (financials), worse in others (materials), and our higher cash position was a significant drag to performance as well. The net impact was zero. In stock selection by sector, we moderately underperformed in a couple of areas (industrials, energy, consumer staples), but significantly outperformed in others (consumer discretionary, technology, and health care) and more than made up the difference. Our currency exposure hurt us. The outcome of the various elements of performance was that stock selection explained all of our positive performance, which is encouraging, since our focus is much more on picking stocks than allocating via sectors or predicting currency markets. During the six-month period ended March 31, 2011, IPOs contributed 3.16% to the performance of the Fund.

Top contributors included Infineon Technologies AG, Start Today Co. Ltd, EXFO Inc., Covidien plc, and SodaStream International. Infineon has been a long-term holding, which we found through our research into ON Semiconductor for the Thornburg Core Growth Fund. The company was benefiting from many of the secular trends which were helping ON Semiconductor, but also had additional characteristics that made it interesting as an investment prospect: the potential divestiture of its wireless business and the mispricing of the business as a whole. Without the wireless unit, the core industrial and automotive semiconductor and module business should carry a higher multiple, since those businesses are characterized by long design cycles, consistent margins, and lower volatility. Covidien, in our view, was also seriously mispriced, primarily due to concerns about the company’s pharmaceutical business, which represents a relatively small portion of revenues. As investor attention returned to the core medical devices business, the stock appreciated. EXFO sells equipment to network operators, much of which is used across the spectrum of designing, maintaining, and building networks, including high capacity optical networks and LTE wireless networks (4G). Due to the “hangover” caused by the excessive enthusiasm regarding optical companies at the turn of the century, investors have had little interest in the space. However, over the last decade, there has been a lot of consolidation and many companies have failed, creating an environment of reduced competition and increased profitability – setting the stage for EXFO and its peers.

What did not work? Only three stocks had negative impacts that exceeded 0.25% of total return. We continue to believe that the best way to mitigate risk is to know our investments extremely well and monitor them closely over time. We also frequently re-weight positions to reflect changing risk profiles. While it is clearly easier to avoid absolute return drag in a rising market, we remain very pleased with the small number of stocks that detracted from performance during the past six months.

As mentioned above, the currency impact was slightly negative during the period. The impact tends to vary across different countries and time periods. We manage currency with an eye to the total impact on each position as well as monitoring total exposure to each economic region/currency. In most cases, we are biased towards isolating the return of the stock in U.S. dollar terms, while evaluating issues such as hedging costs, cross currency exposures, and anticipated impact on operating results. Often revenues and costs are in different currencies creating somewhat offsetting effects.

As of March 31, 2011, the portfolio has emerging markets exposure of slightly less than 25%. In many ways, especially in March, more would have been better. Our goal is not to buy the fastest growing companies, but to buy what we believe are the best growth companies, which is obviously more nuanced, as it incorporates not just the growth of the business, but the risks it faces, the competitive dynamics, and valuation. We also use the portfolio

8    Certified Semi-Annual Report

and the basket structure as tools to attempt to reduce risk and create “free lunch” diversification. Of course, our portfolio is not diversified optimally in a “Markowitz” sense, but we consider and worry as much or more about non-statistical correlation as much as statistical correlation. Emerging markets generally do have high levels of growth, but when things are going well in the world, valuations often reflect that. We like investing in high-growth economies but believe selectivity – not excess – is the key to success. Also, in their haste to throw capital into emerging markets, many investors missed great opportunities in “low/no growth” Europe – an area that worked well for us through investments in higher growth European names like Abcam, SuperGroup plc, Asos plc, YOOX SpA, Carphone Warehouse Group plc, and Pandora A/S.

After a long period of holding a cash balance in the Fund that was higher than average, we ended the first calendar quarter of 2011 with 1.5% cash. It is our goal to be fully invested over time, but we prefer to hold cash rather than invest in anything other than great ideas. As mentioned above, we found many names to invest in over the past six months, but this is not always the case. There is always tension between equitizing the portfolio and holding cash. Our long-term target is to hold less than 5% cash, and I would expect our average over time to be at or below that level. A higher cash balance is not a defensive position, nor is it indicative of our view on the markets. We typically invest in a limited number of stocks, and the sale of two or three names can have a very meaningful impact on cash levels.

Our focus, as always, is to maximize long-term, after-tax returns over time. We remain optimistic that regardless of the economic environment, our disciplined, consistent, bottom-up approach to stock research will lead us to attractive growth companies. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

TOP TEN HOLDINGS As of 3/31/11

CNOOC Ltd.	3.4%	IG Group Holdings plc	2.9%
UBS AG	3.1%	Check Point Software Technologies Ltd.	2.7%
Covidien plc	3.1%	Teva Pharmaceutical Industries Ltd. ADR	2.6%
Diagnosticos da America SA	3.0%	Compagnie Financiere Richemont SA	2.6%
Tesco plc	3.0%	Regus plc	2.6%

SUMMARY OF INDUSTRY EXPOSURE As of 3/31/11

Software & Services	13.3%	Telecommunication Services	4.6%
Retailing	11.9%	Technology Hardware & Equipment	4.3%
Energy	9.6%	Consumer Services	3.6%
Health Care Equipment & Services	9.4%	Food, Beverage & Tobacco	3.4%
Commercial & Professional Services	8.4%	Transportation	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%	Media	2.2%
Diversified Financials	6.1%	Semiconductors & Semiconductor Equipment	2.1%
Food & Staples Retailing	5.3%	Other Assets & Cash Equivalents	1.5%
Consumer Durables & Apparel	5.3%

SUMMARY OF COUNTRY EXPOSURE As of 3/31/11 (percent of equity holdings)

United Kingdom	20.3%	Greece	2.5%
China	8.5%	France	2.4%
Japan	7.2%	Denmark	2.4%
Switzerland	5.9%	Costa Rica	2.3%
Ireland	5.7%	South Korea	2.3%
Israel	5.4%	Mexico	2.3%
Canada	5.3%	Australia	2.1%
United States	5.1%	Spain	1.9%
Germany	4.3%	Taiwan	1.8%
Brazil	4.1%	Italy	1.7%
Luxembourg	2.6%	Singapore	0.8%
South Africa	2.6%	Hong Kong	0.5%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 98.51%
COMMERCIAL & PROFESSIONAL SERVICES — 8.42%
COMMERCIAL SERVICES & SUPPLIES — 3.94%
CPP Group plc	875,379	$2,162,595
Regus plc	2,193,700	4,043,482
PROFESSIONAL SERVICES — 4.48%
Experian plc	311,800	3,861,462
Seek Ltd.	455,065	3,181,907

		13,249,446

CONSUMER DURABLES & APPAREL — 5.26%
HOUSEHOLD DURABLES — 0.29%
Man Wah Holdings Ltd.	344,663	445,753
TEXTILES, APPAREL & LUXURY GOODS — 4.97%
Compagnie Financiere Richemont SA	71,900	4,152,744
Pandora A/S	71,900	3,669,343

		8,267,840

CONSUMER SERVICES — 3.65%
HOTELS, RESTAURANTS & LEISURE — 3.65%
[a] 7 Days Group Holdings Ltd. ADR	118,583	2,404,863
[a] Genting Singapore plc	750,000	1,219,754
[a] Las Vegas Sands Corp.	30,200	1,275,044
[a] Wynn Macau Ltd.	298,400	834,372

		5,734,033

DIVERSIFIED FINANCIALS — 6.08%
CAPITAL MARKETS — 3.15%
[a] UBS AG	276,000	4,952,074
DIVERSIFIED FINANCIAL SERVICES — 2.93%
IG Group Holdings plc	630,600	4,619,002

		9,571,076

ENERGY — 9.63%
OIL, GAS & CONSUMABLE FUELS — 9.63%
[a] Bankers Petroleum Ltd.	265,300	2,380,722
Canadian Natural Resources Ltd.	50,500	2,497,133
Cenovus Energy, Inc.	84,900	3,353,966
CNOOC Ltd.	2,121,000	5,355,296
[a] OGX Petroleo e Gas Participacoes SA	130,100	1,565,838

		15,152,955

FOOD & STAPLES RETAILING — 5.34%
FOOD & STAPLES RETAILING — 5.34%
PriceSmart, Inc.	99,500	3,645,680
Tesco plc	777,200	4,750,245

		8,395,925

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 3.38%
BEVERAGES — 3.38%
Coca-Cola Hellenic Bottling Co. S.A.	142,321	$3,822,163
Remy Cointreau SA	19,900	1,498,668

		5,320,831

HEALTH CARE EQUIPMENT & SERVICES — 9.42%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.91%
Covidien plc	95,000	4,934,300
St. Shine Optical Co. Ltd.	227,356	2,798,798
HEALTH CARE PROVIDERS & SERVICES — 4.51%
Diagnosticos da America SA	372,200	4,787,432
Orpea	47,100	2,301,543

		14,822,073

MEDIA — 2.18%
MEDIA — 2.18%
[a] Kabel Deutschland Holding AG	64,700	3,429,311

		3,429,311

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.74%
BIOTECHNOLOGY — 1.84%
Grifols SA	165,683	2,888,112
PHARMACEUTICALS — 4.90%
[a] Genomma Lab Internacional SA	1,566,400	3,542,506
Teva Pharmaceutical Industries Ltd. ADR	83,000	4,164,110

		10,594,728

RETAILING — 11.90%
INTERNET & CATALOG RETAIL — 5.00%
[a] ASOS plc	60,200	1,649,463
Start Today Co. Ltd.	234,500	3,628,294
[a] YOOX S.p.A	186,050	2,583,966
MULTILINE RETAIL — 2.52%
Clicks Group Ltd.	631,500	3,972,895
SPECIALTY RETAIL — 4.38%
[a] Carphone Warehouse Group plc	666,300	3,890,716
[a] SuperGroup plc	128,115	2,996,510

		18,721,844

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.09%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.09%
[a] Infineon Technologies AG	320,600	3,287,252

		3,287,252

SOFTWARE & SERVICES — 13.24%
INFORMATION TECHNOLOGY SERVICES — 2.48%
[a] Amdocs Ltd.	135,039	3,895,875
INTERNET SOFTWARE & SERVICES — 6.07%
Kakaku.com, Inc.	670	3,733,410
[a] Qihoo 360 Technologies Co. Ltd. ADR	61,100	1,807,949
[a] Telecity Group plc	492,480	4,017,333

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 4.69%
[a] AutoNavi Holdings Ltd. ADR	179,300	$3,175,403
[a] Check Point Software Technologies Ltd.	82,300	4,201,415

		20,831,385

TECHNOLOGY HARDWARE & EQUIPMENT — 4.25%
COMMUNICATIONS EQUIPMENT — 4.25%
[a] EXFO, Inc.	346,035	3,782,163
Qualcomm, Inc.	53,000	2,905,990

		6,688,153

TELECOMMUNICATION SERVICES — 4.62%
WIRELESS TELECOMMUNICATION SERVICES — 4.62%
KDDI Corp.	620	3,838,663
Vodafone Group plc	1,212,400	3,432,803

		7,271,466

TRANSPORTATION — 2.31%
AIR FREIGHT & LOGISTICS — 2.31%
Glovis Co. Ltd.	25,600	3,640,640

		3,640,640

TOTAL COMMON STOCK (Cost $134,092,001)		154,978,958

TOTAL INVESTMENTS — 98.51% (Cost $134,092,001)		$154,978,958

OTHER ASSETS LESS LIABILITIES — 1.49%		2,348,932

NET ASSETS — 100.00%		$157,327,890

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $134,092,001) (Note 2)	$154,978,958
Cash denominated in foreign currency (cost $3,974,212)	3,392,672
Receivable for investments sold	2,509,726
Receivable for fund shares sold	672,495
Unrealized appreciation on forward currency contracts (Note 7)	255,343
Dividends receivable	188,919
Dividend and interest reclaim receivable	21,260
Prepaid expenses and other assets	71,226

Total Assets	162,090,599

LIABILITIES
Payable for securities purchased	4,193,822
Payable for fund shares redeemed	153,061
Unrealized depreciation on forward currency contracts (Note 7)	213,331
Payable to investment advisor and other affiliates (Note 3)	154,408
Accounts payable and accrued expenses	48,087

Total Liabilities	4,762,709

NET ASSETS	$157,327,890

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(704,377)
Net unrealized appreciation on investments	21,003,318
Accumulated net realized gain (loss)	(24,416,399)
Net capital paid in on shares of beneficial interest	161,445,348

$157,327,890

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($61,714,260 applicable to 4,297,297 shares of beneficial interest outstanding - Note 4)	$14.36

Maximum sales charge, 4.50% of offering price	0.68

Maximum offering price per share	$15.04

Class C Shares:
Net asset value and offering price per share * ($32,554,046 applicable to 2,283,095 shares of beneficial interest outstanding - Note 4)	$14.26

Class I Shares:
Net asset value, offering and redemption price per share ($61,358,085 applicable to 4,229,485 shares of beneficial interest outstanding - Note 4)	$14.51

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,414,760 applicable to 98,785 shares of beneficial interest outstanding - Note 4)	$14.32

Class R4 Shares:
Net asset value, offering and redemption price per share ($85,880 applicable to 6,017 shares of beneficial interest outstanding - Note 4)	$14.27

Class R5 Shares:
Net asset value, offering and redemption price per share ($200,859 applicable to 13,816 shares of beneficial interest outstanding - Note 4)	$14.54

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $23,560)	$510,300
Interest income	7,824

Total Income	518,124

EXPENSES:
Investment advisory fees (Note 3)	567,692
Administration fees (Note 3)
Class A Shares	30,521
Class C Shares	18,307
Class I Shares	12,550
Class R3 Shares	773
Class R4 Shares	5
Class R5 Shares	47
Distribution and service fees (Note 3)
Class A Shares	61,950
Class C Shares	146,428
Class R3 Shares	3,104
Class R4 Shares	11
Transfer agent fees
Class A Shares	21,078
Class C Shares	17,441
Class I Shares	7,411
Class R3 Shares	1,576
Class R4 Shares	577
Class R5 Shares	583
Registration and filing fees
Class A Shares	11,524
Class C Shares	11,114
Class I Shares	11,340
Class R3 Shares	9,495
Class R4 Shares	9,495
Class R5 Shares	9,495
Custodian fees (Note 3)	63,210
Professional fees	22,891
Accounting fees	1,477
Trustee fees	1,369
Other expenses	11,965

Total Expenses	1,053,429
Less:
Expenses reimbursed by investment advisor (Note 3)	(63,294)
Investment advisory fees waived by investment advisor (Note 3)	(21,693)
Fees paid indirectly (Note 3)	(1,554)

Net Expenses	966,888

Net Investment Loss	$(448,764)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$12,983,863
Forward currency contracts (Note 7)	(2,330,026)
Foreign currency transactions	203,487

10,857,324

Net change in unrealized appreciation (depreciation) on:
Investments	7,118,236
Forward currency contracts (Note 7)	1,557,212
Foreign currency translations	(31,405)

8,644,043

Net Realized and Unrealized Gain	19,501,367

Net Increase in Net Assets Resulting from Operations	$19,052,603

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Growth Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(448,764)	$(11,261)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	10,857,324	6,318,159
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	8,644,043	7,914,881

Net Increase (Decrease) in Net Assets Resulting from Operations	19,052,603	14,221,779

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(125,932)	(129,435)
Class I Shares	(269,792)	(222,424)
Class R3 Shares	(3,181)	(4,168)
Class R4 Shares	(10)	(16)
Class R5 Shares	(991)	(83)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	18,290,643	7,623,208
Class C Shares	3,365,534	1,984,070
Class I Shares	15,008,617	9,475,126
Class R3 Shares	134,332	200,963
Class R4 Shares	82,279	19
Class R5 Shares	436	324,084

Net Increase in Net Assets	55,534,538	33,473,123

NET ASSETS:
Beginning of Period	101,793,352	68,320,229

End of Period	$157,327,890	$101,793,352

Undistributed net investment income	$—	$144,293

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$154,978,958	$154,978,958	$—	$—

Total Investments in Securities	$154,978,958	$154,978,958	$—	$—

Other Financial Instruments**
Forward Currency Contracts	$255,343	$—	$255,343	$—
Spot Currency	$15,388	$15,388	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(213,331)	$—	$(213,331)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2011, the Advisor contractually waived investment advisory fees of $21,693. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $31,301 for Class I shares, $11,794 for Class R3 shares, $10,072 for Class R4 shares, and $10,127 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $10,887 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,153 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $1,554.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,677,603	$23,207,380	1,295,491	$14,607,416
Shares issued to shareholders in reinvestment of dividends	8,126	111,333	10,856	117,457
Shares repurchased	(369,916)	(5,028,833)	(643,507)	(7,102,453)
Redemption fees received*	—	763	—	788

Net Increase (Decrease)	1,315,813	$18,290,643	662,840	$7,623,208

Class C Shares
Shares sold	428,416	$5,875,358	618,259	$6,834,000
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(183,686)	(2,510,283)	(442,078)	(4,850,518)
Redemption fees received*	—	459	—	588

Net Increase (Decrease)	244,730	$3,365,534	176,181	$1,984,070

Class I Shares
Shares sold	2,308,086	$32,147,330	1,240,075	$14,043,843
Shares issued to shareholders in reinvestment of dividends	16,331	225,702	18,921	206,051
Shares repurchased	(1,259,592)	(17,365,187)	(423,456)	(4,775,568)
Redemption fees received*	—	772	—	800

Net Increase (Decrease)	1,064,825	$15,008,617	835,540	$9,475,126

Class R3 Shares
Shares sold	28,088	$389,157	33,942	$385,167
Shares issued to shareholders in reinvestment of dividends	230	3,141	386	4,168
Shares repurchased	(19,096)	(257,986)	(17,232)	(188,395)
Redemption fees received*	—	20	—	23

Net Increase (Decrease)	9,222	$134,332	17,096	$200,963

Class R4 Shares
Shares sold	5,779	$82,299	—	$3
Shares issued to shareholders in reinvestment of dividends	1	10	2	16
Shares repurchased	(2)	(30)	—	—
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	5,778	$82,279	2	$19

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31,2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	966	$13,415	613,212	$6,687,310
Shares issued to shareholders in reinvestment of dividends	72	991	7	83
Shares repurchased	(1,023)	(13,973)	(600,288)	(6,363,309)
Redemption fees received*	—	3	—	—

Net Increase (Decrease)	15	$436	12,931	$324,084

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $118,895,025 and $77,331,628, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$134,092,001

Gross unrealized appreciation on a tax basis	$24,206,615
Gross unrealized depreciation on a tax basis	(3,319,658)

Net unrealized appreciation (depreciation) on investments (tax basis)	$20,886,957

At March 31, 2011, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $2,091,603. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,974,731
2017	12,306,688
2018	17,401,544

$34,682,963

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2011:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2011
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	6,074,400	09/21/2011	8,575,334	$—	$(21,424)
Great Britain Pound	Sell	12,033,400	09/21/2011	19,251,257	32,387	—
Japanese Yen	Sell	157,432,700	07/07/2011	1,893,861	46,542	—
Japanese Yen	Sell	229,084,500	07/07/2011	2,755,808	58,671	—
Japanese Yen	Sell	88,779,300	07/07/2011	1,067,985	61,997	—
Japanese Yen	Sell	211,957,000	07/07/2011	2,549,770	8,583	—
Mexican Peso	Sell	12,890,800	05/17/2011	1,079,469	—	(53,425)
Mexican Peso	Sell	13,731,900	05/17/2011	1,149,902	—	(50,911)
Mexican Peso	Buy	12,818,500	05/17/2011	1,073,415	47,163	—
South African Rand	Sell	15,020,500	06/10/2011	2,198,923	—	(87,571)

Total					$255,343	$(213,331)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2011
Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$255,343
Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(213,331)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2011 (Unaudited)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(2,330,026)	$(2,330,026)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011
	Total	Forward Currency Contracts
Foreign exchange contracts	$1,557,212	$1,557,212

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$12.25	(0.05)	2.20	2.15	(0.04)	—	(0.04)	$14.36	(0.70	)(d)	1.51	(d)	1.51	(d)	1.54	(d)	17.53	64.83	$61,714
2010(c)	$10.36	— (e)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(c)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
2008(c)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
2007(c)(f)	$11.94	(0.03)	3.01	2.98	—	—	—	$14.92	(0.29	)(d)	1.64	(d)	1.62	(d)	2.10	(d)	24.96	113.34	$25,145
Class C Shares
2011(b)	$12.18	(0.10)	2.18	2.08	—	—	—	$14.26	(1.54	)(d)	2.32	(d)	2.31	(d)	2.35	(d)	17.08	64.83	$32,554
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
2007(f)	$11.94	(0.10)	3.01	2.91	—	—	—	$14.85	(1.13	)(d)	2.39	(d)	2.38	(d)	3.23	(d)	24.37	113.34	$12,376
Class I Shares
2011(b)	$12.38	(0.01)	2.21	2.20	(0.07)	—	(0.07)	$14.51	(0.18	)(d)	0.99	(d)	0.99	(d)	1.16	(d)	17.83	64.83	$61,358
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
2007(f)	$11.94	0.05	3.00	3.05	—	—	—	$14.99	0.52	(d)	1.01	(d)	0.99	(d)	1.64	(d)	25.54	113.34	$27,659
Class R3 Shares
2011(b)	$12.22	(0.05)	2.19	2.14	(0.04)	—	(0.04)	$14.32	(0.74	)(d)	1.50	(d)	1.50	(d)	3.45	(d)	17.50	64.83	$1,415
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(g)	2.09	103.57	$748
2008(h)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(d)	1.50	(d)	1.49	(d)	26.47	(d)(g)	(25.68)	54.31	$113
Class R4 Shares
2011(b)	$12.18	(0.03)	2.16	2.13	(0.04)	—	(0.04)	$14.27	(0.43	)(d)	1.38	(d)	1.38	(d)	240.41	(d)(g)	17.53	64.83	$86
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(g)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(g)	2.10	103.57	$2
2008(h)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(d)	1.40	(d)	1.40	(d)	861.94	(d)(g)	(25.68)	54.31	$2
Class R5 Shares
2011(b)	$12.40	(0.02)	2.23	2.21	(0.07)	—	(0.07)	$14.54	(0.23	)(d)	0.99	(d)	0.99	(d)	11.72	(d)(g)	17.87	64.83	$201
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(g)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(g)	2.53	103.57	$9
2008(h)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(d)	0.96	(d)	0.95	(d)	851.43	(d)(g)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Fund commenced operations on February 1, 2007.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE
Thornburg International Growth Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,175.30	$8.20
Hypothetical*	$1,000.00	$1,017.39	$7.60
Class C Shares
Actual	$1,000.00	$1,170.80	$12.53
Hypothetical*	$1,000.00	$1,013.39	$11.62
Class I Shares
Actual	$1,000.00	$1,178.30	$5.38
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,175.00	$8.13
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,175.30	$7.46
Hypothetical*	$1,000.00	$1,018.07	$6.92
Class R5 Shares
Actual	$1,000.00	$1,178.70	$5.37
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.51%; C: 2.31%; I: 0.99%; R3: 1.50%; R4: 1.38%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON
Thornburg International Growth Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS For periods ended March 31, 2011 (with sales charge)

	1 Yr	3 Yrs	Since Inception

A Shares (Incep: 2/1/07)	18.99%	1.56%	4.61%

C Shares (Incep: 2/1/07)	22.57%	2.53%	5.13%

I Shares (Incep: 2/1/07)	25.32%	3.77%	6.44%

R3 Shares (Incep: 2/1/08)	24.64%	3.23%	1.88%

R4 Shares (Incep: 2/1/08)	24.58%	3.28%	1.93%

R5 Shares (Incep: 2/1/08)	25.25%	3.76%	2.38%

MSCI AC World ex-U.S.
Growth Index (Since 2/1/07)	14.73%	-1.09%	1.17%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    31

OTHER INFORMATION
Thornburg International Growth Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than ten percent in 2010.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008, but the recent recession stalled dividend momentum.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	36%	69%
Utilities	32%	4%
Consumer Staples	9%	2%
Telecommunication Services	6%	5%
Consumer Discretionary	5%	5%
Health Care	4%	1%
Industrials	3%	7%
Energy	2%	5%
Information Technology	2%	2%
Materials	1%	0%

Source: FactSet, as of March 31, 2011

In the (large cap) Russell 1000 Index, 68% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 69% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape,

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.25% , as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢

30-day SEC Yield as of March 31, 2011 (A Shares): 4.49%

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Equity Statistics
Portfolio P/E (12-mo. trailing)	10.6x
Median Market Cap	$11.4 B
Equity & Pref. Equity Holdings	90

Fixed Income Statistics
Weighted Average Coupon	7.7%
Average Maturity	11.52 yrs
Effective Duration	3.84 yrs
Bond Holdings	204

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	13.58%	4.92%	7.26%	12.26%
With sales charge	8.44%	3.32%	6.28%	11.64%
Blended Index (Since 12/24/02)	11.71%	1.62%	3.41%	7.87%
S&P 500 Index (Since 12/24/02)	15.65%	2.35%	2.62%	7.02%

Blended	Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Index

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Portfolio Overview,

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/11

Telecommunication Services	17.4%
Energy	13.2%
Diversified Financials	9.0%
Utilities	8.3%
Food, Beverage & Tobacco	7.3%
Banks	6.2%
Insurance	6.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.1%
Real Estate	5.8%
Semiconductors & Semiconductor Equipment	3.0%

TOP TEN INDUSTRIES

As of 9/30/10

Telecommunication Services	17.5%
Energy	12.8%
Diversified Financials	10.0%
Utilities	8.0%
Banks	7.2%
Food, Beverage & Tobacco	6.4%
Real Estate	5.9%
Insurance	5.3%
Semiconductors & Semiconductor Equipment	3.5%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%

TOP TEN INDUSTRIES

As of 12/31/10

Telecommunication Services	18.9%
Energy	13.6%
Diversified Financials	9.2%
Utilities	7.0%
Banks	6.9%
Food, Beverage & Tobacco	6.6%
Real Estate	5.6%
Insurance	4.8%
Semiconductors & Semiconductor Equipment	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%

TOP TEN INDUSTRIES

As of 6/30/10

Telecommunication Services	16.0%
Energy	11.1%
Diversified Financials	10.0%
Utilities	9.7%
Banks	7.6%
Real Estate	6.7%
Insurance	5.7%
Food, Beverage & Tobacco	5.2%
Semiconductors & Semiconductor Equipment	3.7%
Consumer Services	3.2%

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Thornburg Investment Income Builder Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    9

Letter to Shareholders

April 18, 2011

Dear Fellow Shareholder:

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month fiscal period ended March 31, 2011, and comment on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder paid ordinary quarterly dividends of 57.0¢ per Class A share in the six-month period ending March 31, 2011, up 5% from 54.3¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I and R5 shares and lower for Class C, R3, and R4 shares, to account for varying class-specific expenses.

Your Fund’s net asset value increased by $1.30 per share during the six-month period under review, to $19.61, bringing the six-month total return to 10.29%. As another reference point, the net asset values of both the Class A and C shares two years earlier, March 31, 2009, were both $12.59.

Your Fund slightly underperformed its blended benchmark, the Blended Index (75% MSCI World Equity Index; 25% Barclays Capital Aggregate U.S. Bond Index) by 0.02% over the six-month period. The Fund underperformed the S&P 500 Index by 7.02% over the same period. Performance comparisons of Investment Income Builder Fund to each of these benchmarks over various longer periods are shown on page 7 of this report. Reviewing these, you will see that the performance of your Fund has compared very well to both benchmarks over longer periods.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars (USD) of the sector components of the MSCI World Equity Index over the six months ended March 31, 2011. This comprises 75%, and the entire equity portion, of our global performance benchmark:

1.	All ten Index sectors showed positive total returns, ranging from 3% (utilities) to more than 30% (energy).

2.	On average, performances of stocks of firms in the pro-cyclical energy, materials, industrials, and technology sectors delivered the strongest returns within the MSCI World Index. Stocks of firms in the consumer staples, health care, telecommunication, and utilities sectors lagged overall index performance.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

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Relative to the index weightings, Investment Income Builder had relatively large portfolio allocations in telecommunication services firms, energy, utilities, and financials. We continue to have large weightings in these industry sectors, where we find a relatively high concentration of cash generative dividend paying businesses.

Within the telecommunication sector, Verizon and Australia’s Telstra delivered good contributions to portfolio performance during the period. Italy’s ENEL caused our holdings in utilities to outperform the benchmark contribution from this sector.

Among the best contributing investments to portfolio performance from the financials sector were business development company Apollo Investment Corporation, a convertible preferred stock from Fifth Third Bancorp, recently listed Norwegian insurer Gjensidge, and German insurer Allianz. Within the energy sector, the Fund benefited from significant price appreciation in Canadian Oil Sands, Seadrill, and Royal Dutch Shell.

Other than investments in the four sectors just noted, Greek lottery operator OPAP, Norwegian fish farmer Marine Harvest, and global tobacco giant Philip Morris International performed well during the six-month period ended March 31, 2011.

Investment Income Builder’s under weightings to equities in the industrials, information technology, and materials sectors detracted from portfolio performance in the period under review. In general, these sectors have fewer high dividend payers, so we expect your portfolio’s under-allocation here to persist. Performance laggards from your portfolio for the period under review were China-based firms (China Mobile, Hopewell Holdings, Hopewell Highway Infrastructure, and Taiwan-based semiconductor chip maker Mediatek) and pharmaceutical firms Eli Lilly and Novartis. Each of these delivered modest negative total returns over the period.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays Index. This fact hurt the relative performance of the Fund’s portfolio in 2008, was quite helpful in 2009, and was marginally positive in 2010 and the first quarter of 2011. Market yields increased by about 0.2% during the first three months of 2011 on those U.S. government bonds with maturities longer than two years. That modest yield rise wasn’t enough to cause us to want a higher percentage of bonds in the portfolio. In fact, we modestly reduced portfolio capital invested in bonds during the period under review, due to both maturities and some selling of small or longer duration positions.

Readers of this commentary who are long-time shareholders of Investment Income Builder Fund will recall that the interest bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. For most of 2009, the Investment Income Builder portfolio was weighted more than 40% in interest bearing debt, as a result of large bond purchases we made in response to material increases in non-government bond yields over the four quarters ended March 31, 2009. We reduced our percentage holdings of cash and interest bearing debt in 2010 and Q1 2011, reaching a level of approximately 21.4% on March 31, 2011. We allocated the majority of new cash flow into equities in the March 2011 quarter.

Certified Semi-Annual Report    11

Letter to Shareholders,

Continued

The chart below shows that interest bearing investments as a percentage of the Fund’s portfolio have varied over time, ranging from less than 12% in mid 2005 to 45% at March 31, 2009.

As of March 31, 2011, your portfolio included more than 200 bonds and hybrid securities, with an average cost of approximately 84% of the maturity value of these bonds. In general, secondary market prices of these bonds increased slightly over the six-month period ending March 31, 2011, so the average market price of these bonds on March 31st was just below 102% of maturity value.

In the six months ended March 31, 2011, approximately 70% of Income Builder’s income was derived from stock dividends, with the remaining 30% coming from interest. At March 31, 2011, domestic stocks, including preferred stocks, comprised around 31% of your portfolio; foreign stocks around 48%, and cash and interest bearing investments 21%.

In general, the sustainability of dividends from your portfolio holdings has exceeded that of most major index portfolios, which typically showed annual declines exceeding 20% during 2009. A recovery in dividend payments will take time to play out: the S&P 500 Index portfolio delivered an overall dividend increase of approximately 1.4% in 2010, though we expect a better increase for 2011. Readers should be aware that the reduced yields now available from bond investments and a very gradual recovery of corporate dividend payments following the reductions seen in 2009 will restrict our ability to increase the Fund’s dividend at the rates observed between 2003 and 2008.

12    Certified Semi-Annual Report

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover, and this is always a possibility, we can expect the opposite. The sharp recent rise in oil prices is not helpful to global economic growth. Widespread initiatives to reduce government fiscal deficits by a variety of G-10 countries may also constrain near-term growth, particularly if accompanied by tightening monetary conditions. The fact that Standard & Poor’s Corporation announced that United States Treasury debt obligations have been put on “credit watch” status, for possible downgrade from their current AAA rating, may sharpen the debate about fiscal responsibility that is beginning to unfold in Washington, DC.

Yields on taxable and tax-exempt money funds remain below  1/4 of one percent, and banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns, but in sensible investment programs. This process was evidenced by the sizable flows of investor dollars into bond funds and individual bonds during 2010, and is beginning to be reflected in increased preference for dividend paying equities. We are optimistic that the types of income producing investments owned by Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, cfa	Cliff Remily, cfa
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Telecommunication Services	17.4%
Energy	13.2%
Diversified Financials	9.0%
Utilities	8.3%
Food, Beverage & Tobacco	7.3%
Banks	6.2%
Insurance	6.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.1%
Real Estate	5.8%
Semiconductors & Semiconductor Equipment	3.0%
Software & Services	2.7%
Consumer Services	2.5%
Materials	2.1%
Transportation	2.1%
Food & Staples Retailing	1.1%
Retailing	0.9%
Miscellaneous	0.7%
Capital Goods	0.6%
Household & Personal Products	0.5%
Media	0.5%
Health Care Equipment & Services	0.3%
Technology Hardware & Equipment	0.3%
Industrials	0.1%
Automobiles & Components	0.1%
Commercial & Professional Services *	0.0%
Other Non-Classified Securities:
Exchange Traded Funds	0.7%
Asset Backed Securities	0.3%
Other Securities	0.3%
U.S. Government Agencies	0.1%
Municipal Bonds *	0.0%
Other Assets & Cash Equivalents	1.7%

*	Industry percentage was less than 0.1%.

TOP TEN EQUITY HOLDINGS

As of 3/31/11

Telstra Corp. Ltd.	2.8%
Enel S.p.A.	2.7%
Total SA	2.4%
Royal Dutch Shell plc ADR	2.3%
Philip Morris International, Inc.	2.3%
Pfizer, Inc.	2.2%
Eni SpA	2.1%
Telefonica SA	2.0%
Vodafone Group plc	1.9%
Koninklijke KPN N.V.	1.9%

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11

United States	44.6%
Switzerland	7.5%
Australia	6.8%
Italy	5.7%
France	5.2%
Netherlands	4.8%
Norway	3.5%
Germany	2.5%
Spain	2.5%
United Kingdom	2.1%
Canada	1.9%
China	1.5%
Taiwan	1.3%
Mexico	1.1%
Hong Kong	1.1%
South Korea	1.0%
Greece	0.8%
Brazil	0.7%
Bermuda	0.6%
Singapore	0.6%
Luxembourg	0.6%
Thailand	0.5%
South Africa	0.5%
Cayman Islands	0.3%
Malaysia	0.2%
Japan	0.2%
Russia	0.1%
Trinidad and Tobago	0.1%
Indonesia *	0.0%
Chile *	0.0%
Other Assets & Cash Equivalents	1.7%

*	Country percentage was less than 0.1%.

	Shares/ Principal Amount	Value
COMMON STOCK — 74.67%

BANKS — 2.74%
COMMERCIAL BANKS — 2.27%
Banque Cantonale Vaudoise	55,100	$31,224,333
Intesa Sanpaolo	14,296,800	37,787,542
Liechtensteinische Landesbank AG	1,150,000	92,150,245
St. Galler Kantonalbank	63,124	32,644,420
THRIFTS & MORTGAGE FINANCE — 0.47%
Capitol Federal Financial, Inc.	3,600,000	40,572,000

		234,378,540

CAPITAL GOODS — 0.25%
INDUSTRIAL CONGLOMERATES — 0.25%
NWS Holdings Ltd.	13,821,000	21,144,031

		21,144,031

CONSUMER SERVICES — 2.31%
HOTELS, RESTAURANTS & LEISURE — 2.31%
Berjaya Sports Toto Berhad	14,600,000	20,535,204
McDonald’s Corp.	1,461,500	111,205,535
OPAP SA	3,056,300	65,447,251

		197,187,990

DIVERSIFIED FINANCIALS — 5.89%
CAPITAL MARKETS — 3.98%
AllianceBernstein Holdings LP	900,000	19,620,000

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Apollo Investment Corp.	8,579,600	$103,469,976
Ares Capital Corp.	5,206,400	87,988,160
Och-Ziff Capital Management Group	2,400,000	39,168,000
[a]Solar Capital Ltd.	3,600,000	85,968,000
[a]Solar Capital Ltd.	150,000	3,582,000
DIVERSIFIED FINANCIAL SERVICES — 1.91%
Bolsas y Mercados Espanoles	885,600	26,946,392
Hong Kong Exchanges & Clearing Ltd.	2,317,300	50,257,247
KKR Financial Holdings, LLC	8,800,000	86,152,000

		503,151,775

ENERGY — 10.21%
ENERGY EQUIPMENT & SERVICES — 1.86%
Seadrill Ltd.	4,380,794	158,430,234
OIL, GAS & CONSUMABLE FUELS — 8.35%
Canadian Oil Sands Ltd.	3,846,500	129,618,520
Eni SpA	7,406,300	181,899,216
Origin Energy Ltd.	37,076	622,030
Royal Dutch Shell plc ADR	2,698,200	196,590,852
Total SA	3,359,900	204,536,603

		871,697,455

FOOD & STAPLES RETAILING — 0.95%
FOOD & STAPLES RETAILING — 0.95%
Sysco Corp.	2,942,300	81,501,710

		81,501,710

FOOD, BEVERAGE & TOBACCO — 6.82%
BEVERAGES — 1.92%
Coca Cola Co.	2,462,400	163,380,240
FOOD PRODUCTS — 2.65%
Kraft Foods, Inc.	3,158,400	99,047,424
Marine Harvest	33,299,000	41,365,966
Nestle SA	1,500,000	85,982,580
TOBACCO — 2.25%
Philip Morris International, Inc.	2,928,900	192,223,707

		581,999,917

HOUSEHOLD & PERSONAL PRODUCTS — 0.52%
HOUSEHOLD PRODUCTS — 0.52%
Kimberly-Clark Corp.	675,000	44,057,250

		44,057,250

INSURANCE — 3.78%
INSURANCE — 3.78%
Allianz SE	310,700	43,605,272
[b]Gjensidige Forsikring ASA	8,219,200	99,131,258
MunichRe AG	482,800	75,948,850
Scor SE	1,000,000	27,231,487
Zurich Financial Services AG	276,000	77,255,961

		323,172,828

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 1.50%
METALS & MINING — 1.50%
Impala Platinum Holdings Ltd.	1,349,900	$39,058,304
Southern Copper Corp.	2,200,000	88,594,000

		127,652,304

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.92%
PHARMACEUTICALS — 5.92%
Novartis AG	3,007,800	163,144,906
Pfizer, Inc.	9,114,000	185,105,340
Roche Holding AG	1,100,000	157,125,748

		505,375,994

REAL ESTATE — 5.38%
REAL ESTATE INVESTMENT TRUSTS — 5.03%
Annaly Capital Management, Inc.	4,567,200	79,697,640
Anworth Mortgage Asset Corp.	3,067,800	21,750,702
Capstead Mortgage Corp.	1,779,987	22,748,234
Chimera Investment Corp.	15,742,600	62,340,696
Dexus Property Group	78,947,249	69,410,205
Dynex Capital, Inc.	1,100,000	11,066,000
Invesco Mortgage Capital, Inc.	3,000,000	65,550,000
MFA Financial, Inc.	11,850,000	97,170,000
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.35%
Hopewell Holdings Ltd.	9,991,500	29,800,258

		459,533,735

RETAILING — 0.76%
MULTILINE RETAIL — 0.76%
David Jones Ltd.	13,231,303	65,007,524

		65,007,524

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.88%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.88%
Intel Corp.	6,765,500	136,460,135
Mediatek, Inc.	1,182,235	13,588,677
Taiwan Semiconductor Manufacturing Co. Ltd.	40,000,000	96,033,190

		246,082,002

SOFTWARE & SERVICES — 2.35%
INFORMATION TECHNOLOGY SERVICES — 0.75%
Paychex, Inc.	2,032,700	63,745,472
SOFTWARE — 1.60%
Microsoft Corp.	5,400,000	136,944,000

		200,689,472

TELECOMMUNICATION SERVICES — 16.04%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.56%
AT&T, Inc.	2,876,100	88,008,660
France Telecom SA	4,241,700	95,039,203
Koninklijke KPN N.V.	9,701,600	165,264,204
Qwest Communications International, Inc.	4,900,400	33,469,732
Singapore Telecommunications Ltd.	21,628,700	51,819,654

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Telecom Italia-RSP S.p.A.	12,230,500	$16,449,072
Telecom Italia S.p.A.	15,929,200	24,493,715
Telefonica SA	6,904,074	172,842,303
Telstra Corp. Ltd.	81,957,000	239,057,604
Verizon Communications, Inc.	2,609,000	100,550,860
WIRELESS TELECOMMUNICATION SERVICES — 4.48%
Advanced Info Service Public Company Ltd.	15,190,452	45,202,205
China Mobile Ltd.	11,151,207	102,716,313
SK Telecom Co. Ltd.	463,500	69,084,507
Vodafone Group plc	58,677,100	166,139,016

		1,370,137,048

TRANSPORTATION — 1.05%
TRANSPORTATION INFRASTRUCTURE — 1.05%
Hopewell Highway Infrastructure Ltd.	15,722,341	10,773,226
MAp Airports	25,090,909	78,896,435

		89,669,661

UTILITIES — 5.32%
ELECTRIC UTILITIES — 4.11%
E. ON AG	3,033,600	92,648,108
Enel S.p.A.	35,912,700	226,382,995
Entergy Corp.	483,567	32,500,538
MULTI-UTILITIES — 1.21%
GDF Suez	2,528,333	103,015,621

		454,547,262

TOTAL COMMON STOCK (Cost $5,722,426,139)		6,376,986,498

PREFERRED STOCK — 4.03%

BANKS — 2.42%
COMMERCIAL BANKS — 2.42%
Barclays Bank plc Pfd, 7.10%	200,000	5,044,000
Fifth Third Bancorp Pfd, 8.50%	564,789	83,588,772
[c]First Tennessee Bank Pfd, 3.75%	12,000	7,781,250
Huntington Bancshares Pfd, 8.50%	95,087	110,538,638

		206,952,660

DIVERSIFIED FINANCIALS — 0.30%
CAPITAL MARKETS — 0.03%
Morgan Stanley Pfd, 4.00%	120,000	2,482,800
DIVERSIFIED FINANCIAL SERVICES — 0.27%
Bank of America Corp. Pfd, 3.00%	420,000	7,182,000
Citigroup Capital XII Pfd, 8.50%	600,000	15,798,000

		25,462,800

INSURANCE — 0.23%
INSURANCE — 0.23%
Principal Financial Group Pfd, 5.563%	201,500	19,192,875

		19,192,875

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
MISCELLANEOUS — 0.12%
U.S. GOVERNMENT AGENCIES — 0.12%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	$10,085,625

		10,085,625

REAL ESTATE — 0.19%
REAL ESTATE INVESTMENT TRUSTS — 0.19%
[c]Sovereign REIT Pfd, 12.00%	4,000	4,640,000
Alexandria Real Estate Pfd, 7.00%	463,500	11,911,950

		16,551,950

TECHNOLOGY HARDWARE & EQUIPMENT — 0.24%
COMMUNICATIONS EQUIPMENT — 0.24%
Lucent Technologies Capital Trust I Pfd, 7.75%	20,500	20,090,000

		20,090,000

TELECOMMUNICATION SERVICES — 0.19%
WIRELESS TELECOMMUNICATION SERVICES — 0.19%
[c]Centaur Funding Corp. Pfd, 9.08%	15,000	16,575,000

		16,575,000

UTILITIES — 0.34%
MULTI-UTILITIES — 0.34%
Centerpoint Energy, Inc. Pfd, 7.5%	850,000	29,378,125

TOTAL PREFERRED STOCK (Cost $279,229,416)		344,289,035

EXCHANGE TRADED FUNDS — 0.67%
iShares High Yield Corporate Bond	625,000	57,475,000

TOTAL EXCHANGE TRADED FUNDS (Cost $46,047,908)		57,475,000

ASSET BACKED SECURITIES — 0.32%

BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.744%, 2/25/2035	$10,236,114	2,028,569
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.483%, 3/25/2035	9,638,574	1,925,821

		3,954,390

DIVERSIFIED FINANCIALS — 0.24%
CAPITAL MARKETS — 0.17%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.803%, 8/25/2033	606,247	441,707
Merrill Lynch Mtg Investors Trust, 2.787%, 8/25/2034	6,246,915	5,195,743
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.57%, 11/25/2035	10,425,633	9,245,845
DIVERSIFIED FINANCIAL SERVICES — 0.07%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.407%, 12/20/2036	3,245,330	672,015
Banc of America Mtg Securities Series 2005-A Class B1, 3.236%, 2/25/2035	5,218,270	2,346,851
Citigroup Mtg Loan Trust, Inc., 2.886%, 3/25/2034	1,525,936	1,276,958
Structured Asset Security Corp. Series 2002-27A Class B1, 2.53%, 1/25/2033	2,578,579	1,346,937

		20,526,056

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.03%
PHARMACEUTICALS — 0.03%
[c]QHP PhaRMA, 10.25%, 3/15/2015	$2,759,390	$2,812,039

TOTAL ASSET BACKED SECURITIES (Cost $47,235,295)		27,292,485

CORPORATE BONDS — 13.94%

AUTOMOBILES & COMPONENTS — 0.07%
AUTOMOBILES — 0.07%
[c]American Honda Finance, 7.625%, 10/1/2018	5,000,000	6,147,165

		6,147,165

BANKS — 1.04%
COMMERCIAL BANKS — 1.04%
[c,d]Alfa Diversified, 2.31%, 3/15/2012	1,750,000	1,740,935
[c,d]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,270,000
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,982,966
[c,d]Groupe BPCE, 12.50%, 8/29/2049	13,211,000	14,821,025
[b,c,d,e,f] Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	0
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,686,215
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	10,554,680
[c]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,812,390
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	6,184,881
[d]Shinhan Bank, 6.819%, 9/20/2036	900,000	936,400
Silicon Valley Bank, 6.05%, 6/1/2017	26,713,000	27,994,610
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,575,000
Zions Bancorp, 7.75%, 9/23/2014	3,000,000	3,258,048

		88,817,150

CAPITAL GOODS — 0.37%
INDUSTRIAL CONGLOMERATES — 0.22%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,252,500
TRADING COMPANIES & DISTRIBUTORS — 0.15%
[c]International Lease Finance Corp. E-Capital Trust I, 5.97%, 12/21/2065	15,000,000	12,483,150

		31,735,650

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
COMMERCIAL SERVICES & SUPPLIES — 0.01%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	500,704

		500,704

CONSUMER SERVICES — 0.04%
HOTELS, RESTAURANTS & LEISURE — 0.04%
[c]Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	3,040,000	2,992,059

		2,992,059

DIVERSIFIED FINANCIALS — 1.26%
CAPITAL MARKETS — 0.10%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,430,480
CONSUMER FINANCE — 0.57%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,398,520
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	6,424,000

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Capital One Financial Corp., 6.15%, 9/1/2016	$25,000,000	$27,376,525
SLM Corp., 4.00%, 7/25/2014	2,000,000	1,935,200
SLM Corp. LIBOR Floating Rate Note, 0.603%, 1/27/2014	5,000,000	4,742,130
[c]TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,775,000
DIVERSIFIED FINANCIAL SERVICES — 0.59%
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,968,298
[d]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,152,394
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	16,411,650
[d]Korea Development Bank, 5.30%, 1/17/2013	800,000	844,480
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,139,704
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,826,875
[c]SquareTwo Financial Corp., 11.625%, 4/1/2017	4,000,000	4,060,000

		107,485,256

ENERGY — 3.07%
ENERGY EQUIPMENT & SERVICES — 0.31%
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,235,786
[c,d]RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	9,400,000	10,293,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,127,522
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	1,005,000
OIL, GAS & CONSUMABLE FUELS — 2.76%
[c]Black Elk Energy Offshore, 13.75%, 12/1/2015	16,750,000	17,085,000
[c,d]Bumi Capital PTE, Ltd., 12.00%, 11/10/2016	3,000,000	3,502,500
[c]DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	6,444,520
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,744,176
[c]Enogex LLC, 6.875%, 7/15/2014	2,000,000	2,190,224
[c]Enogex LLC, 6.25%, 3/15/2020	2,500,000	2,685,028
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,000,000	4,793,024
Enterprise Products Operating LP, 7.034%, 1/15/2068	22,880,000	23,738,000
[c]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,357,400
[b,c,f]Griffin Coal Mining Ltd., 9.50%, 12/1/2016	17,000,000	15,852,500
[c]GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,689,430
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,153,384
[c]Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	7,041,750	7,616,638
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,257,155
Niska Gas Storage, 8.875%, 3/15/2018	8,739,000	9,503,662
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	21,015,090
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,062,544
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,139,563
[c,d]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,850,000
[c,d]Petroplus Finance Ltd., 6.75%, 5/1/2014	5,000,000	4,900,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	1,070,000
[c]RAAM Global Energy Co., 12.50%, 10/1/2015	12,000,000	12,600,000
Southern Union Co., 7.20%, 11/1/2066	23,020,000	21,984,100
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	6,947,500
[c]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,557,939	7,751,011
[c]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	9,189,920

		261,783,677

FOOD & STAPLES RETAILING — 0.13%
FOOD & STAPLES RETAILING — 0.13%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,730,000

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Rite Aid Corp., 9.375%, 12/15/2015	$9,500,000	$8,656,875

		11,386,875

FOOD, BEVERAGE & TOBACCO — 0.33%
BEVERAGES — 0.03%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,000,000	3,119,355
TOBACCO — 0.30%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,664,840
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	14,137,508
[c,d]B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,613,165

		28,534,868

HEALTH CARE EQUIPMENT & SERVICES — 0.35%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.06%
Alere, Inc., 8.625%, 10/1/2018	5,000,000	5,293,750
HEALTH CARE PROVIDERS & SERVICES — 0.14%
[c]Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	11,000,000	11,330,000
HEALTH CARE TECHNOLOGY — 0.15%
Merge Healthcare, Inc., 11.75%, 5/1/2015	12,000,000	12,960,000

		29,583,750

INDUSTRIALS — 0.12%
CAPITAL GOODS — 0.12%
Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	9,000,000	10,158,750

		10,158,750

INSURANCE — 1.93%
INSURANCE — 1.93%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	982,500
[c,d]Dai Ichi Mutual Life, 7.25%, 12/31/2049	12,000,000	11,862,648
Hartford Financial Services Group, 8.125%, 6/15/2038	9,650,000	10,566,750
[c]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,049,762
[c]Metlife Capital Trust X, 9.25%, 4/8/2068	12,000,000	14,490,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,625,052
[c]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,512,230
Northwind Holdings, LLC Series 2007-1A Class A1, 1.091%, 12/1/2037	5,360,911	4,099,918
[c,d]Oil Insurance Ltd., 7.558%, 12/29/2049	4,000,000	3,795,440
[c]Pacific Life Global Funding CPI Floating Rate Note, 3.68%, 2/6/2016	2,000,000	2,020,740
[c]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,508,135
[c,d]QBE Insurance Group Ltd., 5.647%, 7/1/2023	10,613,000	9,869,209
[c]Swiss Re Capital I, LP, 6.854%, 5/29/2049	49,865,000	48,794,897
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,488,016
[c]White Mountains Re Group Ltd., 7.506%, 5/29/2049	14,000,000	13,392,680
[c]ZFS Finance USA Trust II, 6.45%, 12/15/2065	14,198,000	14,481,960
[c]ZFS Finance USA Trust V, 6.50%, 5/9/2037	1,260,000	1,263,150

		164,803,087

MATERIALS — 0.52%
CONSTRUCTION MATERIALS — 0.19%
[c,d]C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,540,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,123,340
CONTAINERS & PACKAGING — 0.03%
[c]Plastipak Holdings, Inc., 10.625%, 8/15/2019	2,250,000	2,565,000

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
METALS & MINING — 0.30%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	$3,000,000	$3,800,658
[c,d]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,186,280
[c,d]Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	4,406,250
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,473,913
[c]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,875,000

		43,970,441

MEDIA — 0.37%
MEDIA — 0.37%
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,256,070
DIRECTV Holdings LLC, 7.625%, 5/15/2016	3,000,000	3,307,500
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,454,276
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,650,832

		31,668,678

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.17%
BIOTECHNOLOGY — 0.11%
[e]JPR Royalty LLC, 14.00%, 12/1/2020	5,000,000	5,000,000
[c,d]Novasep Holding S.A.S., 9.75%, 12/15/2016	3,000,000	1,920,000
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 3.346%, 2/1/2014	3,000,000	2,908,170
PHARMACEUTICALS — 0.06%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	4,250,000	4,728,125

		14,556,295

RETAILING — 0.09%
INTERNET & CATALOG RETAIL — 0.02%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,638,750
MULTILINE RETAIL — 0.02%
[c,d]Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,500,000	1,608,750
SPECIALTY RETAIL — 0.05%
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,373,312

		7,620,812

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.17%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.17%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	11,028,740
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,101,112
National Semiconductor Corp., 6.60%, 6/15/2017	1,000,000	1,100,394

		14,230,246

SOFTWARE & SERVICES — 0.19%
INTERNET SOFTWARE & SERVICES — 0.17%
[c,d,g]EAccess Ltd., 8.25%, 4/1/2018	4,000,000	4,000,000
SSI Investments II/CO-ISSR LLC, 11.125%, 6/1/2018	3,000,000	3,360,000
[e]Yahoo!, Inc., 6.65%, 8/10/2026	7,217,998	7,073,638
SOFTWARE — 0.02%
[c]Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,140,000

		16,573,638

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.06%
COMMUNICATIONS EQUIPMENT — 0.06%
[c]Brightstar Corp., 9.50%, 12/1/2016	$5,000,000	$5,368,750

		5,368,750

TELECOMMUNICATION SERVICES — 0.88%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.80%
[d]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	34,285,160
[d]Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,560,000
[c,d]Global Crossing Ltd., 9.00%, 11/15/2019	8,000,000	8,000,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	7,912,000	8,090,020
[d,h]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,336,901
[c,d]Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	8,906,363
WIRELESS TELECOMMUNICATION SERVICES — 0.08%
[c,d]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,345,000
[c,d]Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,983,750

		75,507,194

TRANSPORTATION — 0.22%
AIRLINES — 0.16%
[c,d]Air Canada, 9.25%, 8/1/2015	9,000,000	9,382,500
American Airlines, Inc., 13.00%, 8/1/2016	4,030,789	4,731,138
MARINE — 0.06%
Commercial Barge Line Co., 12.50%, 7/15/2017	2,000,000	2,305,000
United Maritime LLC, 11.75%, 6/15/2015	2,500,000	2,593,750

		19,012,388

UTILITIES — 2.55%
ELECTRIC UTILITIES — 1.16%
Alabama Power Capital Trust V, 3.403%, 10/1/2042	4,000,000	3,909,120
Arizona Public Service Co., 5.50%, 9/1/2035	4,000,000	3,815,040
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,194,602
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,508,145
[c,d]E. CL SA, 5.625%, 1/15/2021	2,000,000	2,002,938
[c,d]Enel Finance International S.A., 6.25%, 9/15/2017	38,000,000	41,614,294
Entergy Gulf States Louisiana LLC, 6.00%, 5/1/2018	8,000,000	8,667,312
[c]Great River Energy, 5.829%, 7/1/2017	1,872,755	2,043,588
[c]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,276,304
[c]Texas-New Mexico Power, 9.50%, 4/1/2019	19,000,000	24,108,511
GAS UTILITIES — 0.12%
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	10,056,865
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.21%
[c,d]Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	17,850,420
MULTI-UTILITIES — 1.06%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,449,495
AmerenEnergy Generating Co., 7.00%, 4/15/2018	9,050,000	9,172,673
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,114,889
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	18,827,741
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	13,265,667
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	22,375,320
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,289,411
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,326,760

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
Union Electric Co., 6.70%, 2/1/2019	$2,500,000	$2,885,097

		217,754,192

TOTAL CORPORATE BONDS (Cost $994,583,509)		1,190,191,625

CONVERTIBLE BONDS — 2.11%

CONSUMER SERVICES — 0.12%
HOTELS, RESTAURANTS & LEISURE — 0.12%
[c]ICAHN Enterprise LP	10,000,000	10,200,000

		10,200,000

DIVERSIFIED FINANCIALS — 1.13%
DIVERSIFIED FINANCIAL SERVICES — 1.13%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	61,600,000	64,218,000
KKR Financial Holdings LLC, 7.50%, 1/15/2017	22,750,000	32,361,875

		96,579,875

FOOD, BEVERAGE & TOBACCO — 0.09%
BEVERAGES — 0.09%
Central European Distribution Corp.	9,300,000	8,079,375

		8,079,375

MATERIALS — 0.09%
METALS & MINING — 0.09%
[c,d]Jaguar Mining, Inc., 4.50%, 11/1/2014	8,500,000	7,501,250

		7,501,250

MEDIA — 0.04%
MEDIA — 0.04%
Live Nation Entertainment, Inc., 2.875%, 7/15/2027	4,000,000	3,620,000

		3,620,000

REAL ESTATE — 0.24%
REAL ESTATE INVESTMENT TRUSTS — 0.12%
[c]Extra Space Storage LP, 3.625%, 4/1/2027	10,000,000	10,000,000
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.12%
Avatar Holdings, Inc., 7.50%, 2/15/2016	10,000,000	10,587,500

		20,587,500

SOFTWARE & SERVICES — 0.14%
SOFTWARE — 0.14%
[c,d]Telvent Git SA, 5.50%, 4/15/2015	10,000,000	11,625,000

		11,625,000

TELECOMMUNICATION SERVICES — 0.24%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.03%
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	2,327,500
WIRELESS TELECOMMUNICATION SERVICES — 0.21%
NII Holdings, 3.125%, 6/15/2012	18,000,000	18,090,000

		20,417,500

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.02%
MARINE — 0.02%
[c]Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	$1,500,000	$1,462,500

TOTAL CONVERTIBLE BONDS (Cost $158,238,977)		180,073,000

MUNICIPAL BONDS — 0.04%
San Bernardino County California, 8.45%, 9/1/2030	2,555,000	2,451,573
Victor New York, 9.20%, 5/1/2014	1,130,000	1,161,855

TOTAL MUNICIPAL BONDS (Cost $3,668,503)		3,613,428

U.S. GOVERNMENT AGENCIES — 0.12%
[c]Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,058,697
Federal National Mtg Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	2,596,917	2,654,149

TOTAL U.S. GOVERNMENT AGENCIES (Cost $9,340,635)		10,712,846

FOREIGN BONDS — 2.14%

CONSUMER SERVICES — 0.00%
HOTELS, RESTAURANTS & LEISURE — 0.00%
[b,e,f]FU JI Food and Catering (HKD), 0%, 10/18/2010	17,500,000	0

		0

DIVERSIFIED FINANCIALS — 0.21%
CAPITAL MARKETS — 0.13%
Morgan Stanley (AUD), 5.37%, 3/1/2013	4,000,000	4,050,480
Morgan Stanley (BRL), 10.09%, 5/3/2017	12,560,000	7,346,829
DIVERSIFIED FINANCIAL SERVICES — 0.08%
[c,e]Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,921,539
[e]Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	3,016,568

		18,335,416

FOOD & STAPLES RETAILING — 0.02%
FOOD & STAPLES RETAILING — 0.02%
Wesfarmers Ltd. (AUD), 7.68%, 9/11/2014	2,000,000	2,143,092

		2,143,092

FOOD, BEVERAGE & TOBACCO — 0.13%
BEVERAGES — 0.13%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,650,299
Anheuser-Busch InBev (BRL), 1.00%, 11/17/2015	10,000,000	6,293,449

		10,943,748

INSURANCE — 0.18%
INSURANCE — 0.18%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	9,012,186
ELM BV (AUD), 6.458%, 12/27/2049	8,000,000	6,387,730

		15,399,916

MEDIA — 0.08%
MEDIA — 0.08%
[c]Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,202,166

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
News America Holdings (AUD), 8.625%, 2/7/2014	$4,000,000	$4,242,087

		6,444,253

MISCELLANEOUS — 0.55%
MISCELLANEOUS — 0.55%
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	8,500,000	9,729,109
Regional Muni of York (CAD), 5.00%, 4/29/2019	4,500,000	4,942,759
Republic of Brazil (BRL), 12.50%, 1/5/2016	25,750,000	17,901,112
Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	14,210,026

		46,783,006

TELECOMMUNICATION SERVICES — 0.06%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.06%
[c]Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	3,000,000	4,921,225

		4,921,225

TRANSPORTATION — 0.78%
TRANSPORTATION INFRASTRUCTURE — 0.78%
Southern Cross Air Corp. (AUD), 6.76%, 12/20/2016	64,833,500	66,557,559

		66,557,559

UTILITIES — 0.13%
MULTI-UTILITIES — 0.13%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	11,227,437

		11,227,437

TOTAL FOREIGN BONDS (Cost $143,584,670)		182,755,652

OTHER SECURITIES — 0.30%

LOAN PARTICIPATIONS — 0.30%
Crown Castle Operating Co., 1.762%, 3/6/2014	2,931,472	2,909,867
[e]Merisant Co. Term Loan B, 7.50%, 1/31/2014	2,550,033	2,530,908
Mylan Laboratories, Inc., 3.563%, 10/2/2014	1,956,182	1,959,840
Texas Comp Electric Holdings LLC, 3.803%, 10/10/2014	4,396,749	3,700,876
Texas Comp Electric Holdings LLC, 3.759%, 10/10/2014	13,010,101	10,920,418
Texas Comp Electric Holdings LLC, 3.759%, 10/10/2014	3,118,402	2,624,853
Texas Comp Electric Holdings LLC, 3.789%, 10/31/2014	530,303	445,126
Texas Comp Electric Holdings LLC, 3.803%, 10/10/2014	303,030	255,070
Texas Comp Electric Holdings LLC, 3.803%, 5/10/2014	141,414	118,700

TOTAL OTHER SECURITIES (Cost $24,577,420)		25,465,658

SHORT TERM INVESTMENTS — 1.30%
Devon Energy Corp., 0.19%, 4/1/2011	33,400,000	33,400,000
McCormick & Co., 0.16%, 4/1/2011	35,000,000	35,000,000
Wellpoint, Inc., 0.20%, 4/1/2011	42,600,000	42,600,000

TOTAL SHORT TERM INVESTMENTS (Cost $111,000,000)		111,000,000

TOTAL INVESTMENTS — 99.64% (Cost $7,539,932,472)		$8,509,855,227
OTHER ASSETS LESS LIABILITIES — 0.36%		30,603,928

NET ASSETS — 100.00%		$8,540,459,155

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal March 31, 2011	Market Value March 31, 2011	Investment Income
Solar Capital Ltd.	1,901,000	1,852,599	(3,599)	3,750,000	$89,550,000	$3,922,020
Invesco Mortgage Capital, Inc.	1,915,165	1,084,835	—	3,000,000	*	5,585,210

Total non-controlled affiliated issuers - 1.05% of net assets					$89,550,000	$9,507,230

*	Issuer not affiliated at March 31, 2011.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the aggregate value of these securities in the Fund’s portfolio was $571,917,275, representing 6.70% of the Fund’s net assets.
d	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
f	Bond in default.
g	When-issued security.
h	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

28    Certified Semi-Annual Report

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Certified Semi-Annual Report    29

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $7,458,403,007) (Note 2)	$8,420,305,227
Non-controlled affiliated issuers (cost $81,529,465) (Note 2)	89,550,000
Cash	368,096
Receivable for investments sold	25,382,402
Receivable for fund shares sold	58,777,651
Unrealized appreciation on forward currency contracts (Note 7)	6,265,292
Dividends receivable	25,526,376
Dividend and interest reclaim receivable	4,379,038
Interest receivable	30,113,993
Prepaid expenses and other assets	212,221

Total Assets	8,660,880,296

LIABILITIES
Payable for securities purchased	46,767,073
Payable for fund shares redeemed	8,404,095
Unrealized depreciation on forward currency contracts (Note 7)	49,952,127
Payable to investment advisor and other affiliates (Note 3)	8,654,037
Deferred tax payable	679,504
Accounts payable and accrued expenses	1,501,117
Dividends payable	4,463,188

Total Liabilities	120,421,141

NET ASSETS	$8,540,459,155

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(7,260,291)
Net unrealized appreciation on investments	926,050,491
Accumulated net realized gain (loss)	(751,955,216)
Net capital paid in on shares of beneficial interest	8,373,624,171

$8,540,459,155

30    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,729,203,808 applicable to 139,179,464 shares of beneficial interest outstanding - Note 4)	$19.61
Maximum sales charge, 4.50% of offering price	0.92

Maximum offering price per share	$20.53

Class C Shares:
Net asset value and offering price per share * ($3,093,637,882 applicable to 157,748,997 shares of beneficial interest outstanding - Note 4)	$19.61

Class I Shares:
Net asset value, offering and redemption price per share ($2,669,880,957 applicable to 135,229,041 shares of beneficial interest outstanding - Note 4)	$19.74

Class R3 Shares:
Net asset value, offering and redemption price per share ($35,492,829 applicable to 1,810,184 shares of beneficial interest outstanding - Note 4)	$19.61

Class R4 Shares:
Net asset value, offering and redemption price per share ($7,045,455 applicable to 358,647 shares of beneficial interest outstanding - Note 4)	$19.64

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,198,224 applicable to 263,360 shares of beneficial interest outstanding - Note 4)	$19.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    31

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $6,152,313)	$140,898,449
Non-controlled affiliated issuers	9,507,230
Interest income (net of premium amortized of $882,339)	65,257,735

Total Income	215,663,414

EXPENSES:
Investment advisory fees (Note 3)	25,401,271
Administration fees (Note 3)
Class A Shares	1,470,990
Class C Shares	1,639,507
Class I Shares	535,665
Class R3 Shares	18,198
Class R4 Shares	2,570
Class R5 Shares	1,066
Distribution and service fees (Note 3)
Class A Shares	2,965,437
Class C Shares	13,151,197
Class R3 Shares	72,937
Class R4 Shares	5,195
Transfer agent fees
Class A Shares	865,340
Class C Shares	1,079,925
Class I Shares	633,720
Class R3 Shares	18,528
Class R4 Shares	3,321
Class R5 Shares	3,981
Registration and filing fees
Class A Shares	38,530
Class C Shares	32,370
Class I Shares	37,231
Class R3 Shares	9,496
Class R4 Shares	9,672
Class R5 Shares	11,385
Custodian fees (Note 3)	778,230
Professional fees	78,962
Accounting fees	85,410
Trustee fees	72,045
Other expenses	375,656

Total Expenses	49,397,835
Less:
Expenses reimbursed by investment advisor (Note 3)	(832,979)

Net Expenses	48,564,856

Net Investment Income	$167,098,558

32    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$79,884,043
Non-controlled affiliated issuers	(1,767)
Forward currency contracts (Note 7)	(66,863,627)
Foreign currency transactions	32,469,557

45,488,206

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes payable of $679,504)	482,088,192
Non-controlled affiliated issuers	4,185,081
Forward currency contracts (Note 7)	(14,357,972)
Foreign currency translations	(206,262)

471,709,039

Net Realized and Unrealized Gain	517,197,245

Net Increase in Net Assets Resulting from Operations	$684,295,803

See notes to financial statements.

Certified Semi-Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$167,098,558	$298,606,872
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	45,488,206	(58,389,099)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	471,709,039	297,073,577

Net Increase (Decrease) in Net Assets Resulting from Operations	684,295,803	537,291,350

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(69,121,986)	(105,095,569)
Class C Shares	(68,210,929)	(100,021,633)
Class I Shares	(65,896,664)	(82,223,032)
Class R3 Shares	(808,873)	(1,088,290)
Class R4 Shares	(107,333)	(59,426)
Class R5 Shares	(128,683)	(114,390)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	552,359,568	529,891,266
Class C Shares	682,419,767	715,272,973
Class I Shares	844,585,531	707,722,464
Class R3 Shares	10,013,299	7,823,039
Class R4 Shares	4,864,013	1,799,483
Class R5 Shares	1,558,767	2,943,638

Net Increase in Net Assets	2,575,822,280	2,214,141,873

NET ASSETS:
Beginning of Period	5,964,636,875	3,750,495,002

End of Period	$8,540,459,155	$5,964,636,875

Undistributed net investment income	$—	$29,915,619

*	Unaudited

See notes to financial statements.

34    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$6,376,986,498	$6,376,986,498	$—	$—
Preferred Stock (a)	344,289,035	315,292,785	28,996,250	—
Exchange Traded Funds	57,475,000	57,475,000	—	—
Asset Backed Securities	27,292,485	—	27,292,485	—
Corporate Bonds	1,190,191,625	—	1,178,117,987	12,073,638
Convertible Bonds	180,073,000	—	180,073,000	—
Municipal Bonds	3,613,428	—	3,613,428	—
U.S. Government Agencies	10,712,846	—	10,712,846	—
Foreign Bonds	182,755,652	—	175,817,545	6,938,107
Other Securities	25,465,658	—	22,934,750	2,530,908
Short Term Investments	111,000,000	—	111,000,000	—

Total Investments in Securities	$8,509,855,227	$6,749,754,283	$1,738,558,291	$21,542,653

Other Financial Instruments**
Forward Currency Contracts	$6,265,292	$—	$6,265,292	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(49,952,127)	$—	$(49,952,127)	$—
Spot Currency	$(21,006)	$(21,006)	$—	$—

(a)	Industry classifications for Preferred Stock in Level 2 consist of $7,781,250 in Banks, $4,640,000 in Real Estate and $16,575,000 in Telecommunication Services.

36    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 3/31/2011
Investments in Securities(a)	$31,312,142	$7,964,180	$(248,406)	$12,801	$1,918,089	$(19,416,153)	$21,542,653

(a)	Level 3 Securities represent 0.25% of Total Net Assets at the period ended March 31, 2011.

(b)	Net transfers out of Level 3 were to Level 2, and were due to changes in other significant observable inputs existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment

Certified Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor voluntarily or contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $803,656 for Class C shares, $495 for Class I shares, $9,961 for Class R3 shares, $7,585 for Class R4 shares, and $11,282 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $1,191,474 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $165,809 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

38    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	35,693,933	$681,478,236	43,283,964	$770,088,645
Shares issued to shareholders in reinvestment of dividends	2,725,581	52,221,191	4,439,224	79,354,477
Shares repurchased	(9,493,869)	(181,350,945)	(18,042,158)	(319,573,633)
Redemption fees received*	—	11,086	—	21,777

Net Increase (Decrease)	28,925,645	$552,359,568	29,681,030	$529,891,266

Class C Shares
Shares sold	41,204,631	$787,740,401	49,564,535	$883,762,048
Shares issued to shareholders in reinvestment of dividends	2,495,737	47,798,352	3,972,825	71,048,461
Shares repurchased	(8,016,938)	(153,131,334)	(13,520,528)	(239,560,490)
Redemption fees received*	—	12,348	—	22,954

Net Increase (Decrease)	35,683,430	$682,419,767	40,016,832	$715,272,973

Class I Shares
Shares sold	51,383,496	$987,604,250	54,684,137	$981,032,227
Shares issued to shareholders in reinvestment of dividends	2,571,096	49,633,239	3,466,124	62,410,241
Shares repurchased	(10,020,300)	(192,662,014)	(18,750,557)	(335,736,228)
Redemption fees received*	—	10,056	—	16,224

Net Increase (Decrease)	43,934,292	$844,585,531	39,399,704	$707,722,464

Certified Semi-Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	683,899	$13,077,767	746,503	$13,383,203
Shares issued to shareholders in reinvestment of dividends	37,266	713,936	55,329	988,963
Shares repurchased	(197,655)	(3,778,541)	(368,316)	(6,549,359)
Redemption fees received*	—	137	—	232

Net Increase (Decrease)	523,510	$10,013,299	433,516	$7,823,039

Class R4 Shares
Shares sold	272,633	$5,258,562	105,112	$1,826,925
Shares issued to shareholders in reinvestment of dividends	3,185	61,615	1,635	29,296
Shares repurchased	(23,486)	(456,184)	(3,165)	(56,750)
Redemption fees received*	—	20	—	12

Net Increase (Decrease)	252,332	$4,864,013	103,582	$1,799,483

Class R5 Shares
Shares sold	92,355	$1,777,583	302,943	$5,496,684
Shares issued to shareholders in reinvestment of dividends	6,588	127,055	6,243	111,969
Shares repurchased	(18,250)	(345,891)	(150,901)	(2,665,036)
Redemption fees received*	—	20	—	21

Net Increase (Decrease)	80,693	$1,558,767	158,285	$2,943,638

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $2,717,825,397 and $770,331,204, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$7,539,932,472

Gross unrealized appreciation on a tax basis	$1,092,340,888
Gross unrealized depreciation on a tax basis	(122,418,133)

Net unrealized appreciation (depreciation) on investments (tax basis)	$969,922,755

40    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

At March 31, 2011, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $288,211 and $32,070,845, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,262,779
2017	280,451,429
2018	493,662,779

$778,376,987

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

Certified Semi-Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

The following table displays the outstanding forward currency contracts, at March 31, 2011:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2011
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Buy	549,796,800	04/06/2011	$779,142,733	$6,155,922	$—
Euro	Sell	107,340,200	08/31/2011	151,616,874	—	(4,205,504)
Euro	Sell	127,439,500	04/06/2011	180,600,470	—	(12,614,818)
Euro	Sell	422,357,300	04/06/2011	598,542,263	—	(20,246,424)
Euro	Sell	648,459,200	08/31/2011	915,941,620	—	(7,210,351)
Great Britain Pound	Sell	20,967,500	04/06/2011	33,635,305	109,370	—
Great Britain Pound	Sell	51,178,900	04/06/2011	82,099,339	—	(1,047,315)
Swiss Franc	Sell	17,764,500	04/06/2011	19,341,012	—	(226,039)
Swiss Franc	Sell	67,440,500	04/06/2011	73,425,511	—	(4,092,212)
Thai Baht	Sell	355,380,200	08/25/2011	11,652,964	—	(82,716)
Thai Baht	Sell	779,346,600	08/25/2011	25,554,880	—	(226,748)

Total					$6,265,292	$(49,952,127)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2011

Asset Derivatives

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$6,265,292

Liability Derivatives

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(49,952,127)

The realized gains (losses) from forward currency contracts and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011
	Total	Forward Currency Contracts
Foreign exchange contracts	$(66,863,627)	$(66,863,627)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011
	Total	Forward Currency Contracts
Foreign exchange contracts	$(14,357,972)	$(14,357,972)

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

42    Certified Semi-Annual Report

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Certified Semi-Annual Report    43

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$18.31	0.46	1.41	1.87	(0.57)	—	(0.57)	$19.61	4.81	(d)	1.20	(d)	1.20	(d)	1.20	(d)	10.29	10.92	$2,729,204
2010(c)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(c)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(c)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(c)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
2006(c)	$17.93	0.78	1.98	2.76	(0.77)	(0.34)	(1.11)	$19.58	4.22		1.38		1.38		1.38		16.05	55.29	$903,347

Class C Shares
2011(b)	$18.31	0.39	1.41	1.80	(0.50)	—	(0.50)	$19.61	4.12	(d)	1.90	(d)	1.90	(d)	1.96	(d)	9.94	10.92	$3,093,638
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
2006	$17.95	0.70	1.97	2.67	(0.68)	(0.34)	(1.02)	$19.60	3.73		1.90		1.90		2.15		15.45	55.29	$636,947

Class I Shares
2011(b)	$18.43	0.49	1.42	1.91	(0.60)	—	(0.60)	$19.74	5.19	(d)	0.86	(d)	0.86	(d)	0.86	(d)	10.48	10.92	$2,669,881
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
2006	$18.03	0.88	1.98	2.86	(0.84)	(0.34)	(1.18)	$19.71	4.68		0.99		0.98		1.02		16.53	55.29	$308,859

Class R3 Shares
2011(b)	$18.30	0.43	1.42	1.85	(0.54)	—	(0.54)	$19.61	4.55	(d)	1.50	(d)	1.50	(d)	1.57	(d)	10.20	10.92	$35,493
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
2006	$17.93	0.82	1.92	2.74	(0.75)	(0.34)	(1.09)	$19.58	4.36		1.50		1.50		6.05		15.91	55.29	$1,301

Class R4 Shares
2011(b)	$18.34	0.47	1.38	1.85	(0.55)	—	(0.55)	$19.64	4.87	(d)	1.39	(d)	1.39	(d)	1.76	(d)	10.18	10.92	$7,045
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(e)	10.83	63.05	$48
2008(f)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(d)	1.40	(d)	1.40	(d)	16.97	(d)(e)	(17.79)	46.07	$251

Class R5 Shares
2011(b)	$18.42	0.49	1.42	1.91	(0.59)	—	(0.59)	$19.74	5.08	(d)	0.99	(d)	0.99	(d)	1.52	(d)	10.47	10.92	$5,198
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(e)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(e)	(22.27)	46.07	$221
2007(g)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(d)	0.99	(d)	0.98	(d)	278.77	(d)(e)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2008.
(g)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44 Certified Semi-Annual Report	Certified Semi-Annual Report 45

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,102.90	$6.31
Hypothetical*	$1,000.00	$1,018.93	$6.05
Class C Shares
Actual	$1,000.00	$1,099.40	$9.94
Hypothetical*	$1,000.00	$1,015.46	$9.55
Class I Shares
Actual	$1,000.00	$1,104.80	$4.52
Hypothetical*	$1,000.00	$1,020.64	$4.34
Class R3 Shares
Actual	$1,000.00	$1,102.00	$7.85
Hypothetical*	$1,000.00	$1,017.46	$7.54
Class R4 Shares
Actual	$1,000.00	$1,101.80	$7.26
Hypothetical*	$1,000.00	$1,018.02	$6.98
Class R5 Shares
Actual	$1,000.00	$1,104.70	$5.19
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.20%; C: 1.90%; I: 0.86%; R3: 1.50%; R4: 1.39%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

46    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	8.44%	6.28%	11.64%
C Shares (Incep: 12/24/02)	11.85%	6.59%	11.65%
I Shares (Incep: 11/3/03)	13.95%	7.62%	10.89%
R3 Shares (Incep: 2/1/05)	13.28%	7.04%	8.71%
R4 Shares (Incep: 2/1/08)	13.38%	—	3.64%
R5 Shares (Incep: 2/1/07)	13.91%	—	5.43%
Blended Index (Since 12/24/02)	11.71%	3.41%	7.87%
S&P 500 Index (Since 12/24/02)	15.65%	2.62%	7.02%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    47

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

48    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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50    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    51

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $80 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $285 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Important Information

The information presented on the following pages was current as of March 31, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.47%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to invest in promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/11

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	12.46%	1.22%	9.67%
With sales charge	7.41%	-0.32%	8.60%
MSCI AC World Index
(Since: 7/28/06)	14.08%	0.31%	3.16%

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 72% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 170 stocks (as of 3/31/11).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with what we view as attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and can be effective over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE SIX MONTHS ENDED 3/31/11

Top Contributors	Top Detractors
Ensign Energy Services, Inc.	Bank of America Corp.
Trinity Industries, Inc.	China Mobile Ltd.
Willis Group Holdings plc	Teva Pharmaceutical Inds. Ltd. ADR
Ensco plc ADR	UBS AG
Swiss Re	Tokyo Steel Manufacturing Co. Ltd.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 3/31/11

Portfolio P/E Trailing 12-months*	14.3x
Portfolio Price to Cash Flow*	7.4x
Portfolio Price to Book Value*	1.5x
Median Market Cap*	$9.6 B
3-Year Beta (A Shares vs. MSCI AC World)*	1.12
Number of Holdings	32

*	Source: FactSet

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Thornburg Global Opportunities Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

April 18, 2011

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2011. In addition, we will comment on the overall investment landscape.

In the six months ended March 31, 2011, the Thornburg Global Opportunities Fund net asset value (NAV) per Class A share increased 16% from $13.98 to $16.23. The Fund also paid dividends of 14¢ per share to give a total return for the period of 17.17%. The dividends per share were higher for Class I and R5 shares, and lower on the C, R3, and R4 shares, to account for varying class specific expenses.

For the six-month period, Thornburg Global Opportunities Fund outperformed the MSCI AC World Index by approximately 3.6%. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 6.51%.

We do not expect to pay any capital gain distributions for 2011. At March 31, 2011, Global Opportunities Fund had tax basis realized capital losses of approximately $200 million, which may be carried forward to offset future capital gains to the extent provided by regulations. This capital loss carryforward is material relative to the Fund’s total assets at March 31, 2011 of approximately $364 million.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.47%, as disclosed in the most recent Prospectus.

In assessing the performance of the Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI All Country World Index over the six months ended March 31, 2011, because this is our global performance benchmark:

1.	All ten sectors showed positive total returns, with a range of 3% (utilities) to more than 30% (energy).

2.	In addition to firms in the energy sector, the strongest contributors to index appreciation were firms in the materials, industrials, and information technology sectors.

Relative to the index weightings, Global Opportunities Fund had large significant investments in financial and energy industry firms, and no investments in the generally sluggish utilities sector. Drilling service firms Ensign Energy Services, Transocean, and Ensco plc were each strong contributors to portfolio performance during the period under review. These firms have assets and contract production skills that remain in high demand.

Among the Fund’s holdings in the industrials sector, railcar and barge manufacturer Trinity Industries and aircraft component maker Spirit Aerosystems Holdings each delivered significant price appreciation. Operating growth from food company Brazil Foods led to a stock price gain that was enhanced by currency appreciation during the period. Another consumer

Certified Semi-Annual Report    7

Letter to Shareholders,

Continued

facing business, Carphone Warehouse, delivered strong performance following a successful joint venture with electronics retailer Best Buy in the United States.

Among our financial sector holdings, insurance broker Willis Group, reinsurer Swiss Re, Fifth Third Bancorp convertible preferred stock, and Dutch financial conglomerate ING Groep were each strong performers during the period under review. For the most part, these tend to be continuing recovery stories as the climb out of the global financial crisis grinds forward.

On the negative side, China Mobile, Tokyo Steel, Teva Pharmaceuticals, Amdocs, and currency hedges on the euro and British pound each detracted from portfolio performance. The Fund’s holdings in the information technology sector did not keep pace, with Microsoft particularly sluggish.

Expectations for Gross Domestic Product (GDP) and corporate earnings growth have improved in most markets around the world between October 1, 2010 and March 31, 2011 although there are meaningful corners of resistance. Greece, Ireland, and Portugal get much of the publicity in this regard, since each suffers from economic contraction even as interest burdens on these countries compound. The debt securities issued by these countries and held by European banks are significant enough to threaten the strength of certain institutions if material debt restructurings are carried out. Widespread initiatives to reduce government fiscal deficits by a variety of G-10 countries may also constrain near-term growth, particularly if accompanied by tightening monetary conditions. The fact that Standard & Poor’s Corp. announced that United States Treasury debt obligations have been put on “credit watch” status, for possible downgrade from their current AAA rating, may sharpen the debate about fiscal responsibility that is beginning to unfold in Washington, DC.

We are concerned about these issues. At the same time, we can see that global consumer demand is holding up well, strongly supported by emerging economies with modest public and private debt loads and expanding private sectors. Since the U.S. economy came to be overly dependent on residential real estate over the last generation, certain geographies in this country that were particularly caught up in that phenomenon are still in the penalty box. It is also very challenging for those whose jobs depended in any way on the U.S. residential real estate boom to find work. Aggregate employment statistics for the United States reflect this, as we struggle to channel production and employment in other uses. To a large extent, this is not a global issue. The United States is well into its fourth year of trying to reorient its economy, and industrial production figures are gradually improving. We begin to see signs that the costly trip down the road of too much real estate consumption will quit being a drag on the real economy and the overall financial sector, although high oil prices could impede progress in the coming quarters.

At March 31, 2011, domestic stocks comprised approximately 34% of the Fund’s portfolio; foreign stocks around 60%; and cash and interest bearing debt the remaining 6%. The average price/earnings multiple of the 32 stocks in your portfolio was 13.8x on an estimated forward basis, using 2011 estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiple of the MSCI All Country World Index was approximately 12.9x, again using 2011 estimates provided by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 10 of this report.

We remind readers that the Thornburg Global Opportunities Fund portfolio, which has generally included between 30 and 40 stocks, is very focused relative to the MSCI All Country World Index, which includes more than 2,000 stocks.

8    Certified Semi-Annual Report

We believe that our focus on a relatively small group of stocks can help outperform the broader index over time. The returns to date are encouraging, even though the Thornburg Global Opportunities Fund does not beat the Index portfolio over some shorter measurement periods.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

TOP TEN HOLDINGS

As of 3/31/11

Ensign Energy Services, Inc.	5.4%
Global Crossing Ltd.	5.0%
BRF-Brasil Foods SA	4.9%
KKR Financial Holdings LLC	4.8%
Google, Inc.	4.0%
Telstra Corp. Ltd.	3.8%
Ensco plc ADR	3.6%
Transocean Ltd.	3.5%
Fly Leasing Ltd. ADR	3.5%
Liechtensteinische Landesbank AG	3.5%

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Energy	15.8%
Diversified Financials	15.3%
Banks	12.2%
Telecommunication Services	9.7%
Insurance	8.0%
Software & Services	7.1%
Capital Goods	6.8%
Food, Beverage & Tobacco	4.9%
Pharmaceuticals, Biotechnology & Life Sciences	4.3%
Retailing	3.1%
Technology Hardware & Equipment	2.4%
Media	2.0%
Materials	1.6%
Food & Staples Retailing	1.2%
Other Assets & Cash Equivalents	5.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11 (percent of equity holdings)

United States	36.2%
Switzerland	12.0%
United Kingdom	10.3%
Canada	9.2%
Bermuda	5.3%
Brazil	5.2%
Australia	4.1%
Ireland	3.7%
China	3.6%
Netherlands	3.5%
Israel	3.0%
Germany	2.2%
Japan	1.7%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 91.17%

BANKS — 8.88%
COMMERCIAL BANKS — 8.88%
BancorpSouth, Inc.	681,100	$10,522,995
China Merchants Bank Co., Ltd.	3,297,441	9,135,360
Liechtensteinische Landesbank AG	157,678	12,634,840

		32,293,195

CAPITAL GOODS — 6.83%
MACHINERY — 3.31%
Trinity Industries, Inc.	328,821	12,057,866
TRADING COMPANIES & DISTRIBUTORS — 3.52%
Fly Leasing Ltd. ADR	925,113	12,794,313

		24,852,179

DIVERSIFIED FINANCIALS — 15.25%
CAPITAL MARKETS — 4.10%
[a] UBS AG	629,046	11,286,530
Verwaltungs und Privat Bank AG	29,800	3,627,262
DIVERSIFIED FINANCIAL SERVICES — 11.15%
Bank of America Corp.	822,300	10,961,259
[a] ING Groep N.V.	957,900	12,124,148
KKR Financial Holdings LLC	1,784,000	17,465,360

		55,464,559

ENERGY — 15.85%
ENERGY EQUIPMENT & SERVICES — 12.51%
Ensco plc ADR	227,300	13,147,032
Ensign Energy Services, Inc.	1,036,400	19,520,025
[a] Transocean Ltd.	164,600	12,830,570
OIL, GAS & CONSUMABLE FUELS — 3.34%
[a] Bankers Petroleum Ltd.	1,353,300	12,144,105

		57,641,732

FOOD & STAPLES RETAILING — 1.20%
FOOD & STAPLES RETAILING — 1.20%
Walgreen Co.	108,300	4,347,162

		4,347,162

FOOD, BEVERAGE & TOBACCO — 4.93%
FOOD PRODUCTS — 4.93%
BRF-Brasil Foods SA	948,800	17,916,580

		17,916,580

INSURANCE — 8.05%
INSURANCE — 8.05%
Hartford Financial Services Group, Inc.	365,800	9,850,994
Swiss Re	150,050	8,584,788
Willis Group Holdings plc	269,000	10,856,840

		29,292,622

Certified Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 1.57%
METALS & MINING — 1.57%
Tokyo Steel Manufacturing Co., Ltd.	489,100	$5,709,499

		5,709,499

MEDIA — 2.03%
MEDIA — 2.03%
[a] Kabel Deutschland Holding AG	139,500	7,393,954

		7,393,954

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.26%
PHARMACEUTICALS — 4.26%
Roche Holding AG	36,500	5,213,718
Teva Pharmaceutical Industries Ltd. ADR	204,830	10,276,321

		15,490,039

RETAILING — 3.12%
SPECIALTY RETAIL — 3.12%
[a] Carphone Warehouse Group plc	1,943,800	11,350,402

		11,350,402

SOFTWARE & SERVICES — 7.09%
INTERNET SOFTWARE & SERVICES — 4.03%
[a] Google, Inc.	24,985	14,646,457
SOFTWARE — 3.06%
Microsoft Corp.	439,400	11,143,184

		25,789,641

TECHNOLOGY HARDWARE & EQUIPMENT — 2.39%
COMPUTERS & PERIPHERALS — 2.39%
[a] Dell, Inc.	600,000	8,706,000

		8,706,000

TELECOMMUNICATION SERVICES — 9.72%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.80%
[a] Global Crossing Ltd.	1,295,007	18,026,497
Telstra Corp. Ltd.	4,796,317	13,990,215
WIRELESS TELECOMMUNICATION SERVICES — 0.92%
China Mobile Ltd.	361,100	3,326,175

		35,342,887

TOTAL COMMON STOCK (Cost $273,797,913)		331,590,451

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 3.28%

BANKS — 3.28%
COMMERCIAL BANKS — 3.28%
Fifth Third Bancorp Pfd, 8.50%	80,500	$11,914,000

TOTAL PREFERRED STOCK (Cost $2,079,829)		11,914,000

SHORT TERM INVESTMENTS — 4.95%
Wellpoint, Inc., 0.20%, 4/1/2011	$18,000,000	18,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $18,000,000)		18,000,000

TOTAL INVESTMENTS — 99.40% (Cost $293,877,742)		$361,504,451

OTHER ASSETS LESS LIABILITIES — 0.60%		2,180,677

NET ASSETS — 100.00%		$363,685,128

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $293,877,742) (Note 2)	$361,504,451
Cash	3,598,181
Cash denominated in foreign currency (cost $902,749)	952,620
Receivable for fund shares sold	420,657
Unrealized appreciation on forward currency contracts (Note 7)	33,926
Dividends receivable	318,097
Dividend and interest reclaim receivable	132,069
Prepaid expenses and other assets	51,980

Total Assets	367,011,981

LIABILITIES
Payable for securities purchased	1,085,147
Payable for fund shares redeemed	519,733
Unrealized depreciation on forward currency contracts (Note 7)	1,216,994
Payable to investment advisor and other affiliates (Note 3)	376,338
Accounts payable and accrued expenses	126,251
Dividends payable	2,390

Total Liabilities	3,326,853

NET ASSETS	$363,685,128

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,388,312)
Net unrealized appreciation on investments	66,508,644
Accumulated net realized gain (loss)	(204,102,258)
Net capital paid in on shares of beneficial interest	505,667,054

$363,685,128

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2010 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($100,197,775 applicable to 6,174,513 shares of beneficial interest outstanding - Note 4)	$16.23
Maximum sales charge, 4.50% of offering price	0.76

Maximum offering price per share	$16.99

Class C Shares:
Net asset value and offering price per share * ($90,825,563 applicable to 5,668,960 shares of beneficial interest outstanding - Note 4)	$16.02

Class I Shares:
Net asset value, offering and redemption price per share ($151,881,871 applicable to 9,326,366 shares of beneficial interest outstanding - Note 4)	$16.29

Class R3 Shares:
Net asset value, offering and redemption price per share ($211,586 applicable to 13,086 shares of beneficial interest outstanding - Note 4)	$16.17

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,560,198 applicable to 96,644 shares of beneficial interest outstanding - Note 4)	$16.14

Class R5 Shares:
Net asset value, offering and redemption price per share ($19,008,135 applicable to 1,166,393 shares of beneficial interest outstanding - Note 4)	$16.30

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $113,920)	$3,536,648
Interest income	12,834

Total Income	3,549,482

EXPENSES:
Investment advisory fees (Note 3)	1,495,880
Administration fees (Note 3)
Class A Shares	60,882
Class C Shares	54,372
Class I Shares	34,710
Class R3 Shares	109
Class R4 Shares	866
Class R5 Shares	4,277
Distribution and service fees (Note 3)
Class A Shares	122,022
Class C Shares	435,002
Class R3 Shares	416
Class R4 Shares	1,734
Transfer agent fees
Class A Shares	59,801
Class C Shares	56,851
Class I Shares	59,327
Class R3 Shares	669
Class R4 Shares	2,409
Class R5 Shares	13,913
Registration and filing fees
Class A Shares	10,765
Class C Shares	10,280
Class I Shares	11,539
Class R3 Shares	9,413
Class R4 Shares	9,510
Class R5 Shares	9,462
Custodian fees (Note 3)	63,147
Professional fees	26,457
Accounting fees	4,373
Trustee fees	4,021
Other expenses	28,187

Total Expenses	2,590,394
Less:
Expenses reimbursed by investment advisor (Note 3)	(122,433)
Fees paid indirectly (Note 3)	(627)

Net Expenses	2,467,334

Net Investment Income	$1,082,148

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$10,600,800
Forward currency contracts (Note 7)	(3,155,597)
Foreign currency transactions	685,075

8,130,278

Net change in unrealized appreciation (depreciation) on:
Investments	43,352,027
Forward currency contracts (Note 7)	1,078,644
Foreign currency translations	55,135

44,485,806

Net Realized and Unrealized Gain	52,616,084

Net Increase in Net Assets Resulting from Operations	$53,698,232

See notes to financial statements.

Certified Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2011*	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,082,148	$3,869,663
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	8,130,278	38,105,914
Increase (Decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts and foreign currency translations	44,485,806	(21,260,073)

Net Increase (Decrease) in Net Assets Resulting from Operations	53,698,232	20,715,504

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(893,661)	(1,057,336)
Class C Shares	(645,237)	(302,170)
Class I Shares	(1,405,584)	(2,033,417)
Class R3 Shares	(1,595)	(1,467)
Class R4 Shares	(13,009)	(16,293)
Class R5 Shares	(175,593)	(178,405)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(7,223,245)	5,589,247
Class C Shares	(4,064,966)	(4,319,558)
Class I Shares	(514,004)	18,072,732
Class R3 Shares	35,078	127,094
Class R4 Shares	5,976	21,801
Class R5 Shares	48,574	16,091,131

Net Increase in Net Assets	38,850,966	52,708,863

NET ASSETS:
Beginning of Period	324,834,162	272,125,299

End of Period	$363,685,128	$324,834,162

*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$331,590,451	$331,590,451	$—	$—
Preferred Stock	11,914,000	11,914,000	—	—
Short Term Investments	18,000,000	—	18,000,000	—

Total Investments in Securities	$361,504,451	$343,504,451	$18,000,000	$—

Other Financial Instruments**
Forward Currency Contracts	$33,926	$—	$33,926	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,216,994)	$—	$(1,216,994)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2011, was as follows:

	Beginning Balance 9/30/2010	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(a)	Ending Balance 3/31/2011
Investments in Securities	$6,000,000	$—	$—	$—	$—	$(6,000,000)	$—

(a)	Net transfers out of Level 3 were to Level 1, and were due to quoted prices in active markets for identical investments existing during the six months ended March 31, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $76,815 for Class I shares, $10,136 for Class R3 shares, $11,390 for Class R4 shares, and $24,092 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $7,661 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,697 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $627.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	564,270	$8,701,082	1,932,225	$26,869,017
Shares issued to shareholders in reinvestment of dividends	50,548	766,820	64,470	884,066
Shares repurchased	(1,089,243)	(16,691,312)	(1,630,246)	(22,166,671)
Redemption fees received*	—	165	—	2,835

Net Increase (Decrease)	(474,425)	$(7,223,245)	366,449	$5,589,247

Class C Shares
Shares sold	229,044	$3,464,234	896,157	$12,294,052
Shares issued to shareholders in reinvestment of dividends	35,337	530,417	18,260	245,234
Shares repurchased	(535,577)	(8,059,763)	(1,248,317)	(16,861,356)
Redemption fees received*	—	146	—	2,512

Net Increase (Decrease)	(271,196)	$(4,064,966)	(333,900)	$(4,319,558)

Class I Shares
Shares sold	1,548,895	$23,836,824	3,274,574	$45,532,091
Shares issued to shareholders in reinvestment of dividends	83,521	1,270,359	133,385	1,837,387
Shares repurchased	(1,720,164)	(25,621,415)	(2,151,068)	(29,300,502)
Redemption fees received*	—	228	—	3,756

Net Increase (Decrease)	(87,748)	$(514,004)	1,256,891	$18,072,732

Class R3 Shares
Shares sold	2,898	$46,028	9,552	$130,546
Shares issued to shareholders in reinvestment of dividends	100	1,507	98	1,351
Shares repurchased	(785)	(12,457)	(328)	(4,806)
Redemption fees received*	—	—	—	3

Net Increase (Decrease)	2,213	$35,078	9,322	$127,094

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	11,009	$168,270	11,897	$163,293
Shares issued to shareholders in reinvestment of dividends	862	13,008	1,193	16,293
Shares repurchased	(11,973)	(175,304)	(11,780)	(157,823)
Redemption fees received*	—	2	—	38

Net Increase (Decrease)	(102)	$5,976	1,310	$21,801

Class R5 Shares
Shares sold	58,997	$943,069	1,156,994	$16,024,177
Shares issued to shareholders in reinvestment of dividends	11,537	175,593	12,827	178,404
Shares repurchased	(72,455)	(1,070,116)	(8,074)	(111,608)
Redemption fees received*	—	28	—	158

Net Increase (Decrease)	(1,921)	$48,574	1,161,747	$16,091,131

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $82,689,735 and $112,707,510, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$293,877,742

Gross unrealized appreciation on a tax basis	$74,363,595
Gross unrealized depreciation on a tax basis	(6,736,886)

Net unrealized appreciation (depreciation) on investments (tax basis)	$67,626,709

At March 31, 2011, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $30,821. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At March 31, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such loss carryforwards expire as follows:

2016	$88,134
2017	68,696,690
2018	140,977,215

$209,762,039

24    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at March 31, 2011:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2011
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,665,100	08/18/2011	2,352,732	$—	$(34,647)
Euro	Sell	5,161,200	08/18/2011	7,292,609	—	(350,433)
Euro	Sell	3,085,600	08/18/2011	4,359,853	—	(34,212)
Japanese Yen	Sell	394,656,100	06/09/2011	4,746,481	33,926	—
Swiss Franc	Sell	13,146,300	04/06/2011	14,312,969	—	(797,702)

Total					$33,926	$(1,216,994)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2011
Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$33,926

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,216,994)

Certified Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

The realized gains (losses) from forward currency contracts and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011
	Total	Forward Currency Contracts
Foreign exchange contracts	$(3,155,597)	$(3,155,597)

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2011
	Total	Forward Currency Contracts
Foreign exchange contracts	$1,078,644	$1,078,644

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

26    Certified Semi-Annual Report

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Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$13.98	0.05	2.34	2.39	(0.14)	—	(0.14)	$16.23	0.60	(d)	1.47	(d)	1.47	(d)	1.47	(d)	17.17	25.15	$100,198
2010(c)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(c)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(c)	$20.06	0.30	(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
2007(c)	$12.86	0.07	7.29	7.36	— (e)	(0.16)	(0.16)	$20.06	0.41		1.51		1.50		1.55		57.75	91.02	$262,475
2006(c)(f)	$11.94	0.01	0.91	0.92	—	—	—	$12.86	0.34	(d)	1.70	(d)	1.63	(d)	6.12	(d)(g)	7.71	6.08	$8,477

Class C Shares
2011(b)	$13.83	(0.01)	2.31	2.30	(0.11)	—	(0.11)	$16.02	(0.15	)(d)	2.23	(d)	2.23	(d)	2.23	(d)	16.70	25.15	$90,825
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
2007	$12.84	(0.06)	7.25	7.19	—	(0.16)	(0.16)	$19.87	(0.34)		2.28		2.28		2.33		56.48	91.02	$107,298
2006(f)	$11.94	(0.01)	0.91	0.90	—	—	—	$12.84	(0.40	)(d)	2.41	(d)	2.35	(d)	9.01	(d)(g)	7.54	6.08	$3,505

Class I Shares
2011(b)	$14.01	0.08	2.36	2.44	(0.16)	—	(0.16)	$16.29	1.09	(d)	0.99	(d)	0.99	(d)	1.10	(d)	17.49	25.15	$151,882
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
2007	$12.87	0.17	7.29	7.46	(0.01)	(0.16)	(0.17)	$20.16	0.97		1.00		0.99		1.20		58.51	91.02	$108,461
2006(f)	$11.94	0.02	0.91	0.93	—	—	—	$12.87	0.90	(d)	1.04	(d)	0.99	(d)	2.98	(d)	7.79	6.08	$12,968

Class R3 Shares
2011(b)	$13.93	0.05	2.33	2.38	(0.14)	—	(0.14)	$16.17	0.64	(d)	1.49	(d)	1.49	(d)	13.08	(d)(g)	17.16	25.15	$212
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(g)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(g)	3.61	103.02	$20
2008(h)	$17.91	0.29	(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(d)	1.49	(d)	1.49	(d)	67.47	(d)(g)	(24.78)	83.70	$35

Class R4 Shares
2011(b)	$13.90	0.05	2.33	2.38	(0.14)	—	(0.14)	$16.14	0.68	(d)	1.40	(d)	1.40	(d)	3.04	(d)	17.22	25.15	$1,560
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(g)	3.73	103.02	$1,244
2008(h)	$17.91	0.28	(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(d)	1.41	(d)	1.40	(d)	864.00	(d)(g)	(24.74)	83.70	$3

Class R5 Shares
2011(b)	$14.02	0.08	2.36	2.44	(0.16)	—	(0.16)	$16.30	1.09	(d)	0.99	(d)	0.99	(d)	1.27	(d)	17.48	25.15	$19,008
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(g)	4.25	103.02	$86
2008(h)	$17.98	0.33	(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(d)	0.92	(d)	0.92	(d)	850.59	(d)(g)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Fund commenced operations on July 28, 2006.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Semi-Annual Report	Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,171.70	$7.95
Hypothetical*	$1,000.00	$1,017.61	$7.39
Class C Shares
Actual	$1,000.00	$1,167.00	$12.04
Hypothetical*	$1,000.00	$1,013.82	$11.19
Class I Shares
Actual	$1,000.00	$1,174.90	$5.37
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R3 Shares
Actual	$1,000.00	$1,171.60	$8.05
Hypothetical*	$1,000.00	$1,017.51	$7.48
Class R4 Shares
Actual	$1,000.00	$1,172.20	$7.58
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,174.80	$5.37
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.47%; C: 2.23%; I: 0.99%; R3: 1.49%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 7/28/06)	7.41%	-0.32%	8.60%
C Shares (Incep: 7/28/06)	10.58%	0.43%	8.81%
I Shares (Incep: 7/28/06)	13.04%	1.77%	10.23%
R3 Shares (Incep: 2/1/08)	12.43%	1.23%	-0.45%
R4 Shares (Incep: 2/1/08)	12.49%	1.30%	-0.38%
R5 Shares (Incep: 2/1/08)	12.97%	1.78%	0.09%
MSCI AC World Index (Since: 7/28/06)	14.08%	0.31%	3.16%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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38    This page is not part of the Semi-Annual Report.

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1411

Important Information

The information presented on the following pages was current as of March 31, 2011. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (India and Indonesia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

F12 EPS (Forward 12-month Earnings Per Share) – The total forecasted earnings divided by the number of shares outstanding.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Developing World Fund

March 31, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Semi-Annual Report

Letter to Shareholders

April 19, 2011
Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Developing World Fund for the six months ended March 31, 2011. The Class A shares of the Thornburg Developing World Fund produced a total return of 9.54% (without sales charge) for the six-month period ended March 31, 2011, compared to 9.53% for the MSCI Emerging Markets Index. Since inception of December 16, 2009, the Class A shares of the Thornburg Developing World Fund produced a total return of 32.48% (without sales charge), compared to 23.43% for the MSCI Emerging Markets Index.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.	As recently as January 2011, capital flows were placing upward pressure on developing country currencies and stock valuations, as ever-increasing amounts of capital (from the developed world) pursued a relatively fixed supply of assets (in the developing world). During the six-month period ended March 31, 2011, IPOs contributed 2.30% to the performance of the Fund. Food price inflation, geopolitical unrest in the Middle East and higher interest rates across the emerging world subsequently conspired to create a sharp rotation into developed markets assets. Thus, the MSCI Emerging Markets Index declined 6.6% between January 4, 2011 and February 24, 2011, during which time the S&P 500 Index increased 3.1%. Notably, the significant energy weighting in the MSCI Emerging Markets Index masks far sharper declines in individual markets exposed to some of the aforementioned inflationary pressures. For example, MSCI India Index declined 15.8% during this period and MSCI Indonesia Index declined 7.8%, in U.S. dollar (USD) terms. More recently, many emerging markets have recovered as emerging central bankers come to grips with the need to raise interest rates. However, individual markets and stocks remain out of favor.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 3.29%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.83%.	This pronounced volatility has provided ample opportunities to improve the risk-adjusted characteristics of the Fund’s portfolio. In certain cases, such opportunities took the form of an improved geopolitical tradeoff. For example, emerging market banks generally sold off together in recent months due to inflationary pressures, while only a select few of these markets (notably Egypt and Peru) face deteriorating geopolitical backdrops. Reflecting this dynamic, we sold Commercial International Bank in Egypt and Credicorp in Peru, and redeployed the proceeds in Bank Mandiri in Indonesia and Sberbank in Russia. In other cases, improved risk-adjusted opportunities took the form of lower valuations and better free-cash-flow profiles. For example, we sold Magnit, a Russian food discounter, during the March 2011 quarter due to high valuation (~28x F12 earnings per share (EPS), versus ~16x at purchase last year) and deteriorating free-cash-flow characteristics that could result in equity issuance in our investment horizon. We redeployed the proceeds in Drogasil, a Brazilian drug store chain, which enjoys comparable growth characteristics in the medium term but offers a lower valuation (~20x F12 EPS) and more attractive free-cash-flow characteristics. Reflecting such activity, as of March 31, 2011, the median P/E multiple on calendar 2011 EPS for the Developing World Fund was approximately 17.8x, compared to 20.6x as recently as December

Certified Semi-Annual Report    5

Letter to Shareholders,

Continued

31, 2010. While lower valuations are not protective in isolation, they are indicative of an improved opportunity set in the emerging markets exiting the March 2011 quarter.

As we look forward, the short-term investment climate is uncertain. Inflation remains a concern, with food representing anywhere from 21% to 50% of the Consumer Price Index (CPI) baskets in most major emerging markets (tensions across the Middle East and North African region only underscore these pressures). The geopolitically-induced increase in oil prices only exacerbates inflationary pressures, and many emerging market central bankers have until recently been reticent to raise interest rates for fear of amplifying capital inflows. At the same time, concerns about inflation have created significant opportunities in consumer and industrial businesses with real or perceived exposure to rising input costs. Notably, the small absolute movements in the benchmark indices are not indicative of this changing opportunity set given the predominance of energy holdings in these indices. While there may be a short-term mismatch between rising input prices and pricing power, we believe that many of the companies we own have the pricing power to manage through higher input prices within our investment horizon. Moreover, the currency outlook for many emerging markets has arguably improved. Specifically, with central bankers increasingly willing to raise interest rates (thereby increasing interest rate differentials) and halt currency stabilization efforts (thereby removing an impediment to currency appreciation), currencies such as the Brazilian real and Indonesian rupiah continue their march upward. Finally, it is notable that in many cases, high inflation occurs in lockstep with sound economic fundamentals. Indeed, some of the highest inflation markets also feature large central bank reserves, current account surpluses, low consumer debt penetration, and manageable government debt levels. On balance, while global equity markets currently appear positively inclined toward low-inflation markets with accelerating cyclical outlooks, it seems reasonable to expect a shift in tenor in favor of the robust structural outlooks of many emerging markets in the coming quarters. Regardless, we will remain focused on financially sound companies that can create value over an economic cycle.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund, as well as other Thornburg investment products. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/11

Materials	12.6%	Food, Beverage & Tobacco	5.3%
Software & Services	10.6%	Pharmaceuticals, Biotechnology & Life Sciences	5.2%
Energy	10.1%	Consumer Services	3.9%
Banks	9.1%	Transportation	2.3%
Household & Personal Products	8.4%	Diversified Financials	2.0%
Health Care Equipment & Services	8.1%	Capital Goods	1.9%
Retailing	7.7%	Consumer Durables & Apparel	1.8%
Food & Staples Retailing	7.3%	Other Assets & Cash Equivalents	3.6%

TOP TEN HOLDINGS

As of 3/31/11

OAO Gazprom ADR	3.6%	Hengan International Group Co. Ltd.	3.2%
Clicks Group Ltd.	3.6%	Cia Hering	3.1%
PT Indocement Tunggal Prakarsa Tbk	3.5%	Sinopharm Group Co. H	3.1%
Colgate Palmolive Co.	3.5%	New Oriental Education & Technology Group, Inc. ADR	2.9%
Genomma Lab Internacional SA	3.2%	Asian Paints Ltd.	2.7%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/11 (percent of equity holdings)

China	24.8%	South Africa	3.8%
Brazil	11.4%	Hong Kong	3.1%
Indonesia	9.1%	Canada	2.7%
Russia	8.1%	Netherlands	2.7%
United States	8.1%	Taiwan	2.4%
India	7.5%	Czech Republic	2.1%
Turkey	5.7%	Poland	1.6%
Mexico	5.7%	Argentina	1.2%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 96.40%
BANKS — 9.07%
COMMERCIAL BANKS — 9.07%
Komercni Banka a.s.	5,634	$1,421,757
PT Bank Mandiri	2,379,000	1,857,847
Sberbank of Russia	398,200	1,496,435
Turkiye Garanti Bankasi A.S.	312,700	1,462,190

		6,238,229

CAPITAL GOODS — 1.93%
MACHINERY — 1.93%
Turk Traktor Ve Ziraat Makineleri AS	61,474	1,325,789

		1,325,789

CONSUMER DURABLES & APPAREL — 1.82%
TEXTILES, APPAREL & LUXURY GOODS — 1.82%
Daphne International Holding Ltd.	1,655,000	1,251,056

		1,251,056

CONSUMER SERVICES — 3.93%
DIVERSIFIED CONSUMER SERVICES — 2.94%
[a] New Oriental Education & Technology Group, Inc. ADR	20,230	2,024,416
HOTELS, RESTAURANTS & LEISURE — 0.99%
Wynn Macau Ltd.	243,600	681,142

		2,705,558

DIVERSIFIED FINANCIALS — 1.95%
DIVERSIFIED FINANCIAL SERVICES — 1.95%
Hong Kong Exchanges & Clearing Ltd.	62,000	1,344,646

		1,344,646

ENERGY — 10.15%
ENERGY EQUIPMENT & SERVICES — 2.58%
Schlumberger Ltd.	18,991	1,771,101
OIL, GAS & CONSUMABLE FUELS — 7.57%
CNOOC Ltd.	597,000	1,507,361
Coal India Ltd.	156,200	1,210,160
OAO Gazprom ADR	77,100	2,493,414

		6,982,036

FOOD & STAPLES RETAILING — 7.32%
FOOD & STAPLES RETAILING — 7.32%
[a] Bizim Toptan Satis Magazalari AS	50,300	1,026,165
Drogasil S.A.	232,367	1,816,068
Eurocash SA	97,195	1,067,584
PriceSmart, Inc.	30,641	1,122,686

		5,032,503

FOOD, BEVERAGE & TOBACCO — 5.31%
BEVERAGES — 2.69%
Coca Cola Co.	27,835	1,846,852

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
FOOD PRODUCTS — 2.62%
Mayora Indah	1,389,500	$1,803,199

		3,650,051

HEALTH CARE EQUIPMENT & SERVICES — 8.05%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.36%
St. Shine Optical Co. Ltd.	131,644	1,620,564
HEALTH CARE PROVIDERS & SERVICES — 5.69%
Diagnosticos da America SA	140,200	1,803,326
Sinopharm Group Co. H	594,600	2,113,593

		5,537,483

HOUSEHOLD & PERSONAL PRODUCTS — 8.43%
HOUSEHOLD PRODUCTS — 3.46%
Colgate Palmolive Co.	29,507	2,382,985
PERSONAL PRODUCTS — 4.97%
Dabur India Ltd.	557,869	1,206,559
Hengan International Group Co. Ltd.	297,500	2,208,718

		5,798,262

MATERIALS — 12.63%
CHEMICALS — 5.33%
Asian Paints Ltd.	32,918	1,871,960
Potash Corp. of Saskatchewan, Inc.	30,501	1,797,424
CONSTRUCTION MATERIALS — 5.08%
PT Indocement Tunggal Prakarsa Tbk	1,276,700	2,397,249
West China Cement Ltd.	2,452,000	1,093,833
METALS & MINING — 2.22%
Southern Copper Corp.	37,962	1,528,730

		8,689,196

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.24%
PHARMACEUTICALS — 5.24%
[a] Genomma Lab Internacional SA	982,800	2,222,660
[a] Pharmstandard GDR	49,379	1,380,143

		3,602,803

RETAILING — 7.73%
INTERNET & CATALOG RETAIL — 1.02%
[a] Makemytrip Ltd.	24,146	707,719
MULTILINE RETAIL — 3.62%
Clicks Group Ltd.	396,315	2,493,299
SPECIALTY RETAIL — 3.09%
Cia Hering	115,500	2,122,316

		5,323,334

SOFTWARE & SERVICES — 10.57%
INTERNET SOFTWARE & SERVICES — 5.63%
Mercadolibre, Inc.	9,362	764,220
[a] Qihoo 360 Technology Co. Ltd. ADR	29,000	858,110
Tencent Holdings Ltd.	68,000	1,657,481
[a] Youku.com, Inc. ADR	12,500	593,875

Certified Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 4.94%
Totvs SA	93,255	$1,790,674
[a] VanceInfo Technologies ADR	51,203	1,608,287

		7,272,647

TRANSPORTATION — 2.27%
TRANSPORTATION INFRASTRUCTURE — 2.27%
China Merchants Holdings International Co. Ltd.	370,000	1,564,945

		1,564,945

TOTAL COMMON STOCK (Cost $59,912,463)		66,318,538

TOTAL INVESTMENTS — 96.40% (Cost $59,912,463)		$66,318,538
OTHER ASSETS LESS LIABILITIES — 3.60%		2,478,754

NET ASSETS — 100.00%		$68,797,292

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

ASSETS
Investments at value (cost $59,912,463) (Note 2)	$66,318,538
Cash	3,568,825
Cash denominated in foreign currency (cost $622,452)	633,936
Receivable for investments sold	238,735
Receivable for fund shares sold	231,770
Dividends receivable	54,214
Prepaid expenses and other assets	32,460

Total Assets	71,078,478

LIABILITIES
Payable for securities purchased	2,180,341
Payable for fund shares redeemed	28,089
Payable to investment advisor and other affiliates (Note 3)	58,492
Deferred tax payable	7,239
Accounts payable and accrued expenses	7,025

Total Liabilities	2,281,186

NET ASSETS	$68,797,292

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(276,343)
Net unrealized appreciation on investments	6,410,802
Accumulated net realized gain (loss)	2,030,658
Net capital paid in on shares of beneficial interest	60,632,175

$68,797,292

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($27,999,683 applicable to 1,772,437 shares of beneficial interest outstanding - Note 4)	$15.80
Maximum sales charge, 4.50% of offering price	0.74

Maximum offering price per share	$16.54

Class C Shares:
Net asset value and offering price per share * ($8,797,642 applicable to 560,626 shares of beneficial interest outstanding - Note 4)	$15.69

Class I Shares:
Net asset value, offering and redemption price per share ($31,999,967 applicable to 2,011,118 shares of beneficial interest outstanding - Note 4)	$15.91

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $7,061)	$201,706
Interest income	339

Total Income	202,045

EXPENSES:
Investment advisory fees (Note 3)	264,739
Administration fees (Note 3)
Class A Shares	14,428
Class C Shares	4,175
Class I Shares	6,135
Distribution and service fees (Note 3)
Class A Shares	29,011
Class C Shares	33,611
Transfer agent fees
Class A Shares	8,215
Class C Shares	3,995
Class I Shares	3,511
Registration and filing fees
Class A Shares	10,099
Class C Shares	9,934
Class I Shares	10,145
Custodian fees (Note 3)	59,923
Professional fees	20,271
Accounting fees	436
Trustee fees	591
Other expenses	7,140

Total Expenses	486,359
Less:
Expenses reimbursed by investment advisor (Note 3)	(28,343)
Investment advisory fees waived by investment advisor (Note 3)	(51,659)
Fees paid indirectly (Note 3)	(2,118)

Net Expenses	404,239

Net Investment Loss	$(202,194)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Six Months Ended March 31, 2011 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$2,385,731
Foreign currency transactions	(91,293)

2,294,438

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $8,869)	1,983,892
Foreign currency translations	12,231

1,996,123

Net Realized and Unrealized Gain	4,290,561

Net Increase in Net Assets Resulting from Operations	$4,088,367

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Six Months Ended March 31, 2011*	Period Ended September 30, 2010**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(202,194)	$90,914
Net realized gain (loss) on investments and foreign currency transactions	2,294,438	(342,739)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	1,996,123	4,414,679

Net Increase (Decrease) in Net Assets Resulting from Operations	4,088,367	4,162,854

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(28,522)	—
Class C Shares	(6,288)	—
Class I Shares	(51,294)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	12,294,326	12,579,326
Class C Shares	5,476,080	2,603,666
Class I Shares	12,438,581	15,240,196

Net Increase in Net Assets	34,211,250	34,586,042

NET ASSETS:
Beginning of Period	34,586,042	—

End of Period	$68,797,292	$34,586,042

Undistributed net investment income	$—	$11,955

*	Unaudited
**	For the period from commencement of operations on December 16, 2009 through September 30, 2010.

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, and (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$66,318,538	$66,318,538	$—	$—

Total Investments in Securities	$66,318,538	$66,318,538	$—	$—
Other Financial Instruments**
Spot Currency	$324	$324	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the six months ended March 31, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2011, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2011, the Advisor contractually waived investment advisory fees of $51,659. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $8,552 for Class C shares, and $19,791 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2011, the Distributor has advised the Fund that it earned commissions aggregating $14,906 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,088 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2011, fees paid indirectly were $2,118.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011 (Unaudited)		Period Ended* September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,157,886	$17,754,548	1,023,348	$13,148,906
Shares issued to shareholders in reinvestment of dividends	1,639	25,513	—	—
Shares repurchased	(364,864)	(5,486,061)	(45,572)	(569,655)
Redemption fees received**	—	326	—	75

Net Increase (Decrease)	794,661	$12,294,326	977,776	$12,579,326

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

	Six Months Ended March 31, 2011 (Unaudited)		Period Ended* September 30, 2010 (Audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	423,672	$6,446,248	207,298	$2,690,788
Shares issued to shareholders in reinvestment of dividends	359	5,563	—	—
Shares repurchased	(64,193)	(975,830)	(6,510)	(87,135)
Redemption fees received**	—	99	—	13

Net Increase (Decrease)	359,838	$5,476,080	200,788	$2,603,666

Class I Shares
Shares sold	994,897	$15,435,403	1,219,783	$15,347,231
Shares issued to shareholders in reinvestment of dividends	2,829	44,295	—	—
Shares repurchased	(197,747)	(3,041,477)	(8,644)	(107,188)
Redemption fees received**	—	360	—	153

Net Increase (Decrease)	799,979	$12,438,581	1,211,139	$15,240,196

*	Fund commenced operations on December 16, 2009.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $64,493,956 and $33,364,978, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$59,912,463

Gross unrealized appreciation on a tax basis	$7,505,527
Gross unrealized depreciation on a tax basis	(1,099,452)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,406,075

At March 31, 2011, the Fund had deferred tax basis currency and capital losses occurring subsequent to inception date of December 16, 2009 of $74,446 and $263,709 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2011, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Fund management believes no events have occurred between March 31, 2011 and May 20, 2011, the date of issuance of the financial statements, which require adjustment of, or disclosure in, the accompanying financial statements.

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Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE N ET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2011(b)(c)	$14.44	(0.07)	1.45	1.38	(0.02)	—	(0.02)	$15.80	(0.91	)(d)	1.66	(d)	1.65	(d)	1.83	(d)	9.54	66.22	$28,000
2010(c)(e)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2011(b)	$14.39	(0.12)	1.43	1.31	(0.01)	—	(0.01)	$15.69	(1.62	)(d)	2.39	(d)	2.38	(d)	2.85	(d)	9.13	66.22	$8,797
2010(e)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2011(b)	$14.52	(0.03)	1.45	1.42	(0.03)	—	(0.03)	$15.91	(0.35	)(d)	1.10	(d)	1.09	(d)	1.46	(d)	9.82	66.22	$32,000
2010(e)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 16, 2009.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Semi-Annual Report	Certified Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2010, and held until March 31, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period† 10/1/10–3/31/11
Class A Shares
Actual	$1,000.00	$1,095.40	$8.64
Hypothetical*	$1,000.00	$1,016.68	$8.32
Class C Shares
Actual	$1,000.00	$1,091.30	$12.41
Hypothetical*	$1,000.00	$1,013.06	$11.94
Class I Shares
Actual	$1,000.00	$1,098.20	$5.70
Hypothetical*	$1,000.00	$1,019.50	$5.49

†	Expenses are equal to the annualized expense ratio for each class (A: 1.65%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

24    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/16/09)	19.47%	—	—	20.06%
C Shares (Incep: 12/16/09)	23.34%	—	—	23.71%
I Shares (Incep: 12/16/09)	25.85%	—	—	25.19%
MSCI Emerging Markets Index (Since 12/16/09)	18.46%	—	—	17.72%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report    25

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is currently available for the period from the Fund’s commencement of investment operations on December 16, 2009 through June 30, 2010, and will hereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

26    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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28    This page is not part of the Semi-Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.    31

Waste not,
Wait not
Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2148

Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1) Not Applicable

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon President and principal executive officer
Date:	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon President and principal executive officer
Date:	May 20, 2011

By:	/s/ George T. Strickland
George T. Strickland Treasurer and principal financial officer
Date:	May 20, 2011